As filed with the Securities and Exchange Commission on December 30, 1998


                                                                  File Nos.
                                                                  33-11444
                                                                  811-4986

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

   Pre-Effective Amendment No.

   Post-Effective Amendment No.   26                          (X)

                                    and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

   Amendment No.   28                                         (X)

                     FRANKLIN INVESTORS SECURITIES TRUST
              (Exact Name of Registrant as Specified in Charter)

                777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
             (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, Including Area Code (650) 312-2000

       HARMON E. BURNS, 777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
              (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

   [ ]  immediately upon filing pursuant to paragraph (b)
   [ ]  on (date) pursuant to paragraph (b)
   [ ]  60 days after filing pursuant to paragraph (a)(1)
   [X]  on March 1, 1999 pursuant to paragraph (a)(1)
   [ ]  75 days after filing pursuant to paragraph (a)(2)
   [ ]  on (Date) pursuant to paragraph (a)(2)of Rule 485

If appropriate, check the following box:

   [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

   The Adjustable Rate Securities Portfolios (the Master Funds) have executed this registration statement.






Title of Securities Being Registered:
Shares of Beneficial Interest:

Franklin Investors Securities Trust
   Franklin Global Government Income Fund - Class A
   Franklin Global Government Income Fund - Class C
   Franklin Global Government Income Fund - Advisor Class
   Franklin Short-Intermediate U.S. Government Securities Fund - Class A Franklin Short-Intermediate U.S. Government Securities Fund - Advisor Class Franklin Convertible Securities Fund - Class A
   Franklin Convertible Securities Fund - Class C
   Franklin Adjustable U.S. Government Securities Fund
   Franklin Equity Income Fund - Class A
   Franklin Equity Income Fund - Class B
   Franklin Equity Income Fund - Class C
   Franklin Adjustable Rate Securities Fund
   Franklin Bond Fund - Class A
   Franklin Bond Fund - Advisor Class






Prospectus

FRANKLIN INVESTORS SECURITIES TRUST

INVESTMENT STRATEGY           Franklin Convertible Securities Fund -
GROWTH & INCOME               Class A & C
                              Franklin Equity Income Fund -
                              Class A, B & C

INVESTMENT STRATEGY           Franklin Global Government
GLOBAL INCOME                 Income Fund - Class A & C

INVESTMENT STRATEGY           Franklin Short-Intermediate
INCOME                        U.S. Government Securities Fund -
                              Class A

MARCH 1, 1999



[Insert Franklin Templeton Ben Head]

LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.






CONTENTS

THE FUND

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

[insert page #] Franklin Convertible Securities Fund

[insert page #] Franklin Equity Income Fund

[insert page #] Franklin Global Government Income Fund

[insert page #] Franklin Short-Intermediate U.S. Government
                Securities Fund

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

[insert page #] Choosing a Share Class

[insert page #] Buying Shares

[insert page #] Investor Services

[insert page #] Selling Shares

[insert page #] Account Policies

[insert page #] Questions

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover

FRANKLIN CONVERTIBLE SECURITIES FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The fund's investment goal is to maximize total return, consistent with reasonable risk, by seeking to optimize capital appreciation and high current income under varying market conditions.

PRINCIPAL INVESTMENTS The fund normally invests at least 65% of its net assets in convertible securities (and common stock received upon conversion or exchange of convertible securities). A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer.

[Begin callout]
The fund invests primarily in convertible securities.
[End callout]

A convertible security shares features of equity and debt securities. Like a debt security, a convertible security provides a fixed income stream. A convertible security also tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like an equity security, a convertible security offers the potential for capital appreciation resulting from an increase in the price of the underlying stock. The value of a convertible security also tends to increase as the market value of the underlying stock rises, and to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

The fund may also invest in convertible securities that have been structured to provide enhanced characteristics such as yield enhancement, increased equity exposure, or enhanced downside protection. These securities typically include a conversion premium at issuance or some other benefit to the issuer in exchange for the enhanced features.

The fund may invest up to 100% of total assets in securities that are below investment grade. Investment grade securities are rated in the top four ratings categories by independent rating organizations such as Standard & Poor's Corporation (S&P) and Moody's Investors Service, Inc. (Moody's). The fund generally invests in securities rated at least B by Moody's or S&P or unrated securities the fund's manager determines are comparable. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal, because it may not invest or may invest less in convertible securities.

[Insert graphic of chart with line going up and down] MAIN RISKS

LIQUIDITY The fund may have difficulty disposing of some convertible securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the fund's ability to dispose of particular securities, when necessary to meet the fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the fund to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio.

INTEREST RATE When interest rates rise, fixed income security prices fall. The opposite is also true: fixed income security prices go up when interest rates fall. Generally, interest rates rise during times of inflation or a growing economy, and will fall during an economic slowdown or recession. Securities with longer maturities usually are more sensitive to interest rate changes than securities with shorter maturities.

INCOME Since the fund can only distribute what it earns, the fund's distributions to its shareholders may decline when interest rates fall.

CREDIT There is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value and, thus, impact the value of fund shares.

Securities rated below investment grade, sometimes called "junk bonds," generally have more risk than higher-rated securities. The principal risks of investing in these securities include:

o SUBSTANTIAL CREDIT RISK. Companies issuing high yield fixed-income securities are not as strong financially as those with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could prevent them from making interest and principal payments.

o DEFAULTED DEBT RISK. If an issuer is not paying or stops paying interest and/or principal on its securities, payments on the securities may never resume. These securities may be worthless and the fund could lose its entire investment.

o VOLATILITY RISK. The prices of high yield fixed-income securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by ratings organizations. Prices are often closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. High yield securities are also generally less liquid than higher-quality bonds. Many of these securities do not trade frequently, and when they do trade their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the fund's ability to sell securities in response to specific economic events or to meet redemption requests.

[Begin callout]
Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

EURO On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the euro, which will replace the national currency for participating member countries. If the fund holds investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

Because this change to a single currency is new and untested, the establishment of the euro may result in market volatility. For the same reason, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on the value of fund shares. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

If a company in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the price of the fund's shares. Please see page [#] for more information.

More detailed information about the fund, its policies and risks can be found in the fund's Statement of Additional Information (SAI).

[Insert graphic of a bull and a bear] PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 10 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS 1

[Insert bar graph]

12.16%  -5.76%  33.62%  16.24%  20.54%  -1.63%  24.19%  16.33%  20.27%  []%
  89      90     91       92      93      94      95      96      97    98

                                    YEAR

[Begin callout]
BEST QUARTER:
Q[] '[]  []%

WORST QUARTER:
Q[] '[] []%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                  1 YEAR       5 YEARS       10 YEARS
--------------------------------------------------------------------------
Franklin Convertible Securities   xx%          xx%           xx%
Fund - Class A 2
Goldman Sachs Convertible 100     xx%          xx%           xx%
Index 3

                                               SINCE
                                               INCEPTION
                                  1 YEAR       (10/2/95)
--------------------------------------------------------------------------
Franklin Convertible Securities   xx%          xx%
Fund - Class C 2
Goldman Sachs Convertible 100     xx%          xx%
Index 3

1. Figures do not reflect sales charges. If they did, returns would be lower.
2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. The unmanaged Goldman Sachs Convertible 100 Index is comprised of a target of 100 securities, including convertible bonds, preferreds, and mandatory convertible securities. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. It is based on the fund's expenses for the fiscal year ended October 31, 1998.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                        CLASS A1       CLASS C1
-----------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price            5.75%          1.99%
  Paid at time of purchase              5.75%          1.00%
  Paid at redemption                    None2          0.99%3
Exchange fee4                           None           None

Please see "Choosing a Share Class" on page [#] for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                        CLASS A1       CLASS C1
-----------------------------------------------------------------
Management fees                         0.55%          0.55%
Distribution and service
(12b-1) fees5                           0.25%          1.00%
Other expenses                          0.18%          0.18%
                                        -------------------------
Total annual fund operating expenses    0.98%          1.73%
                                        -------------------------

1. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II.
2. Except for investments of $1 million or more (see page [#]) and purchases by certain retirement plans without an initial sales charge.
3. This is equivalent to a charge of 1% based on net asset value.
4. There is a $5 fee for each exchange by a market timer (see page [#]).
5. Because of the distribution and service (12b-1) fees, over the long term you may indirectly pay more than the equivalent of the maximum permitted initial sales charge.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR      3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
CLASS A                            $669 1      $869       $1,086     $1,707
CLASS C                            $372 2      $639       $1,029     $2,121

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. For the same Class C investment, your costs would be $274 if you did not sell your shares at the end of the first year. Your costs for the remaining periods would be the same.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the fund's investment manager. Together, Advisers and its affiliates manage over $216 billion in assets.

The team responsible for the fund's management is:

EDWARD B. JAMIESON, EXECUTIVE VICE PRESIDENT OF ADVISERS
Mr. Jamieson has been a manager of the fund since 1987. He joined the Franklin Templeton Group in 1987.

EDWARD D. PERKS, VICE PRESIDENT OF ADVISERS
Mr. Perks has been a manager of the fund since November 1998. He joined the Franklin Templeton Group in October 1992.

RAYMOND CHAN, PORTFOLIO MANAGER OF ADVISERS
Mr. Chan has been a manager of the fund since June 1998. He joined the Franklin Templeton Group in 1996.

The fund pays the manager a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended October 31, 1998, the fund paid 0.55% of its average monthly net assets to the manager.

YEAR 2000 PROBLEM The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.

[Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund intends to pay a dividend at least monthly representing its net investment income. Capital gains, if any, may be distributed annually. The amount of these distributions will vary and there is no guarantee the fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record dates for the fund's distributions will vary. Please keep in mind that if you invest in the fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the fund's distributions, please call 1-800/DIAL BEN.

TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the fund or receive them in cash. Any capital gains the fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

[Begin callout]
BACKUP WITHHOLDING
By law, the fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS instructs the fund to do so. [End callout]

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Any foreign taxes the fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about federal, state, local or foreign tax consequences of your investment in the fund.

[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS

This table presents the fund's financial performance for the past five years. This information has been audited by PricewaterhouseCoopers LLP.

CLASS A                                         YEAR ENDED OCTOBER 31,
--------------------------------------------------------------------------------
                                   1998      1997       1996     1995 3   1994
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year                  14.74     13.45      12.73    12.34    12.79
                               -------------------------------------------------
  Net investment income              .62       .64        .61      .58      .59
  Net realized and unrealized
  gains (losses)                  (1.92)      2.15       1.39     1.10     (.33)
                               -------------------------------------------------
Total from investment
operations                        (1.30)      2.79       2.00     1.68      .26
                               -------------------------------------------------
  Dividends from net
  investment income                (.65)      (.60)      (.60)    (.59)    (.59)
  Distributions from net
  realized gains                  (1.04)      (.90)      (.68)    (.70)    (.12)
                               -------------------------------------------------
Total distributions               (1.69)     (1.50)     (1.28)   (1.29)    (.71)
                               -------------------------------------------------
Net asset value, end of year       11.75     14.74      13.45    12.73    12.34
                               -------------------------------------------------

Total return (%)1                 (9.93)     22.47      16.71    15.18     2.07

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                      170,569   212,631    130,951   83,523   66,869
Ratios to average net
assets: (%)
  Expenses                           .98      1.01       1.02     1.03      .84
   Expenses excluding waiver
   and payments by affiliate           -         -          -        -     .92%
  Net investment income             4.63      4.81       4.79     4.82     4.84
Portfolio turnover rate (%)        79.17    141.49     129.83   108.64    68.39

CLASS C
--------------------------------------------------------------------------------

PER SHARE DATA ($)
Net asset value,
beginning of year                  14.68     13.41      12.71    13.06
                               ----------------------------------------
  Net investment income              .51       .54        .51      .07
  Net realized and unrealized
  gains (losses)                  (1.91)      2.13       1.40    (.37)
                               ----------------------------------------
Total from investment
operations                        (1.40)      2.67       1.91    (.30)
                               ----------------------------------------
  Dividends from net
  investment income                (.54)     (.50)      (.53)    (.05)
  Distributions from net
  realized gains                  (1.04)     (.90)      (.68)        -
                               ----------------------------------------
Total distributions               (1.58)    (1.40)     (1.21)    (.05)
                               ----------------------------------------
Net asset value, end of year       11.70     14.68      13.41    12.71
                               ----------------------------------------

Total return (%)1                (10.61)     21.54      15.92   (2.33)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                       41,533    35,282     10,861      209
Ratios to average net
assets: (%)
  Expenses                          1.73      1.74       1.79    1.60 2
  Net investment income             3.93      4.04       4.00    3.64 2
Portfolio turnover rate (%)        79.17    141.49     129.83  108.64

1.  Total return does not include sales charges, and is not annualized.
2.  Annualized.
3. For the period October 1, 1995 (effective date) to October 31, 1995 for Class C.

FRANKLIN EQUITY INCOME FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The fund's investment goal is to maximize total return through emphasis on high current income and long-term capital appreciation, consistent with reasonable risk.

PRINCIPAL INVESTMENTS The fund normally invests at least 65% of its net assets in common stocks offering current dividend yields above the average of the market, as defined by the Standard & Poor's 500 Index.

[Begin callout]
The fund's principal investments are in common stocks.
[End callout]

The fund may invest up to 35% of its net assets in other securities, such as convertible securities, fixed-income securities, REITs, and foreign securities, including depositary receipts. A convertible security is a security, such as a fixed-income security or a preferred stock, that is convertible into common stock. The fund does not intend to invest more than 15% of its assets in convertible securities. The fund may invest up to 15% of its assets in real estate investment trusts (REITs).

The fund's manager evaluates the common stock dividend yields of many financially strong companies as compared to the average dividend yield of the Standard & Poor's 500 Index. This results in a unique relative yield range for each company. The manager believes that high relative dividend yield is frequently accompanied by a lower stock price. The fund seeks to buy a stock when its relative dividend yield is high and seeks to sell a stock when its dividend yield is low relative to its history, which may be caused by an increase in the price of the stock.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal, because it may not invest or may invest less in common stocks.

[Insert graphic of chart with line going up and down] MAIN RISKS

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

[Begin callout]
Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

INCOME Since the fund can only distribute what it earns, the fund's distributions to its shareholders may decline when interest rates fall.

INTEREST RATE When interest rates rise, debt security prices fall. The opposite is also true: debt security prices go up when interest rates fall. Generally, interest rates rise during times of inflation or a growing economy, and will fall during an economic slowdown or recession. Securities with longer maturities usually are more sensitive to interest rate changes than securities with shorter maturities.

REITS Changes in the market value of the fund's investments in REIT securities will affect its performance. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties. The value of a REIT may also be affected by factors that affect the underlying properties, the real estate industry, or local or general economic conditions.

FINANCIAL SERVICES COMPANIES Because the fund invests in stocks of companies in the financial services industry, the fund's investments and performance will be affected by general market and economic conditions as well as other risk factors particular to the financial services industry. Financial services companies are subject to extensive government regulation. This regulation may affect a financial company's profitability by limiting the amount and types of loans and commitments it can make and the interest rates and fees it can charge. A financial company's profitability, and therefore its stock price, is especially sensitive to interest rate changes, as well as to the ability of borrowers to repay their loans.

FOREIGN SECURITIES Securities of companies located outside the U.S. may offer significant opportunities for gain, but they also involve additional risks that can increase the potential for losses in the fund. Investments in depositary receipts also involve some or all of the following risks.

COUNTRY RISK. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns which trade in that country. These movements will affect the fund's share price.

COMPANY RISK. Foreign companies are not subject to the same accounting, auditing and financial reporting standards and practices as U.S. companies and their stocks may not be as liquid as stocks of similar U.S. companies. Foreign stock exchanges, brokers and companies generally have less government supervision and regulation than in the U.S.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.

EURO. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the euro, which will replace the national currency for participating member countries. If the fund holds investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

Because this change to a single currency is new and untested, the establishment of the euro may result in market volatility. For the same reason, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on the value of fund shares. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

If a company in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the price of the fund's shares. Please see page [#] for more information.

More detailed information about the fund, its policies and risks can be found in the fund's Statement of Additional Information (SAI).

[Insert graphic of a bull and a bear] PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 10 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS1

[Insert bar graph]

23.96%  -8.84%  28.21%  13.25%  17.83%  -0.33%  25.73%  12.73%  27.21%  []%
  89      90      91      92      93      94      95      96      97    98

                                    YEAR

[Begin callout]
BEST QUARTER:
Q[] '[]  []%

WORST QUARTER:
Q[] '[] []%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                  1 YEAR       5 YEARS       10 YEARS
--------------------------------------------------------------------------
Franklin Equity Income Fund -      xx%          xx%           xx%
Class A 2
S&P 500(R)Index 3                  xx%          xx%           xx%

                                               SINCE
                                               INCEPTION
                                  1 YEAR       (10/2/95)
--------------------------------------------------------------------------
Franklin Equity Income Fund -      xx%          xx%
Class C 2
S&P 500(R)Index 3                  xx%          xx%

1. Figures do not reflect sales charges. If they did, returns would be lower.
2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's(R) Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. It is based on the fund's expenses for the fiscal year ended October 31, 1998.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                        CLASS A1      CLASS B2  CLASS C1
----------------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price            5.75%          4.00%     1.99%
  Paid at time of purchase              5.75%          None      1.00%
  Paid at redemption                    None3          4.00%     0.99%4
Exchange fee5                           None           None      None

Please see "Choosing a Share Class" on page [#] for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                        CLASS A1    CLASS B2     CLASS C1
----------------------------------------------------------------------------
Management fees                         0.50%       0.50%        0.50%
Distribution and service
(12b-1) fees6                           0.25%       1.00%        1.00%
Other expenses                          0.19%       0.19%        0.19%
                                        ------------------------------------
Total annual fund operating expenses    0.94%       1.69%        1.69%
                                        ------------------------------------

1. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II.
2. The fund began offering Class B shares on January 1, 1999. Annual fund operating expenses are based on the expenses for Class A and C for the fiscal year ended October 31, 1998. The distribution and service (12b-1) fees are based on the maximum fees allowed under Class B's Rule 12b-1 plan.
3. Except for investments of $1 million or more (see page [#]) and purchases by certain retirement plans without an initial sales charge.
4. This is equivalent to a charge of 1% based on net asset value.
5. There is a $5 fee for each exchange by a market timer (see page [#]).
6. Because of the distribution and service (12b-1) fees, over the long term you may indirectly pay more than the equivalent of the maximum permitted initial sales charge.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR      3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
CLASS A                            $665 1      $857       $1,065     $1,663
CLASS B
   Assuming you sold your shares
   at the end of the period        $572        $833       $1,118     $1,799 2
   Assuming you stayed in the fund $172        $533         $918     $1,799 2
CLASS C                            $368 3      $627       $1,009     $2,078

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.
3. For the same Class C investment, your costs would be $270 if you did not sell your shares at the end of the first year. Your costs for the remaining periods would be the same.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the fund's investment manager. Together, Advisers and its affiliates manage over $216 billion in assets.

The team responsible for the fund's management is:

FRANK FELICELLI CFA, SENIOR VICE PRESIDENT OF ADVISERS
Mr. Felicelli has been a manager of the fund since 1988. He joined the Franklin Templeton Group in 1986.

KENT P. SHEPHERD CFA, VICE PRESIDENT OF ADVISERS
Mr. Shepherd has been a manager of the fund since August 1998. He joined the Franklin Templeton Group in 1991.

HOWARD M. MCELDOWNEY, PORTFOLIO MANAGER OF ADVISERS
Mr. McEldowney has been generally involved with the investment strategy of the Equity Fund's portfolio since its inception. He joined the Franklin Templeton Group in 1984.

The fund pays the manager a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended October 31, 1998, the fund paid 0.50% of its average monthly net assets to the manager.

YEAR 2000 PROBLEM The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.

[Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund intends to pay a dividend at least monthly representing its net investment income. Capital gains, if any, may be distributed annually. The amount of these distributions will vary and there is no guarantee the fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record date for the fund's distributions will vary. Please keep in mind that if you invest in the fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the fund's distributions, please call 1-800/DIAL BEN.

TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the fund or receive them in cash. Any capital gains the fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

[Begin callout]

BACKUP WITHHOLDING
By law, the fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS instructs the fund to do so. [End callout]

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Any foreign taxes the fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about federal, state, local or foreign tax consequences of your investment in the fund.

[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS

This table presents the fund's financial performance for the past five years. This information has been audited by PricewaterhouseCoopers LLP.

CLASS A                                         YEAR ENDED OCTOBER 31,
--------------------------------------------------------------------------------
                                  1998      1997      1996       1995 3    1994
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year                 19.31     16.41      15.19     14.14    14.91
                              --------------------------------------------------
  Net investment income             .64       .64        .64       .63      .62
  Net realized and unrealized
  gains (losses)                   1.42      3.23       1.63      1.27     (.36)
                              --------------------------------------------------
Total from investment
operations                         2.06      3.87       2.27      1.90      .26
                              --------------------------------------------------
  Dividends from net
  investment income                (.65)     (.64)      (.65)     (.61)    (.72)
  Distributions from net
  realized gains                   (.79)     (.33)      (.40)     (.24)    (.31)
                              --------------------------------------------------
Total distributions               (1.44)     (.97)     (1.05)     (.85)   (1.03)
                              --------------------------------------------------
Net asset value, end of year      19.93     19.31      16.41     15.19    14.14
                              --------------------------------------------------

Total return (%)1                 10.96     24.40      15.39     14.10     1.83

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                     428,228   352,555    246,952   168,897   92,763
Ratios to average net
assets: (%)
  Expenses                          .94       .97        .98      1.00      .77
  Expenses excluding waiver
  and payments by affiliate           -         -          -      1.02%     .95%
  Net investment income            3.20      3.62       4.11      4.44     4.53
Portfolio turnover rate (%)       30.65     29.04      24.15     27.86    39.51

CLASS C
--------------------------------------------------------------------------------

PER SHARE DATA ($)
Net asset value,
beginning of year                 19.26     16.38      15.19     15.38
                              -----------------------------------------
  Net investment income             .50       .50        .52       .05
  Net realized and unrealized
  gains (losses)                   1.41      3.22       1.63      (.19)
                              -----------------------------------------
Total from investment
operations                         1.91      3.72       2.15      (.14)
                              -----------------------------------------
  Dividends from net
  investment income               (.50)     (.51)      (.56)      (.05)
  Distributions from net
  realized gains                  (.79)     (.33)      (.40)         -
                              -----------------------------------------
Total distributions              (1.29)     (.84)      (.96)      (.05)
                              -----------------------------------------
Net asset value, end of year      19.88     19.26      16.38     15.19
                              -----------------------------------------

Total return (%)1                 10.16     23.40      14.53      (.93)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                      81,078    45,277     18,227       386
Ratios to average net
assets: (%)
  Expenses                         1.69      1.72       1.73     1.99 2
  Net investment income            2.45      2.78       3.33     3.57 2
Portfolio turnover rate (%)       30.65     29.04      24.15    27.86

1.  Total return does not include sales charges, and is not annualized.
2.  Annualized.
3. For the period October 1, 1995 (effective date) to October 31, 1995 for Class C.

FRANKLIN GLOBAL GOVERNMENT INCOME FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The fund's investment goal is to provide high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.

PRINCIPAL INVESTMENTS The fund normally invests at least 65% of its total assets in government securities at least 3 different countries, including the United States. Government securities include securities issued or guaranteed by domestic and foreign governments and their political subdivisions. In addition to government securities, the fund also invests in other fixed-income securities, such as bonds, notes, and debentures.

[Begin callout]
The fund invests primarily in U.S. and foreign government debt obligations. [End callout]

The fund normally invests its assets principally within Australia, Canada, Japan, New Zealand, the U.S., and Western Europe. The fund also invests in debt securities of supranational entities, and in semi-governmental securities, which are securities that are not backed by the full faith and credit and general taxing powers of the government, or that have only its implied backing. The fund may invest up to 30% of its net assets in securities of less developed and developing countries.

The securities the fund buys may be denominated in any currency, or in multinational currency units, and the fund may hold foreign currency. The fund also uses forward currency exchange contracts to seek to protect or enhance income or to protect capital. A forward currency exchange contract is an obligation to buy or sell a specific currency for an agreed price at a future date.

The fund may invest up to 35% of total assets in debt securities that are below investment grade. Investment grade securities are rated in the top four ratings categories by independent rating organizations such as Standard & Poor's Corporation (S&P) and Moody's Investors Service, Inc. (Moody's). The fund generally invests in securities rated at least B by Moody's or S&P or unrated securities the fund's manager determines are comparable. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal, because it may not invest or may invest less in U.S. and foreign government securities.

[Insert graphic of chart with line going up and down] MAIN RISKS

INTEREST RATE When interest rates rise, fixed-income security prices fall. The opposite is also true: fixed-income security prices rise when interest rates fall. Generally, interest rates rise during times of inflation or a growing economy, and will fall during an economic slowdown or recession. Securities with longer maturities usually are more sensitive to interest rate changes than securities with shorter maturities.

[Begin callout]
Changes in global interest rates affect the prices of the fund's debt securities. If rates rise, the value of all the fund's debt securities will fall and so too will the fund's share price. This means you could lose money. [End callout]

INCOME Since the fund can only distribute what it earns, the fund's distributions to its shareholders may decline when interest rates fall.

CREDIT There is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value and, thus, impact the value of fund shares.

Securities rated below investment grade, sometimes called "junk bonds," generally have more risk than higher-rated securities. The principal risks of investing in these securities include:

o SUBSTANTIAL CREDIT RISK. Issuers of high yield debt securities are not as strong financially as those with higher credit ratings. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could prevent them from making interest and principal payments.

o DEFAULTED DEBT RISK. If an issuer is not paying or stops paying interest and/or principal on its securities, payments on the securities may never resume. These securities may be worthless and the fund could lose its entire investment.

o VOLATILITY RISK. The prices of high yield debt securities fluctuate more than higher-quality securities. Prices are especially sensitive to changes in the ratings assigned by ratings organizations. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. High yield securities are also generally less liquid than higher-quality bonds. Many of these securities do not trade frequently, and when they do trade their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the fund's ability to sell securities in response to specific economic events or to meet redemption requests.

FOREIGN SECURITIES Securities of companies located outside the U.S. may offer significant opportunities for gain, but they also involve additional risks that can increase the potential for losses in the fund.

COUNTRY RISK. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. These movements will affect the fund's share price. The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets and punitive taxes. The fund's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of legal, business and social frameworks to support securities markets. While short-term volatility in these markets can be disconcerting, declines of 40% to 50% are not unusual.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.

EURO. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the euro, which will replace the national currency for participating member countries. If the fund holds investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

Because this change to a single currency is new and untested, the establishment of the euro may result in market volatility. For the same reason, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on the value of fund shares. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

The manager will rely upon public filings and other statements made by issuers about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit each issuer and its major suppliers to verify their Year 2000 readiness.

If an issuer in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the price of the fund's shares. Please see page [#] for more information.

More detailed information about the fund, its policies and risks can be found in the fund's Statement of Additional Information (SAI).

[Insert graphic of a bull and a bear] PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 10 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS 1

[Insert bar graph]

5.60%  7.59%  14.23%  -0.25%  18.63%  -7.76%  18.07%  10.76%  2.81%  []%
 89     90      91      92      93      94      95      96     97    98

                                    YEAR

[Begin callout]
BEST QUARTER:
Q[] '[]  []%

WORST QUARTER:
Q[] '[] []%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                  1 YEAR       5 YEARS       10 YEARS
--------------------------------------------------------------------------
Franklin Global Government        xx%          xx%           xx%
Income Fund - Class A 2
JP Morgan Global Government Bond  xx%          xx%           xx%
Total Return Index 3

                                               SINCE
                                               INCEPTION
                                  1 YEAR       (5/1/95)
--------------------------------------------------------------------------
Franklin Global Government        xx%          xx%
Income Fund - Class C 2
JP Morgan Global Government Bond  xx%          xx%
Total Return Index 3

1. Figures do not reflect sales charges. If they did, returns would be lower.
2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. The unmanaged JP Morgan Global Government Bond Total Return Index includes only actively traded fixed-rate bonds with a remaining maturity of one year or longer. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. It is based on the fund's expenses for the fiscal year ended October 31, 1998.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                        CLASS A1       CLASS C1
-----------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price            4.25%          1.99%
  Paid at time of purchase              4.25%          1.00%
  Paid at redemption                    None2          0.99%3
Exchange fee4                           None           None

Please see "Choosing a Share Class" on page [#] for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                        CLASS A1       CLASS C1
-----------------------------------------------------------------
Management fees                         0.60%          0.60%
Distribution and service
(12b-1) fees5                           0.11%          0.65%
Other expenses                          0.25%          0.25%
                                        -------------------------
Total annual fund operating expenses    0.96%          1.50%
                                        -------------------------

1. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II.
2. Except for investments of $1 million or more (see page [#]) and purchases by certain retirement plans without an initial sales charge.
3. This is equivalent to a charge of 1% based on net asset value.
4. There is a $5 fee for each exchange by a market timer (see page [#]).
5. Because of the distribution and service (12b-1) fees, over the long term you may indirectly pay more than the equivalent of the maximum permitted initial sales charge.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR      3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
CLASS A                            $519 1       $718       $933       $1,553
CLASS C                            $349 2       $569       $910       $1,873

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. For the same Class C investment, your costs would be $251 if you did not sell your shares at the end of the first year. Your costs for the remaining periods would be the same.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the fund's investment manager. Together, Advisers and its affiliates manage over $216 billion in assets.

The team responsible for the fund's management is:

THOMAS J. DICKSON, VICE PRESIDENT OF TEMPLETON INVESTMENT COUNSEL, INC.
Mr. Dickson has been a manager of the fund since 1993. He joined the Franklin Templeton Group in 1994.

NEIL S. DEVLIN CFA, PORTFOLIO MANAGER OF TEMPLETON INVESTMENT COUNSEL, INC. Mr. Devlin has been a manager of the fund since 1994. He joined the Franklin Templeton Group in 1987.

The fund pays the manager a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended October 31, 1998, the fund paid 0.60% of its average monthly net assets to the manager.

YEAR 2000 PROBLEM The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.

[Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund intends to pay a dividend at least monthly representing its net investment income. Capital gains, if any, may be distributed annually. The amount of these distributions will vary and there is no guarantee the fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record dates for the fund's distributions will vary. Please keep in mind that if you invest in the fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the fund's distributions, please call 1-800/DIAL BEN.

TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the fund or receive them in cash. Any capital gains the fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

[Begin callout]
BACKUP WITHHOLDING
By law, the fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS instructs the fund to do so. [End callout]

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Any foreign taxes the fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about federal, state, local or foreign tax consequences of your investment in the fund.

[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS

This table presents the fund's financial performance for the past five years. This information has been audited by PricewaterhouseCoopers LLP.

CLASS A                                         YEAR ENDED OCTOBER 31,
-------------------------------------------------------------------------------
                                    1998     1997     1996      1995 3    1994
-------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year                   8.41     8.65      8.31      8.06     9.33
                                -----------------------------------------------
  Net investment income              .62      .60       .61       .67     1.30
  Net realized and unrealized
  gains (losses)                    (.17)    (.22)      .33       .29    (1.81)
                                -----------------------------------------------
Total from investment
operations                           .45      .38       .94       .96    (.51)
                                -----------------------------------------------
  Dividends from net
  investment income                (.57)     (.61)     (.60)     (.64)   (.08)
  In excess of net investment
  income                           (.04)     (.01)        -         -        -
  Tax return of capital                -        -         -      (.07)   (.60)
  Distributions from net
  realized gains                       -        -         -         -    (.08)
                                -----------------------------------------------
Total distributions                (.61)     (.62)     (.60)     (.71)   (.76)
                                -----------------------------------------------
Net asset value, end of year        8.25     8.41      8.65      8.31     8.06
                                -----------------------------------------------

Total return (%)1                   5.57     4.31     11.80     12.65   (5.72)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                      110,876  118,348   137,626   164,970  187,204
Ratios to average net
assets: (%)
  Expenses                           .96      .90       .85       .96      .89
  Net investment income             7.49     6.97      7.68      8.29     8.54
Portfolio turnover rate (%)        49.93   193.30    139.71    103.49    80.69

CLASS C
-------------------------------------------------------------------------------

PER SHARE DATA ($)
Net asset value,
beginning of year                   8.41     8.65      8.31      8.03
                                --------------------------------------
  Net investment income              .58      .55       .56       .31
  Net realized and unrealized
  gains (losses)                    (.17)    (.22)      .33       .30
                                --------------------------------------
Total from investment
operations                           .41      .33       .89       .61
                                --------------------------------------
  Dividends from net
  investment income                 (.52)    (.56)     (.55)     (.30)
  In excess of net investment
  income                            (.04)    (.01)        -        -
  Tax return of capital                -        -         -      (.03)
                                --------------------------------------
Total distributions                 (.56)    (.57)     (.55)     (.33)
                                --------------------------------------
Net asset value, end of year        8.26     8.41      8.65      8.31
                                --------------------------------------

Total return (%)1                   5.12     3.74     11.19      7.09

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                        5,710    4,473     3,700     1,193
Ratios to average net
assets: (%)
  Expenses                          1.49     1.46      1.40     1.54 2
  Net investment income             6.96     6.43      7.17     7.41 2
Portfolio turnover rate (%)        49.93   193.30    139.71   103.49

1.  Total return does not include sales charges, and is not annualized.
2.  Annualized.
3.  For the period May 1, 1995 (effective date) to October 31, 1995 for Class C.

FRANKLIN SHORT-INTERMEDIATE
U.S. GOVERNMENT SECURITIES FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The fund's investment goal is to provide as high a level of current income as is consistent with prudent investing while seeking preservation of shareholder's capital.

PRINCIPAL INVESTMENTS The fund normally invests in U.S. government securities, which include obligations either issued or guaranteed by the U.S. government and its agencies or instrumentalities. Since its inception, the fund has invested its assets solely in direct obligations of the U.S. Treasury and in repurchase obligations collateralized by U.S. Treasury obligations. The fund normally maintains the average dollar-weighted maturity of its portfolio in a range of two to five years. Within this range, the fund emphasizes an average dollar-weighted maturity of 3 1/2 years or less.

[Begin callout]
The fund invests in U.S. government obligations.
[End callout]

The fund may invest in zero-coupon bonds issued or guaranteed by the U.S. government. Zero-coupon bonds are debt obligations that are issued at a significant discount from face value. A zero coupon security pays no interest to its holder during its life, and its value (above its cost to the fund) consists of the difference between its face value at maturity and its cost.

The fund will only purchase securities and engage in trading practices that are permitted, without limitation, to national banks, federal savings and loan associations, and federal credit unions.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS

INTEREST RATE When interest rates rise, debt security prices fall. The opposite is also true: debt security prices go up when interest rates fall. Generally, interest rates rise during times of inflation or a growing economy, and will fall during an economic slowdown or recession. Securities with longer maturities usually are more sensitive to interest rate changes than securities with shorter maturities. Zero coupon bonds are also more sensitive to interest rate changes than debt obligations that provide for regular payments of interest.

INCOME Since the fund can only distribute what it earns, the fund's distributions to its shareholders may decline when interest rates fall. Because the fund only invests in U.S. Treasury obligations and repurchase agreements, the level of income the fund may achieve may not be as high as that of other funds that invest in lower-quality, longer-term securities.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

The manager will rely upon public filings and other statements made by issuers about their Year 2000 readiness. The manager, of course, cannot audit each issuer and its major suppliers to verify their Year 2000 readiness.

If an issuer in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the price of the fund's shares. Please see page [#] for more information.

More detailed information about the fund, its policies and risks can be found in the fund's Statement of Additional Information (SAI).

[Insert graphic of a bull and a bear] PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 10 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS 1

[Insert bar graph]

9.64%  9.65%  12.06%  6.64%  7.75%  -2.15%  11.09%  3.99%  6.09%  []%
 89     90      91     92     93      94      95     96     97    98

                                    YEAR

[Begin callout]
BEST QUARTER:
Q[] '[]  []%

WORST QUARTER:
Q[] '[] []%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                  1 YEAR       5 YEARS       10 YEARS
--------------------------------------------------------------------------
Franklin Short-Intermediate U.S.  xx%          xx%           xx%
Government Securities Fund -
Class A 2
Lehman Brothers Short U.S.        xx%          xx%           xx%
Treasury 1-5 Year Index 3


1. Figures do not reflect sales charges. If they did, returns would be lower.
2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. The unmanaged Lehman Brothers Short U.S. Treasury 1-5 Year Index invests in U.S. government securities and Treasuries with maturities from one to five years. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. It is based on the fund's expenses for the fiscal year ended October 31, 1998.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                        CLASS A 1
-------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price            2.25%
  Paid at time of purchase              2.25%
  Paid at redemption                    None 2
Exchange fee 3                          None

Please see "Choosing a Share Class" on page [#] for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                        CLASS A 1
-------------------------------------------------------
Management fees                         0.56%
Distribution and service
(12b-1) fees 4                          0.09%
Other expenses                          0.13%
                                        ---------------
Total annual fund operating expenses    0.78%
                                        ---------------

1. Before January 1, 1999, Class A shares were designated Class I.
2. Except for investments of $1 million or more (see page [#]) and purchases by certain retirement plans without an initial sales charge.
3. There is a $5 fee for each exchange by a market timer (see page [#]).
4. Because of the distribution and service (12b-1) fees, over the long term you may indirectly pay more than the equivalent of the maximum permitted initial sales charge.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR      3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
CLASS A                            $303 1      $469       $649       $1,169

1. Assumes a contingent deferred sales charge (CDSC) will not apply.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the fund's investment manager. Together, Advisers and its affiliates manage over $216 billion in assets.

The team responsible for the fund's management is:

JACK LEMEIN, EXECUTIVE VICE PRESIDENT OF ADVISERS
Mr. Lemein has been a manager of the fund since 1987. He joined the Franklin Templeton Group in 1984.

DAVID CAPURRO, VICE PRESIDENT OF ADVISERS
Mr. Capurro has been a manager of the fund since 1987. He joined the Franklin Templeton Group in 1985.

TOM RUNKEL, VICE PRESIDENT OF ADVISERS
Mr. Capurro has been a manager of the fund since 1987. He joined the Franklin Templeton Group in 1985.

The fund pays the manager a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended October 31, 1998, the fund paid 0.56% of its average monthly net assets to the manager.

YEAR 2000 PROBLEM The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others.

The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.

[Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund declares dividends daily from its net investment income and pays them monthly on or about the last day of the month. Your account may begin to receive dividends on the day after we receive your investment and will continue to receive dividends through the day we receive a request to sell your shares. Capital gains, if any, may be distributed annually. The amount of these distributions will vary and there is no guarantee the fund will pay dividends.
Please keep in mind that if you invest in the fund shortly before the fund deducts a capital gain distribution from its net asset value, you will receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the fund or receive them in cash. Any capital gains the fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

[Begin callout]
BACKUP WITHHOLDING
By law, the fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS instructs the fund to do so. [End callout]

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about federal, state, local or foreign tax consequences of your investment in the fund.

[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS

This table presents the fund's financial performance for the past five years. This information has been audited by PricewaterhouseCoopers LLP.

CLASS A                                         YEAR ENDED OCTOBER 31,
--------------------------------------------------------------------------------
                                    1998     1997      1996      1995     1994
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year                  10.29     10.28     10.35    10.03     10.80
                                ------------------------------------------------
  Net investment income              .54       .57       .58      .56       .49
  Net realized and unrealized
  gains (losses)                     .19       .02      (.08)     .31      (.70)
                                ------------------------------------------------
Total from investment
operations                           .73       .59       .50      .87      (.21)
                                ------------------------------------------------
  Dividends from net
  investment income                 (.56)     (.58)     (.57)    (.55)     (.47)
  Distributions from net
  realized gains                       -         -         -        -      (.09)
                                ------------------------------------------------
Total distributions                 (.56)     (.58)     (.57)    (.55)     (.56)
                                ------------------------------------------------
Net asset value, end of year       10.46     10.29     10.28    10.35     10.03
                                ------------------------------------------------

Total return (%)1                   7.38      5.88      4.97     8.90    (1.99)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                      224,132   192,051   196,042  208,057   225,352
Ratios to average net
assets: (%)
  Expenses                           .78       .78       .74      .73       .65
  Expenses excluding waiver
  and payments by affiliate            -         -         -        -       .68
  Net investment income             5.24      5.51      5.64     5.42      4.75
Portfolio turnover rate (%)        37.70     40.56     72.62    56.34     99.09


1. Total return does not include sales charges, and is not annualized.

YOUR ACCOUNT

[Insert graphic of pencil marking an "X"] CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.

CLASS A                  CLASS B                 CLASS C
-------------------------------------------------------------------------
o  Initial sales         o  No initial sales     o  Initial sales
   charge of 5.75%          charge                  charge of 1%
   (Convertible Fund
   and Equity Fund),
   4.25% (Global Fund),
   2.25% (Short-
   Intermediate Fund)
   or less

o  Deferred sales        o  Deferred sales       o  Deferred sales
   charge of 1% on          charge of 4% or         charge of 1% on
   purchases of $1          less on shares you      shares you sell
   million or more sold     sell within six         within 18 months
   within 12 months         years

o  Lower annual          o  Higher annual        o  Higher annual
   expenses than Class      expenses than Class     expenses than Class
   B or C due to lower      A (same as Class C)     A (same as Class B)
   distribution fees        due to higher           due to higher
                            distribution fees.      distribution fees.
                            Automatic               No conversion to
                            conversion to Class     Class A shares, so
                            A shares after          annual expenses do
                            eight years,            not decrease.
                            reducing future
                            annual expenses.

  BEFORE JANUARY 1, 1999, CLASS A SHARES WERE DESIGNATED CLASS I AND CLASS C
   SHARES WERE DESIGNATED CLASS II. THE EQUITY FUND BEGAN OFFERING CLASS B
                          SHARES ON JANUARY 1, 1999.

SALES CHARGES - CONVERTIBLE FUND AND EQUITY FUND - CLASS A

                                   THE SALES CHARGE
                                  MAKES UP THIS % OF   WHICH EQUALS THIS % OF
WHEN YOU INVEST THIS AMOUNT       THE OFFERING PRICE     YOUR NET INVESTMENT
-------------------------------------------------------------------------------
Under $50,000                            5.75                   6.10
$50,000 but under $100,000               4.50                   4.71
$100,000 but under $250,000              3.50                   3.63
$250,000 but under $500,000              2.50                   2.56
$500,000 but under $1 million            2.00                   2.04

SALES CHARGES - GLOBAL FUND - CLASS A

                                   THE SALES CHARGE
                                  MAKES UP THIS % OF   WHICH EQUALS THIS % OF
WHEN YOU INVEST THIS AMOUNT       THE OFFERING PRICE     YOUR NET INVESTMENT
-------------------------------------------------------------------------------
Under $100,000                           4.25                   4.44
$100,000 but under $250,000              3.50                   3.63
$250,000 but under $500,000              2.50                   2.56
$500,000 but under $1 million            2.00                   2.04

SALES CHARGES - SHORT-INTERMEDIATE FUND

                                   THE SALES CHARGE
                                  MAKES UP THIS % OF   WHICH EQUALS THIS % OF
WHEN YOU INVEST THIS AMOUNT       THE OFFERING PRICE     YOUR NET INVESTMENT
-------------------------------------------------------------------------------
Under $100,000                           2.25                   2.30
$100,000 but under $250,000              1.75                   1.78
$250,000 but under $500,000              1.25                   1.26
$500,000 but under $1 million            1.00                   1.01

INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page [#]), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page [#]).

DISTRIBUTION AND SERVICE (12B-1) FEES Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Convertible Fund and Equity Fund to pay distribution fees of up to 0.25% per year, the Global Fund to pay distribution fees of up to 0.15% per year, and the Short-Intermediate Fund to pay distribution fees of up to 0.10% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - EQUITY FUND - CLASS B

IF YOU SELL YOUR SHARES
WITHIN THIS MANY YEARS AFTER BUYING  THIS % IS DEDUCTED FROM
THEM                                 YOUR PROCEEDS AS A CDSC
--------------------------------------------------------------
1 Year                                          4
2 Years                                         4
3 Years                                         3
4 Years                                         3
5 Years                                         2
6 Years                                         1
7 Years                                         0

With Class B shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page [#]). After 8 years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

MAXIMUM PURCHASE AMOUNT The maximum amount you may invest in Class B shares at one time is $249,999. We invest any investment of $250,000 or more in Class A shares, since a reduced initial sales charge is available and Class A's annual expenses are lower.

RETIREMENT PLANS Class B shares are not available to all retirement plans. Class B shares are only available to IRAs (of any type), Franklin Templeton Trust Company 403(b) plans, and Franklin Templeton Trust Company qualified plans with participant or earmarked accounts.

DISTRIBUTION AND SERVICE (12B-1) FEES Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Equity Fund to pay distribution and other fees of up to 1% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

                                 THE SALES CHARGE
                                 MAKES UP THIS % OF    WHICH EQUALS THIS % OF
WHEN YOU INVEST THIS AMOUNT      THE OFFERING PRICE    YOUR NET INVESTMENT
-------------------------------------------------------------------------------
Under $1 million                 1.00                  1.01

WE INVEST ANY INVESTMENT OF $1 MILLION OR MORE IN CLASS A SHARES, SINCE THERE IS NO INITIAL SALES CHARGE AND CLASS A'S ANNUAL EXPENSES ARE LOWER.

CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see below).

DISTRIBUTION AND SERVICE (12B-1) FEES Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Convertible Fund and the Equity Fund to pay distribution and other fees of up to 1% and the Global Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton Fund (please see page [#] for exchange information).

SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in the Franklin Templeton Funds to take advantage of the lower sales charges for large purchases of Class A shares.

[Begin callout]
The FRANKLIN TEMPLETON FUNDS include all of the Franklin Templeton U.S. registered mutual funds, except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.
[End callout]

o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in the Franklin Templeton Funds for purposes of calculating the sales charge. You may also combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts may also be included.

o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

   TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE APPROPRIATE SECTION OF YOUR
                             ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton Fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS Class A shares may be purchased without an initial sales charge or CDSC by investors who reinvest within 365 days:

o certain payments received under an annuity contract that offers a Franklin Templeton insurance fund option
o distributions from an existing retirement plan invested in the Franklin Templeton Funds
o dividend or capital gain distributions from a real estate investment trust sponsored or advised by Franklin Properties, Inc.
o redemption proceeds from a repurchase of Franklin Floating Rate Trust shares held continuously for at least 12 months
o redemption proceeds from Class A of any Templeton Global Strategy Fund, if you are a qualified investor. If you paid a CDSC when you sold your shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply.

WAIVERS FOR CERTAIN INVESTORS Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions, including:

o certain trust companies and bank trust departments investing $1 million or more in assets over which they have full or shared investment discretion
o government entities that are prohibited from paying mutual fund sales charges
o certain unit investment trusts and their holders reinvesting trust distributions
o  group annuity separate accounts offered to retirement plans
o employees and other associated persons or entities of Franklin Templeton or of certain dealers
o Chilean retirement plans that meet the requirements for retirement plans described below.

         IF YOU THINK YOU MAY BE ELIGIBLE FOR A SALES CHARGE WAIVER,
       CALL YOUR INVESTMENT REPRESENTATIVE OR CALL SHAREHOLDER SERVICES
                   AT 1-800/632-2301 FOR MORE INFORMATION.

CDSC WAIVERS  The CDSC for each class generally will be waived:

o  to pay account fees
o to make payments through systematic withdrawal plans, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually depending on the frequency of your plan
o for redemptions by Franklin Templeton Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R) (not applicable to Class B)
o for IRA distributions due to death or disability or upon periodic distributions based on life expectancy (for Class B, this applies to all retirement plan accounts, not only IRAs)
o to return excess contributions (and earnings, if applicable) from retirement plan accounts
o  for redemptions following the death of the shareholder or beneficial owner
o for participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans (not applicable to Class B)

RETIREMENT PLANS Certain retirement plans may buy Class A shares without an initial sales charge. To qualify, the plan must be sponsored by an employer:

o  with at least 100 employees, or
o  with retirement plan assets of $1 million or more, or
o that agrees to invest at least $500,000 in the Franklin Templeton Funds over a 13-month period

A CDSC may apply. Retirement plans other than SIMPLEs, SEPs, or plans that qualify under section 401 of the Internal Revenue Code also must qualify under our group investment program to buy Class A shares without an initial sales charge.

         FOR MORE INFORMATION, CALL YOUR INVESTMENT REPRESENTATIVE OR
                 RETIREMENT PLAN SERVICES AT 1-800/527-2020.

GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying fund shares at a discount.







[Insert graphic of a paper with lines
and someone writing] BUYING SHARES

MINIMUM INVESTMENTS
--------------------------------------------------------------------------
                                             INITIAL         ADDITIONAL
--------------------------------------------------------------------------
Regular accounts                             $1,000          $50
--------------------------------------------------------------------------
UGMA/UTMA accounts                             $100          $50
--------------------------------------------------------------------------
Retirement accounts                          no minimum      no minimum
(other than IRAs, IRA rollovers, Education
IRAs or Roth IRAs)
--------------------------------------------------------------------------
IRAs, IRA rollovers, Education IRAs or
Roth IRAs                                      $250          $50
--------------------------------------------------------------------------
Broker-dealer sponsored wrap account
programs                                       $250          $50
--------------------------------------------------------------------------
Full-time employees, officers, trustees
and directors of Franklin Templeton
entities, and their immediate family
members                                        $100          $50
--------------------------------------------------------------------------

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will invest your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see the next page).







BUYING SHARES
--------------------------------------------------------------------------------
                     OPENING AN ACCOUNT            ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------
[Insert graphic of
hands shaking]
                     Contact your investment       Contact your investment
THROUGH YOUR         representative                representative
INVESTMENT
REPRESENTATIVE
--------------------------------------------------------------------------------
[Insert graphic of   Make your check payable to    Make your check payable to
envelope]            the fund in which you are     the fund in which you are
                     investing.                    investing. Include your
BY MAIL                                            account number on the check.
                     Mail the check and your
                     signed application to         Fill out the deposit slip
                     Investor Services.            from your account statement.
                                                   If you do not have a slip,
                                                   include a note with your
                                                   name, the fund name, and
                                                   your  account number.

                                                   Mail the check and deposit
                                                   slip or note to Investor
                                                   Services.
--------------------------------------------------------------------------------
[Insert graphic of   Call  to receive a wire       Call to receive a wire
three lightning      control number and wire       control number and wire
bolts]               instructions.                 instructions.

                     Mail your signed application  To make a same day wire
                     to Investor Services. Please  investment, please call us
BY WIRE              include the wire control      by 1:00 p.m. pacific time
                     number or your new account    and make sure your wire
1-800/632-2301       number on the application.    arrives by 3:00 p.m.
(or 1-650/312-2000
collect)             To make a same day wire
                     investment, please call us
                     by 1:00 p.m. pacific time
                     and make sure your wire
                     arrives by 3:00 p.m.
--------------------------------------------------------------------------------
[Insert graphic of   Call Shareholder Services at  Call Shareholder Services at
two arrows pointing  the number below, or send     the number below or our
in opposite          signed written instructions.  automated TeleFACTS system,
directions]          The TeleFACTS system cannot   or send signed written
                     be used to open a new         instructions.
BY EXCHANGE          account.

                     (Please see page # for        (Please see page # for
TeleFACTS(R)           information on exchanges.)    information on exchanges.)
1-800/247-1753
(around-the-clock
access)
--------------------------------------------------------------------------------

   FRANKLIN TEMPLETON INVESTOR SERVICES 777 MARINERS ISLAND BLVD., P.O. BOX
                                    7777,
                           SAN MATEO, CA 94403-7777
                        CALL TOLL-FREE: 1-800/632-2301
         (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME)







[Insert graphic of person with a headset] INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the fund by automatically transferring money from your checking or savings account each month to buy shares. The minimum investment to open an account with an automatic investment plan is $50 ($25 for an Education IRA). To sign up, complete the appropriate section of your account application.

AUTOMATIC PAYROLL DEDUCTION You may be able to invest automatically in Class A shares of the fund by transferring money from your paycheck to the fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the fund in an existing account in the same share class* of the fund or another Franklin Templeton Fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For Franklin Templeton Trust Company retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.

RETIREMENT PLANS Franklin Templeton offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Plan Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton Funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton Fund, the time your shares are held in that fund will count towards the eight year period for automatic conversion to Class A shares.

Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make (please see "Market Timers" on page [#]).

*Certain Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton Fund also may exchange into Class A shares of the Convertible Fund or the Equity Fund without any sales charge. Advisor Class shareholders who exchange their shares for Convertible Fund or Equity Fund Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

[Insert graphic of a certificate] SELLING SHARES

You can sell your shares at any time.

SELLING SHARES IN WRITING Requests to sell $100,000 or less can generally be made over the phone or with a simple letter. Sometimes, however, to protect you and the fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud.
You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares
o  you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account
o you have changed the address on your account by phone within the last 15 days

We may also require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS Before you can sell shares in a Franklin Templeton Trust Company retirement plan, you may need to complete additional forms. For participants under age 59 1/2, tax penalties may apply. Call Retirement Plan Services at 1-800/527-2020 for details.


SELLING SHARES
-------------------------------------------------------------------------
                         TO SELL SOME OR ALL OF YOUR SHARES
-------------------------------------------------------------------------
[Insert graphic of
hands shaking]
                         Contact your investment representative
THROUGH YOUR INVESTMENT
REPRESENTATIVE
-------------------------------------------------------------------------
[Insert graphic of       Send written instructions and endorsed share
envelope]                certificates (if you hold share certificates)
                         to Investor Services.  Corporate, partnership
BY MAIL                  or trust accounts may need to send additional
                         documents.

                         Specify the fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares of the Equity Fund, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                         A check will be mailed to the name(s) and
                         address on the account, or otherwise according
                         to your written instructions.
-------------------------------------------------------------------------
[Insert graphic of       As long as your transaction is for $100,000 or
phone]                   less, you do not hold share certificates and
                         you have not changed your address by phone
BY PHONE                 within the last 15 days, you can sell your
                         shares by phone.
1-800/632-2301
                         A check will be mailed to the name(s) and
                         address on the account. Written instructions,
                         with a signature guarantee, are required to
                         send the check to another address or to make
                         it payable to another person.
-------------------------------------------------------------------------
[Insert graphic of       You can call or write to have redemption
three lightning bolts]   proceeds of $1,000 or more wired to a bank or
                         escrow account. See the policies above for selling shares by mail or phone.

                         Before requesting a wire, please make sure we
BY WIRE have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, your bank account number, the ABA routing number, and a signature guarantee.

                         Requests received in proper form by 1:00 p.m.
                         pacific time will be wired the next business
                         day.
-------------------------------------------------------------------------
[Insert graphic of two   Obtain a current prospectus for the fund you
arrows pointing in       are considering.
opposite directions]
                         Call Shareholder Services at the number below
BY EXCHANGE              or our automated TeleFACTS system, or send
                         signed written instructions. See the policies
TeleFACTS(R)               above for selling shares by mail or phone.
1-800/247-1753
(around-the-clock        If you hold share certificates, you will need
access)                  to return them to the fund before your
                         exchange can be processed.
-------------------------------------------------------------------------

 FRANKLIN TEMPLETON INVESTOR SERVICES 777 MARINERS ISLAND BLVD., P.O. BOX 7777,
                           SAN MATEO, CA 94403-7777
                        CALL TOLL-FREE: 1-800/632-2301
         (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME)

[Insert graphic of paper and pen] ACCOUNT POLICIES

CALCULATING SHARE PRICE  The fund calculates the net asset value per share
(NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

The fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS AND REPORTS You will receive confirmations and account statements that show your account transactions. You will also receive the fund's financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she will also receive confirmations, account statements and other information about your account directly from the fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The fund may restrict or refuse exchanges by market timers. If accepted, each exchange by a market timer will be charged $5. You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets, or (iv) otherwise made large or frequent exchanges. Shares under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

o The fund may refuse any order to buy shares, including any purchase under the exchange privilege.
o At any time, the fund may change its investment minimums or waive or lower its minimums for certain purchases.
o The fund may modify or discontinue the exchange privilege on 60 days' notice.
o You may only buy shares of a fund eligible for sale in your state or jurisdiction.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the fund reserves the right to make payments in securities or other assets of the fund, in the case of an emergency or if the payment by check would be harmful to existing shareholders.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the fund promptly.

DEALER COMPENSATION Qualifying dealers who sell fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

CONVERTIBLE FUND (CLASS A AND CLASS C ONLY) AND EQUITY FUND

                                 CLASS A       CLASS B         CLASS C
-------------------------------------------------------------------------------
COMMISSION (%)                   ---           4.00            2.00
Investment under $50,000         5.00          ---             ---
$50,000 but under $100,000       3.75          ---             ---
$100,000 but under $250,000      2.80          ---             ---
$250,000 but under $500,000      2.00          ---             ---
$500,000 but under $1 million    1.60          ---             ---
$1 million or more               up to 1.00 1  ---             ---
12B-1 FEE TO DEALER              0.25          0.25 2          1.00 3

GLOBAL FUND

                                 CLASS A       CLASS C
---------------------------------------------------------------
COMMISSION (%)                   ---           2.00
Investment under $100,000        4.00          ---
$100,000 but under $250,000      3.25          ---
$250,000 but under $500,000      2.25          ---
$500,000 but under $1 million    1.85          ---
$1 million or more               up to 0.75 1  ---
12B-1 FEE TO DEALER              0.15          0.65 3

SHORT-INTERMEDIATE FUND

                                 CLASS A
---------------------------------------------------------
COMMISSION (%)                   ---
Investment under $100,000        2.00
$100,000 but under $250,000      1.50
$250,000 but under $500,000      1.00
$500,000 but under $1 million    0.85
$1 million or more               up to 0.75 1
12B-1 FEE TO DEALER              0.10

A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans1 and up to 0.25% on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.
2. Dealers may be eligible to receive up to 0.25% from the date of purchase. After 8 years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
3. Dealers may be eligible to receive up to 0.25% for the Convertible Fund and the Equity Fund and 0.15% for the Global Fund during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.

[Insert graphic of question mark]QUESTIONS

If you have any questions about the fund or your account, you can write to us at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777. You can also call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                             HOURS (PACIFIC TIME,
DEPARTMENT NAME          TELEPHONE NUMBER    MONDAY THROUGH FRIDAY)
---------------------------------------------------------------------------
Shareholder Services     1-800/632-2301      5:30 a.m. to 5:00 p.m.
Fund Information         1-800/DIAL BEN      5:30 a.m. to 8:00 p.m.
                         (1-800/342-5236)    6:30 a.m. to 2:30 p.m.
                                             (Saturday)
Retirement Plan Services
                         1-800/527-2020      5:30 a.m. to 5:00 p.m.
Dealer Services          1-800/524-4040      5:30 a.m. to 5:00 p.m.
Institutional Services   1-800/321-8563      6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)   1-800/851-0637      5:30 a.m. to 5:00 p.m.


FOR MORE INFORMATION

You can learn more about each fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings, and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.


FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
www.franklin-templeton.com




You can also obtain information about each fund by visiting the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. You can also visit the SEC's Internet site at http://www.sec.gov.


Investment Company Act file #811-4986                              FIST1 P 03/99






Prospectus

FRANKLIN INVESTORS SECURITIES TRUST

ADVISOR CLASS

INVESTMENT STRATEGY           Franklin Global Government
GLOBAL INCOME                 Income Fund

INVESTMENT STRATEGY           Franklin Short-Intermediate
INCOME                        U.S. Government Securities Fund


MARCH 1, 1999







[Insert Franklin Templeton Ben Head]

LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




CONTENTS

THE FUND

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

[insert page #] Franklin Global Government Income Fund

[insert page #] Franklin Short-Intermediate U.S. Government
                   Securities Fund

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND SERVICES [End callout]

[insert page #] Qualified Investors

[insert page #] Buying Shares

[insert page #] Investor Services

[insert page #] Selling Shares

[insert page #] Account Policies

[insert page #] Questions

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover

FRANKLIN GLOBAL GOVERNMENT INCOME FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The fund's  investment goal is to provide high current  income,  consistent
with  preservation  of  capital,   with  capital  appreciation  as  a  secondary
consideration.

PRINCIPAL INVESTMENTS The fund normally invests at least 65% of its total assets in government securities at least 3 different countries, including the United States. Government securities include securities issued or guaranteed by domestic and foreign governments and their political subdivisions. In addition to government securities, the fund also invests in other fixed-income securities, such as bonds, notes, and debentures.

[Begin callout]
The fund invests primarily in U.S. and foreign government debt obligations. [End callout]

The fund normally invests its assets principally within Australia, Canada, Japan, New Zealand, the U.S., and Western Europe. The fund also invests in debt securities of supranational entities, and in semi-governmental securities, which are securities that are not backed by the full faith and credit and general taxing powers of the government, or that have only its implied backing. The fund may invest up to 30% of its net assets in securities of less developed and developing countries.

The securities the fund buys may be denominated in any currency, or in multinational currency units, and the fund may hold foreign currency. The fund also uses forward currency exchange contracts to seek to protect or enhance income or to protect capital. A forward currency exchange contract is an obligation to buy or sell a specific currency for an agreed price at a future date.

The fund may invest up to 35% of total assets in debt securities that are below investment grade. Investment grade securities are rated in the top four ratings categories by independent rating organizations such as Standard & Poor's Corporation (S&P) and Moody's Investors Service, Inc. (Moody's). The fund generally invests in securities rated at least B by Moody's or S&P or unrated securities the fund's manager determines are comparable. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal, because it may not invest or may invest less in U.S. and foreign government securities.

[Insert graphic of chart with line going up and down] MAIN RISKS

INTEREST RATE When interest rates rise, fixed-income security prices fall. The opposite is also true: fixed-income security prices rise when interest rates fall. Generally, interest rates rise during times of inflation or a growing economy, and will fall during an economic slowdown or recession. Securities with longer maturities usually are more sensitive to interest rate changes than securities with shorter maturities.

[Begin callout]
Changes in global interest rates affect the prices of the fund's debt securities. If rates rise, the value of all the fund's debt securities will fall and so too will the fund's share price. This means you could lose money.
[End callout]

INCOME  Since  the  fund  can  only  distribute   what  it  earns,   the  fund's
distributions to its shareholders may decline when interest rates fall.

CREDIT There is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value and, thus, impact the value of fund shares.

Securities  rated  below  investment  grade,   sometimes  called  "junk  bonds,"
generally have more risk than higher-rated securities. The principal risks of investing in these securities include:

o SUBSTANTIAL CREDIT RISK. Issuers of high yield debt securities are not as strong financially as those with higher credit ratings. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could prevent them from making interest and principal payments.

o DEFAULTED DEBT RISK. If an issuer is not paying or stops paying interest and/or principal on its securities, payments on the securities may never resume. These securities may be worthless and the fund could lose its entire investment.

o VOLATILITY RISK. The prices of high yield debt securities fluctuate more than higher-quality securities. Prices are especially sensitive to changes in the ratings assigned by ratings organizations. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. High yield securities are also generally less liquid than higher-quality bonds. Many of these securities do not trade frequently, and when they do trade their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the fund's ability to sell securities in response to specific economic events or to meet redemption requests.

FOREIGN SECURITIES Securities of companies located outside the U.S. may offer significant opportunities for gain, but they also involve additional risks that can increase the potential for losses in the fund.

COUNTRY RISK. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. These movements will affect the fund's share price. The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets and punitive taxes. The fund's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of legal, business and social frameworks to support securities markets. While short-term volatility in these markets can be disconcerting, declines of 40% to 50% are not unusual.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.

EURO. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the euro, which will replace the national currency for participating member countries. If the fund holds investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

Because this change to a single currency is new and untested, the establishment of the euro may result in market volatility. For the same reason, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on the value of fund shares. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

The manager will rely upon public filings and other statements made by issuers about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit each issuer and its major suppliers to verify their Year 2000 readiness.

If an issuer in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the price of the fund's shares. Please see page [#] for more information.

More detailed information about the fund, its policies and risks can be found in the fund's Statement of Additional Information (SAI).


[Insert graphic of a bull and a bear] PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 10 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

ADVISOR CLASS ANNUAL TOTAL RETURNS 1

[Insert bar graph]

5.60%  7.59%  14.23%  -0.25%  18.63%  -7.76%  18.07%  10.76%  3.03%  []%
 89     90      91      92      93      94      95      96     97    98

                                      YEAR

[Begin callout]
BEST QUARTER:
Q[] '[]  []%

WORST QUARTER:
Q[] '[]  []%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                             1 YEAR      5 YEARS    10 YEARS
-------------------------------------------------------------------------------
Franklin Global Government Income Fund -       xx%         xx%         xx%
Advisor Class 1

JP Morgan Global Government Bond Total         xx%         xx%         xx%
Return Index 2

1. Performance figures reflect a "blended" figure combining the following methods of calculation: (a) For periods before January 1, 1997, a restated figure is used based on the fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A distribution and service (12b-1) fees; and (b) for periods after January 1, 1997, an actual Advisor Class figure is used reflecting a deduction of all applicable charges and fees for that class. This blended figure assumes reinvestment of dividends and capital gains.
2. The unmanaged JP Morgan Global Government Bond Total Return Index includes only actively traded fixed-rate bonds with a remaining maturity of one year or longer. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. It is based on the fund's expenses for the fiscal year ended October 31, 1998.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                  ADVISOR CLASS
-------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases    None
Exchange fee 1                                      None

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                  ADVISOR CLASS
-------------------------------------------------------------------------------
Management fees                                     0.60%
Distribution and service (12b-1) fees               None
Other expenses                                      0.25%
                                                    --------
Total annual fund operating expenses                0.85%
                                                    --------


1. There is a $5 fee for each exchange by a market timer (see page [#]).

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

  1 YEAR     3 YEARS    5 YEARS    10 YEARS
---------------------------------------------
    $87        $271       $471      $1,049

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the fund's investment manager. Together, Advisers and its affiliates manage over $216 billion in assets.

The team responsible for the fund's management is:

THOMAS J. DICKSON, VICE PRESIDENT OF TEMPLETON INVESTMENT COUNSEL, INC.
Mr. Dickson has been a manager of the fund since 1993. He joined the Franklin Templeton Group in 1994.

NEIL S. DEVLIN CFA, PORTFOLIO MANAGER OF TEMPLETON INVESTMENT COUNSEL, INC. Mr. Devlin has been a manager of the fund since 1994. He joined the Franklin Templeton Group in 1987.

The fund pays the manager a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended October 31, 1998, the fund paid 0.60% of its average monthly net assets to the manager.

YEAR 2000 PROBLEM The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.

[Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL  GAINS The fund  intends to pay a dividend  at least  monthly representing its net investment income. Capital gains, if any, may be distributed annually. The amount of these distributions will vary and there is no guarantee the fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record dates for the fund's distributions will vary. Please keep in mind that if you invest in the fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the fund's distributions, please call 1-800/DIAL BEN.

TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the fund or receive them in cash. Any capital gains the fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

[Begin callout]
BACKUP WITHHOLDING
By law, the fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS instructs the fund to do so.
[End callout]

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Any foreign taxes the fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about federal, state, local or foreign tax consequences of your investment in the fund.

[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS

This table presents the financial performance for Advisor Class since its inception. This information has been audited by PricewaterhouseCoopers LLP.

ADVISOR CLASS                YEAR ENDED OCTOBER 31,
---------------------------------------------------
                                   1998 4    1997 3
---------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year                   8.41      8.71
                                -------------------
   Net investment income             .63       .49
   Net realized and unrealized
   gains (losses)                  (.16)     (.28)
                                -------------------
Total from investment
operations                           .47       .21
Less distributions from net
investment income                  (.58)     (.49)
Less distributions in excess
of net investment income
                                   (.04)     (.02)
                                -------------------
                                -------------------
Total distributions                (.62)     (.51)
                                -------------------
                                -------------------
Net asset value, end of year        8.26      8.41
                                -------------------

Total return (%)1                   5.81      2.49

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x
1,000)                               829       741
Ratios to average net assets:
(%)
   Expenses                          .85       .82 2
   Net investment income            7.62      7.08 2
Portfolio turnover rate (%)        49.93    193.30

1. Total return is not annualized.
2. Annualized.
3. For the period January 2, 1997 (effective date) to October 31, 1997.
4. Based on average weighted shares outstanding.

FRANKLIN SHORT-INTERMEDIATE
U.S. GOVERNMENT SECURITIES FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The fund's  investment goal is to provide as high a level of current income
as  is  consistent  with  prudent   investing  while  seeking   preservation  of
shareholder's capital.

PRINCIPAL INVESTMENTS The fund normally invests in U.S. government securities, which include obligations either issued or guaranteed by the U.S. government and its agencies or instrumentalities. Since its inception, the fund has invested its assets solely in direct obligations of the U.S. Treasury and in repurchase obligations collateralized by U.S. Treasury obligations. The fund normally maintains the average dollar-weighted maturity of its portfolio in a range of two to five years. Within this range, the fund emphasizes an average dollar-weighted maturity of 3 1/2 years or less.

[Begin callout]
The fund invests in U.S. government obligations.
[End callout]

The fund may  invest  in  zero-coupon  bonds  issued or  guaranteed  by the U.S.
government. Zero-coupon bonds are debt obligations that are issued at a significant discount from face value. A zero coupon security pays no interest to its holder during its life, and its value (above its cost to the fund) consists of the difference between its face value at maturity and its cost.

The fund will only purchase securities and engage in trading practices that are permitted, without limitation, to national banks, federal savings and loan associations, and federal credit unions.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS

INTEREST RATE When interest rates rise, debt security prices fall. The opposite is also true: debt security prices go up when interest rates fall. Generally, interest rates rise during times of inflation or a growing economy, and will fall during an economic slowdown or recession. Securities with longer maturities usually are more sensitive to interest rate changes than securities with shorter maturities. Zero coupon bonds are also more sensitive to interest rate changes than debt obligations that provide for regular payments of interest.

INCOME Since the fund can only distribute what it earns, the fund's distributions to its shareholders may decline when interest rates fall. Because the fund only invests in U.S. Treasury obligations and repurchase agreements, the level of income the fund may achieve may not be as high as that of other funds that invest in lower-quality, longer-term securities.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

The manager will rely upon public filings and other statements made by issuers about their Year 2000 readiness. The manager, of course, cannot audit each issuer and its major suppliers to verify their Year 2000 readiness.

If an issuer in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the price of the fund's shares. Please see page [#] for more information.

More detailed information about the fund, its policies and risks can be found in the fund's Statement of Additional Information (SAI).


[Insert graphic of a bull and a bear] PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 10 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

ADVISOR CLASS ANNUAL TOTAL RETURNS 1

[Insert bar graph]

9.64%  9.65%  12.06%  6.64%  7.75%  -2.15%  11.09%  3.99%  6.24%  []%
 89     90      91     92     93      94      95     96     97    98

                                      YEAR

[Begin callout]
BEST QUARTER:
Q[] '[]  []%

WORST QUARTER:
Q[] '[]  []%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                             1 YEAR      5 YEARS    10 YEARS
-------------------------------------------------------------------------------
Franklin Short-Intermediate U.S.               xx%         xx%         xx%
Government Securities Fund - Advisor
Class 1
Lehman Brothers Short U.S. Treasury 1-5        xx%         xx%         xx%
Year Index 2

1. Performance figures reflect a "blended" figure combining the following methods of calculation: (a) For periods before January 1, 1997, a restated figure is used based on the fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A distribution and service (12b-1) fees; and (b) for periods after January 1, 1997, an actual Advisor Class figure is used reflecting a deduction of all applicable charges and fees for that class. This blended figure assumes reinvestment of dividends and capital gains.
2. The unmanaged  Lehman Brothers Short U.S.  Treasury 1-5 Year Index invests in
U.S. government securities and Treasuries with maturities from one to five years. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. It is based on the fund's expenses for the fiscal year ended October 31, 1998.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                    ADVISOR CLASS
-------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases    None
Exchange fee1                                       None

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                    ADVISOR CLASS
-------------------------------------------------------------------------------
Management fees                                     0.56%
Distribution and service (12b-1) fees               None
Other expenses                                      0.13%
                                                    -----------
Total annual fund operating expenses                0.69%
                                                    -----------


1. There is a $5 fee for each exchange by a market timer (see page [#]).

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

  1 YEAR     3 YEARS    5 YEARS    10 YEARS
---------------------------------------------
    $70        $221       $384       $859

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the fund's investment manager. Together, Advisers and its affiliates manage over $216 billion in assets.

The team responsible for the fund's management is:

JACK LEMEIN, EXECUTIVE VICE PRESIDENT OF ADVISERS
Mr. Lemein has been a manager of the fund since 1987 and has been with the Franklin Templeton Group since 1984.

DAVID CAPURRO, VICE PRESIDENT OF ADVISERS
Mr. Capurro has been a manager of the fund since 1987 and has been with the Franklin Templeton Group since 1985.

TOM RUNKEL, VICE PRESIDENT OF ADVISERS
Mr. Capurro has been a manager of the fund since 1987 and has been with the Franklin Templeton Group since 1985.

The fund pays the manager a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended October 31, 1998, the fund paid 0.56% of its average monthly net assets to the manager.

YEAR 2000 PROBLEM The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others.

The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.

[Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund declares dividends daily from its net investment income and pays them monthly on or about the last day of the month. Your account may begin to receive dividends on the day after we receive your investment and will continue to receive dividends through the day we receive a request to sell your shares. Capital gains, if any, may be distributed annually. The amount of these distributions will vary and there is no guarantee the fund will pay dividends. Please keep in mind that if you invest in the fund shortly before the fund deducts a capital gain distribution from its net asset value, you will receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the fund or receive them in cash. Any capital gains the fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

[Begin callout]
BACKUP WITHHOLDING
By law, the fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS instructs the fund to do so.
[End callout]

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about federal, state, local or foreign tax consequences of your investment in the fund.

[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS

This table presents the financial performance for Advisor Class since its inception. This information has been audited by PricewaterhouseCoopers LLP.

ADVISOR CLASS                 YEAR ENDED OCTOBER 31,
---------------------------------------------------
                                    1998     1997 3
---------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year                  10.30     10.24
                                -------------------
   Net investment income             .57       .47
   Net realized and unrealized
   gains                             .16       .07
                                -------------------
Total from investment
operations                           .73       .54
                                -------------------
Less distributions from net
investment income                  (.58)     (.48)
                                -------------------
Net asset value, end of year       10.45     10.30
                                -------------------

Total return (%)1                   7.38      5.45

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x
1,000)                             3,644       385
Ratios to average net assets:
(%)
   Expenses                          .69       .70 2
   Net investment income            5.28      5.35 2
Portfolio turnover rate (%)        37.70     40.56

1. Total return is not annualized.
2. Annualized.
3. For the period January 2, 1997 (effective date) to October 31, 1997.

YOUR ACCOUNT

[Insert graphic of pencil marking an "X"]QUALIFIED INVESTORS

The following investors may qualify to buy Advisor Class shares of the fund.

o Qualified registered investment advisors or certified financial planners with clients invested in any series of Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has an agreement with Franklin Templeton Distributors, Inc. (Distributors). Minimum investments: $1,000 initial and $50 additional.

o  Broker-dealers,   registered  investment  advisors  or  certified  financial planners who have an agreement with Distributors for clients participating in comprehensive fee programs. Minimum investments: $250,000 initial ($100,000 initial for an individual client) and $50 additional.

o Officers, trustees, directors and full-time employees of Franklin Templeton and their immediate family members. Minimum investments: $100 initial ($50 for accounts with an automatic investment plan) and $50 additional.

o Each series of the Franklin Templeton Fund Allocator Series. Minimum investments: $1,000 initial and $1,000 additional.

[Begin callout]
The FRANKLIN TEMPLETON FUNDS include all of the Franklin Templeton U.S. registered mutual funds, except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund
[End callout]

o  Governments,   municipalities,   and  tax-exempt   entities  that  meet  the
   requirements for qualification under section 501 of the Internal Revenue Code. Minimum investments: $1 million initial investment in Advisor Class or Class Z shares of any of the Franklin Templeton Funds and $50 additional.

o Accounts managed by the Franklin Templeton Group. Minimum investments: No initial minimum and $50 additional.

o  The Franklin Templeton Profit Sharing 401(k) Plan. Minimum investments:
   No initial or additional minimums.

o Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under section 401 of the Internal Revenue Code, including salary reduction plans qualified under section 401(k) of the Internal Revenue Code, and that are sponsored by an employer (i) with at least 10,000 employees, or (ii) with retirement plan assets of $100 million or more. Minimum investments: No initial or additional minimums.

o Trust companies and bank trust departments initially investing in the Franklin Templeton Funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. Minimum investments: No initial or additional minimums.

o Individual investors. Minimum investments: $5 million initial and $50 additional. You may combine all of your shares in the Franklin Templeton Funds for purposes of determining whether you meet the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any of the Franklin Templeton Funds.

o Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of an established group of 11 or more investors. Minimum investments: $5 million initial and $50 additional. For minimum investment purposes, the group's investments are added together. The group may combine all of its shares in the Franklin Templeton Funds for purposes of determining whether it meets the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any of the Franklin Templeton Funds. There are certain other requirements and the group must have a purpose other than buying fund shares without a sales charge.

Please note that Advisor Class shares of the fund are no longer available to retirement plans through Franklin Templeton's ValuSelect(R) program. Retirement plans in the ValuSelect program before January 1, 1998, however, may continue to invest in the fund's Advisor Class shares.


[Insert graphic of a paper with lines
and someone writing] BUYING SHARES

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see the next page).

BUYING SHARES
-------------------------------------------------------------------------------
                   OPENING AN ACCOUNT            ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------
[Insert graphic
of hands shaking]
                   Contact your investment       Contact your investment
THROUGH YOUR       representative                representative
INVESTMENT
REPRESENTATIVE
-------------------------------------------------------------------------------
[Insert graphic    Make your check payable to    Make your check payable to
of envelope]       the fund in which you are     the fund in which you are
                   investing.                    investing. Include your
BY MAIL                                          account number on the check.
                   Mail the check and your
                   signed application to         Fill out the deposit slip
                   Investor Services.            from your account statement.
                                                 If  you do  not  have  a  slip,
                                                 include a note with your  name,
                                                 the fund name, and your account
                                                 number.

                                                 Mail the check and deposit slip
                                                 or note to Investor Services.
-------------------------------------------------------------------------------
[Insert graphic    Call to receive a wire        Call to receive a wire
of three           control number and wire       control number and wire
lightning bolts]   instructions.                 instructions.

                   Mail your signed application  To make a same day wire
                   to Investor Services. Please  investment, please call us
BY WIRE            include the wire control      by 1:00 p.m. pacific time
                   number or your new account    and make sure your wire
1-800/632-2301     number on the application.    arrives by 3:00 p.m.
(or
1-650/312-2000     To make a same day wire
collect)           investment, please call us
                   by 1:00 p.m. pacific time
                   and make sure your wire
                   arrives by 3:00 p.m.
-------------------------------------------------------------------------------
[Insert graphic    Call Shareholder Services at  Call Shareholder Services at
of two arrows      the number below, or send     the number below, or send
pointing in        signed written instructions.  signed written instructions.
opposite           (Please see page [#] for      (Please see page [#] for
directions]        information on exchanges.)    information on exchanges.)

BY EXCHANGE

-------------------------------------------------------------------------------

   FRANKLIN TEMPLETON INVESTOR SERVICES 777 MARINERS ISLAND BLVD., P.O. BOX
                                    7777,
                            SAN MATEO, CA 94403-7777
                         CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME)

[Insert graphic of person with a headset] INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application. DISTRIBUTION OPTIONS You may reinvest distributions you receive from the fund in an existing account in the same share class of the fund or in Advisor Class or Class A shares of another Franklin Templeton Fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton Fund, you must qualify to buy that fund's Advisor Class shares. For distributions reinvested in Class A shares of another Franklin Templeton Fund, initial sales charges and contingent deferred sales charges (CDSCs) will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For Franklin Templeton Trust Company retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the fund.

RETIREMENT PLANS Franklin Templeton offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Plan Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton Funds within the same class. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Fund Inc.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

If you do not qualify to buy Advisor Class shares of Templeton Developing Markets Trust, Templeton Foreign Fund or Templeton Growth Fund,you also may exchange your shares for Class A shares of those funds (without any sales charge)* or for shares of Templeton Institutional Funds, Inc.

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make (please see "Market Timers" on page [#]).

*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you otherwise qualify to buy the fund's Advisor Class shares.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

[Insert graphic of a certificate] SELLING SHARES

You can sell your shares at any time.

SELLING SHARES IN WRITING Requests to sell $100,000 or less can generally be made over the phone or with a simple letter. Sometimes, however, to protect you and the fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than  $100,000  worth of shares
o  you want your  proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account
o  you have changed the address on your account by phone within the last 15 days

We may also require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS Before you can sell shares in a Franklin Templeton Trust Company retirement plan, you may need to complete additional forms. For participants under age 59 1/2, tax penalties may apply. Call Retirement Plan Services at 1-800/527-2020 for details.


SELLING SHARES
-------------------------------------------------------------------
                   TO SELL SOME OR ALL OF YOUR SHARES
-------------------------------------------------------------------
[Insert graphic
of hands shaking]
                     Contact your investment representative
THROUGH YOUR
INVESTMENT
REPRESENTATIVE
-------------------------------------------------------------------
[Insert graphic    Send written instructions and endorsed share
of envelope]       certificates (if you hold share certificates)
                   to Investor Services.  Corporate, partnership
BY MAIL            or trust accounts may need to send additional
                   documents.

                   Specify the fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                   A check  will be mailed to the  name(s)  and  address  on the account, or otherwise according to your written instructions.
-------------------------------------------------------------------
[Insert graphic    As long as your transaction is for $100,000 or
of phone]          less, you do not hold share certificates and
                   you have not changed your address by phone
BY PHONE           within the last 15 days, you can sell your
                   shares by phone.
1-800/632-2301
                   A check  will be mailed to the  name(s)  and  address  on the account.  Written  instructions,  with a signature guarantee, are required to send the check to another  address or to make it payable to another person.
-------------------------------------------------------------------
[Insert graphic    You can call or write to have redemption
of three           proceeds of $1,000 or more wired to a bank or
lightning bolts]   escrow account. See the policies above for
                   selling shares by mail or phone.

                   Before requesting a wire, please make sure we have your bank account information on file. If
BY WIRE we do not have this information, you will need to send written instructions with your bank's name and address, your bank account number, the ABA routing number, and a signature guarantee.

                   Requests received in proper form by 1:00 p.m.
                   pacific time will be wired the next business
                   day.
-------------------------------------------------------------------

[Insert graphic    Obtain a current prospectus for the fund you
of two arrows      are considering.
pointing in
opposite           Call Shareholder Services at the number below,
directions]        or send signed written instructions. See the
                   policies above for selling shares by mail or
BY EXCHANGE        phone.

                   If you hold share certificates, you will need to return them to the fund before your exchange can be processed.
-------------------------------------------------------------------

                    FRANKLIN TEMPLETON INVESTOR SERVICES 777
                     MARINERS ISLAND BLVD., P.O. BOX 7777,
                            SAN MATEO, CA 94403-7777
                         CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME)

[Insert graphic of paper and pen] ACCOUNT POLICIES

CALCULATING SHARE PRICE The fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). The NAV for Advisor Class is calculated by dividing its net assets by the number of its shares outstanding.

The fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS AND REPORTS You will receive confirmations and account statements that show your account transactions. You will also receive the fund's financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she will also receive confirmations, account statements and other information about your account directly from the fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The fund may restrict or refuse exchanges by market timers. If accepted, each exchange by a market timer will be charged $5. You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets, or (iv) otherwise made large or frequent exchanges. Shares under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

o The fund may refuse any order to buy shares, including any purchase under the exchange privilege.
o At any time, the fund may change its investment minimums or waive or lower its minimums for certain purchases.
o  The fund may  modify  or  discontinue  the  exchange  privilege  on 60 days'
   notice.
o You may only buy shares of a fund eligible for sale in your state or jurisdiction.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the fund reserves the right to make payments in securities or other assets of the fund, in the case of an
   emergency   or  if  the  payment  by  check  would  be  harmful  to  existing shareholders.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the fund promptly.

DEALER COMPENSATION Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin Templeton Distributors, Inc. from its own resources.

[Insert graphic of question mark] QUESTIONS

If you have any questions about the fund or your account, you can write to us at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777. You can also call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                             HOURS (PACIFIC TIME, MONDAY
DEPARTMENT NAME          TELEPHONE NUMBER    THROUGH FRIDAY)
-------------------------------------------------------------------------------
Shareholder Services     1-800/632-2301      5:30 a.m. to 5:00 p.m.
Fund Information         1-800/DIAL BEN      5:30 a.m. to 8:00 p.m.
                         (1-800/342-5236)    6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plan Services
                         1-800/527-2020      5:30 a.m. to 5:00 p.m.
Dealer Services          1-800/524-4040      5:30 a.m. to 5:00 p.m.
Institutional Services   1-800/321-8563      6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)   1-800/851-0637      5:30 a.m. to 5:00 p.m.


FOR MORE INFORMATION

You can learn more about each fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings, and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.


FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
www.franklin-templeton.com




You can also obtain information about each fund by visiting the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. You can also visit the SEC's Internet site at http://www.sec.gov.


Investment Company Act file #811-4986
FIST PA 03/99




Prospectus

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND
FRANKLIN ADJUSTABLE RATE SECURITIES FUND
FRANKLIN BOND FUND
CLASS A

INVESTMENT STRATEGY Income

MARCH 1, 1999


[Insert Franklin Templeton Ben Head]

LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




CONTENTS

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

[insert page #]  Franklin Adjustable U.S. Government Securities Fund

[insert page #]  Franklin Adjustable Rate Securities Fund

[insert page #]  Franklin Bond Fund

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

[insert page #] Sales Charges

[insert page #] Buying Shares

[insert page #] Investor Services

[insert page #] Selling Shares

[insert page #] Account Policies

[insert page #] Questions

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover


FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The fund's investment goal is to seek a high level of current income, consistent with lower volatility of principal than a fund that invests in fixed-rate securities.

PRINCIPAL INVESTMENTS. The fund will normally invest at least 65% of total assets in adjustable rate mortgage securities ("ARMS") and other mortgage securities, such as collateralized mortgage obligations ("CMOs"), with interest rates that adjust periodically to reflect prevailing market interest rates. The fund will only invest in mortgage securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

[Begin callout]
The fund will normally invest at least 65% of total assets in ARMS and other adjustable rate mortgage securities issued or guaranteed by the U.S.
government, its agencies or instrumentalities.
[End callout]

The fund may invest up to 35% of total assets in bonds and notes issued by the Federal Home Loan Banks, Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), Federal Home Loan Mortgage Corporation ("FHLMC")and Small Business Administration, as well as in direct obligations of the U.S. government, such as Treasury bonds, bills and notes, and securities issued or guaranteed by U.S. government agencies. The fund may also invest in repurchase agreements collateralized by U.S. government obligations and in time and savings deposits (including certificates of deposit) of banks and other institutions whose accounts are insured by the Federal Deposit Insurance Corporation.

Government agency or instrumentality issues have different levels of credit support. GNMA securities are supported by the full faith and credit of the U.S. government; FNMA securities are supported by its right to borrow from the U.S. Treasury under certain circumstances; and FHLMC securities are supported only by the credit of that instrumentality. Investors should remember that guarantees of timely repayment of principal and interest do not apply to the market prices and yields of the securities or to the net asset value or performance of the fund, which will vary with changes in interest rates and other market conditions.

Mortgage securities represent an ownership interest in mortgage loans made by banks and other financial institutions to finance purchases of homes. The individual loans are packaged or "pooled" together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments.

Interest rates on adjustable rate securities generally are reset at intervals of one year or less so that their rates gradually align themselves with market interest rates. These periodic adjustments help keep the prices of these securities relatively stable when compared with the prices of fixed rate securities, which generally fall when interest rates rise. As a result, the fund may participate in increases in interest rates resulting in higher current yields, but with less fluctuation in net asset value than a fund invested in comparable fixed rate securities. Adjustable rate securities, however, frequently limit the maximum amount by which the loan rate may change up or down. The fund, therefore, may not benefit from increases in interest rates if interest rates exceed a security's maximum allowable periodic or lifetime limits. During periods of falling interest rates, the interest rates on these securities may reset downward, resulting in a lower yield for the fund.

The fund may buy securities on a "when-issued" or "delayed delivery" basis. This means that the securities will be paid for and delivered to the fund at a future date, generally in 30 to 45 days.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal, because it will not invest or will invest less in ARMS and other adjustable rate securities.

[Insert graphic of chart with line going up and down] MAIN RISKS

INTEREST RATE RISK Because changes in interest rates on ARMS and other adjustable rate securities lag behind changes in market rates, the net asset value of the fund may decline during periods of rising interest rates until the interest rates on these securities reset to market rates. You could lose money if you sell your shares of the fund before these rates reset.

If market interest rates increase substantially and the fund's adjustable rate securities are not able to reset to market interest rates during any one adjustment period, the value of the fund's holdings and its net asset value may decline until the rates are able to reset to market rates. In the event of a dramatic increase in interest rates, the lifetime limit on a security's interest rate may prevent the rate from adjusting to prevailing market rates and the market value of the security could decline substantially and affect the fund's net asset value.

To the extent the fund invests in fixed income debt securities, it will be subject to additional interest rate risks. When interest rates rise, fixed income debt security prices fall. The opposite is also true: fixed income debt security prices rise when interest rates fall. Generally, interest rates rise during times of inflation or a growing economy, and will fall during an economic slowdown or recession. Securities with longer maturities usually are more sensitive to interest rate changes than securities with shorter maturities.

Because the interest rates on adjustable rate securities generally reset downward when interest rates fall, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities during periods of declining interest rates.

[Begin callout]
If interest rates rise, the net asset value of the fund may fall until the interest rates on the fund's adjustable rate securities reset to market rates. If rates fall, mortgage holders may refinance their mortgage loans at lower interest rates. This means you could lose money.
[End callout]

MORTGAGE SECURITIES RISK Mortgage securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The fund may receive unscheduled prepayments of principal prior to the security's maturity date due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. To the fund this means a loss of anticipated interest, and a portion of its principal investment represented by any premium the fund may have paid. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates.

INCOME RISK Since the fund can only distribute what it earns, the fund's distributions to its shareholders may decline when interest rates fall.

DERIVATIVE SECURITIES RISK CMOs are considered derivative investments, one whose value depends on (or is derived from) the value of an underlying asset. These instruments are subject to credit risk and prepayment risk associated with the underlying mortgage assets.

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

The manager will rely upon public filings and other statements made by issuers about their Year 2000 readiness. The manager, of course, cannot audit each issuer and its major suppliers to verify their Year 2000 readiness.

If an issuer in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the price of the fund's shares. Please see page [#] for more information.

More detailed information about the fund, its policies and risks can be found in the fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.

MASTER/FEEDER STRUCTURE The fund seeks to achieve its investment goal by investing all of its assets in shares of the U.S. Government Adjustable Rate Mortgage Portfolio ("Portfolio"). The Portfolio has the same investment goal and substantially similar investment policies as the fund. The fund buys shares of Mortgage Portfolio at net asset value. An investment in the fund is an indirect investment in the Portfolio.

It is possible that the fund may have to withdraw its investment in the Portfolio if the Portfolio changes its investment goal or if the fund's Board of Trustees, at any time, considers it to be in the fund's best interest.

IF YOU ARE INVESTOR WHOSE INVESTMENT AUTHORITY IS RESTRICTED BY APPLICABLE LAW OR REGULATION YOU SHOULD CONSULT YOUR LEGAL ADVISOR TO DETERMINE WHETHER AND TO WHAT EXTENT SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS FOR YOU. If you are a municipal investor considering investment of proceeds of bond offerings into the fund, you should consult with expert counsel to determine the effect, if any, of various payments made by the fund, its manager or its principal underwriter on arbitrage rebate calculations.

[End callout]



[Insert graphic of a bull and a bear] PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 10 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

ANNUAL TOTAL RETURNS 1

 [Insert bar graph]

10.34%  9.53%  8.67%%  4.01%  1.35% -1.96%  9.17%  6.25%  6.97%  x.xx%
  89     90     91      92     93     94     95     96     97     98

                        YEAR

[Begin callout]
BEST QUARTER:
Q[] '[]  []%

WORST QUARTER:
Q[] '[] []%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                  1 YEAR       5 YEARS       10 YEARS
--------------------------------------------------------------------------
Adjustable U.S. Government        x.xx%        x.xx%         x.xx%
Securities Fund 2
Lehman Bros. Short U.S.           x.xx%        x.xx%         x.xx%
Government 1-2 Years Index 3

1. Figures do not reflect sales charges. If they did, returns would be lower.
2. Figures reflect sales charges. All fund performance assumes reinvestment of dividends and capital gains.
3. The unmanaged Lehman Brothers Short U.S. Treasury 1-2 Year Index invests in U.S. Government securities and Treasuries with maturities from one to two years. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. It is based on the fund's expenses for the fiscal year ended October 31, 1998.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


-------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price            2.25%
  Paid at time of purchase              2.25%
  Paid at redemption                    None1
Exchange fee2                           None

Please see "Sales Charges" on page [#] for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


------------------------------------------------
Management and administration fees3     0.50%
Distribution and service
(12b-1) fees4                           0.25%
Other expenses                          0.18%
                                        --------
Total annual fund operating expenses3   0.93%
                                        --------

1. Except for investments of $1 million or more (see page [#])and purchases by certain retirement plans without an initial sales charge.
2. There is a $5 fee for each exchange by a market timer (see page [#]).
3. For the period shown, the manager had agreed in advance to limit its management fees and to assume as its own expense certain expenses otherwise payable by the fund and the Portfolio. With this reduction, management fees of the Portfolio were 0.25%, administration fees of the fund were 0.10% and total annual fund operating expenses were 0.76%. The manager may end this arrangement at any time upon notice to the fund's Board of Trustees.
4. Because of the distribution and service (12b-1) fees, over the long term you may indirectly pay more than the equivalent of the maximum permitted initial sales charge.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------------
                                   $318 1     $515       $728       $1,342

1. Assumes a contingent deferred sales charge (CDSC) will not apply.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the Portfolio's investment manager and the fund's administrator. Together, Advisers and its affiliates manage over $216 billion and in assets.

The team responsible for the Portfolio's management is:

T. ANTHONY COFFEY, PORTFOLIO MANAGER OF ADVISERS

Mr. Coffey has been a manager on the fund since 1991. He joined the Franklin Templeton Group in 1989.

ROGER BAYSTON CFA, PORTFOLIO MANAGER OF ADVISERS

Mr. Bayston has been a manager on the fund since 1991. He joined the Franklin Templeton Group in 1991.

JACK LEMEIN, EXECUTIVE VICE PRESIDENT OF ADVISERS

Mr. Lemein has been a manager of the fund since 1998 and has more than 30 years experience in the securities industry.

For the fiscal year ended October 31, 1998, the fund's share of the Portfolio's management fees, before any advance waiver, was 0.40% of the fund's average daily net assets. Under an agreement by the manager to limit its fees, the fund paid 0.25% of its average daily net assets as its share of the Portfolio's management fees. The manager may end this arrangement at any time upon notice to the fund's Board of Trustees.

YEAR 2000 PROBLEM The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others.

The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.

[Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund intends to pay a dividend at least monthly, on or about the last day of the month, representing its net investment income. Capital gains, if any, may be distributed annually. The amount of these distributions will vary and there is no guarantee the fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record date for the fund's distributions will vary. Please keep in mind that if you invest in the fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the fund's distributions, please call 1-800/DIAL BEN.

TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the fund or receive them in cash. Any capital gains the fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

[Begin callout]
BACKUP WITHHOLDING
By law, the fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS instructs the fund to do so.
[End callout]

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares of a fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of a fund for shares of a different Franklin Templeton Fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax advisor about the federal, state, local or foreign tax consequences of your investment in the fund.



[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS

This table presents the fund's financial performance for the past five years. This information has been audited by PricewaterhouseCoopers LLP.

                                                 YEAR ENDED OCTOBER 31,
--------------------------------------------------------------------------------
                                  1998     1997      1996      1995     1994
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,                   $9.48     $9.37     $9.34    $9.20     $9.77
beginning of year
                                ------------------------------------------------
  Net investment income              .51       .55       .56      .54       .35
  Net realized and unrealized      (.12)       .10       .03      .14      (.61)
  Gains (losses)
                                ------------------------------------------------
Total from investment                .39       .65       .59      .68      (.26)
operations
                                ------------------------------------------------
  Dividends from net               (.51)     (.54)     (.56)    (.54)      (.31)
  investment income
                                ------------------------------------------------
Total distributions
                                ------------------------------------------------
Net asset value, end of year       $9.36     $9.48     $9.37    $9.34      $9.20
                                ------------------------------------------------

Total return (%) 1                 4.26%     7.18%     6.54%    7.57%    (2.65%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year         $298,298  $334,990  $397,078 $509,371   $700,617
($ x 1,000)
Ratios to average net
assets: (%)
  Expenses 2                        .76%      .75%      .69%     .61%       .42%
   Expenses excluding waiver        .93%      .93%      .86%     .86%       .82%
   and payments by affiliate 2
  Net investment income            5.38%     5.81%     5.87%    5.76%      3.67%

1. Total  return does not  include  sales  charges,  and is not  annualized.
2. Includes the fund's share of the Portfolio's allocated expenses.


FRANKLIN ADJUSTABLE RATE SECURITIES FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The fund's investment goal is to seek a high level of current income, consistent with lower volatility of principal than a fund that invests in fixed-rate securities.

PRINCIPAL INVESTMENTS. The fund will normally invest at least 65% of total assets in mortgage securities and asset-backed securities with interest rates that adjust periodically to reflect prevailing market interest rates. These include adjustable rate mortgage securities ("ARMS") issued or guaranteed by private institutions, such as banks, insurance companies, mortgage bankers or others, or by the U.S. government, its agencies or instrumentalities. They also include collateralized mortgage obligations ("CMOs"). The fund will only invest in securities rated at least AA by Standard & Poor's Corporation ("S&P") or Aa by Moody's Investors Service, Inc. ("Moody's"), or unrated securities the fund's manager determines are comparable.

[Begin callout]
The fund will normally invest at least 65% of total assets in mortgage securities and asset-backed securities with adjustable interest rates. The fund will only invest in securities rated at least AA by S&P or Aa by Moody's, or unrated securities the fund's manager determines are comparable.
[End callout]

The fund may invest up to 35% of total assets in other adjustable rate or fixed rate securities. These include bonds and notes issued by the Federal Home Loan Banks, Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), Federal Home Loan Mortgage Corporation ("FHLMC")and Small Business Administration, as well as direct obligations of the U.S. government, such as Treasury bonds, bills and notes, and securities issued or guaranteed by U.S. government agencies. The fund may also invest in repurchase agreements collateralized by U.S. government obligations and in time and savings deposits (including certificates of deposit) of banks and other institutions whose accounts are insured by the Federal Deposit Insurance Corporation.

Mortgage securities represent an ownership interest in mortgage loans made by banks and other financial institutions to finance purchases of homes. The individual loans are packaged or "pooled" together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments. Pools of mortgage loans created by private issuers generally offer a higher rate of interest than government pools because there are no direct or indirect government guarantees of payment, although timely payment of interest and principal is often supported by various forms of insurance or guarantees. The fund may buy privately issued mortgage securities without insurance or guarantees.

Mortgage securities issued or backed by government agencies have different levels of credit support. GNMA securities are supported by the full faith and credit of the U.S. government; FNMA securities are supported by its right to borrow from the U.S. Treasury under certain circumstances; and FHLMC securities are supported only by the credit of that instrumentality. Investors should remember that guarantees of timely repayment of principal and interest do not apply to the market prices and yields of the securities or to the net asset value or performance of the fund, which will vary with changes in interest rates and other market conditions.

Interest rates on adjustable rate securities generally are reset at intervals of one year or less so that their rates gradually align themselves with market interest rates. These periodic adjustments help keep the prices of these securities relatively stable when compared with the prices of fixed rate securities, which generally fall when interest rates rise. As a result, the fund may participate in increases in interest rates resulting in higher current yields, but with less fluctuation in net asset value than a fund invested in comparable fixed rate securities. Adjustable rate securities, however, frequently limit the maximum amount by which the loan rate may change up or down. The fund, therefore, may not benefit from increases in interest rates if interest rates exceed a security's maximum allowable periodic or lifetime limits. During periods of falling interest rates, the interest rates on these securities may reset downward, resulting in a lower yield for the fund.

Asset-backed securities are securities backed by home equity and credit card loans, automobile, mobile home and recreational vehicle loans and leases, and other receivables.

The fund may buy securities on a "when-issued" or "delayed delivery" basis. This means that the securities will be paid for and delivered to the fund at a future date, generally in 30 to 45 days.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal, because it will not invest or will invest less in ARMS and other adjustable rate mortgage securities.

[Insert graphic of chart with line going up and down] MAIN RISKS

INTEREST RATE RISK Because changes in interest rates on adjustable rate securities lag behind changes in market interest rates, the net asset value of the fund may decline during periods of rising interest rates until the interest rates on these securities reset to market rates. You could lose money if you sell your shares of the fund before these rates reset.

If market interest rates increase substantially and the fund's adjustable rate securities are not able to reset to market interest rates during any one adjustment period, the value of the fund's holdings and its net asset value may decline until the rates are able to reset to market rates. In the event of a dramatic increase in interest rates, the lifetime limit on a security's interest rate may prevent the rate from adjusting to prevailing market rates and the market value of the security could decline substantially and affect the fund's net asset value.

To the extent the fund invests in fixed income debt securities, it will be subject to additional interest rate risks. When interest rates rise, fixed income debt security prices fall. The opposite is also true: fixed income debt security prices rise when interest rates fall. Generally, interest rates rise during times of inflation or a growing economy, and will fall during an economic slowdown or recession. Securities with longer maturities usually are more sensitive to interest rate changes than securities with shorter maturities.

Because loan rates on adjustable rate securities generally reset downward when interest rates fall, their market value is unlikely to rise to the same extent as the value of a comparable fixed rate security during periods of declining interest rates.

[Begin callout]
If interest rates rise, the net asset value of the fund may fall until the interest rates on the fund's adjustable rate securities reset to market rates. If rates fall, borrowers may refinance their mortgages and other loans at lower interest rates. This means you could lose money.
[End callout]

MORTGAGE SECURITIES RISK Mortgage securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The fund may receive unscheduled prepayments of principal prior to the security's maturity date due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. To the fund this means a loss of anticipated interest, and a portion of its principal investment represented by any premium the fund may have paid. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates.

CREDIT RISK This is the possibility that an issuer of a security or the borrower on the underlying mortgage or debt obligation will be unable to make interest payments or repay principal. While securities directly issued by the U.S. Treasury and certain agencies that are backed by the full faith and credit of the U.S. government present little credit risk, securities issued by other agencies or by private issuers may have greater credit risks. Changes in an issuer's financial strength or in a security's credit rating may affect its value and, thus, impact the value of fund shares.

INCOME RISK Since the fund can only distribute what it earns, the fund's distributions to its shareholders may decline when interest rates fall.

ASSET-BACKED SECURITIES RISK Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and the credit enhancements provided to support these securities, if any, may be inadequate to protect investors in the event of a default. Like mortgage securities, asset-backed securities are subject to prepayment risk.

DERIVATIVE SECURITIES RISK CMOs are considered derivative investments, one whose value depends on (or is derived from) the value of an underlying asset. These instruments are subject to credit risk and prepayment risk associated with the underlying mortgage assets.

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

The manager will rely upon public filings and other statements made by issuers about their Year 2000 readiness. The manager, of course, cannot audit each issuer and its major suppliers to verify their Year 2000 readiness.

If an issuer in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the price of the fund's shares. Please see page [#] for more information.

More detailed information about the fund, its policies and risks can be found in the fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

MASTER/FEEDER STRUCTURE The fund seeks to achieve its investment goal by investing all of its assets in shares of the Adjustable Rate Securities
Portfolio ("Portfolio"). The Portfolio has the same investment goal and substantially similar investment policies as the fund. The fund buys shares of the Portfolio at net asset value. An investment in the fund is an indirect investment in the Portfolio.

It is possible that the fund may have to withdraw its investment in the Portfolio if the Portfolio changes its investment goal or if the fund's Board of Trustees, at any time, considers it to be in the fund's best interest.

IF YOU ARE INVESTOR WHOSE INVESTMENT AUTHORITY IS RESTRICTED BY APPLICABLE LAW OR REGULATION YOU SHOULD CONSULT YOUR LEGAL ADVISOR TO DETERMINE WHETHER AND TO WHAT EXTENT SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS FOR YOU. If you are a municipal investor considering investment of proceeds of bond offerings into the fund, you should consult with expert counsel to determine the effect, if any, of various payments made by the fund, its manager or its principal underwriter on arbitrage rebate calculations.



[Insert graphic of a bull and a bear] PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 7 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

ANNUAL TOTAL RETURNS 1

 [Insert bar graph]

6.00%  4.88%  1.04%  8.47%  5.53%  6.88%  x.xx%
 92     93     94     95     96     97     98

                        YEAR

 [Begin callout]
BEST QUARTER:
Q[] '[]  []%

WORST QUARTER:
Q[] '[] []%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998
                                                               SINCE
                                  1 YEAR       5 YEARS       INCEPTION
                                                              12/26/91
--------------------------------------------------------------------------
Adjustable Rate Securities Fund2  x.xx%        x.xx%         x.xx%
Lehman Bros. Short U.S.           x.xx%        x.xx%         x.xx%
Government 1-2 Years Index 3


1. Figures do not reflect sales charges. If they did, returns would be lower.
2. Figures reflect sales charges. All fund performance assumes reinvestment of dividends and capital gains.
3. The unmanaged Lehman Brothers Short U.S. Treasury 1-2 Year Index invests in U.S. Government securities and Treasuries with maturities from one to two years. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. It is based on the fund's expenses for the fiscal year ended October 31, 1998.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


----------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price            2.25%
  Paid at time of purchase              2.25%
  Paid at redemption                    None 1
Exchange fee 2                          None

Please see "Sales Charges" on page [#] for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


--------------------------------------------------
Management fees and administration      0.50%
fees 3
Distribution and service
(12b-1) fees 4                          0.25%
Other expenses                          0.28%
                                        ----------
Total annual fund operating expenses 3
                                        1.03%
                                        ----------

1. Except for investments of $1 million or more (see page [#])and purchases by certain retirement plans without an initial sales charge.
2. There is a $5 fee for each exchange by a market timer (see page [#]).
3. For the period shown, the manager had agreed in advance to limit its management fees. With this reduction, management fees of the Portfolio were 0.21%, administration fees of the fund were 0.10% and total annual fund operating expenses were 0.84%. The manager may end this arrangement at any time upon notice to the fund's Board of Trustees.
4. Because of the distribution and service (12b-1) fees, over the long term you may indirectly pay more than the equivalent of the maximum permitted initial sales charge.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR      3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
                                   $328 1       $545       $781       $1,456

1. Assumes a contingent deferred sales charge (CDSC) will not apply.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc.(Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the Portfolio's investment manager and the fund's adminstrator. Together, Advisers and its affiliates manage over $216 billion in assets.

The team responsible for the Portfolio's management is:

T. ANTHONY COFFEY, PORTFOLIO MANAGER OF ADVISERS

Mr. Coffey has been a manager on the fund since 1991. He joined the Franklin Templeton Group in 1989.

ROGER BAYSTON CFA, PORTFOLIO MANAGER OF ADVISERS

Mr. Bayston has been a manager on the fund since 1991. He joined the Franklin Templeton Group in 1991.

JACK LEMEIN, EXECUTIVE VICE PRESIDENT OF ADVISERS

Mr. Lemein has been a manager of the fund since 1998 and has more than 30 years experience in the securities industry.

For the fiscal year ended October 31, 1998, the fund's share of the Portfolio's management fees, before any advance waiver, was 0.40% of the fund's average daily net assets. Under an agreement by the manager to limit its fees, the fund paid 0.21% of its average daily net assets as its share of the Portfolio's management fees. The manager may end this arrangement at any time upon notice to the fund's Board of Trustees.

YEAR 2000 PROBLEM The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others.

The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.

[Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund declares dividends daily from its net investment income and pays them monthly on or about the last day of the month. Your account may begin to receive dividends on the day after we receive your investment and will continue to receive dividends through the day we receive a request to sell your shares. Capital gains, if any, may be distributed annually. The amount of these distributions will vary and there is no guarantee the fund will pay dividends.

Please keep in mind that if you invest in the fund shortly before the fund deducts a capital gain distribution from its net asset value, you will receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the fund or receive them in cash. Any capital gains the fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

[Begin callout]
BACKUP WITHHOLDING
By law, the fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS instructs the fund to do so.
[End callout]

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares of a fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of a fund for shares of a different Franklin Templeton Fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax advisor about the federal, state, local or foreign tax consequences of your investment in the fund.


[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS

This table presents the fund's financial performance for the past five years. This information has been audited by PricewaterhouseCoopers LLP.

                                                  YEAR ENDED OCTOBER 31,
--------------------------------------------------------------------------------
                                1998     1997      1996      1995     1994
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,                   $9.96     $9.87     $9.82    $9.70    $10.04
Beginning of year
                                ------------------------------------------------
  Net investment income              .54       .56       .54      .58       .45
  Net realized and unrealized      (.01)       .09       .06      .12     (.34)
  Gains (losses)
                                ------------------------------------------------
Total from investment                .53       .65       .60      .70       .11
operations
                                ------------------------------------------------
  Dividends from net               (.54)     (.56)     (.55)    (.58)     (.45)
  Investment income
                                ------------------------------------------------
Net asset value, end of year       $9.95     $9.96     $9.87    $9.82     $9.70
                                ------------------------------------------------

Total return (%)1                  5.47%     6.75%     6.23%    7.57%     1.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year          $28,892   $21,137   $15,707  $17,014   $24,564
($ x 1,000)
Ratios to average net               .84%      .81%      .90%     .70%      .45%
Assets: (%)
  Expenses2
   Expenses excluding waiver       1.03%     1.00%     1.12%     .99%      .85%
   and payments by affiliate2
  Net investment income            5.35%     5.64%     5.54%    5.82%     4.45%

1. Total  return does not  include  sales  charges,  and is not  annualized.
2. Includes the fund's share of the Portfolio's allocated expenses.

FRANKLIN BOND FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOALS The fund's principal investment goal is to provide a high level of current income consistent with the preservation of capital. Its secondary goal is capital appreciation over the long term.

PRINCIPAL INVESTMENTS The fund normally invests at least 65% of its total assets in investment grade fixed-income securities. The fund focuses on government and corporate debt securities and mortgage-backed and asset-backed securities.

Mortgage-backed securities represent interests in "pools" of mortgage loans issued by U.S. government agencies, foreign government agencies, and private institutions. The payment of interest and principal on securities issued by U.S. government agencies generally is guaranteed either by the full faith and credit of the U.S. government or by the credit agency. The guarantee applies only to the timely repayment of principal and interest and not to the market prices and yields of the securities or to the net asset value or performance of the fund, which will vary with changes in interest rates and other market conditions. Asset-backed securities are securities backed by credit card receivables, automobile, mobile home and recreational vehicle loans and leases, and other receivables.

The fund may invest up to 25% of total assets in futures contracts on U.S. Treasury securities. A futures contract is an agreement to buy or sell a specific security or commodity at a specified future date and price. The fund may purchase futures contracts possibly at a lower cost to the fund than a direct investment in various fixed-income securities sectors. The fund may invest up to 15% of assets in foreign securities.

[Begin Callout]
The fund invests primarily in investment grade fixed-income securities from various market sectors that include government and corporate debt securities and mortgage-backed and asset-backed securities.
[End Callout]

In choosing investments, the fund's manager selects securities in various market sectors based on the manager's assessment of changing economic, market, industry and issuer conditions. The manager use a "top-down" analysis of macroeconomic trends, combined with a "bottom-up" fundamental analysis of market sectors, industries and issuers to try to take advantage of varying sector reactions to economic events. The manager evaluates business cycles, changes in yield curves and apparent imbalances in values between and within markets.

The fund focuses on "investment grade" securities which are issues rated in the top four rating categories by independent rating agencies such as Standard & Poor's Corporation (S&P) or Moody's Investors Services, Inc. (Moody's) or, if unrated, determined by the fund's manager to be comparable. The fund may invest up to 35% of its total assets in non-investment grade fixed-income securities.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goals, because it may not invest or may invest less in investment grade fixed-income securities.

[Insert graphic of chart with line going up and down] MAIN RISKS

INTEREST RATE RISK When interest rates rise, fixed-income security prices fall. The opposite is also true: fixed-income security prices rise when interest rates fall. Generally, interest rates rise during times of inflation or a growing economy, and will fall during an economic slowdown or recession. Securities with longer maturities usually are more sensitive to interest rate changes than securities with shorter maturities.

INCOME RISK Since the fund can only distribute what it earns, the fund's distributions to its shareholders may decline when interest rates fall.

[Begin Callout]
Changes in interest rates affect the prices of the fund's debt securities. If rates rise, the value of all the fund's debt securities will fall and so too will the fund's share price. This means you could lose money.
[End Callout]

------------------------------------------------------------------------------

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Although the fund tries to maintain a $1 share price, it is possible to lose money by investing in the fund.
------------------------------------------------------------------------------


Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Although the fund tries to maintain a $1 share price, it is possible to lose money by investing in the fund.

CREDIT RISK This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value and, thus, impact the value of fund shares.


MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK Mortgage securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The fund may receive unscheduled prepayments of principal prior to the security's maturity date due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. To the fund this means a loss of anticipated interest, and a portion of its principal investment represented by any premium the fund may have paid. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates.

Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets and credit enhancements provided to support these securities, if any, may be inadequate to protect investors in the event of a default. Like mortgage-backed securities, asset-backed securities are subject to prepayment risk.

DERIVATIVE SECURITIES RISK Derivative investments are those whose values are dependent upon the performance of one or more other securities or investments or indices. Futures contracts are considered derivative investments. The fund's investment in derivatives may involve a small investment relative to the amount of risk assumed. Some derivatives may be particularly sensitive to changes in interest rates.

FOREIGN SECURITIES RISK Securities of governments and companies located outside the U.S. may offer significant opportunities for gain, but they also involve additional risks that can increase the potential for losses in the fund.

COUNTRY RISK. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns which trade in that country. These movements will affect the fund's share price.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets and punitive taxes.

COMPANY RISK. Foreign companies are not subject to the same accounting, auditing and financial reporting standards and practices as U.S. companies and their stocks may not be as liquid as stocks of similar U.S. companies. Foreign stock exchanges, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

CURRENCY RISK Many of the fund's investments are denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.

EURO. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the euro, which will replace the national currency for participating member countries. If the fund holds investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

Because this change to a single currency is new and untested, the establishment of the euro may result in market volatility. For the same reason, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on the value of fund shares. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

If a company in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the price of the fund's shares. Please see page [#] for more information.

More detailed information about the fund, its policies and risks can be found in the fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. It is based on the fund's expenses for the fiscal year ended October 31, 1998.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                        CLASS A 1
----------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price            4.25%
  Paid at time of purchase              4.25%
  Paid at redemption                    None 2
Exchange fee 3                          None

Please see "Sales Charges" on page [#] for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                        CLASS A 1, 4
----------------------------------------------------
Management fees5                        0.43%
Distribution and service
(12b-1) fees6                           0.25%
Other expenses                          0.61%
                                        ------------
Total annual fund operating expenses5
                                        1.29%
                                        ------------

1. Before January 1, 1999, Class A shares were designated Class I.
2. Except for investments of $1 million or more (see page [#])and purchases by certain retirement plans without an initial sales charge.
3. There is a $5 fee for each exchange by a market timer (see page [#]).
4. The fund began offering Class A shares on August 3, 1998. Total annual fund operating expenses are annualized.
5. For the period shown, the manager and administrator had agreed in advance to waive their respective fees and to assume as their own expense certain expenses otherwise payable by the fund. With this reduction, management fees were 0% and total annual fund operating expenses were 0.25%. After October 31, 1999, the manager and administrator may end this arrangement at any time.
6. Because of the distribution and service (12b-1) fees, over the long term you may indirectly pay more than the equivalent of the maximum permitted initial sales charge.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR      3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
 CLASS A                           $551 1       $817       $1,102     $1,915

1. Assumes a contingent deferred sales charge (CDSC) will not apply.

[Insert graphic of briefcase] MANAGEMENT

Franklin Templeton Adivers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the fund's investment manager. Together, Advisers and its affiliates manage over $216 billion in assets.

The team responsible for the fund's management is:

ROGER BAYSTON CFA, PORTFOLIO MANAGER OF ADVISERS

Mr. Bayston has been a manager of the fund since 1998. He joined the Franklin Templeton Group in 1991.

JACK LEMEIN, EXECUTIVE VICE PRESIDENT OF ADVISERS

Mr. Lemein has been a manager of the fund since 1998 and has more than 30 years experience in the securities industry.

THOMAS J. DICKSON, PORTFOLIO MANAGER OF FRANKLIN TEMPLETON INVESTMENT COUNSEL, INC.

Mr. Dickson has been a manager of the fund since 1998. He joined the Franklin Templeton Group in 1994.

For the fiscal year ended October 31, 1998, management fees, before any advance waiver, were 0.43% of the fund's average daily net assets. Under an agreement by the manager to waive its fees, the fund did not pay any management fees. After October 31, 1999, the manager may end this arrangement at any time upon notice to the fund's Board of Trustees.

The fund pays the manager a fee for managing the fund's assets and making its investment decisions. The fee is equal to an annual rate of:

o  0.425% of the value of net  assets up to and  including  $500  million;  and
o 0.325% of the value of net assets over $500 million and not over $1 billion; and
o 0.280% of the value of net assets over $1 billion and not over $1.5 billion; and
o 0.235% of the value of net assets over $1.5 billion and not over $6.5 billion; and
o 0.215% of the value of net assets over $6.5 billion and not over $11.5 billion; and
o 0.200% of the value of net assets over $11.5 billion and not over $16.5 billion; and
o 0.190% of the value of net assets over $16.5 billion and not over $19 billion; and
o 0.180% of the value of net assets over $19 billion and not over $21.5 billion; and
o  0.170% of the value of net assets in excess of $21.5 billion.

YEAR 2000 PROBLEM The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.

[Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund declares dividends daily from its net investment income and pays them monthly on or about the last day of the month. Your account may begin to receive dividends on the day after we receive your investment and will continue to receive dividends through the day we receive a request to sell your shares. Capital gains, if any, may be distributed annually. The amount of these distributions will vary and there is no guarantee the fund will pay dividends.

Please keep in mind that if you invest in the fund shortly before the fund deducts a capital gain distribution from its net asset value, you will receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the fund or receive them in cash. Any capital gains the fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.
[Begin callout]

BACKUP WITHHOLDING
By law, the fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS instructs the fund to do so.
[End callout]

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares of a fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of a fund for shares of a different Franklin Templeton Fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the fund.



[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS

This table presents the fund's financial performance since its inception. This information has been audited by PricewaterhouseCoopers LLP.

          YEAR ENDED OCTOBER 31
                                   1998 3
-----------------------------------------
PER SHARE DATA ($)
Net asset value,                  $10.00
beginning of year
                                ---------
  Net investment income              .12
  Net realized and unrealized        .30
  gains
                                ---------
Total from investment                .42
operations
                                ---------
  Distributions from net            (.05)
  realized gains
                                ---------
Net asset value, end of year      $10.37
                                ---------

Total return (%)1                   4.05%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year           $4,232
($ x 1,000)
Ratios to average net
Assets: (%)
  Expenses2                         .50%
   Expenses excluding waiver       1.29%
   and payments by affiliate2
  Net investment income2           5.21%
Portfolio turnover rate (%)       23.19%

1.  Total return does not include sales charges, and is not annualized.
2.  Annualized
3. For the period August 3, 1998 (effective date) to October 31, 1998. Based on average weighted shares outstanding.


YOUR ACCOUNT

[Insert graphic of percentage sign] SALES CHARGES - ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND AND ADJUSTABLE RATE SECURITIES FUND:

                                   THE SALES CHARGE
                                  MAKES UP THIS % OF   WHICH EQUALS THIS % OF
WHEN YOU INVEST THIS AMOUNT       THE OFFERING PRICE     YOUR NET INVESTMENT
-------------------------------------------------------------------------------
Under $100,000                           2.25                   2.30
$100,000 but under $250,000              1.75                   1.78
$250,000 but under $500,000              1.25                   1.26
$500,000 but under $1 million            1.00                   1.01

[Insert graphic of percentage sign] SALES CHARGES - BOND FUND - CLASS A

                                   THE SALES CHARGE
                                  MAKES UP THIS % OF   WHICH EQUALS THIS % OF
WHEN YOU INVEST THIS AMOUNT       THE OFFERING PRICE     YOUR NET INVESTMENT
-------------------------------------------------------------------------------
Under $100,000                           4.25                   4.44
$100,000 but under $250,000              3.50                   3.63
$250,000 but under $500,000              2.50                   2.56
$500,000 but under $1 million            2.00                   2.04

INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page [#]), you can buy Franklin Bond Fund - Class A or Adjustable U.S. Government Securities Fund and Adjustable Rate Securities Fund shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase.

The CDSC is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton Fund (please see page [#] for exchange information).

DISTRIBUTION AND SERVICE (12B-1) FEES The funds have a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution fees of up to 0.25% per year to those who sell and distribute the Class A or fund's shares and provide other services to shareholders. Because these fees are paid out of the Class A's or the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in the Franklin Templeton Funds to take advantage of the lower sales charges for large purchases of Class A or fund shares.

[Begin callout]
The FRANKLIN TEMPLETON FUNDS include all of the Franklin Templeton U.S. registered mutual funds, except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.
[End callout]

o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in the Franklin Templeton Funds for purposes of calculating the sales charge. You may also combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts may also be included.

o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

                   TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE
                APPROPRIATE SECTION OF YOUR ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton Fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

Certain Franklin Templeton Funds offer multiple share classes not offered by Adjustable U.S. Government Securities Fund and Adjustable Rate Securities Fund. For purposes of this privilege, these funds' shares are considered Class A shares.

If you paid a CDSC when you sold your Class A shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS Shares of the fund may be purchased without an initial sales charge or CDSC by investors who reinvest within 365 days:

o certain payments received under an annuity contract that offers a Franklin Templeton insurance fund option
o distributions from an existing retirement plan invested in the Franklin Templeton Funds
o dividend or capital gain distributions from a real estate investment trust sponsored or advised by Franklin Properties, Inc.
o redemption proceeds from a repurchase of Franklin Floating Rate Trust shares held continuously for at least 12 months
o redemption proceeds from Class A of any Templeton Global Strategy Fund, if you are a qualified investor. If you paid a CDSC when you sold your shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply.

WAIVERS FOR CERTAIN INVESTORS Shares of the fund also may be purchased without an initial sales charge or CDSC by various individuals and institutions, including:

o certain trust companies and bank trust departments investing $1 million or more in assets over which they have full or shared investment discretion
o government entities that are prohibited from paying mutual fund sales charges
o certain unit investment trusts and their holders reinvesting trust distributions
o  group annuity  separate  accounts  offered to retirement plans employees and
o other associated persons or entities of Franklin Templeton or of certain dealers
o Chilean retirement plans that meet the requirements for retirement plans described below.

      IF YOU THINK YOU MAY BE ELIGIBLE FOR A SALES CHARGE WAIVER, CALL YOUR
             INVESTMENT REPRESENTATIVE OR CALL SHAREHOLDER SERVICES
                     AT 1-800/632-2301 FOR MORE INFORMATION.

CDSC WAIVERS The CDSC generally will be waived:

o  to pay account fees
o to make payments through systematic withdrawal plans, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually depending on the frequency of your plan
o for redemptions by Franklin Templeton Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R)
o for IRA distributions due to death or disability or upon periodic distributions based on life expectancy
o to return excess contributions (and earnings, if applicable) from retirement plan accounts
o  for redemptions following the death of the shareholder or beneficial owner
o for participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans

RETIREMENT PLANS Certain retirement plans may buy shares of the fund without an initial sales charge. To qualify, the plan must be sponsored by an employer:

o  with at least 100 employees, or
o  with  retirement plan assets of $1 million or more, or that agrees to invest
o at least $500,000 in the Franklin Templeton Funds over a 13-month period

A CDSC may apply. Retirement plans other than SIMPLEs, SEPs, or plans that qualify under section 401 of the Internal Revenue Code also must qualify under our group investment program to buy shares without an initial sales charge.

          FOR MORE INFORMATION, CALL YOUR INVESTMENT REPRESENTATIVE OR
                   RETIREMENT PLAN SERVICES AT 1-800/527-2020.

GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying fund shares at a discount.

[Insert graphic of a paper with lines
and someone writing] BUYING SHARES

Franklin Adjustable Rate Securities Fund is closed to new investors. If you were a shareholder of record as of December 15, 1998, you may continue to add to your account, subject to your appliable minimum investment amount, or buy additional shares through reinvestment of dividend or capital gain distributions.

MINIMUM INVESTMENTS
--------------------------------------------------------------------------
                                             INITIAL         ADDITIONAL
--------------------------------------------------------------------------
Regular accounts                           $1,000            $50

UGMA/UTMA accounts                           $100            $50

Retirement accounts                          no minimum      no minimum
(other than IRAs, IRA rollovers, Education
IRAs or Roth IRAs)

IRAs, IRA rollovers, Education IRAs or Roth
IRAs                                         $250            $50

Broker-dealer sponsored wrap account
programs                                     $250            $50

Full-time employees, officers, trustees and directors of Franklin Templeton entities, and their immediate family members
                                             $100            $50
--------------------------------------------------------------------------

Certain Franklin Templeton Funds offer multiple share classes not offered by Adjustable U.S. Government Securities Fund and Adjustable Rate Securities Fund. Please note that for selling or exchanging your shares, or for other purposes, these funds' shares are considered Class A shares. Before January 1, 1999, the fund's shares were considered Class I shares.

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see the next page).


BUYING SHARES
--------------------------------------------------------------------------------
                     OPENING AN ACCOUNT            ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------
[Insert graphic of
hands shaking]
                     Contact your investment       Contact your investment
THROUGH YOUR         representative                representative
INVESTMENT
REPRESENTATIVE
--------------------------------------------------------------------------------
                     Make your check payable to    Make your check payable to
[Insert graphic of   the fund.                     the fund. Include your
envelope]                                          account number on the check.
                     Mail the check and your
BY MAIL              signed application to         Fill out the deposit slip
                     Investor Services.            from your account statement.
                                                   If you do  not  have a  slip,
                                                   include   a  note  with  your
                                                   name, the fund name, and your
                                                   account number.

                                                   Mail the  check  and  deposit
                                                   slip  or  note  to   Investor
                                                   Services.
--------------------------------------------------------------------------------
[Insert graphic of   Call  to receive a wire       Call to receive a wire
three lightning      control number and wire       control number and wire
bolts]               instructions.                 instructions.

                     Mail your signed application  To make a same day wire
                     to Investor Services. Please  investment, please call us
BY WIRE              include the wire control      by 1:00 p.m. pacific time
                     number or your new account    and make sure your wire
1-800/632-2301       number on the application.    arrives by 3:00 p.m.
(or 1-650/312-2000
collect)             To make a same day wire
                     investment, please call us
                     by 1:00 p.m. pacific time
                     and make sure your wire
                     arrives by 3:00 p.m.
--------------------------------------------------------------------------------
[Insert graphic of   Call Shareholder Services at  Call Shareholder Services at
two arrows pointing  the number below, or send     the number below or our
in opposite          signed written instructions.  automated TeleFACTS system,
directions]          The TeleFACTS system cannot   or send signed written
                     be used to open a new         instructions.
BY EXCHANGE          account.

                     (Please see page # for        (Please see page # for
TeleFACTS(R)           information on exchanges.)    information on exchanges.)
1-800/247-1753
(around-the-clock
access)
--------------------------------------------------------------------------------

   FRANKLIN TEMPLETON INVESTOR SERVICES 777 MARINERS ISLAND BLVD., P.O. BOX
                                    7777,
                            SAN MATEO, CA 94403-7777
                         CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME)


[Insert graphic of person with a headset] INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the fund by automatically transferring money from your checking or savings account each month to buy shares. The minimum investment to open an account with an automatic investment plan is $50 ($25 for an Education IRA). To sign up, complete the appropriate section of your account application.

AUTOMATIC PAYROLL DEDUCTION You may be able to invest automatically in shares of the Adjustable U.S. Government Fund and the Adjustable Rate Securities Fund by transferring money from your paycheck to the fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the fund in an existing account in the same share class of the fund or another Franklin Templeton Fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

 [Begin callout]
For Franklin Templeton Trust Company retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same class of fund.

RETIREMENT PLANS Franklin Templeton offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Plan Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton Funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make (please see "Market Timers" on page [#]).

*Certain Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into the fund without any sales charge. Advisor Class shareholders of another Franklin Templeton Fund also may exchange into the Adjustable U.S. Government Securities Fund and Adjustable Rate Securities Fund without any sales charge. Advisor Class shareholders who exchange their shares for shares of these funds and later decide they would like to exchange into another fund that offers Advisor Class may do so.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

[Insert graphic of a certificate] SELLING SHARES

You can sell your shares at any time.

SELLING SHARES IN WRITING Requests to sell $100,000 or less can generally be made over the phone or with a simple letter. Sometimes, however, to protect you and the fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than  $100,000  worth of shares
o  you want your  proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account
o  you have changed the address on your account by phone within the last 15 days

We may also require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS Before you can sell shares in a Franklin Templeton Trust Company retirement plan, you may need to complete additional forms. For participants under age 59 1/2, tax penalties may apply. Call Retirement Plan Services at 1-800/527-2020 for details.

SELLING SHARES
-------------------------------------------------------------------------
                       TO SELL SOME OR ALL OF YOUR SHARES
-------------------------------------------------------------------------
[Insert graphic of
hands shaking]
                         Contact your investment representative
THROUGH YOUR INVESTMENT
REPRESENTATIVE
-------------------------------------------------------------------------
[Insert graphic of       Send written instructions and endorsed share
envelope]                certificates (if you hold share certificates)
                         to Investor Services.  Corporate, partnership
BY MAIL                  or  trust  accounts  may  need to send  additional
                         documents.

                         Specify the fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                         A check will be mailed to the  name(s)  and  address on
                         the  account,  or  otherwise  according to your written
                         instructions.
-------------------------------------------------------------------------
[Insert graphic of       As long as your transaction is for $100,000 or
phone]                   less, you do not hold share certificates and
                         you have not changed your address by phone
BY PHONE                 within the last 15 days, you can sell your shares
                         by phone.
1-800/632-2301
                         A check will be mailed to the  name(s)  and  address on
                         the  account.  Written  instructions,  with a signature
                         guarantee,  are  required  to send the check to another
                         address or to make it payable to another person.
-------------------------------------------------------------------------
[Insert graphic of       You can call or write to have redemption
three lightning bolts]   proceeds of $1,000 or more wired to a bank or
                         escrow account. See the policies above for selling shares by mail or phone.

                         Before requesting a wire, please make sure we
BY WIRE have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, your bank account number, the ABA routing number, and a signature guarantee.

                         Requests received in proper form by 1:00 p.m.
                         pacific time will be wired the next business
                         day.
-------------------------------------------------------------------------
[Insert graphic of two   Obtain a current prospectus for the fund you
arrows pointing in       are considering.
opposite directions]
                         Call Shareholder Services at the number below
BY EXCHANGE              or our automated TeleFACTS system, or send
                         signed written instructions. See the policies
TeleFACTS(R)               above for selling shares by mail or phone.
1-800/247-1753
(around-the-clock        If you hold share certificates, you will need
access)                  to return them to the fund before your
                           exchange can be processed.
-------------------------------------------------------------------------

   FRANKLIN TEMPLETON INVESTOR SERVICES 777 MARINERS ISLAND BLVD., P.O. BOX
                                    7777,
                            SAN MATEO, CA 94403-7777
                         CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME)

[Insert graphic of paper and pen] ACCOUNT POLICIES

CALCULATING SHARE PRICE The fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). Class A's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

The fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the Bond Fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS AND REPORTS You will receive confirmations and account statements that show your account transactions. You will also receive the fund's financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she will also receive confirmations, account statements and other information about your account directly from the fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The fund may restrict or refuse exchanges by market timers. If accepted, each exchange by a market timer will be charged $5. You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets, or (iv) otherwise made large or frequent exchanges. Shares under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

o The fund may refuse any order to buy shares, including any purchase under the exchange privilege.
o At any time, the fund may change its investment minimums or waive or lower its minimums for certain purchases.
o  The fund may  modify  or  discontinue  the  exchange  privilege  on 60 days'
   notice.
o You may only buy shares of a fund eligible for sale in your state or jurisdiction.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the fund reserves the right to make payments in securities or other assets of the fund, in the case of an
   emergency   or  if  the  payment  by  check  would  be  harmful  to  existing shareholders.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the fund promptly.

DEALER COMPENSATION Qualifying dealers who sell fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND AND
ADJUSTABLE RATE SECURITIES FUND
---------------------------------------------------------
COMMISSION (%)                   ---
Investment under $100,000        2.00
$100,000 but under $250,000      1.50
$250,000 but under $500,000      1.00
$500,000 but under $1 million    0.85
$1 million or more               up to 0.75 1
12B-1 FEE TO DEALER              0.25%

BOND FUND                        CLASS A
---------------------------------------------------------
COMMISSION (%)                   ---
Investment under $100,000        4.00
$100,000 but under $250,000      3.25
$250,000 but under $500,000      2.25
$500,000 but under $1 million    1.85
$1 million or more               up to 0.75 1
12B-1 FEE TO DEALER              0.25

A dealer commission of up to 1% may be paid on NAV purchases by certain retirement plans1 and up to 0.25% on NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.

[Insert graphic of question mark]QUESTIONS

If you have any questions about the fund or your account, you can write to us at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777. You can also call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                             HOURS (PACIFIC TIME,
DEPARTMENT NAME          TELEPHONE NUMBER    MONDAY THROUGH FRIDAY)
---------------------------------------------------------------------------
Shareholder Services     1-800/632-2301      5:30 a.m. to 5:00 p.m.
Fund Information         1-800/DIAL BEN      5:30 a.m. to 8:00 p.m.
                         (1-800/342-5236)    6:30 a.m. to 2:30 p.m.
                                             (Saturday)
Retirement Plan Services
                         1-800/527-2020      5:30 a.m. to 5:00 p.m.
Dealer Services          1-800/524-4040      5:30 a.m. to 5:00 p.m.
Institutional Services   1-800/321-8563      6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)   1-800/851-0637      5:30 a.m. to 5:00 p.m.


FOR MORE INFORMATION

You can learn more about each fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings, and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.


FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
www.franklin-templeton.com

You can also obtain information about each fund by visiting the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. You can also visit the SEC's Internet site at http://www.sec.gov.


Investment Company Act file #[]                                FIST2 P 03/99







Prospectus

Franklin Bond Fund

ADVISOR CLASS

INVESTMENT STRATEGY  Income

MARCH 1, 1999













[Insert Franklin Templeton Ben Head]

LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.






CONTENTS

THE FUND

[Begin callout]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

[insert page #] Goals and Strategies

[insert page #] Main Risks

[insert page #] Performance

[insert page #] Fees and Expenses

[insert page #] Management

[insert page #] Distributions and Taxes

[insert page #] Financial Highlights

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND SERVICES [End callout]

[insert page #] Qualified Investors

[insert page #] Buying Shares

[insert page #] Investor Services

[insert page #] Selling Shares

[insert page #] Account Policies

[insert page #] Questions

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT THE FUND
[End callout]

Back Cover

THE FUND

[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES

GOALS The fund's principal investment goal is to provide a high level of current income consistent with the preservation of capital. Its secondary goal is capital appreciation over the long term.

PRINCIPAL INVESTMENTS The fund normally invests at least 65% of its total assets in investment grade fixed-income securities. The fund focuses on government and corporate debt securities and mortgage-backed and asset-backed securities. Mortgage-backed securities represent interests in "pools" of mortgage loans issued by U.S. government agencies, foreign government agencies, and private institutions. The payment of interest and principal on securities issued by U.S. government agencies generally is guaranteed either by the full faith and credit of the U.S. government or by the credit agency. The guarantee applies only to the timely repayment of principal and interest and not to the market prices and yields of the securities or to the net asset value or performance of the fund, which will vary with changes in interest rates and other market conditions. Asset-backed securities are securities backed by credit card receivables, automobile, mobile home and recreational vehicle loans and leases, and other receivables.

The fund may invest up to 25% of total assets in futures contracts on U.S. Treasury securities. A futures contract is an agreement to buy or sell a specific security or commodity at a specified future date and price. The fund may purchase futures contracts possibly at a lower cost to the fund than a direct investment in various fixed-income securities sectors. The fund may invest up to 15% of assets in foreign securities.

[Begin Callout]
The fund invests primarily in investment grade fixed-income securities from various market sectors that include government and corporate debt securities and mortgage-backed and asset-backed securities.
[End Callout]

In choosing investments, the fund's manager select securities in various market sectors based on the manager's assessment of changing economic, market, industry and issuer conditions. The manager use a "top-down" analysis of macroeconomic trends, combined with a "bottom-up" fundamental analysis of macroeconomic trends, combined with a "bottom-up" fundamental analysis of market sectors, industries and issuers to try to take advantage of varying sector reactions to economic events. The manager evaluate business cycles, changes in yield curves and apparent imbalances in values between and within markets.

The fund focuses on "investment grade" securities which are issues rated in the top four rating categories by independent rating agencies such as Standard & Poor's Corporation (S&P) or Moody's Investors Services, Inc. (Moody's) or, if unrated, determined by the fund's manager to be comparable. The fund may invest up to 35% of its total assets in non-investment grade fixed-income securities.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goals, because it may not invest or may invest less in investment grade fixed-income securities.

[Insert graphic of chart with line going up and down] MAIN RISKS

INTEREST RATE RISK When interest rates rise, fixed-income security prices fall. The opposite is also true: fixed-income security prices rise when interest rates fall. Generally, interest rates rise during times of inflation or a growing economy, and will fall during an economic slowdown or recession. Securities with longer maturities usually are more sensitive to interest rate changes than securities with shorter maturities.

INCOME RISK Since the fund can only distribute what it earns, the fund's distributions to its shareholders may decline when interest rates fall.

[Begin Callout]
Changes in interest rates affect the prices of the fund's debt securities. If rates rise, the value of all the fund's debt securities will fall and so too will the fund's share price. This means you could lose money.
[End Callout]

------------------------------------------------------------------------------
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Although the fund tries to maintain a $1 share price, it is possible to lose money by investing in the fund.
------------------------------------------------------------------------------

CREDIT RISK This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value and, thus, impact the value of fund shares.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK Mortgage securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The fund may receive unscheduled prepayments of principal prior to the security's maturity date due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. To the fund this means a loss of anticipated interest, and a portion of its principal investment represented by any premium the fund may have paid. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates.

Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets and credit enhancements provided to support these securities, if any, may be inadequate to protect investors in the event of a default. Like mortgage-backed securities, asset-backed securities are subject to prepayment risk.

DERIVATIVE SECURITIES RISK Derivative investments are those whose values are dependent upon the performance of one or more other securities or investments or indices. Futures contracts are considered derivative investments. The fund's investment in derivatives may involve a small investment relative to the amount of risk assumed. Some derivatives may be particularly sensitive to changes in interest rates.

FOREIGN SECURITIES RISK Securities of governments and companies located outside the U.S. may offer significant opportunities for gain, but they also involve additional risks that can increase the potential for losses in the fund.

COUNTRY RISK. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns which trade in that country. These movements will affect the fund's share price.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets and punitive taxes.

COMPANY RISK. Foreign companies are not subject to the same accounting, auditing and financial reporting standards and practices as U.S. companies and their stocks may not be as liquid as stocks of similar U.S. companies. Foreign stock exchanges, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.

EURO. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the euro, which will replace the national currency for participating member countries. If the fund holds investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

Because this change to a single currency is new and untested, the establishment of the euro may result in market volatility. For the same reason, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on the value of fund shares. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

If a company in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the price of the fund's shares. Please see page [#] for more information.

More detailed information about the fund, its policies and risks can be found in the fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]


[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. It is based on the fund's annualized expenses for the fiscal year ended October 31, 1998.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                          ADVISOR CLASS
-------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases    None
Exchange fee1                                       None

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)2

                                                          ADVISOR CLASS
-------------------------------------------------------------------------------
Management fees 3                                   0.43%
Distribution and service (12b-1) fees               None
Other expenses                                      0.61%
                                                    ---------------------------
Total annual fund operating expenses3               1.04%
                                                    ---------------------------


1. There is a $5 fee for each exchange by a market timer (see page [#]).
2. The management fees shown are based on the fund's maximum contractual amount. Other expenses are estimated.
3. For the period shown, the manager and administrator had agreed in advance to waive their respective fees and to assume as their own expense certain expenses otherwise payable by the fund. With this reduction, management fees were 0% and total annual fund operating expenses were 0.25%. After October 31, 1999, the manager and administrator may end this arrangement at any time.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

  1 YEAR     3 YEARS    5 YEARS    10 YEARS
---------------------------------------------
   $106        $331       $574      $1,271

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the fund's investment manager. Together, Advisers and its affiliates manage over $216 billion in assets.

The team responsible for the fund's management is:

ROGER BAYSTON CFA, PORTFOLIO MANAGER OF ADVISERS
Mr. Bayston has been a manager of the fund since 1998. He joined the Franklin Templeton Group in 1991.

JACK LEMEIN, EXECUTIVE VICE PRESIDENT OF ADVISERS
Mr. Lemein has been a manager of the fund since 1998 and has more than 30 years experience in the securities industry.

THOMAS J. DICKSON, PORTFOLIO MANAGER OF FRANKLIN TEMPLETON INVESTMENT COUNSEL, INC.
Mr. Dickson has been a manager of the fund since 1998. He joined the Franklin Templeton Group in 1994.

For the fiscal year ended October 31, 1998, management fees, before any advance waiver, were 0.43% of the fund's average daily net assets. Under an agreement by the manager to waive its fees, the fund did not pay any management fees. After October 31, 1999, the manager may end this arrangement at any time upon notice to the fund's Board of Trustees.

The fund pays the manager a fee for managing the fund's assets and making its investment decisions. The fee is equal to an annual rate of:

o  0.425% of the value of net assets up to and including $500 million; and
o 0.325% of the value of net assets over $500 million and not over $1 billion; and
o 0.280% of the value of net assets over $1 billion and not over $1.5 billion; and
o 0.235% of the value of net assets over $1.5 billion and not over $6.5 billion; and
o 0.215% of the value of net assets over $6.5 billion and not over $11.5 billion; and
o 0.200% of the value of net assets over $11.5 billion and not over $16.5 billion; and
o 0.190% of the value of net assets over $16.5 billion and not over $19 billion; and
o 0.180% of the value of net assets over $19 billion and not over $21.5 billion; and
o  0.170% of the value of net assets in excess of $21.5 billion.

YEAR 2000 PROBLEM The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.

[Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund declares dividends daily from its net investment income and pays them monthly on or about the last day of the month. Your account may begin to receive dividends on the day after we receive your investment and will continue to receive dividends through the day we receive a request to sell your shares. Capital gains, if any, may be distributed annually. The amount of these distributions will vary and there is no guarantee the fund will pay dividends.
Please keep in mind that if you invest in the fund shortly before the fund deducts a capital gain distribution from its net asset value, you will receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the fund or receive them in cash. Any capital gains the fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

[Begin callout]
BACKUP WITHHOLDING
By law, the fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS instructs the fund to do so. [End callout]

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares of the fund, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about federal, state, local or foreign tax consequences of your investment in the fund.

[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS

This table presents the financial performance for Advisor Class since its inception. This information has been audited by PricewaterhouseCoopers LLP.

ADVISOR CLASS                     YEAR ENDED OCTOBER 31,
---------------------------------------------------------
                                                   1998 3
---------------------------------------------------------
PER SHARE DATA ($)
Net asset value,                                   10.00
beginning of year
                                -------------------------
   Net investment income                             .12
   Net realized and unrealized                       .31
   gains
                                -------------------------
Total from investment                                .43
operations
                                -------------------------
Less distributions from net                        (.05)
investment income
                                -------------------------
Net asset value, end of year                       10.38
                                -------------------------
Total return (%)1                                   4.27

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x                      31,588
1,000)
Ratios to average net assets:
(%)
   Expenses2                                         .25
   Expenses excluding waiver                        1.04
   and payments by affiliate2
   Net investment income2                           5.46
Portfolio turnover rate (%)                        23.19

1. Total return is not annualized.
2. Annualized.
3. For the period August 3,1998 (effective date) to October 31. 1998. Based on average weighted shares outstanding.

YOUR ACCOUNT

[Insert graphic of pencil marking an "X"]QUALIFIED INVESTORS

The following investors may qualify to buy [Advisor Class] [Class Z] shares of the fund.

o Qualified registered investment advisors or certified financial planners with clients invested in any series of Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has an agreement with Franklin Templeton Distributors, Inc. (Distributors). Minimum investments: $1,000 initial and $50 additional.

o Broker-dealers, registered investment advisors or certified financial planners who have an agreement with Distributors for clients participating in comprehensive fee programs. Minimum investments: $250,000 initial ($100,000 initial for an individual client) and $50 additional.

o Officers, trustees, directors and full-time employees of Franklin Templeton and their immediate family members. Minimum investments: $100 initial and ($50 for accounts with an automatic investment plan) and $50 additional.

o Each series of the Franklin Templeton Fund Allocator Series. Minimum investments: $1,000 initial and $1,000 additional.

[Begin callout]
The FRANKLIN TEMPLETON FUNDS include all of the Franklin Templeton U.S. registered mutual funds, except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.
[End callout]

o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum investments: $1 million initial investment in Advisor Class or Class Z shares of any of the Franklin Templeton Funds and $50 additional.

o Accounts managed by the Franklin Templeton Group. Minimum investments: No initial minimum and $50 additional.

o  The Franklin Templeton Profit Sharing 401(k) Plan. Minimum investments:
   No initial or additional minimums.

o Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under section 401 of the Internal Revenue Code, including salary reduction plans qualified under section 401(k) of the Internal Revenue Code, and that are sponsored by an employer (i) with at least 10,000 employees, or (ii) with retirement plan assets of $100 million or more. Minimum investments: No initial or additional minimums.

o Trust companies and bank trust departments initially investing in the Franklin Templeton Funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. Minimum investments: No initial or additional minimums.

o Individual investors. Minimum investments: $5 million initial and $50 additional. You may combine all of your shares in the Franklin Templeton Funds for purposes of determining whether you meet the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any of the Franklin Templeton Funds.

o Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of an established group of 11 or more investors. Minimum investments: $5 million initial and $50 additional. For minimum investment purposes, the group's investments are added together. The group may combine all of its shares in the Franklin Templeton Funds for purposes of determining whether it meets the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any of the Franklin Templeton Funds. There are certain other requirements and the group must have a purpose other than buying fund shares without a sales charge.

Please note that Advisor Class shares of the fund are no longer available to retirement plans through Franklin Templeton's ValuSelect(R) program. Retirement plans in the ValuSelect program before January 1, 1998, however, may continue to invest in the fund's Advisor Class shares.







[Insert graphic of a paper with lines
and someone writing] BUYING SHARES

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see the next page).

BUYING SHARES
-------------------------------------------------------------------------------
                   OPENING AN ACCOUNT            ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------
[Insert graphic
of hands shaking]
                   Contact your investment       Contact your investment
THROUGH YOUR       representative                representative
INVESTMENT
REPRESENTATIVE
-------------------------------------------------------------------------------
                   Make your check payable to    Make your check payable to
[Insert graphic    Franklin Bond Fund.           Franklin Bond Fund. Include
of envelope]                                     your account number on the
                   Mail the check and your       check.
BY MAIL            signed application to
                   Investor Services.            Fill out the deposit slip
                                                 from your account statement.
                                                 If you do not have a slip,
                                                 include a note with your
                                                 name, the fund name, and
                                                 your  account number.

                                                 Mail the check and deposit
                                                 slip or note to Investor
                                                 Services.
-------------------------------------------------------------------------------
[Insert graphic    Call  to receive a wire       Call to receive a wire
of three           control number and wire       control number and wire
lightning bolts]   instructions.                 instructions.

                   Mail your signed application  To make a same day wire
                   to Investor Services. Please  investment, please call us
BY WIRE            include the wire control      by 1:00 p.m. pacific time
                   number or your new account    and make sure your wire
1-800/632-2301     number on the application.    arrives by 3:00 p.m.
(or
1-650/312-2000     To make a same day wire
collect)           investment, please call us
                   by 1:00 p.m. pacific time
                   and make sure your wire
                   arrives by 3:00 p.m.
-------------------------------------------------------------------------------
[Insert graphic    Call Shareholder Services at  Call Shareholder Services at
of two arrows      the number below, or send     the number below, or send
pointing in        signed written instructions.  signed written instructions.
opposite           (Please see page [#] for      (Please see page [#] for
directions]        information on exchanges.)    information on exchanges.)

BY EXCHANGE

-------------------------------------------------------------------------------

FRANKLIN TEMPLETON INVESTOR SERVICES 777 MARINERS ISLAND BLVD., P.O. BOX 7777,
                           SAN MATEO, CA 94403-7777
                        CALL TOLL-FREE: 1-800/632-2301
         (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME)

[Insert graphic of person with a headset] INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the fund in an existing account in the same share class of the fund or in Advisor Class or Class A shares of another Franklin Templeton Fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton Fund, you must qualify to buy that fund's Advisor Class shares. For distributions reinvested in Class A shares of another Franklin Templeton Fund, initial sales charges and contingent deferred sales charges (CDSCs) will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For Franklin Templeton Trust Company retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the fund.

RETIREMENT PLANS Franklin Templeton offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Plan Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton Funds within the same class. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Fund Inc.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

If you do not qualify to buy Advisor Class shares of Templeton Developing Markets Trust, Templeton Foreign Fund or Templeton Growth Fund,you also may exchange your shares for Class A shares of those funds (without any sales charge)* or for shares of Templeton Institutional Funds, Inc.

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make (please see "Market Timers" on page [#]).

*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class or Class Z shares if you otherwise qualify to buy the fund's Advisor Class or Class Z shares.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

[Insert graphic of a certificate] SELLING SHARES

You can sell your shares at any time.

SELLING SHARES IN WRITING Requests to sell $100,000 or less can generally be made over the phone or with a simple letter. Sometimes, however, to protect you and the fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud.
You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares
o  you want your proceeds paid to someone who is not a registered owner
o  you want to send your proceeds somewhere other    than the address of
   record, or preauthorized bank or brokerage firm account
o you have changed the address on your account by phone within the last 15 days

We may also require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS Before you can sell shares in a Franklin Templeton Trust Company retirement plan, you may need to complete additional forms. For participants under age 59 1/2, tax penalties may apply. Call Retirement Plan Services at 1-800/527-2020 for details.


SELLING SHARES
-------------------------------------------------------------------
                   TO SELL SOME OR ALL OF YOUR SHARES
-------------------------------------------------------------------
[Insert graphic
of hands shaking]
                   Contact your investment representative
THROUGH YOUR
INVESTMENT
REPRESENTATIVE
-------------------------------------------------------------------
[Insert graphic    Send written instructions and endorsed share
of envelope]       certificates (if you hold share certificates)
                   to Investor Services.  Corporate, partnership
BY MAIL            or trust accounts may need to send additional
                   documents.

                   Specify the fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                   A check will be mailed to the name(s) and
                   address on the account, or otherwise according
                   to your written instructions.
-------------------------------------------------------------------
[Insert graphic    As long as your transaction is for $100,000 or
of phone]          less, you do not hold share certificates and
                   you have not changed your address by phone
BY PHONE           within the last 15 days, you can sell your
                   shares by phone.
1-800/632-2301
                   A check will be mailed to the name(s) and
                   address on the account. Written instructions,
                   with a signature guarantee, are required to
                   send the check to another address or to make
                   it payable to another person.
-------------------------------------------------------------------
[Insert graphic    You can call or write to have redemption
of three           proceeds of $1,000 or more wired to a bank or
lightning bolts]   escrow account. See the policies above for
                   selling shares by mail or phone.

                   Before requesting a wire, please make sure we have your bank account information on file. If
BY WIRE we do not have this information, you will need to send written instructions with your bank's name and address, your bank account number, the ABA routing number, and a signature guarantee.

                   Requests received in proper form by 1:00 p.m.
                   pacific time will be wired the next business
                   day.
-------------------------------------------------------------------

[Insert graphic    Obtain a current prospectus for the fund you
of two arrows      are considering.
pointing in
opposite           Call Shareholder Services at the number below,
directions]        or send signed written instructions. See the
                   policies above for selling shares by mail or
BY EXCHANGE        phone.

                   If you hold share certificates, you will need
                   to return them to the fund before your
                   exchange can be processed.
-------------------------------------------------------------------

FRANKLIN TEMPLETON INVESTOR SERVICES 777 MARINERS ISLAND BLVD., P.O. BOX 7777,
                          SAN MATEO, CA 94403-7777]
                        CALL TOLL-FREE: 1-800/632-2301
         (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME)

[Insert graphic of paper and pen] ACCOUNT POLICIES

CALCULATING SHARE PRICE  The fund calculates the net asset value per share
(NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). The NAV for Advisor Class is calculated by dividing its net assets by the number of its shares outstanding.

The fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value.If the fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS AND REPORTS You will receive confirmations and account statements that show your account transactions. You will also receive the fund's financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she will also receive confirmations, account statements and other information about your account directly from the fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The fund may restrict or refuse exchanges by market timers. If accepted, each exchange by a market timer will be charged $5. You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets, or (iv) otherwise made large or frequent exchanges. Shares under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

o The fund may refuse any order to buy shares, including any purchase under the exchange privilege.
o At any time, the fund may change its investment minimums or waive or lower its minimums for certain purchases.
o The fund may modify or discontinue the exchange privilege on 60 days' notice.
o You may only buy shares of a fund eligible for sale in your state or jurisdiction.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the fund reserves the right to make payments in securities or other assets of the fund, in the case of an emergency or if the payment by check would be harmful to existing shareholders.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the fund promptly.

DEALER COMPENSATION Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin Templeton Distributors, Inc. from its own resources.

[Insert graphic of question mark] QUESTIONS

If you have any questions about the fund or your account, you can write to us at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777. You can also call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                             HOURS (PACIFIC TIME, MONDAY
DEPARTMENT NAME          TELEPHONE NUMBER    THROUGH FRIDAY)
--------------------------------------------------------------------------------
Shareholder Services     1-800/632-2301      5:30 a.m. to 5:00 p.m.
Fund Information         1-800/DIAL BEN      5:30 a.m. to 8:00 p.m.
                         (1-800/342-5236)    6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plan Services
                         1-800/527-2020      5:30 a.m. to 5:00 p.m.
Dealer Services          1-800/524-4040      5:30 a.m. to 5:00 p.m.
Institutional Services   1-800/321-8563      6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)   1-800/851-0637      5:30 a.m. to 5:00 p.m.







FOR MORE INFORMATION

You can learn more about the fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings, and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.


FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
www.franklin-templeton.com




You can also obtain information about the fund by visiting the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. You can also visit the SEC's Internet site at http://www.sec.gov.


Investment Company Act file #811-4986




FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN CONVERTIBLE SECURITIES FUND - CLASS A & C
FRANKLIN EQUITY INCOME FUND - CLASS A, B & C
FRANKLIN GLOBAL GOVERNMENT INCOME FUND - CLASS A & C
FRANKLIN SHORT-INTERMEDIATE
U.S. GOVERNMENT SECURITIES FUND - CLASS A

STATEMENT OF
ADDITIONAL INFORMATION

MARCH 1, 1999

777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777 1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the fund's prospectus. The fund's prospectus, dated March 1, 1999, which we may amend from time to time, contains the basic information you should know before investing in the fund. You should read this SAI together with the fund's prospectus.

The audited financial statements and auditor's report in the trust's Annual Report to Shareholders, for the fiscal year ended October 31, 1998, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS

Goals and Strategies
Risks
Officers and Trustees
Management and Other Services
Portfolio Transactions
Distributions and Taxes
Organization, Voting Rights and Principal Holders
Buying and Selling Shares
Pricing Shares
The Underwriter
Performance
Miscellaneous Information
 Description of Bond Ratings

------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
------------------------------------------------------------------------------

GOALS AND STRATEGIES
------------------------------------------------------------------------------

The Convertible Fund's investment goal is to maximize total return, consistent with reasonable risk, by seeking to optimize capital appreciation and high current income under varying market conditions.

The Equity Income Fund's investment goal is to maximize total return through emphasis on high current income and long-term capital appreciation, consistent with reasonable risk.

The Global Fund's investment goal is to provide high current income,  consistent
with  preservation  of  capital,   with  capital  appreciation  as  a  secondary
consideration.

The  Short-Intermediate  Fund's investment goal is to provide as high a level of
current  income  as  is  consistent   with  prudent   investing   while  seeking
preservation of shareholders' capital.

These goals are fundamental, which means they may not be changed without shareholder approval.

CONVERTIBLE FUND

The fund pursues its investment objective by investing at least 65% of its net assets (except when maintaining a temporary defensive position) in convertible securities as described below, and common stock received upon conversion or exchange of such securities and retained in the fund's portfolio to permit their orderly disposition. The fund's policies permit investment in convertible and fixed-income securities without restrictions as to a specified range of maturities.

The fund may invest up to 35% of its net assets in other securities (nonconvertible equity securities and corporate bonds, covered call options and put options, securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, repurchase agreements collateralized by U.S. government securities, money market securities, and securities of foreign issuers), which, in the aggregate, the fund considers to be consistent with its investment objective. The fund limits its investments in warrants, valued at the lower of cost or market, to 5% of the fund's net assets, or to warrants attached to securities.

CONCENTRATION The fund will not invest more than 25% of its net assets in any particular industry. This limitation does not apply to U.S. government securities and repurchase agreements secured by such government securities or obligations.

EQUITY FUND

The fund pursues its investment objective by investing at least 65% of its net assets (except when maintaining a temporary defensive position) in a broadly diversified portfolio of common stocks offering current dividend yields above the average of the market defined by the Standard & Poor's(R) 500 Index. The fund may invest up to 35% of its net assets in other securities that, in the aggregate, it considers to be consistent with its investment objective. Other investments may include preferred stocks and fixed-income securities convertible into common stocks, covered call options, put options, U.S. government securities, securities of foreign issuers, corporate bonds, high grade commercial paper, bankers' acceptances, and other short-term instruments.

The fund's emphasis on a stock's current dividend yield is based upon the investment philosophy that dividend income is generally a significant contributor to the returns available from investing in stocks over the long term and that dividend income is often more consistent than capital appreciation as a source of investment return. Moreover, the price volatility of stocks with relatively higher dividend yields tends to be less than stocks that pay out little dividend income, affording the fund the potential for greater principal stability.

Because high relative dividend yield as defined above is frequently accompanied by a lower stock price, the fund seeks to buy a stock when its relative dividend yield is high. Conversely, it seeks to sell a stock when its dividend yield is low relative to its history, which may be caused by an increase in the price of the stock. The fund may then reinvest the proceeds into other relatively high dividend yielding issues. This approach may allow the fund to take advantage of capital appreciation opportunities presented by quality stocks that are temporarily out of favor with the market and that are subsequently "rediscovered."

In addition to offering above-average yields, securities selected for investment by this strategy may provide some of the following characteristics consistent with the fund's fundamental goal: above-average dividend growth prospects, low price to normalized earnings (projected earnings under normal operating conditions), to cash flow, to book value, and/or to realizable liquidation value.

The fund's current investment strategy is not a fundamental policy of the fund and is subject to change at the discretion of the Board and without prior shareholder approval.

GLOBAL FUND

The fund seeks to achieve its objective by investing at least 65% of its total assets in securities issued or guaranteed by domestic and foreign governments and their political subdivisions, including the U.S. government, its agencies, and authorities or instrumentalities (U.S. government securities). The fund considers securities issued by central banks that are guaranteed by their national governments to be government securities.

The fund  selects  investments  to  provide a high  current  yield and  currency stability, or a combination of yield, capital appreciation, and currency appreciation consistent with the fund's objective. The fund may also seek to protect or enhance income, or protect capital, through the use of forward currency exchange contracts, options, futures contracts, options on futures, and interest rate swaps, all of which are generally considered "derivative securities."

The fund will allocate its assets among securities of various issuers, geographic regions, and currency denominations in a manner that is consistent with its objective based upon relative interest rates among currencies, the outlook for changes in these interest rates, and anticipated changes in worldwide exchange rates. In considering these factors, the fund will evaluate a country's economic and political conditions such as inflation rate, growth prospects, global trade patterns, and government policies.

As a global fund, the fund may invest in securities issued in any currency and may hold foreign currency. Securities of issuers within a given country may be denominated in the currency of another country, or in multinational currency units such as the euro or the European Currency Unit (ECU).

Under normal economic conditions, the fund invests at least 65% of its total assets in fixed-income securities such as bonds, notes, and debentures. Some of the fixed-income securities may be convertible into common stock or be traded together with warrants for the purchase of common stocks, although the fund has no current intention of converting such securities into equity or holding them as equity upon such conversion. The remaining 35% may be invested, to the extent available and permissible, in equity securities, foreign or domestic currency deposits, or equivalents such as short-term U.S. Treasury notes or repurchase agreements.

The fund may invest in debt securities with varying maturities. Under current market conditions, it is expected that the dollar-weighted average maturity of the fund's investments will not exceed 15 years. Generally, the portfolio's average maturity will be shorter when the manager expects interests rates worldwide or in a particular country to rise, and longer when the manager expects interest rates to fall.

The fund may also invest in other fixed-income securities of both domestic and foreign issuers including preferred and preference stock and all types of long-term or short-term debt obligations, such as bonds, debentures, notes, commercial paper, equipment lease certificates, equipment trust certificates, and conditional sales contracts. These fixed-income securities may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participation based on revenues, sales, or profits; or the purchase of common stock in a unit transaction (where an issuer's debt securities and common stock are offered as a unit). The fund will limit its investments in warrants, valued at the lower of cost or market, to 5% of the fund's net assets or to warrants attached to securities.

The fund may also invest in debt securities of supranational entities denominated in any currency. A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Investment Bank, and the Asian Development Bank. The fund may, in addition, invest in debt securities denominated in multinational currencies of issuers in any country (including supranational issuers). The fund is further authorized to invest in "semi-governmental securities," which are debt securities issued by entities owned by either a national, state, or equivalent government or are obligations of a government jurisdiction that are not backed by its full faith and credit and general taxing powers. U.S. rating agencies do not rate many debt obligations of foreign issuers, especially developing market issuers, and their selection for the fund depends on the manager's internal analysis.

SHORT-INTERMEDIATE FUND

The fund intends to invest up to 100% of its net assets in U.S. government securities. As a fundamental policy, the fund must invest at least 65% of its net assets in U.S. government securities. SEC guidelines require at least 65% of the fund's total assets be invested in U.S. government securities, and the fund will follow that policy notwithstanding its fundamental policy.

The fund may invest in obligations either issued or guaranteed by the U.S. government and its agencies or instrumentalities including, but not limited to, the following: direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds; and obligations of U.S. government agencies or instrumentalities such as Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Banks for Cooperatives (including Central Bank for Cooperatives), Federal Land Banks, Federal Intermediate Credit Banks, Tennessee Valley Authority, Export-Import Bank of the United States, Commodity Credit Corporation, Federal Financing Bank, Student Loan Marketing Association, Federal Home Loan Mortgage Corporation, or National Credit Union Administration.

The fund may purchase certain U.S. government securities at a discount. These securities, when held to maturity or retired, may include an element of capital gain. The fund does not intend to hold securities for the purpose of achieving capital gains, but will generally hold them as long as current yields on these securities remain attractive. The fund may realize capital losses when securities purchased at a premium are held to maturity or are called or redeemed at a price lower than their purchase price. The fund may also realize capital gains or losses upon the sale of securities.

CONCENTRATION The fund will not invest more than 25% of the value of its total assets in any one particular industry.

CREDIT UNION INVESTMENT REGULATIONS This section summarizes the Short-Intermediate Fund's investment policies, under which, in the opinion of the fund and based on the fund's understanding of laws and regulations governing investment by federal credit unions on January 1, 1998, the fund would be a permissible investment for federal credit unions. CREDIT UNION INVESTORS ARE ADVISED TO CONSULT THEIR OWN LEGAL ADVISERS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE SHORT-INTERMEDIATE FUND CONSTITUTE LEGAL INVESTMENTS FOR THEM.

All investments of the Short-Intermediate Fund will be subject to the following limitations:

(a) All purchases and sales of securities will provide for delivery by regular-way settlement. Regular-way settlement means delivery of a security from a seller to a buyer within the time frame that the securities industry has established for that type of security.

(b) Any investments by the Short-Intermediate Fund in variable-rate investments will be limited to variable-rate investments where the index is tied to domestic interest rates (including the U.S. dollar-denominated LIBOR) and not to foreign currencies, foreign interest rates, or domestic or foreign commodity prices, equity prices, or inflation rates.

(c) Although the Short-Intermediate Fund does not intend, as of the date of this SAI, to invest in such securities, any investments by the fund in a registered investment company or collective investment fund will be limited to a company or fund the prospectus of which restricts the investment portfolio to investments and investment transactions that are permissible for federal credit unions.

(d) Although the Short-Intermediate Fund does not intend, as of the date of this SAI, to invest in collateralized mortgage obligations (CMOs) or real estate mortgage investment conduits (REMICs), any investments by the fund in such securities would be subject to the following conditions. In general, the Short-Intermediate Fund may only invest in CMOs or REMICs that meet the following tests, based on testing performed quarterly or more frequently as required: (i) the CMO or REMIC's average life is 10 years or less; (ii) the CMO or REMIC's estimated average life extends by 4 years or less, assuming an immediate and sustained parallel shift in interest rates of up to and including plus 300 basis points, and shortens by 6 years or less, assuming an immediate and sustained parallel shift in interest rates of up to and including minus 300 basis points; and (iii) the CMO's or REMIC's estimated price change is 17 percent or less, as a result of an immediate and sustained parallel shift in interest rates of up to and including plus and minus 300 basis points.

(e) Although the Short-Intermediate Fund does not intend, as of the date of this SAI, to do so, the fund may purchase and hold a municipal security only if a nationally recognized statistical rating organization has rated it in one of the highest rating categories.

(f) Although the Short-Intermediate Fund does not intend, as of the date of this SAI, to do so, the fund may invest in the following instruments issued by an institution specified in Section 107(8) of the Federal Credit Union Act or branch: (i) Yankee dollar deposits; (ii) Eurodollar deposits; (iii) banker's acceptances; (iv) deposit notes; and (v) bank notes with original weighted average maturities of less than five years.

(g) The Short-Intermediate Fund will only engage in repurchase transactions, in which the fund agrees to purchase a security from a counterparty and to resell the same or an identical security to that counterparty at a specified future date and at a specified future price, under the following conditions: (i) the repurchase securities will be legal investments for federal credit unions; (ii) the fund will receive a daily assessment of the market value of the repurchase securities, including accrued interest, and maintain adequate margin that reflects a risk assessment of the repurchase securities and the term of the transaction; and (iii) the fund will have entered into signed contracts with all approved counterparties.

(h) Although the Short-Intermediate Fund does not intend, as of the date of this SAI, to invest in reverse repurchase agreements, in the event that the fund were to engage in such transactions, the fund would, in addition to abiding by its fundamental policies and the regulations of the SEC with respect to borrowing, engage in reverse repurchase agreements subject to the following conditions: (i) any securities the fund receives will be permissible investments for federal credit unions, the fund will receive a daily assessment of their market value, including accrued interest, and the fund will maintain adequate margin that reflects a risk assessment of the securities and the term of the transaction;
(ii) any investments the fund purchases with any cash it receives will be permissible for federal credit unions and mature no later than the maturity of the transaction; and (iii) the fund will have entered into signed contracts with all approved counterparties.

(i) The Short-Intermediate Fund may engage in securities lending transactions subject to the following conditions: (i) the fund will receive written confirmation of the loan; (ii) the collateral for the loan will consist of cash, and any investments the fund purchases with that cash will be permissible for federal credit unions and will mature no later than the maturity of the transaction; and (iii) the fund will have executed a written loan and security agreement with the borrower.

(j) The Short-Intermediate Fund will not (i) purchase or sell financial derivatives, such as futures, options, interest rate swaps, or forward rate agreements; (ii) engage in adjusted trading or short sales; (iii) purchase stripped mortgage backed securities, residual interests in CMOs or REMICs, mortgage servicing rights, commercial mortgage related securities, or small business related securities; or (iv) purchase a zero coupon investment with a maturity date that is more than 10 years from the settlement date.

Below is additional information about the various securities the funds may buy.

EQUITY SECURITIES Equity securities generally entitle the holder to participate in a company's general operating results. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock, as well as securities convertible into common stocks. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities, warrants, or rights. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price.

DEBT SECURITIES A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures, and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the fund's net asset value per share.

Independent rating organizations rate debt and convertible securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. Below investment grade securities are generally those rated Ba or lower by Moody's Investors Service, Inc. (Moody's) or BB or lower by Standard & Poor's Corporation(R) (S&P). Please see the Appendix for a description of ratings.

Higher yields are ordinarily available from securities in the lower-rated categories or from unrated securities of comparable quality. Convertible securities generally fall within the lower-rated categories of rating agencies, that is, securities rated Baa or lower by Moody's or BBB or lower by S&P. The fund may only invest in convertible and nonconvertible securities that are rated at least B or above by Moody's or S&P, or if unrated, are at least of comparable quality as determined by the manager. To the extent the fund acquires securities rated B or unrated securities of comparable quality, these securities are regarded as speculative in nature. There may be a greater risk, including the risk of bankruptcy or default by the issuer, as to the timely repayment of the principal and timely payment of interest or dividends on such securities. The funds will not invest in securities the manager believes involve excessive risk. In the event a ratings service changes the rating on an issue held in a fund's portfolio or the security goes into default, the manager will consider that event in its evaluation of the overall investment merits of that security but will not necessarily sell the security.

The Equity Fund may invest up to a maximum of 35% of its net assets in debt securities. In seeking securities that meet its investment objective, the Equity Fund will buy only debt securities which are rated B or better by S&P or Ba or better by Moody's or debt securities that are unrated but that are judged to be of comparable quality. The Equity Fund does not intend to invest more than 5% of its assets in fixed-income debt securities rated below Baa by Moody's or BBB by S&P.

Ratings, which represent the opinions of the rating services with respect to the securities and are not absolute standards of quality, will be considered in connection with the investment of the funds' assets but will not be a determining or limiting factor. In its investment analysis of securities being considered for a fund's portfolio, rather than relying principally on the ratings assigned by rating services, the manager may also consider, among other things, relative values based on such factors as anticipated cash flow, interest coverage, asset coverage, earnings prospects, the experience and managerial strength of the issuer, responsiveness to changes in interest rates and business conditions, debt maturity schedules and borrowing requirements, and the issuer's changing financial condition and public recognition thereof.

OTHER FIXED-INCOME SECURITIES. The Global Fund may purchase fixed-income securities of both domestic and foreign issuers including, among others, preference stock and all types of long-term or short-term debt obligations, such as equipment trust certificates, equipment lease certificates, and conditional sales contracts. Equipment-related instruments are used to finance the acquisition of new equipment. The instrument gives the bond-holder the first right to the equipment in the event that interest and principal are not paid when due. Title to the equipment is held in the name of the trustee, usually a bank, until the instrument is paid off. Equipment-related instruments usually mature over a period of 10 to 15 years. In practical effect, equipment trust certificates, equipment lease certificates, and conditional sale contracts are substantially identical; they differ mainly in legal structure. These fixed-income securities may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participation based on revenues, sales, or profits; or the purchase of common stock in a unit transaction (where an issuer's debt securities and common stock are offered as a unit).

FOREIGN SECURITIES The Convertible Fund and the Equity Fund will generally buy foreign securities that are traded in the U.S. or buy sponsored or unsponsored American Depositary Receipts (ADRs). Each fund may, however, buy the securities of foreign issuers directly in foreign markets so long as, in the manager's judgment, an established public trading market exists. The Convertible Fund and the Equity Fund may invest up to 30% of net assets in foreign securities not publicly traded in the U.S. The Equity Fund may not invest more than 10% of its total assets in securities of developing markets.

Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries, but investments will not be made in any securities issued without stock certificates or comparable stock documents. A fund does not consider any security that it acquires outside the U.S. and that is publicly traded in the U.S., on a foreign securities exchange, or in a foreign securities market to be illiquid so long as the fund acquires and holds the security with the intention of re-selling the security in the foreign trading market, the fund reasonably believes it can readily dispose of the security for cash in the U.S. or foreign market, and current market quotations are readily available.

Investments in foreign securities where delivery takes place outside the U.S. will be made in compliance with applicable U.S. and foreign currency restrictions and other laws limiting the amount and type of foreign investments.

DEPOSITARY RECEIPTS. American Depositary Receipts (ADRs) are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market, and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.
Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs, and there may not be a correlation between such information and the market value of the depositary receipts.

Depositary receipts also involve the risks of other investments in foreign securities, as discussed below.

OBLIGATIONS OF DEVELOPING COUNTRIES. The Global Fund may invest in the fixed-income obligations of governments, government agencies, and corporations of developing countries. As of the date of this SAI, such opportunities are limited as many developing countries are rescheduling their existing loans and obligations. However, as restructuring is completed and economic conditions improve, these obligations may become available at discounts and offer the Global Fund the potential for current U.S. dollar income. These instruments are not traded on any exchange. However, the manager believes there may be a market for such securities either in multinational companies wishing to purchase such assets at a discount for further investment, or from the issuing governments which may decide to redeem their obligations at a discount.

CONVERTIBLE SECURITIES A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security, but if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While each fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

ENHANCED CONVERTIBLE SECURITIES. In addition to "plain vanilla" convertibles a number of different structures have been created to fit the characteristics of specific investors and issuers. Examples of these enhanced characteristics for investors include yield enhancement, increased equity exposure or enhanced downside protection. From an issuer's perspective, enhanced structures are designed to meet balance sheet criteria, interest/dividend payment deductibility and reduced equity dilution. The following are descriptions of common structures of enhanced convertible securities.

Mandatorily convertible securities (e.g., ACES, DECS, PRIDES, SAILS--each issuer has a different acronym for their version of these securities) are considered the most equity like of convertible securities. At maturity these securities are mandatorily convertible into common stock offering investors some form of yield enhancement in return for some of the upside potential in the form of a conversion premium. Typical characteristics of mandatories include: issued as preferred stock, convertible at premium, pay fixed quarterly dividend (typically 500 to 600 basis points higher than common stock dividend), and are non-callable for the life of the security (usually three to five years). An important feature of mandatories is that the number of shares received at maturity is determined by the difference between the price of the common stock at maturity and the price of the common stock at issuance.

Enhanced convertible preferred securities (e.g., QUIPS, TOPrS, and TECONS) are, from an investor's viewpoint, essentially convertible preferred securities, i.e. they are issued as preferred stock convertible into common stock at a premium and pay quarterly dividends. Through this structure the company establishes a wholly owned special purpose vehicle whose sole purpose is to issue convertible preferred stock. The offering proceeds pass-through to the company who issues the special purpose vehicle a convertible subordinated debenture with identical terms to the convertible preferred issued to investors. Benefits to the issuer include increased equity credit from rating agencies and the deduction of coupon payments for tax purposes.

Exchangeable securities are often used by a company divesting a holding in another company. The primary difference between exchangeables and standard convertible structures is that the issuing company is a different company to that of the underlying shares.

Yield enhanced stock (YES, also known as PERCS) mandatorily converts into common stock at maturity and offers investors a higher current dividend than the underlying common stock. The difference between these structures and other mandatories is that the participation in stock price appreciation is capped.

Zero-coupon and deep-discount convertible bonds (OID and LYONs) include the following characteristics: no or low coupon payments, imbedded put options allowing the investor to put them on select dates prior to maturity, call protection (usually three to five years), and lower than normal conversion premiums at issuance. A benefit to the issuer is that while no cash interest is actually paid, the accrued interest may be deducted for tax purposes. Because of their put options, these bonds tend to be less sensitive to changes in interest rates than either long maturity bonds or preferred stocks. The put options also provide enhanced downside protection while retaining the equity participation characteristics of traditional convertible bonds.

An investment in an enhanced convertible security or any other security may involve additional risks. A fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the fund's ability to dispose of particular securities, when necessary, to meet the fund's liquidity needs or in response to a specific economic event, such as the deterioration in the credit worthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the fund to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio. The Convertible Fund and the Equity Fund, however, intend to acquire liquid securities, though there can be no assurances that this will be achieved.

SYNTHETIC CONVERTIBLES. The Convertible Fund may invest a portion of its assets in "synthetic convertible" securities. A synthetic convertible is created by combining distinct securities which together possess the two principal characteristics of a true convertible security, i.e., fixed income and the right to acquire the underlying equity security. This combination is achieved by investing in nonconvertible fixed-income securities and in warrants or stock or stock index call options which grant the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options. Synthetic convertible securities are generally not considered to be "equity securities" for purposes of the fund's investment policy regarding those securities.

Synthetic convertible securities differ from the true convertible security in several respects. The value of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Further, although the manager expects normally to create synthetic convertibles whose two components represent one issuer, the character of a synthetic convertible allows the fund to combine components representing distinct issuers, or to combine a fixed income security with a call option on a stock index, when the manager determines that such a combination would better promote the fund's investment objectives. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately; and the holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline.

REAL ESTATE INVESTMENT TRUSTS ("REITS"). The Equity Fund may invest up to 15% of its assets in REITs that are listed on a securities exchange or traded over-the-counter and meet the fund's investment objective. In order to qualify as a REIT, a company must derive at least 75% of its gross income from real estate sources (rents, mortgage interest, gains from the sale of real estate assets), and at least 95% from real estate sources, plus dividends, interest, and gains from the sale of securities. Real property, mortgage loans, cash, and certain securities must comprise 75% of a company's assets. In order to qualify as a REIT, a company must also make distributions to shareholders aggregating annually at least 95% of its REIT taxable income.

BANK SECURITIES The Global Fund may invest in obligations of domestic and foreign banks which, at the date of investment, have total assets (as of the date of their most recently published financial statements) in excess of one billion dollars (or foreign currency equivalent at then-current exchange rates).

LOAN PARTICIPATIONS The Global Fund may acquire loan participations in which the fund will buy from a lender a portion of a larger loan that the lender has made to a borrower. Generally, loan participations are sold without guarantee or recourse to the lending institution and are subject to the credit risks of both the borrower and the lending institution. Loan participations, however, may enable the fund to acquire an interest in a loan from a financially strong borrower, which the fund could not do directly.

Loan participations may have speculative characteristics. The Global Fund may purchase loan participations at par or which sell at a discount because of the borrower's credit problems. To the extent the borrower's credit problems are resolved, the loan participation may appreciate in value but not beyond par value.

The Global Fund may acquire loan participations that sell at a discount, from time to time, when it believes the investments offer the possibility of long-term appreciation in value in addition to current income. An investment in loan participations carries a high degree of risk and may have the consequence that interest payments with respect to such securities may be reduced, deferred, suspended, or eliminated and may have the further consequence that principal payments may likewise be reduced, deferred, suspended, or cancelled, causing the loss of the entire amount of the investment. The Global Fund generally will acquire loans from a bank, finance company, or other similar financial services entity (Lender).

Loan participations are interests in floating- or variable-rate senior loans (Loans) to U.S. corporations, partnerships, and other entities (Borrowers). The Loans typically have the most senior position in a Borrower's capital structure, although some Loans may hold an equal ranking with other senior securities of the Borrower. Although the Loans generally are secured by specific collateral, the Global Fund may invest in Loans that are not secured by any collateral. Uncollateralized Loans pose a greater risk of nonpayment of interest or loss of principal than do collateralized Loans. The collateral underlying a collateralized Loan may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would fully satisfy a Borrower's obligation under a Loan. The Global Fund is not subject to any restrictions with respect to the maturity of the Loans in which it purchases participation interests.

Loans generally are not rated by nationally recognized statistical rating organizations. Ratings of other securities issued by a Borrower do not necessarily reflect adequately the relative quality of a Borrower's Loans. Therefore, although the manager may consider ratings in determining whether to invest in a particular Loan, such ratings will not be the determinative factor in the manager's analysis.

Loans are not readily marketable and may be subject to restrictions on resale. Any secondary purchases and sales of loan participations generally are conducted in private transactions between buyers and sellers.

When acquiring a loan participation, the Global Fund will have a contractual relationship only with the Lender (typically an entity in the banking, finance, or financial services industries), not with the Borrower. The Global Fund has the right to receive payments of principal and interest to which it is entitled only from the Lender selling the loan participation and only upon receipt by the Lender of payments from the Borrower. In connection with purchasing loan participations, the Global Fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower, and the Fund may not directly benefit from the collateral supporting the Loan in which it has purchased the loan participation. As a result, the Global Fund may assume the credit risk of both the Borrower and the Lender selling the loan participation. In the event of the insolvency of the Lender selling a loan participation, the Global Fund may be treated as a general creditor of the Lender, and may not benefit from any set-off between the Lender and the Borrower.

U.S. GOVERNMENT SECURITIES The funds may invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, such as GNMA, which carries a guarantee backed by the full faith and credit of the U.S. Treasury. GNMA may borrow from the U.S. Treasury to the extent needed to make payments under its guarantee. No assurances can be given, however, that the U.S. government will provide financial support to the obligations of the other U.S. government agencies or instrumentalities in which the funds may invest, since it is not obligated to do so. These agencies and instrumentalities are supported by the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury, the discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality, or the credit of the agency or instrumentality.

U.S. government securities do not generally involve the credit risks associated with other types of interest-bearing securities, and, as a result, the yields available from such securities are generally lower than the yields available from other types of interest-bearing securities. Like all interest-bearing securities, however, the market values of U.S. government securities change as interest rates fluctuate. In addition, the mortgages underlying GNMAs are subject to repayment prior to maturity, and in times of falling mortgage interest rates premature repayments may be more likely. To the extent GNMAs held by the fund are prepaid, the returned principal will be reinvested in new obligations at then-prevailing interest rates which may be lower than those of previously held obligations.

ZERO COUPON BONDS The Short-Intermediate Fund may invest in zero coupon bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities. Zero coupon bonds are debt obligations that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compounds over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. The fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations.

CASH MANAGEMENT There are no restrictions or limitations on investments in obligations of the U.S. or of corporations chartered by Congress as federal government instrumentalities. The underlying assets of the funds may be retained in cash, including cash equivalents, which are Treasury bills, commercial paper, and short-term bank obligations such as certificates of deposit, bankers' acceptances, and repurchase agreements. It is intended, however, that only so much of the underlying assets of the funds be retained in cash as is deemed desirable or expedient under then-existing market conditions.

TEMPORARY INVESTMENTS When the funds' manager believes that the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist, if may invest each fund's portfolio in a temporary defensive manner.

When maintaining a temporary defensive position, the Convertible Fund may invest its assets without limit in U.S. government securities and, subject to certain tax diversification requirements, commercial paper (short-term debt securities of large corporations), certificates of deposit and bankers' acceptances of banks having total assets in excess of $5 billion, repurchase agreements, and other money market securities.

When maintaining a temporary defensive position, the Equity Fund may invest any portion of its assets in U.S. government securities, high grade commercial paper, bankers' acceptances, and variable interest rate corporate or bank notes.

During periods when the manager believes that the Global Fund should be in a temporary defensive position, the fund may have less than 25% of its assets concentrated in foreign government securities and may invest instead in U.S. government securities, or in cash (including foreign currency) or cash-equivalent, short-term obligations, including, but not limited to, the following: CDs, commercial paper, short-term notes, and repurchase agreements secured by U.S. government securities. In particular, for defensive purposes a larger portion of the Global Fund's assets may be invested in U.S. dollar denominated obligations to reduce the risks inherent in non-dollar denominated assets.

LOANS OF PORTFOLIO SECURITIES Each fund may lend its portfolio securities to qualified securities dealers or other institutional investors, if such loans do not exceed the following percentage of the value of the fund's total assets at the time of the most recent loan: 30% in the case of the Global Fund, and 10% in the case of the Short-Intermediate Fund, the Convertible Fund, and Equity Fund. The borrower must deposit with the fund's custodian bank collateral with an initial market value of at least 102% of the market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 102% (100% in the case of the Equity Fund). This collateral shall consist of cash. Under the securities loan agreement, the fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

WHEN-ISSUED SECURITIES The Global Fund may purchase securities on a "when-issued" or "forward-delivery" basis, and the Short-Intermediate Fund may buy obligations on a when-issued or "delayed-delivery" basis, which means that the obligations will be delivered at a future date. Although the Global Fund is not limited in the amount of securities it may commit to buy on such basis, it is expected that under normal circumstances the fund will not commit more than 30% of its assets to such purchases. The Short-Intermediate Fund is not subject to any percentage limit on the amount of its assets that may be invested in when-issued purchase obligations. The fund does not pay for the securities until received, nor does the fund start earning interest on them until the scheduled delivery date. In order to invest its assets immediately while awaiting delivery of securities purchased on such basis, the Global Fund will normally invest the amount required to settle the transaction in short-term securities that offer same-day settlement and earnings. These short-term securities may bear interest at a lower rate than longer-term securities.

Purchases of securities on a when-issued, forward-delivery, or delayed-delivery basis are subject to more risk than other types of purchases, including market fluctuation and the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into. Although a fund will generally buy securities on a when-issued basis with the intention of acquiring the securities and not for speculative purposes, it may sell the securities before the settlement date if it is deemed advisable. In such a case, the fund may incur a gain or loss because of market fluctuations during the period since the fund committed to purchase the securities. When a fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Short-Intermediate Fund engages in when-issued and delayed delivery transactions, it will do so only for the purpose of acquiring portfolio securities consistent with the fund's investment objective and policies, and not for the purpose of investment leverage. In when-issued and delayed delivery transactions, the fund relies on the seller to complete the transaction. The other party's failure may cause the fund to miss a price or yield considered advantageous.

REPURCHASE AGREEMENTS In a repurchase agreement, a fund buys U.S. government securities from a bank or broker-dealer at one price and agrees to sell them back to the bank or broker-dealer at a higher price on a specified date. A custodian bank approved by the funds' Board of Trustees holds the securities subject to resale on behalf of the fund. The bank or broker-dealer must transfer to the custodian securities with an initial market value of at least 102% of the repurchase price to help secure the obligation to repurchase the securities at a later date. The securities are then marked-to-market daily to maintain coverage of at least 100%. If the bank or broker-dealer does not repurchase the securities as agreed, a fund may experience a loss or delay in the liquidation of the securities underlying the repurchase agreement and may also incur liquidation costs. The funds, however, intend to enter into repurchase agreements only with banks or broker-dealers that are considered creditworthy (i.e., banks or broker-dealers that have been determined by the funds' manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction).

REVERSE REPURCHASE AGREEMENTS. The Global Fund may also enter into reverse repurchase agreements, which are the opposite of repurchase agreements but involve similar mechanics and risks. The Global Fund sells securities to a bank or dealer and agrees to repurchase them at a mutually agreed price and date. Cash or liquid high-grade debt securities having an initial market value, including accrued interest, equal to at least 102% of the dollar amount sold by the Global Fund are segregated as collateral and marked-to-market daily to maintain coverage of at least 100%. A default by the purchaser might cause the Global Fund to experience a loss or delay in the liquidation costs. The Global Fund intends to enter into reverse repurchase agreements with domestic or foreign banks or securities dealers. The manager will evaluate the creditworthiness of these entities prior to engaging in such transactions, under the general supervision of the fund's Board of Trustees.

SHORT SALES AGAINST THE BOX The Convertible Fund may make short sales of common stocks, provided the fund owns an equal amount of these securities or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such common stock. In a short sale the fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. To secure its obligation to deliver the securities sold short, the fund will deposit collateral with its custodian bank that will generally consist of an equal amount of such securities or securities convertible into or exchangeable for at least an equal amount of such securities. The fund may make a short sale when the manager believes the price of the stock may decline and when, for tax or other reasons, the manager does not currently want to sell the stock or convertible security it owns. In this case, any decline in the value of the fund's portfolio securities would be reduced by a gain in the short sale transaction. Conversely, any increase in the value of the fund's portfolio securities would be reduced by a loss in the short sale transaction. The fund may not make short sales or maintain a short position unless, at all times when a short position is open, not more than 20% of its total assets (taken at current value) is held as collateral for such sales.

BORROWING The Global Fund may borrow from banks, for temporary or emergency purposes only, up to 30% of its total assets, and pledge up to 30% of its total assets in connection therewith. The Global Fund will not make new investments while any outstanding borrowings exceed 5% of its total assets. Neither the Short-Intermediate Fund, nor the Convertible Fund, nor the Equity Fund borrows money or mortgages or pledges any of its assets, except that each may borrow from banks for temporary or emergency purposes up to 5% of its total assets and pledge up to 5% of its total assets in connection therewith.

ILLIQUID INVESTMENTS Each fund's policy is not to invest more than 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the fund has valued them.

Illiquid investments include, among other things, repurchase agreements of more than seven days duration, over-the-counter options and the assets used to cover such options, and other securities which are not readily marketable. Investments in savings deposits are generally considered illiquid and will, together with other illiquid investments, not exceed 10% of each fund's total net assets. Notwithstanding this limitation, the Board has authorized each fund to invest in securities that cannot be offered to the public for sale without first being registered under the Securities Act of 1933, as amended (1933 Act) (restricted securities), where such investment is consistent with the fund's investment objective and has authorized such securities to be considered liquid to the extent the manager determines that there is a liquid institutional or other market for such securities. For example, restricted securities that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act and for which a liquid institutional market has developed will be considered liquid even though such securities have not been registered pursuant to the 1933 Act.

The Board will review any determination by the manager to treat a restricted security as a liquid security on an ongoing basis, including the manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the manager and the Board will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts.

The Short-Intermediate Fund has not purchased and does not intend currently to purchase illiquid or restricted securities.

CURRENCY TECHNIQUES AND HEDGING The Global Fund may invest in options, futures, options on futures, and forward contracts, although the fund has no present intention of using any of these techniques except forward contracts. While there are no specific limits on the fund's use of these practices other than those limits stated below, the fund only engages in these practices for hedging purposes, or in other words for the purpose of protecting against declines in the value of the fund's portfolio securities and the income on these securities. The production of additional income may at times be a secondary purpose of these practices.

FORWARD CURRENCY EXCHANGE CONTRACTS. The Global Fund may enter into forward currency exchange contracts (forward contracts) to attempt to minimize the risk to the fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers.

The fund may construct an investment position by combining a debt security denominated in one currency with a forward contract calling for the exchange of that currency for another currency. The investment position is not itself a security but is a combined position (i.e., a debt security coupled with a forward contract) that is intended to be similar in overall performance to a debt security denominated in the currency purchased.

The fund may also enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Additionally, for example, when the fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the fund's portfolio securities denominated in such foreign currency. Similarly, when the fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

The fund sets aside or segregates sufficient cash, cash equivalents, or readily marketable debt securities held by its custodian bank as deposits for commitments created by open forward contracts. The fund will cover any commitments under these contracts to sell currency by owning or acquiring the underlying currency (or an absolute right to acquire such currency). The segregated account will be marked-to-market daily. The ability of the fund to enter into forward contracts is limited only to the extent forward contracts would, in the opinion of the manager, impede portfolio management or the ability of the fund to honor redemption requests.

Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or between foreign currencies. Unanticipated changes in currency exchange rates also may result in poorer overall performance for the fund than if it had not entered into such contracts.

The Board has adopted the requirement that the Global Fund may only use futures contracts and options on futures contracts for hedging purposes and not for speculation. In addition, the Global Fund will not buy or sell futures contracts and options on futures contracts if immediately thereafter the amount of initial margin deposits on all the futures positions of the fund and premiums paid on options on futures contracts would exceed 5% of the market value of the total assets of the fund.

OPTIONS ON FOREIGN CURRENCIES. The Global Fund may buy and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter) for hedging purposes to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities or other assets to be acquired. As in the case of other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. The fund could be required to buy or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the fund's position, the fund may forfeit the entire amount of the premium plus related transaction costs.

DERIVATIVE SECURITIES Although the funds have no present intention of investing in the following types of securities, the funds may invest in the securities described below. These securities are generally considered "derivative securities."

OPTIONS. The Global Fund, the Convertible Fund, and the Equity Fund may invest in options as described below.

Although the Global Fund's present policy, which may be changed without shareholder approval, is not to invest in options on securities, the fund may write covered put and call options and buy put and call options on U.S. or foreign securities that are traded on U.S. and foreign securities exchanges and in over-the-counter markets.

The Convertible Fund may write covered call options on securities it owns that are listed for trading on a national securities exchange. The Convertible Fund may buy listed call options provided that the value of the call options bought will not exceed 5% of the fund's net assets. The Convertible Fund's investment in options will be for portfolio hedging purposes in an effort to stabilize principal fluctuations and not for speculation. The Convertible Fund's investments in options will not exceed 5% of its net assets.

Although the Equity Fund's present policy, which may be changed without shareholder approval, is not to invest in options, the fund may write covered call options on securities it owns that are listed for trading on a national securities exchange, and it may also buy listed call options.

The Convertible Fund and the Equity Fund may each also buy put options on common stock that it owns or may acquire through the conversion or exchange of other securities to protect against a decline in the market value of the underlying security or to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security.

It will generally be the Convertible Fund's and the Equity Fund's policy, in order to avoid the exercise of a call option written by it, to cancel its obligation under the call option by entering into a closing purchase transaction, if available, unless it is determined to be in the fund's interest to deliver the underlying securities from its portfolio. The premium which a fund will pay in executing a closing purchase transaction may be higher or lower than the premium it received when writing the option, depending in large part upon the relative price of the underlying security at the time of each transaction. The aggregate premiums paid on all such options held at any time will not exceed 20% of the Convertible Fund's net assets.

The risks of the Global Fund's transactions in options on foreign exchanges are similar to the risks of investing in foreign securities. In addition, a foreign exchange may impose different exercise and settlement terms, procedures, and margin requirements than an U.S. exchange.

The Global Fund, the Convertible Fund, and the Equity Fund may each buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option plus transaction costs.

The Global Fund may buy call options to hedge against an increase in the price of securities that the fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce any benefit the Global Fund may realize upon exercise of the option. Unless the price of the underlying security rises sufficiently, the option may expire resulting in a loss to the Global Fund equal to the cost of the options.

The ability of the Global Fund to engage in options transactions is subject to the following limitations: a) the fund may not invest more than 5% of its total assets in options (including straddles and spreads); b) the obligations of the fund under put options written by the fund may not exceed 50% of the fund's net assets; and c) the aggregate premiums on all options purchased by the fund may not exceed 20% of its net assets.

Call options are short-term contracts (generally having a duration of nine months or less) which give the buyer of the option the right to buy and obligates the writer of the option to sell the underlying security at the exercise price at any time during the option period, regardless of the market price of the underlying security. The buyer of an option pays a cash premium that typically reflects, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand factors, and interest rates.

When a fund writes or sells covered call options, it will receive a cash premium which can be used in whatever way is felt to be most beneficial to the fund. The risk associated with covered option writing is that in the event of a price rise on the underlying security which would likely trigger the exercise of the call option, the fund will not participate in the increase in price beyond the exercise price.

A put option gives the holder the right to sell the underlying security at the option exercise price at any time during the option period. A fund may pay for a put either separately or by paying a higher price for securities that are purchased subject to a put, thereby increasing the cost of the securities and reducing the yield otherwise available from the same securities.

The writer of an option who wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. If the Global Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security. However, a writer or holder of an option may not effect a closing transaction after being notified of the exercise of the option.

A fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option. A fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option.

Effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other fund investments. There is no guarantee in any particular situation that either a closing purchase or a closing sale transaction can be effected. If a fund is unable to effect a closing purchase transaction in a secondary market with respect to options it has written, it will not be able to sell the underlying security or other asset covering the option until the option expires or it delivers the underlying security or asset upon exercise.

The writer of an option may have no control over when the underlying securities must be sold in the case of a call option, or purchased in the case of a put option, since the writer of certain options may be assigned an exercise notice at any time prior to the expiration of the option. Whether or not an option expires unexercised, the writer retains the amount of the premium.

There is no assurance that a liquid market will exist for a given option at any particular time. To mitigate this risk, the Convertible Fund and the Equity Fund will ordinarily purchase and write options only if a secondary market for the option exists on a national securities exchange or in the over-the-counter market. During the option period, if a fund has written a covered call option, it will have given up the opportunity to profit from a price increase in the underlying securities above the exercise price in return for the premium on the option. However, as long as its obligation as a writer continues, the fund will have retained the risk of loss should the price of the underlying security decline.

The Global Fund may write options in connection with "buy-and-write" transactions; that is, the fund may purchase a security and then write a call option against that security. The exercise price of the call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money"), or above ("out-of-the-money") the current value of the underlying security at the time the option is written.

The Convertible Fund and the Equity Fund may each buy call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations. Call and put options on stock indices are similar to options on securities except that, rather than the right to buy or sell particular securities at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

INTEREST RATE SWAPS. The Global Fund may participate in interest rate swaps. An interest rate swap is the transfer between two counterparties of interest rate obligations, one of which has an interest rate fixed to maturity, while the other has an interest rate that changes in accordance with changes in a designated benchmark (i.e., London Interbank Offered Rate (LIBOR), prime, commercial paper, or other benchmarks). The obligations to make repayment of principal on the underlying securities are not exchanged. These transactions generally require the participation of an intermediary, frequently a bank.

Interest rate swaps permit a party seeking a floating rate obligation to acquire the obligation at a lower rate than is directly available in the credit market, while permitting the party desiring a fixed-rate obligation to acquire the obligation, also frequently at a price lower than is available in the capital markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at a low enough coupon rate to cover the cost involved.

FUTURES CONTRACTS. The Global Fund may enter into contracts for the purchase or sale for future delivery of debt securities or currency (futures contracts). A sale of a futures contract means the acquisition and assumption of a contractual obligation to deliver the securities or currency called for by the contract at a specified price on a specified date. A purchase of a futures contract means the acquisition of a contractual right and obligation to acquire the securities or currency called for by the contract at a specified price on a specified date. The Global Fund will enter into futures contracts that are based on foreign currencies or on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury bonds, Treasury notes, GNMA modified pass-through mortgage-backed securities, and three-month U.S. Treasury bills. The Global Fund may also enter into futures contracts that are based on corporate securities and non-U.S. government debt securities when such securities become available.

Although futures contracts by their terms call for the actual delivery or acquisition of securities or currency, in most cases the contractual obligation is terminated before the settlement date of the contract without having to make or take delivery of the securities or currency. The termination of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical offsetting futures contract calling for delivery in the same month. Such a transaction cancels the obligation to make or take delivery of the underlying security or currency. Since all transactions in the futures market are made, offset, or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Global Fund will incur brokerage fees when it purchases or sells futures contracts.

The ordinary spreads between prices in the cash (securities) or foreign currency and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures markets are subject to initial  deposit  and  variation  margin  requirements.  Rather  than meeting additional  variation margin  requirements,  investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash (securities) or foreign currency and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus causing distortions. Due to the possibility of such distortion, a correct forecast of general interest rate trends by the manager may still not result in a successful hedging transaction.

OPTIONS ON FUTURES CONTRACTS. The Global Fund intends to purchase and write options on futures contracts for hedging purposes only. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security or currency. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities or currency, it may or may not be less risky than direct ownership of the futures contract of the underlying debt securities or currency. As with the purchase of futures contracts, when the Global Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates or appreciation in the value of a foreign currency against the U.S. dollar.

If the Global Fund writes a call option on a futures contract and the futures price at expiration of the option is below the exercise price, the fund will retain the full amount of the option premium, which may provide a partial hedge against any decline that may have occurred in the value of the fund's portfolio holdings. If the futures price at expiration of the option is higher than the exercise price, the Global Fund will retain the full amount of the option premium, which may provide a partial hedge against any increase in the price of securities which the fund intends to purchase. If a put or call option the Global Fund has written is exercised, the fund will incur a loss, which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Global Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of its portfolio securities.

The Global Fund's ability to engage in the options on futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in options on futures are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in various types of options on futures. Therefore, no assurance can be given that the Global Fund will be able to use these instruments effectively for the purposes set forth above. Furthermore, the Global Fund's ability to engage in options on futures transactions may be limited by tax considerations.

OPTIONS ON FOREIGN CURRENCIES. The Global Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. As with other types of options, however, the benefit the Global Fund derives from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Global Fund could sustain losses on transactions in foreign currency options that would require the fund to forego a portion or all of the benefits of advantageous changes in such rates.

The Global Fund may also write options on foreign currencies for hedging purposes. As with other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium received, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Global Fund would be required to purchase or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium received. As a result of writing options on foreign currencies, the Global Fund may also be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable changes in currency exchange rates.

All call options written on foreign currencies will be covered.

The Global Fund proposes to take advantage of investment opportunities in the area of options, futures contracts, and options on futures contracts that are not presently contemplated for use by the fund or that are not currently available but may be developed in the future, to the extent such opportunities are both consistent with the fund's investment objective and policies and are legally permissible transactions for the fund. These opportunities, if they arise, may involve risks that are different from those involved in the options and futures activities described above.

INVESTMENT RESTRICTIONS Each fund has adopted the following restrictions as fundamental policies. This means they may only be changed if the change is approved by (i) more than 50% of the fund's outstanding shares or (ii) 67% or more of the fund's shares present at a shareholder meeting if more than 50% of the fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

The Convertible Fund, the Equity Fund and the Short-Intermediate Fund may not:

1. Borrow money or mortgage or pledge any of the assets of the Trust, except that borrowings (and a pledge of assets therefor) for temporary or emergency purposes may be made from banks in an amount up to 5% of total asset value.

2. Buy any securities on "margin" or sell any securities "short," except that the Convertible Fund may sell securities "short against the box" on the terms and conditions described in the SAI.

3. Lend any funds or other assets, except by the purchase of publicly distributed bonds, debentures, notes or other debt securities and except that securities of the fund may be loaned to securities dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower, provided such loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the fund's total assets at the time of the most recent loan. The entry into repurchase agreements is not considered a loan for purposes of this restriction.

4. Act as underwriter of securities issued by other persons, except insofar as the fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

5. Invest more than 5% of the value of the gross assets of the fund in the securities of any one issuer, but this limitation does not apply to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

6. Purchase the securities of any issuer which would result in owning more than 10% of any class of the outstanding voting securities of such issuer. To the extent permitted by exemptions granted under the 1940 Act, the funds may invest in shares of money market funds managed by Advisers or its affiliates.

7. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; or retain securities of any issuer if, to the knowledge of the trust, one or more of its officers, trustees or investment advisor own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

8. Purchase any securities issued by a corporation that has not been in continuous operation for three years, but such period may include the operation of a predecessor.

9. Acquire, lease or hold real estate.

10. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas or other mineral exploration or development programs; however, the Convertible Fund and the Equity Fund may write call options which are listed for trading on a national securities exchange and purchase put options on securities in their portfolios (see "Goals and Strategies"). The Convertible Fund and the Equity Fund may also purchase call options to the extent necessary to cancel call options previously written and may purchase listed call options provided that the value of the call options purchased will not exceed 5% of the fund's net assets. Such funds may also purchase call and put options on stock indices for defensive hedging purposes. (The Equity Fund will comply with the California Corporate Securities Rules as they pertain to prohibited investments.) At present, there are no options listed for trading on a national securities exchange covering the types of securities which are appropriate for investment by the Short-Intermediate Fund and, therefore, there are no option transactions available for that fund.

11. Invest in companies for the purpose of exercising control or management.

12. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; or except to the extent the funds invest their uninvested daily cash balances in shares of the Franklin Money Fund and other money market funds in the Franklin Templeton Group of Funds provided i) their purchases and redemptions of such money fund shares may not be subject to any purchase or redemption fees, ii) their investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the fund's shares (as determined under Rule 12b-1, as amended, under the federal securities laws) and (iii) provided aggregate investments by the fund in any such money fund do not exceed (A) the greater of
(i) 5% of the fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money fund.

13. Issue senior securities, as defined in the 1940 Act, except that this restriction will not prevent the fund from entering into repurchase agreements or making borrowings, mortgages and pledges as permitted by restriction #1 above.

Restriction No. 9 above does not prevent the funds from investing in real estate investment trusts ("REITs") if they meet the investment objective and policies of the fund. The Equity Fund, as noted in the prospectus, may invest up to 15% of its net assets in REITs.

The Global Fund may not:

1. Borrow money or mortgage or pledge any of the assets of the fund, except that it may borrow from banks, for temporary or emergency purposes, up to 30% of its total assets and pledge up to 30% of its total assets in connection therewith. (No new investments will be made by the fund while any outstanding borrowings exceed 5% of its total assets.)

2. Buy any securities on "margin," except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and except that the fund may make margin deposits in connection with futures contracts and options on futures contracts.

3. Lend any funds or other assets, except by the purchase of publicly distributed bonds, debentures, notes or other debt securities and except that portfolio securities of the fund may be loaned to securities dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower, provided such loans may not be made if, as a result, the aggregate of such loans exceeds 30% of the value of the fund's total assets (taken at market value) at the time of the most recent loan. Also, entry into repurchase agreements is not considered a loan for purposes of this restriction.

4. Act as underwriter of securities issued by other persons except insofar as the fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

5. Invest more than 25% of its assets in the securities of issuers in any one industry, other than foreign governments.

6. Purchase from or sell any portfolio securities to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, except that the fund may deal with such persons or firms as brokers and pay a customary brokerage commission; retain securities of any issuer, if to the knowledge of the fund, one or more of its officers, trustees or the investment manager own beneficially more than one-half of 1% of the securities of such issuer and all such persons together own beneficially more than 5% of such securities.

7. Acquire, lease or hold real estate (except such as may be necessary or advisable for the maintenance of its offices).

8. Invest in interests in oil, gas or other mineral exploration or development programs.

9. Invest in companies for the purpose of exercising control or management.

10. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issuer as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the fund's net assets (taken at market value) is held as collateral for such sales at any one time.

The Global Fund presently has the following additional restrictions, which are not fundamental and may be changed without shareholder approval.

The Global Fund may not:

1. Purchase any securities issued by a corporation that has not been in continuous operation for three years, but such period may include the operation of a predecessor.

2. Purchase securities of other investment companies.

3. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures contracts, forward contracts or repurchase transactions.

The Convertible Fund and the Global Fund may also be subject to investment limitations imposed by foreign jurisdictions in which the fund sells its shares.

If a bankruptcy or other extraordinary event occurs concerning a particular security a fund owns, the fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. If this happens, the funds intend to sell such investments as soon as practicable while maximizing the return to shareholders.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

RISKS
------------------------------------------------------------------------------

LOWER RATED SECURITIES Because the Global Fund and the Convertible Fund may invest in securities below investment grade, an investment in the fund is subject to a higher degree of risk than an investment in a fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to principal that is present with an investment in higher risk securities, such as those in which the Global Fund and the Convertible Fund invest. Accordingly, an investment in the Global Fund or the Convertible Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals.

The market value of high yield, lower-quality fixed-income securities, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality securities also tend to be more sensitive to economic conditions than higher-quality securities.

Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in the Global Fund's or the Convertible Fund's portfolio defaults, the fund may have unrealized losses on the security, which may lower the fund's net asset value. Defaulted securities tend to lose much of their value before they default. Thus, the Global Fund's or the Convertible Fund's Net Asset Value may be adversely affected before an issuer defaults. In addition, the Global Fund or the Convertible Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from the fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, the manager may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for a fund to manage the timing of its income. To generate cash to satisfy these distribution requirements, the Global Fund or the Convertible Fund may have to sell portfolio securities that it otherwise may have continued to hold or use cash flows from other sources, such as the sale of fund shares.

Lower-quality, fixed-income securities may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on market price of a security and on the Global Fund or the Convertible Fund's ability to sell a security in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the fund's liquidity needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Global Fund or the Convertible Fund's portfolio.

The Global Fund and the Convertible Fund may buy high yield, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants, and penalty provisions for delayed registration, if the Global Fund or the Convertible Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, which entails special responsibilities and liabilities. The Global Fund or the Convertible Fund may also incur special costs in disposing of restricted securities, although the Global Fund or the Convertible Fund will generally not incur any costs when the issuer is responsible for registering the securities.

The Global Fund and the Convertible Fund may buy high yield, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. Advisers will carefully review their credit and other characteristics. Neither the Global Fund nor the Convertible Fund has an arrangement with its underwriter or any other person concerning the acquisition of these securities.

The high yield securities market is relatively new and much of its growth before 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yield securities and adversely affected the value of outstanding securities, as well as the ability of issuers of high yield securities to make timely principal and interest payments. Although the economy has improved and high yield securities have performed more consistently since that time, the adverse effects previously experienced may reoccur. For example, the highly publicized defaults on some high yield securities during 1989 and 1990 and concerns about a sluggish economy that continued into 1993 depressed the prices of many of these securities. While market prices may be temporarily depressed due to these factors, the ultimate price of any security generally reflects the true operating results of the issuer. Factors adversely impacting the market value of high yield securities may lower the Global Fund's or the Convertible Fund's net asset value.

The Global Fund and the Convertible Fund rely on the manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the manager takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

The tables below show the percentage of the Global Fund's and the Convertible Fund's assets invested in securities rated by S&P or Moody's in the rating categories shown. A credit rating by a rating agency evaluates the safety of principal and interest based on an evaluation of the security's credit quality, but does not consider the market risk or the risk of fluctuation in the price of the security. The information shown is based on a dollar-weighted average of each fund's portfolio composition based on month-end assets for each of the 12 months in the fiscal year ended October 31, 1998.

GLOBAL FUND

                                                    AVERAGE WEIGHTED
S&P RATING                                        PERCENTAGE OF ASSETS
------------------------------------------------------------------------------
AAA ........................................              80.0%
BB+ ........................................               0.5%
BB .........................................              10.7%
BB- ........................................               4.9%
B+ .........................................               2.7%
B1 .........................................               2.4%
CCC+ .......................................               0.8%

1. 0.7% are unrated and have been included in the B rating category.

CONVERTIBLE FUND

                                                    AVERAGE WEIGHTED
MOODY'S RATING                                    PERCENTAGE OF ASSETS
------------------------------------------------------------------------------

Aaa.........................................               0.46%
Aa 1........................................               1.29%
A 2.........................................              11.02%
Baa ........................................              22.72%
Ba 3........................................              17.74%
B 4.........................................              27.98%
Caa ........................................               1.77%

1. 0.59% are unrated and have been included in the Aa rating category.
2. 1.76% are unrated and have been included in the A rating category.
3. 2.84% are unrated and have been included in the Ba rating category.
4. 12.38% are unrated and have been included in the B rating category.

NON-DIVERSIFICATION RISK Because the Global Fund is non-diversified, there is no restriction on the percentage of its assets that it may invest at any time in the securities of any issuer. Nevertheless, the Global Fund's non-diversified status may expose it to greater risk or volatility than diversified funds with otherwise similar investment policies, since the fund may invest a larger portion of its assets in securities of a small number of issuers.

FOREIGN SECURITIES The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in the fund. These risks can be significantly greater for investments in emerging markets. Investments in depositary receipts also involve some or all of the risks described below.

There is the possibility of cessation of trading on national exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. A fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value.

Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. Settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The funds may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

A fund's investments in foreign securities may increase the risks with respect to the liquidity of the fund's portfolio. This could inhibit the fund's ability to meet a large number of shareholder redemption requests in the event of economic or political turmoil in a country in which the fund has a substantial portion of its assets invested or deterioration in relations between the U.S. and the foreign country.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less economic stability; (ii) political and social uncertainty (for example, regional conflicts and risk of war); (iii) pervasiveness of corruption and crime; (iv) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (v) delays in settling portfolio transactions; (vi) risk of loss arising out of the system of share registration and custody; (vii) certain national policies that may restrict the fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (viii) foreign taxation; (ix) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (x) the absence of a capital market structure or market-oriented economy; and (xi) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events.

In addition, many countries in which the funds may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

CURRENCY The funds' management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) may be incurred, particularly when a fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Some countries may adopt policies that would prevent a fund from transferring cash out of the country or withhold portions of interest and dividends at the source.

The funds may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the funds may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain currencies may not be internationally traded.

Certain  currencies have experienced a steady  devaluation  relative to the U.S.
dollar. Any devaluations in the currencies in which a fund's portfolio securities are denominated may have a detrimental impact on the fund. The funds' manager endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the fund's investments.

Any investments by the funds in foreign securities where delivery takes place outside the U.S. will be made in compliance with applicable U.S. and foreign currency restrictions and other tax laws and laws limiting the amount and types of foreign investments. Although current regulations do not, in the opinion of the funds' manager, limit seriously the funds' investment activities, if they were changed in the future they might restrict the ability of a fund to make its investments or tend to impair the liquidity of the fund's investments. Changes in governmental administrations, economic or monetary policies in the U.S. or abroad, or circumstances in dealings between nations could result in investment losses for the funds and could adversely affect the funds' operations.

The funds' Board of Directors (Board) considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions that would affect the liquidity of the funds' assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Board also considers the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories. However, in the absence of willful misfeasance, bad faith, or gross negligence on the part of the funds' manager, any losses resulting from the holding of a fund's portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders. No assurance can be given that the Board's appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

The Global Fund may invest in debt securities denominated in U.S. and foreign currencies. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Global Fund's assets denominated in the foreign currency. These changes will also affect the Global Fund's yield, income, and distributions to shareholders. In addition, although the Global Fund receives income in various currencies, the fund is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any currency depreciates after the Global Fund's income has been accrued and translated into U.S. dollars, the fund could be required to liquidate portfolio securities to make its distributions. Similarly, if an exchange rate depreciates between the time the Global Fund incurs expenses in U.S. dollars and the time the expenses are paid, the amount of a currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency at the time the expenses were incurred. The Global Fund will only invest in foreign currency denominated debt securities of countries whose currency is fully exchangeable into U.S. dollars without legal restriction at the time of investment.

EURO RISK. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the euro, which will replace the national currency for participating member countries. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets.

Franklin Resources, Inc. has created an interdepartmental team to handle all euro-related changes to enable the Franklin Templeton Funds to process transactions accurately and completely with minimal disruption to business activities. While the implementation of the euro could have a negative effect on the funds, the funds' manager and its affiliated services providers are taking steps they believe are reasonably designed to address the euro issue.

DEBT SECURITIES Debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (market risk). The manager considers both credit risk and market risk in making investment decisions as to corporate debt obligations. Debt obligations will tend to decrease in value when prevailing interest rates rise and increase in value when prevailing interest rates fall. Generally, long-term debt obligations are more sensitive to interest rate fluctuations than short-term obligations. Because investments in debt obligations are interest rate sensitive, a fund's performance may be affected by the manager's ability to anticipate and respond to fluctuations in market interest rates, to the extent of the fund's investment in debt obligations.

REITS An investment in REITs includes the possibility of a decline in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates. The value of securities of companies that service the real estate industry will also be affected by these risks.

In addition, equity REITs are affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs are affected by the quality of the properties to which they have extended credit. Equity and mortgage REITs are dependent upon the REIT's management skill. REITs may not be diversified and are subject to the risks of financing projects.

FINANCIAL SERVICES COMPANIES Because the Equity Fund invests in stocks of financial services companies, the fund's investments and performance will be affected by general market and economic conditions as well as other risk factors particular to the financial services industry. Financial services companies are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial services company can make, and the interest rates and fees it can charge. Such limitations may have a significant impact on the profitability of a financial services company since that profitability is attributable, at least in part, to the company's ability to make financial commitments such as loans. Profitability of a financial services company is largely dependent upon the availability and cost of the company's funds, and can fluctuate significantly when interest rates change. The financial difficulties of borrowers can negatively impact the industry to the extent that borrowers may not be able to repay loans made by financial services companies.

Insurance companies may be subject to severe price competition, claims activity, marketing competition and general economic conditions. Particular insurance lines will also be influenced by specific matters. Property and casualty insurer profits may be affected by certain weather catastrophes and other disasters. Life and health insurer profits may be affected by mortality risks and morbidity rates. Individual insurance companies may be subject to material risks including inadequate reserve funds to pay claims and the inability to collect from the insurance companies which insure insurance companies, so-called reinsurance carriers.

Congress is currently considering legislation that would reduce the separation between commercial and investment banking businesses. Commercial banks typically have been limited to certain non-securities activities such as making loans and accepting deposits. Investment banks have typically engaged in more extensive securities activities. If enacted, the proposed legislation could significantly impact the industry. While banks may be able to expand the services which they offer if legislation broadening bank powers is enacted, expanded powers could expose banks to well-established competitors, particularly as the historical distinctions between banks and other financial institutions erode. In addition, the financial services industry is an evolving and competitive industry that is undergoing significant change. Such changes have resulted from various consolidations as well as the continual development of new products, structures and a regulatory framework that is anticipated to be subject to further change.

OPTIONS ON SECURITIES The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a fund may elect to close the position or wait for the option to be exercised and take delivery of the security at the exercise price. A fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price. The Global Fund may use out-of-the-money, at-the-money, and in-the-money put options in the same market environments in which it uses call options in equivalent buy-and-write transactions.

When trading options on foreign exchanges or in the over-the-counter market, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the Global Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements associated with option writing.

Options on securities traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

In regard to the Global Fund's option trading activities, it intends to comply with the California Corporate Securities Rules as they pertain to prohibited investments.

A fund's option trading activities may result in the loss of principal under certain market conditions.

FUTURES CONTRACTS Futures contracts entail certain risks. Although the Global Fund believes that the use of futures contracts will benefit the fund, if the manager's investment judgment about the general direction of interest or currency exchange rates is incorrect, the fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Global Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the fund will lose part or all of the benefit of the increased value of the bonds which it has hedged because it will have offsetting losses in its futures positions. Similarly, if the Global Fund sells a foreign currency futures contract and the U.S. dollar value of the currency unexpectedly increases, the fund will lose the beneficial effect of the increase on the value of the security denominated in that currency. In addition, in such situations, if the Global Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Sales of bonds may be, but are not necessarily, at increased prices that reflect the rising market. The Global Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS The amount of risk the Global Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The Global Fund will purchase a put option on a futures contract only to hedge the fund's portfolio against the risk of rising interest rates or the decline in the value of securities denominated in a foreign currency.

FORWARD CONTRACTS, OPTIONS ON FOREIGN CURRENCIES, AND OPTIONS ON FUTURES CONTRACTS Forward contracts are not traded on contract markets regulated by the CFTC or by the SEC. The ability of the Global Fund to use forward contracts could be restricted to the extent that Congress authorizes the CFTC or the SEC to regulate such transactions. Forward contracts are traded through financial institutions acting as market makers.

The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market, as well as the risks of adverse market movements, margins of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events.

Futures contracts on currencies, options on futures contracts, and options on foreign currencies may be traded on foreign exchanges. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies. The value of such positions could also be adversely affected by (i) other foreign political and economic factors, (ii) less available data than in the U.S. on which to base trading decisions, (iii) delays in the Global Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of exercise and settlement terms and procedures, and margin requirements different from those in the U.S., and (v) lesser trading volume.

OFFICERS AND TRUSTEES
------------------------------------------------------------------------------

The trust has a board of trustees. The board is responsible for the overall management of the trust, including general supervision and review of each fund's investment activities. The board, in turn, elects the officers of the trust who are responsible for administering the trust's day-to-day operations. The board also monitors each fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The affiliations of the officers and board members and their principal occupations for the past five years are shown below.


                            POSITION(S)
                            HELD WITH       PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS       THE TRUST       DURING THE PAST FIVE YEARS
-------------------------------------------------------------------------------

Frank H. Abbott, III (77)
1045 Sansome Street
San Francisco, CA 94111

Trustee

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) and Vacu-Dry Co. (food processing).

Harris J. Ashton (66)
191 Clapboard Ridge Road
Greenwich, CT 06830

Trustee

Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods (a meat packing company); director or trustee, as the case may be, of 49 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers).

S. Joseph Fortunato (66)
Park Avenue at Morris County
P.O. Box 1945
Morristown, NJ 07962-1945

Trustee

Member of the law firm of Pitney, Hardin, Kipp & Szuch; director or trustee, as the case may be, of 51 of the investment companies in the Franklin Templeton Group of Funds.

Edith E. Holiday (47)
3239 38th Street, N.W.
Washington, DC 20016

Trustee

Director, Amerada Hess Corporation (exploration and refining of natural gas) (1993-present), Hercules Incorporated (chemicals, fibers and resins) (1993-present), Beverly Enterprises, Inc. (health care) (1995-present) and H.J. Heinz Company (packaged foods and allied products) (1994-present); director or trustee, as the case may be, of 25 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman (1995-1997) and Trustee (1993-1997), National Child Research Center, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993), General Counsel to the United States Treasury Department (1989-1990), and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

*Edward B. Jamieson (50)
777 Mariners Island Blvd.
San Mateo, CA 94404

President and Trustee

Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; and officer and trustee of four of the investment companies in the Franklin Templeton Group of Funds.

*Charles B. Johnson (66)
777 Mariners Island Blvd.
San Mateo, CA 94404

Chairman of the Board and Trustee

President, Chief Executive Officer and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Advisory Services, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (58)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Trustee

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Senior Vice President and Director, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

Frank W.T. LaHaye (69)
20833 Stevens Creek Blvd.
Suite 102
Cupertino, CA 95014

Trustee

General Partner, Miller & LaHaye, which is the General Partner of Peregrine Ventures II (venture capital firm); Director, Quarterdeck Corporation (software firm) and Digital Transmission Systems, Inc. (wireless communications); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, Fischer Imaging Corporation (medical imaging systems) and General Partner, Peregrine Associates, which was the General Partner of Peregrine Ventures (venture capital firm).

Gordon S. Macklin (70)
8212 Burning Tree Road
Bethesda, MD 20817

Trustee

Director, Fund American Enterprises Holdings, Inc., MCI WorldCom, MedImmune, Inc. (biotechnology), Spacehab, Inc. (aerospace services) and Real 3D (software); director or trustee, as the case may be, of 49 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman, White River Corporation (financial services) and Hambrecht and Quist Group (investment banking), and President, National Association of Securities Dealers, Inc.

*Harmon E. Burns (54)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Trustee

Executive  Vice  President  and Director,  Franklin  Resources,  Inc.,  Franklin
Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

Martin L. Flanagan (38)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Chief Financial Officer

Senior Vice President and Chief Financial Officer, Franklin Resources, Inc.; Executive Vice President and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President and Chief Financial Officer, Franklin Advisers, Inc.; Chief Financial Officer, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; President and Director, Franklin Templeton Services, Inc.; Senior Vice President and Chief Financial Officer, Franklin/Templeton Investor Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (50)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Secretary

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Vice President, Franklin Advisory Services, Inc.; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 53 of the investment companies in the Franklin Templeton Group of Funds.

Charles E. Johnson (42)
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091

Vice President

Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc.; Chairman and Director, Templeton Investment Counsel, Inc.; Vice President, Franklin Advisers, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 34 of the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam (60)
777 Mariners Island Blvd.
San Mateo, CA 94404

Treasurer and Principal Accounting Officer

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 32 of the investment companies in the Franklin Templeton Group of Funds.

Edward V. McVey (61)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior  Vice   President  and  National  Sales   Manager,   Franklin   Templeton
Distributors, Inc.; and officer of 28 of the investment companies in the Franklin Templeton Group of Funds.

*This board member is considered an "interested person" under federal securities laws.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

The trust pays noninterested board members $625 per month plus $600 per meeting attended. Board members who serve on the audit committee of the trust and other funds in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the trust. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members may also serve as directors or trustees of other funds in the Franklin Templeton Group of Funds and may receive fees from these funds for their services. The fees payable to noninterested board members by the trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within the Franklin Templeton Group of Funds. The following table provides the total fees paid to noninterested board members by the trust and by other funds in the Franklin Templeton Group of Funds.

                                                             NUMBER OF BOARDS IN
                                        TOTAL FEES RECEIVED      THE FRANKLIN
                         TOTAL FEES      FROM THE FRANKLIN    TEMPLETON GROUP OF
                          RECEIVED       TEMPLETON GROUP OF  FUNDS ON WHICH EACH
        NAME           FROM THE TRUST1         FUNDS2              SERVES3
-------------------------------------------------------------------------------
Frank H. Abbott, III       $17,410            $165,937                27
Harris J. Ashton            17,264             344,642                49
S. Joseph Fortunato         16,946             361,562                51
Edith E. Holiday            12,925              72,875                25
Frank W. T. LaHaye          18,010             141,433                27
Gordon S. Macklin           17,264             337,292                49

1. For the fiscal year ended October 31, 1998. During the period from October 31, 1997, through May 31, 1998, fees at the rate of $925 per month plus $925 per board meeting attended were in effect.
2. For the calendar year ended December 31, 1997.
3. We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the board members are responsible. The Franklin Templeton Group of Funds currently includes 54 registered investment companies, with approximately 168 U.S. based funds or series.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the fund or other funds in the Franklin Templeton Group of Funds. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in the Franklin Templeton Group of Funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

MANAGEMENT AND OTHER SERVICES
------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The fund's manager is Franklin Advisers, Inc. The manager is wholly owned by Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the fund to buy, hold or sell. The manager also selects the brokers who execute the fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the fund. Similarly, with respect to the fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the fund or other funds it manages. Of course, any transactions for the accounts of the manager and other access persons will be made in compliance with the fund's code of ethics.

Under the fund's code of ethics, employees of the Franklin Templeton Group who are access persons may engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer;
(iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and (iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

The  Global  Fund's  sub-advisor  is  Templeton  Investment  Counsel,  Inc.  The sub-advisor has an agreement with the manager and provides the manager with investment management advice and assistance. The sub-advisor furnishes, subject to the manager's discretion, a portion of the investment advisory services for which the manager is responsible pursuant to the management agreement. These responsibilities may include managing a portion of the Global Fund's investments and supplying research services. The sub-advisor's activities are subject to the board's review and control, as well as the manager's instruction and supervision.

MANAGEMENT FEES The fund pays the manager a fee equal to a monthly rate of:

o  5/96% of 1% of the value of net  assets up to and  including  $100  million;
o 1/24 of 1% of the value of net assets over $100 million and not over $250 million; and
o  9/240 of 1% of the value of net assets in excess of $250 million.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended October 31, the fund paid the following management fees:

                                    Management Fees Paid ($)
------------------------------------------------------------------------------
                                  1998         1997         1996
------------------------------------------------------------------------------
Convertible Fund..............  1,377,487    1,075,628      699,454
Equity Fund ..................  2,419,689    1,783,336    1,251,297
Global Fund ..................    722,502      785,629      866,730
Short-Intermediate Fund.......  1,118,373    1,076,296    1,142,250

The manager pays the sub-advisor a fee equal to an annual rate of:

o  0.35% of the average  monthly net assets up to and  including  $100 million;
o 0.25% of the average monthly net assets over $100 million and not over $250 million; and
o  0.20% of the average monthly net assets in excess of $250 million.

The manager pays this fee from the management fees it receives from the Global Fund. For the last three fiscal years ended October 31, the manager paid the following sub-advisory fees:

                 Sub-Advisory Fees Paid ($)
-------------------------------------------------
1998                       398,702
1997                       428,496
1996                       473,601

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the fund. FT Services is wholly owned by Resources and is an affiliate of the fund's manager and principal underwriter.

The   administrative   services  FT  Services  provides  include  preparing  and
maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o  0.15% of the fund's average daily net assets up to $200 million;
o  0.135% of average daily net assets over $200  million up to $700  million;
o  0.10% of average daily net assets over $700 million up to $1.2 billion;
   and
o  0.075% of average daily net assets over $1.2 billion.

During the last two fiscal years ended October 31, the manager paid FT Services the following administration fees:

                          Administration Fees Paid ($)
------------------------------------------------------------------------------
                                  1998         1997
------------------------------------------------------------------------------
Convertible Fund..............    369,613      297,444
Equity Fund ..................    678,739      514,630
Global Fund ..................    179,253      215,869
Short-Intermediate Fund.......    296,460      310,121

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, Inc. (Investor Services) is the fund's shareholder servicing agent and acts as the fund's transfer agent and dividend-paying agent. Investor Services is located at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777.

For its services, Investor Services receives a fixed fee per account. The fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the fund. The amount of reimbursements for these services per benefit plan participant fund account per year may not exceed the per account fee payable by the fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the fund's securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the fund's independent auditor. The auditor gives an opinion on the financial statements included in the trust's Annual Report to Shareholders and reviews the trust's registration statement filed with the U.S. Securities and Exchange Commission (SEC).

PORTFOLIO TRANSACTIONS
------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the Convertible Fund's and the Equity Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

Since most purchases by the Global Fund and the Short-Intermediate Fund are principal transactions at net prices, the funds incur little or no brokerage costs. The funds deal directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The funds seek to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the fund's officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the fund's portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the fund, any portfolio securities tendered by the fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the fund.

During the last three fiscal years ended October 31, the Convertible Fund and the Equity Fund paid the following brokerage commissions:

                                    Brokerage Commissions ($)
------------------------------------------------------------------------------
                                  1998         1997         1996
------------------------------------------------------------------------------

Convertible Fund..............    107,591      147,042       84,758
Equity Fund ..................    453,051      401,820      293,423

During the same periods, the Global Fund and the Short Intermediate Fund did not pay any brokerage commissions.

As of October 31, 1998, the Global Fund and the Short-Intermediate Fund did not own securities of its regular broker-dealers. As of the same date, the Convertible Fund owned securities issued by Salomon Smith Barney Holdings, Inc. valued in the aggregate at $1,481,000, and the Equity Fund owned securities issued by J.P. Morgan & Co., Inc. valued in the aggregate at 3,582,000. Except as noted, the Convertible Fund and the Equity Fund did not own any securities issued by its regular broker-dealers as of the end of the fiscal year.

DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------

The fund calculates dividends and capital gains the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) fees of each class. The fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

DISTRIBUTIONS OF NET INVESTMENT INCOME The fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the fund, constitutes the fund's net investment income from which dividends may be paid to you. Any distributions by the fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS The fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the fund. Any net capital gains realized by the fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the fund.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the fund. Similarly, foreign exchange losses realized by the fund on the sale of debt securities are generally treated as ordinary losses by the fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital.

The fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, the fund may elect to pass-through to you your pro rata share of foreign taxes paid by the fund. If this election is made, the year-end statement you receive from the fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. The fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS The fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held fund shares for a full year, the fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Internal Revenue Code requires the fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. The fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all such taxes.

REDEMPTION OF FUND SHARES Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. If you redeem your fund shares, or exchange your fund shares for shares of a different Franklin Templeton Fund, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the fund on those shares.

All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

DEFERRAL OF BASIS If you redeem some or all of your shares in the fund, and then reinvest the sales proceeds in the fund or in another Franklin Templeton Fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report gain or loss on the redemption of your original shares in the fund. In doing so, all or a portion of the sales charge that you paid for your original shares in the fund will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

U.S. GOVERNMENT OBLIGATIONS Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS Because the Global Fund's and the Short-Intermediate Fund's income consists of interest rather than dividends, no portion of its distributions will generally be eligible for the intercorporate dividends-received deduction. None of the dividends paid by the fund for the most recent calendar year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.

As a corporate shareholder, you should note that 17.37% of the dividends paid by the Convertible Fund and 61.90% of the dividends paid by the Equity Fund for the most recent fiscal year qualified for the dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by a fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

INVESTMENT IN COMPLEX SECURITIES The fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the fund are treated as ordinary income or capital gain, accelerate the recognition of income to the fund and/or defer the fund's ability to recognize losses, and, in limited cases, subject the fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the fund.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
------------------------------------------------------------------------------

The Global Fund is a nondiversified series, and each other fund is a diversified series of Franklin Investors Securities Trust, an open-end management investment company, commonly called a mutual fund. The trust was organized as a Massachusetts business trust on December 22, 1986, and is registered with the SEC.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the fund's assets if you are held personally liable for obligations of the fund. The Declaration of Trust provides that the fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the fund and satisfy any judgment thereon. All such rights are limited to the assets of the fund. The Declaration of Trust further provides that the fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the fund's total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the fund itself is unable to meet its obligations.

The Convertible Fund currently  offers two classes of shares,  Class A and Class
C. The Equity Fund currently offers three classes of shares, Class A, Class B, and Class C. The Global Fund currently offers three classes of shares, Class A, Class C and Advisor Class. The Short-Intermediate Fund currently offers two classes of shares, Class A and Advisor Class. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II. The Equity Fund began offering Class B shares on January 1, 1999. Each fund may offer additional classes of shares in the future. The full title of each class is:

o  Franklin Convertible Securities Fund -  Class A
o  Franklin Convertible Securities Fund -  Class C

o  Franklin Equity Income Fund -  Class A
o  Franklin Equity Income Fund -  Class B
o  Franklin Equity Income Fund -  Class C

o  Franklin Global Government Income Fund -  Class A
o  Franklin Global Government Income Fund -  Class C
o  Franklin Global Government Income Fund - Advisor Class

o  Franklin Short-Intermediate U.S. Government Securities Fund -  Class A
o  Franklin Short-Intermediate U.S. Government Securities Fund - Advisor
   Class

Shares of each class represent proportionate interests in the fund's assets. On matters that affect the fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the trust for matters that affect the trust as a whole.
Additional series may be offered in the future.

The trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The trust does not intend to hold annual shareholder meetings. The trust or a series of the trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting may also be called by the board in its discretion.

As of December 7, 1998, the principal shareholders of the fund, beneficial or of record, were:

Name and Address                              Share Class     Percentage (%)
-------------------------------------------------------------------------------
GLOBAL FUND

Franklin Templeton Trust Company1
 As Trustee for ValuSelect
Attn: Trading
P.O. Box 2438
Rancho Cordova, CA 95741-2438                Advisor Class         77.39

SHORT-INTERMEDIATE FUND

City of Scottsdale
Attn: Mark Kochman
3939 Civic Center Blvd.
Scottsdale, AZ 85251-4433                       Class A            11.66

SHORT-INTERMEDIATE FUND

Templeton Funds Trust Company2
Attn: Vickie Nuzzo
100 Fountain Pky.
St. Petersburg, FL 33716-1205                Advisor Class         62.11

Franklin Templeton Trust Company1
Trust Services FBO
Harris J. Ashton IRA R/O
P.O. Box 7519
San Mateo, CA 94403-7519                     Advisor Class         28.47

1. Franklin Templeton Trust Company is a California corporation and is wholly owned by Franklin Resources, Inc.
2. Templeton Funds Trust Company is a Florida corporation and is wholly owned by Franklin Resources, Inc.

From time to time, the number of fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of December 7, 1998, the officers and board members, as a group, owned of record and beneficially 28% of the Short-Intermediate Fund - Advisor Class and less than 1% of the outstanding shares of the other funds and classes. The board members may own shares in other funds in the Franklin Templeton Group of Funds.

BUYING AND SELLING SHARES
------------------------------------------------------------------------------

The fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the fund may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

When you buy shares, if you submit a check or a draft that is returned unpaid to the fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INITIAL SALES CHARGES The maximum initial sales charge is 5.75% for the Convertible Fund - Class A and the Equity Fund - Class A, 4.25% for the Global Fund - Class A and 2.25% for the Short-Intermediate Fund - Class A, and 1% for the Convertible Fund - Class C, the Equity Fund - Class C, and the Global Fund - Class C. There is no initial sales charge for Class B.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in the Franklin Templeton Funds to take advantage of the lower sales charges for large purchases. The Franklin Templeton Funds include the U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.

CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds. You may also combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI may also qualify for a retroactive reduction in the sales charge. If you file your LOI with the fund before a change in the fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in the Franklin Templeton Funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o  Was formed at least six months ago,

o  Has a purpose other than buying fund shares at a discount,

o  Has more than 10 members,

o  Can arrange for meetings between our representatives and group members,

o  Agrees to  include  Franklin  Templeton  Fund sales and other  materials  in
   publications   and  mailings  to  its  members  at  reduced  or  no  cost  to
   Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group does not include a 403(b) plan that only allows salary deferral contributions, although any such plan that purchased the fund's Class A shares at a reduced sales charge under the group purchase privilege before February 1, 1998, may continue to do so.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 365 days:

o Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in the fund's Class A shares. This waiver category also applies to Class B and C shares.

o  Dividend or capital gain  distributions  from a real estate investment trust
   (REIT) sponsored or advised by Franklin Properties, Inc.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Valuemark Funds or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

   If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of fund shares and the CDSC holding period will begin again. We will, however, credit your fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

o Distributions from an existing retirement plan invested in the Franklin Templeton Funds

WAIVERS FOR CERTAIN INVESTORS. Class A shares may also be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the fund is a legally permissible investment and that can only buy fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the fund is permissible and suitable for you and the effect, if any, of payments by the fund on arbitrage rebate calculations.

o  Broker-dealers,   registered  investment  advisors  or  certified  financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o  Accounts managed by the Franklin Templeton Group

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

o  Group annuity separate accounts offered to retirement plans

o Chilean retirement plans that meet the requirements described under "Retirement plans" below

RETIREMENT PLANS. Retirement plans sponsored by an employer (i) with at least 100 employees, or (ii) with retirement plan assets of $1 million or more, or
(iii) that agrees to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class A shares without an initial sales charge. Retirement plans that are not qualified retirement plans (employer sponsored pension or profit-sharing plans that qualify under section 401 of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans), SIMPLEs (savings incentive match plans for employees) or SEPs (employer sponsored simplified employee pension plans established under section 408(k) of the Internal Revenue Code) must also meet the group purchase requirements described above to be able to buy Class A shares without an initial sales charge. We may enter into a special arrangement with a securities dealer, based on criteria established by the fund, to add together certain small qualified retirement plan accounts for the purpose of meeting these requirements.

For retirement plan accounts opened on or after May 1, 1997, a CDSC may apply if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds.

SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The fund's Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

CONVERTIBLE FUND AND EQUITY FUND

Size of Purchase - U.S. Dollars               Sales Charge (%)
---------------------------------------------------------------------
Under $30,000                                 3.0
$30,000 but less than $50,000                 2.5
$50,000 but less than $100,000                2.0
$100,000 but less than $200,000               1.5
$200,000 but less than $400,000               1.0
$400,000 or more                              0

GLOBAL FUND AND SHORT-INTERMEDIATE FUND

Size of Purchase - U.S. Dollars               Sales Charge (%)
---------------------------------------------------------------------
Under $30,000                                 3.0
$30,000 but less than $100,000                2.0
$100,000 but less than $400,000               1.0
$400,000 or more                              0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the fund's prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of the Convertible Fund or the Equity Fund of $1 million or more: 1% on sales of $1 million to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of the Global Fund or the Short-Intermediate Fund of $1 million or more:
0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares by certain retirement plans without an initial sales charge: 1% on sales of $500,000 to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various securities dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 12 months of purchase. For Class C shares, a CDSC may apply if you sell your shares within 18 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class A shares without an initial sales charge may also be subject to a CDSC if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the account's initial purchase in the Franklin Templeton Funds.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B SHARES
WITHIN THIS MANY YEARS AFTER BUYING  THIS % IS DEDUCTED FROM
THEM                                 YOUR PROCEEDS AS A CDSC
--------------------------------------------------------------
1 Year                               4
2 Years                              4
3 Years                              3
4 Years                              3
5 Years                              2
6 Years                              1
7 Years                              0

CDSC WAIVERS. The CDSC for any share class will generally be waived for:

o  Account fees

o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or
   (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the securities dealer of record has entered into a supplemental agreement with Distributors

o Redemptions by the fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o  Redemptions through a systematic withdrawal plan set up before February
   1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

o Redemptions by Franklin Templeton Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R) (not applicable to Class B)

o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy (for Class B, this applies to all retirement plan accounts, not only IRAs)

o Returns of excess contributions (and earnings, if applicable) from retirement plan accounts

o  Participant   initiated   distributions   from  employee  benefit  plans  or
   participant initiated exchanges among investment choices in employee benefit plans (not applicable to Class B)

EXCHANGE PRIVILEGE For the Convertible Fund, the Equity Fund and the Global Fund, if you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the fund and exchanged into the new fund at net asset value when paid. For the Short-Intermediate Fund, if you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the fund at net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their fund shares under the exchange privilege, the fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the fund's investment goal exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.

Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. The fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the U.S. Securities and Exchange Commission (SEC). In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. The fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

The wiring of redemption proceeds is a special service that we make available whenever possible. By offering this service to you, the fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in the prospectus.

Franklin Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the fund may reimburse Investor Services an amount not to exceed the per account fee that the fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the fund in a timely fashion must be settled between you and your securities dealer.

Certain   shareholder   servicing  agents  may  be  authorized  to  accept  your
transaction request.

For institutional accounts, there may be additional methods of buying or selling fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
------------------------------------------------------------------------------

When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). The fund does not calculate the NAV on days the New York Stock Exchange
(NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the NASDAQ National Market System, the fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the fund values them according to the broadest and most representative market as determined by the manager.

The Global Fund, the Convertible Fund, and the Equity Fund value portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the fund holds is its last sale price on the relevant exchange before the fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the fund values options within the range of the current closing bid and ask prices if the fund believes the valuation fairly reflects the contract's market value.

The Convertible Fund and the Equity Fund determine the value of a foreign security as of the close of trading on the foreign exchange on which the security is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the NAV. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the board.

For the Global Fund, trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the fund's NAV is not calculated. Thus, the calculation of the fund's NAV does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the fund's shares. Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the fund's shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended October 31:

                                                             Amount Received
                                                              in Connection
                                Total      Amount Retained   with Redemptions
                             Commissions   by Distributors   and Repurchases
                             Received ($)        ($)               ($)
  -----------------------------------------------------------------------------
  1998
  Convertible Fund            1,162,596         108,306           24,871
  Equity Fund                 1,861,175         180,988           25,388
  Global Fund                   234,760          13,932            2,369
  Short-Intermediate Fund       383,582          50,338              -
  1997
  Convertible Fund            1,373,166         130,410            8,497
  Equity Fund                 1,524,045         144,609           13,137
  Global Fund                    16,188          12,577            3,054
  Short-Intermediate Fund       330,666          42,408              -
  1996
  Convertible Fund            1,132,135         117,440            1,285
  Equity Fund                 1,819,338         186,833            1,595
  Global Fund                    27,589             293              813
  Short-Intermediate Fund       229,997          29,004              -

Distributors may be entitled to reimbursement under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the fund for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES Each class has a separate distribution or "Rule 12b-1" plan. Under each plan, the fund shall pay or may reimburse
Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to securities dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

The distribution and service (12b-1) fees charged to each class are based only on the fees attributable to that particular class.

THE CLASS A PLAN. Payments by the fund under the Class A plan may not exceed 0.25% per year for the Convertible Fund and the Equity Fund, 0.15% per year for the Global Fund, and 0.10% per year for the Short-Intermediate Fund, of Class A's average daily net assets, payable quarterly. All distribution expenses over this amount will be borne by those who have incurred them.

In implementing the Class A plan, the board has determined that the annual fees payable by the Convertible Fund and the Equity Fund under the plan will be equal to the sum of: (i) the amount obtained by multiplying 0.25% by the average daily net assets represented by the fund's Class A shares that were acquired by investors on or after May 1, 1994, the effective date of the plan (new assets), and (ii) the amount obtained by multiplying 0.15% by the average daily net assets represented by the fund's Class A shares that were acquired before May 1, 1994 (old assets). The board has determined that the annual fees payable by the Global Fund under the plan will be equal to the sum of (i) 0.15% of new assets, and (ii) 0.05% of old assets. The board has determined that the annual fees payable by the Short-Intermediate Fund under the plan will be equal to the sum of (i) 0.10% of new assets, and (ii) 0.05% of old assets. These fees will be paid to the current securities dealer of record on the account. In addition, until such time as the maximum payment of 0.25% for the Convertible Fund and the Equity Fund, 0.15% for the Global Fund, and 0.10% for the Short-Intermediate Fund is reached on a yearly basis, up to an additional 0.05% will be paid by the Convertible Fund and the Equity Fund, and up to an additional 0.02% will be paid by the Global Fund and the Short-Intermediate Fund to Distributors under the plans. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.

The fee is a Class A expense. This means that all Class A shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate will be at least 0.20% (0.15% plus 0.05%) for the Convertible Fund and the Equity Fund, and 0.07% (0.05% plus 0.02%) for the Global Fund and the Short-Intermediate Fund, of the average daily net assets of Class A and, as Class A shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class A shares purchased on or after May 1, 1994, increases in relation to outstanding Class A shares, the expenses attributable to payments under the plan will also increase (but will not exceed 0.25% of average daily net assets for the Convertible Fund and the Equity Fund, 0.15% of average daily net assets for the Global Fund, and 0.10% of average daily net assets for the Short-Intermediate Fund). While this is the currently anticipated calculation for fees payable under the Class A plan, the plan permits the board to allow the fund to pay a full 0.25% on all assets of the Convertible Fund or the Equity Fund, 0.15% on all assets of the Global Fund, and 0.10% on all assets of the Short-Intermediate Fund at any time. The approval of the board would be required to change the calculation of the payments to be made under the Class A plan.

The Class A plan does not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in later years.

THE CLASS B (EQUITY FUND ONLY) AND C PLANS. Under the Class B and C plans, the Convertible Fund and the Equity Fund pay Distributors up to 0.75% per year of the class's average daily net assets, and the Global Fund pays Distributors up to 0.50% per year, of the class's average daily net assets, payable quarterly, to pay Distributors or others for providing distribution and related services and bearing certain expenses. All distribution expenses over this amount will be borne by those who have incurred them. The Convertible Fund and the Equity Fund may also pay a servicing fee of up to 0.25% per year, and the Global Fund may also pay a servicing fee of up to 0.15% per year, of the class's average daily net assets, payable quarterly. This fee may be used to pay securities dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.

The expenses relating to each of the Class B and C plans are also used to pay Distributors for advancing the commission costs to securities dealers with respect to the initial sale of Class B and C shares. Further, the expenses relating to the Class B plan may be used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commission costs to securities dealers.

THE CLASS A, B AND C PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the fund, the manager or Distributors or other parties on behalf of the fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.

In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the National Association of Securities Dealers, Inc.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the fund, and alternate means for continuing the servicing would be sought. In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the board, including a majority vote of the board members who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such board members be done by the noninterested members of the fund's board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the noninterested board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with the manager or by vote of a majority of the outstanding shares of the class. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the noninterested board members, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the board with such other information as may reasonably be requested in order to enable the board to make an informed determination of whether the plans should be continued.

For the fiscal year ended October 31, 1998, Distributors eligible expenditures for advertising, printing, and payments to underwriters and broker-dealers pursuant to the plans and the amounts the fund paid Distributors under the plans were:

                               Distributors' Eligible     Amount Paid
                                    Expenses ($)        by the Fund ($)
-------------------------------------------------------------------------
Convertible Fund - Class A             860,537              515,494
Convertible Fund - Class C             610,818              451,619
Equity Fund -Class A                 1,518,121            1,030,358
Equity Fund - Class C                  982,721              683,995
Global Fund - Class A                  321,321              125,026
Global Fund - Class C                  113,020               34,970
Short-Intermediate - Class A           575,945              175,727

PERFORMANCE
------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the fund. The average annual total returns for the indicated periods ended October 31, 1998, were:

                                  1 Year        5 Years        10 Years
----------------------------------------------------------------------------
Class A
Convertible Fund                  -15.12%        7.38%          10.75%
Equity Fund                         4.57%       11.80%          12.90%
Global Fund                         1.12%        4.59%           7.20%
Short-Intermediate Fund             4.94%        4.49%           6.79%

                                                 Since
                                  1 Year       Inception    Inception Date
----------------------------------------------------------------------------
Class C
Convertible Fund                  -12.30%        6.72%         10/2/95
Equity Fund                         8.10%       14.85%         10/2/95
Global Fund                         3.14%        7.40%          5/1/95

These figures were calculated according to the SEC formula:

     n
P(1+T)  = ERV

where:

P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended October 31, 1998, were:

                                 1 Year        5 Years         10 Years
----------------------------------------------------------------------------
Class A
Convertible Fund                -15.12%        42.79%          177.61%
Equity Fund                       4.57%        74.63%          236.33%
Global Fund                       1.12%        25.68%           92.50%
Short-Intermediate Fund           4.94%        24.56%           92.89%

                                 1 Year    Since Inception  Inception Date
----------------------------------------------------------------------------
Class C
Convertible Fund                -12.30%        22.17%          10/2/95
Equity Fund                       8.10%        53.16%          10/2/95
Global Fund                       3.14%        29.68%           5/1/95

CURRENT YIELD Current yield shows the income per share earned by the fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yields for the 30-day period ended October 31, 1998, were:

                                 Class A     Class C
--------------------------------------------------------
Convertible Fund                  5.67%       5.23%
Equity Fund                       3.11%       2.54%
Global Fund                       5.31%       4.96%
Short-Intermediate Fund           3.73%        N/A

These figures were obtained using the following SEC formula:

                    6
Yield = 2 [(a-b + 1)  - 1]
            ---
            cd

where:

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were  entitled to receive  dividends
d = the maximum offering price per share on the last day of the period

CURRENT DISTRIBUTION RATE Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time. The current distribution rates for the 30-day period ended October 31, 1998, were:

                                 Class A     Class C
--------------------------------------------------------
Convertible Fund                  4.81%       4.36%
Equity Fund                       2.95%       2.43%
Global Fund                       6.96%       6.69%
Short-Intermediate Fund           5.05%        N/A

VOLATILITY Occasionally statistics may be used to show the fund's volatility or risk. Measures of volatility or risk are generally used to compare the fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The fund may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Franklin Resources, Inc. is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS To help you better evaluate how an investment in the fund may satisfy your investment goal, advertisements and other materials about the fund may discuss certain measures of fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks that trade on the New York Stock Exchange. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

o Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

o  Financial publications: The WALL STREET JOURNAL, and BUSINESS WEEK, CHANGING
   TIMES,  FINANCIAL  WORLD,  FORBES,   FORTUNE,  and  MONEY  magazines  provide
   performance statistics over specified time periods.

o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

o Salomon Brothers Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

o Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

o Lehman Brothers Aggregate Bond Index or its component indices measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

o Historical data supplied by the research departments of CS First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

o Yields and total return of other taxable investments including CDs, money market deposit accounts, checking accounts, savings accounts, money market mutual funds, and repurchase agreements.

o Yields of other countries' government and corporate bonds as compared to U.S. government and corporate bonds to illustrate the potentially higher returns available outside the United States.

o IBC's Money Fund Report - industry averages for seven-day annualized and compounded yields of taxable, tax-free, and government money funds.

o Salomon Brothers World Government Bond Index, or its component indices. The World Government Bond Index covers the available market for domestic government bonds worldwide. It includes all fixed-rate bonds with a remaining maturity of one year or longer with amounts outstanding of at least the equivalent of $25 million dollars. The index provides an accurate, replicable fixed- income benchmark for market performance.
   Returns are in local currency.

o  Morningstar  -  information   published  by  Morningstar,   Inc.,  including
   Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

From time to time, advertisements or information for the fund may include a discussion of certain attributes or benefits to be derived from an investment in the fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare the fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the fund to calculate its figures. In addition, there can be no assurance that the fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
------------------------------------------------------------------------------

The fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the fund cannot guarantee that these goals will be met.

The fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services more than 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $216 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 117 U.S. based open-end investment companies to the public. The fund may identify itself by its NASDAQ symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

The Information Services & Technology division of Franklin Resources, Inc. (Resources) established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.

DESCRIPTION OF BOND RATINGS
------------------------------------------------------------------------------

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION (S&P)

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.



FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN GLOBAL GOVERNMENT INCOME FUND
FRANKLIN SHORT-INTERMEDIATE
U.S. GOVERNMENT SECURITIES FUND

ADVISOR CLASS

STATEMENT OF
ADDITIONAL INFORMATION

MARCH 1, 1999

777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777 1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the fund's prospectus. The fund's prospectus, dated March 1, 1999, which we may amend from time to time, contains the basic information you should know before investing in the fund. You should read this SAI together with the fund's prospectus.

The audited financial statements and auditor's report in the trust's Annual Report to Shareholders, for the fiscal year ended October 31, 1998, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS

Goals and Strategies
Risks
Officers and Trustees
Management and Other Services
Portfolio Transactions
Distributions and Taxes
Organization, Voting Rights and Principal Holders
Buying and Selling Shares
Pricing Shares
The Underwriter
Performance
Miscellaneous Information
 Description of Bond Ratings

------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
------------------------------------------------------------------------------

GOALS AND STRATEGIES
------------------------------------------------------------------------------

The Global Fund's investment goal is to provide high current income,  consistent
with  preservation  of  capital,   with  capital  appreciation  as  a  secondary
consideration.

The  Short-Intermediate  Fund's investment goal is to provide as high a level of
current  income  as  is  consistent   with  prudent   investing   while  seeking
preservation of shareholders' capital.

These goals are fundamental, which means they may not be changed without shareholder approval.

GLOBAL FUND

The fund seeks to achieve its objective by investing at least 65% of its total assets in securities issued or guaranteed by domestic and foreign governments and their political subdivisions, including the U.S. government, its agencies, and authorities or instrumentalities (U.S. government securities). The fund considers securities issued by central banks that are guaranteed by their national governments to be government securities.

The fund  selects  investments  to  provide a high  current  yield and  currency stability, or a combination of yield, capital appreciation, and currency appreciation consistent with the fund's objective. The fund may also seek to protect or enhance income, or protect capital, through the use of forward currency exchange contracts, options, futures contracts, options on futures, and interest rate swaps, all of which are generally considered "derivative securities."

The fund will allocate its assets among securities of various issuers, geographic regions, and currency denominations in a manner that is consistent with its objective based upon relative interest rates among currencies, the outlook for changes in these interest rates, and anticipated changes in worldwide exchange rates. In considering these factors, the fund will evaluate a country's economic and political conditions such as inflation rate, growth prospects, global trade patterns, and government policies.

As a global fund, the fund may invest in securities issued in any currency and may hold foreign currency. Securities of issuers within a given country may be denominated in the currency of another country, or in multinational currency units such as the euro or the European Currency Unit (ECU).

Under normal economic conditions, the fund invests at least 65% of its total assets in fixed-income securities such as bonds, notes, and debentures. Some of the fixed-income securities may be convertible into common stock or be traded together with warrants for the purchase of common stocks, although the fund has no current intention of converting such securities into equity or holding them as equity upon such conversion. The remaining 35% may be invested, to the extent available and permissible, in equity securities, foreign or domestic currency deposits, or equivalents such as short-term U.S.
Treasury notes or repurchase agreements.

The fund may invest in debt securities with varying maturities. Under current market conditions, it is expected that the dollar-weighted average maturity of the fund's investments will not exceed 15 years. Generally, the portfolio's average maturity will be shorter when the manager expects interests rates worldwide or in a particular country to rise, and longer when the manager expects interest rates to fall.

The fund may also invest in other fixed-income securities of both domestic and foreign issuers including preferred and preference stock and all types of long-term or short-term debt obligations, such as bonds, debentures, notes, commercial paper, equipment lease certificates, equipment trust certificates, and conditional sales contracts. These fixed-income securities may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participation based on revenues, sales, or profits; or the purchase of common stock in a unit transaction (where an issuer's debt securities and common stock are offered as a unit). The fund will limit its investments in warrants, valued at the lower of cost or market, to 5% of the fund's net assets or to warrants attached to securities.

The fund may also invest in debt securities of supranational entities denominated in any currency. A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Investment Bank, and the Asian Development Bank. The fund may, in addition, invest in debt securities denominated in multinational currencies of issuers in any country (including supranational issuers). The fund is further authorized to invest in "semi-governmental securities," which are debt securities issued by entities owned by either a national, state, or equivalent government or are obligations of a government jurisdiction that are not backed by its full faith and credit and general taxing powers. U.S. rating agencies do not rate many debt obligations of foreign issuers, especially developing market issuers, and their selection for the fund depends on the manager's internal analysis.

SHORT-INTERMEDIATE FUND

The fund intends to invest up to 100% of its net assets in U.S. government securities. As a fundamental policy, the fund must invest at least 65% of its net assets in U.S. government securities. SEC guidelines require at least 65% of the fund's total assets be invested in U.S. government securities, and the fund will follow that policy notwithstanding its fundamental policy.

The fund may invest in obligations either issued or guaranteed by the U.S. government and its agencies or instrumentalities including, but not limited to, the following: direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds; and obligations of U.S. government agencies or instrumentalities such as Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Banks for Cooperatives (including Central Bank for Cooperatives), Federal Land Banks, Federal Intermediate Credit Banks, Tennessee Valley Authority, Export-Import Bank of the United States, Commodity Credit Corporation, Federal Financing Bank, Student Loan Marketing Association, Federal Home Loan Mortgage Corporation, or National Credit Union Administration.

The fund may purchase certain U.S. government securities at a discount. These securities, when held to maturity or retired, may include an element of capital gain. The fund does not intend to hold securities for the purpose of achieving capital gains, but will generally hold them as long as current yields on these securities remain attractive. The fund may realize capital losses when securities purchased at a premium are held to maturity or are called or redeemed at a price lower than their purchase price. The fund may also realize capital gains or losses upon the sale of securities.

CONCENTRATION The fund will not invest more than 25% of the value of its total assets in any one particular industry.

CREDIT UNION INVESTMENT REGULATIONS This section summarizes the Short-Intermediate Fund's investment policies, under which, in the opinion of the fund and based on the fund's understanding of laws and regulations governing investment by federal credit unions on January 1, 1998, the fund would be a permissible investment for federal credit unions. CREDIT UNION INVESTORS ARE ADVISED TO CONSULT THEIR OWN LEGAL ADVISERS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE SHORT-INTERMEDIATE FUND CONSTITUTE LEGAL INVESTMENTS FOR THEM.

All investments of the Short-Intermediate Fund will be subject to the following limitations:

(a) All purchases and sales of securities will provide for delivery by regular-way settlement. Regular-way settlement means delivery of a security from a seller to a buyer within the time frame that the securities industry has established for that type of security.

(b) Any investments by the Short-Intermediate Fund in variable-rate investments will be limited to variable-rate investments where the index is tied to domestic interest rates (including the U.S. dollar-denominated LIBOR) and not to foreign currencies, foreign interest rates, or domestic or foreign commodity prices, equity prices, or inflation rates.

(c) Although the Short-Intermediate Fund does not intend, as of the date of this SAI, to invest in such securities, any investments by the fund in a registered investment company or collective investment fund will be limited to a company or fund the prospectus of which restricts the investment portfolio to investments and investment transactions that are permissible for federal credit unions.

(d) Although the Short-Intermediate Fund does not intend, as of the date of this SAI, to invest in collateralized mortgage obligations (CMOs) or real estate mortgage investment conduits (REMICs), any investments by the fund in such securities would be subject to the following conditions. In general, the Short-Intermediate Fund may only invest in CMOs or REMICs that meet the following tests, based on testing performed quarterly or more frequently as required: (i) the CMO or REMIC's average life is 10 years or less; (ii) the CMO or REMIC's estimated average life extends by 4 years or less, assuming an immediate and sustained parallel shift in interest rates of up to and including plus 300 basis points, and shortens by 6 years or less, assuming an immediate and sustained parallel shift in interest rates of up to and including minus 300 basis points; and (iii) the CMO's or REMIC's estimated price change is 17 percent or less, as a result of an immediate and sustained parallel shift in interest rates of up to and including plus and minus 300 basis points.

(e) Although the Short-Intermediate Fund does not intend, as of the date of this SAI, to do so, the fund may purchase and hold a municipal security only if a nationally recognized statistical rating organization has rated it in one of the highest rating categories.

(f) Although the Short-Intermediate Fund does not intend, as of the date of this SAI, to do so, the fund may invest in the following instruments issued by an institution specified in Section 107(8) of the Federal Credit Union Act or branch: (i) Yankee dollar deposits; (ii) Eurodollar deposits; (iii) banker's acceptances; (iv) deposit notes; and (v) bank notes with original weighted average maturities of less than five years.

(g) The Short-Intermediate Fund will only engage in repurchase transactions, in which the fund agrees to purchase a security from a counterparty and to resell the same or an identical security to that counterparty at a specified future date and at a specified future price, under the following conditions: (i) the repurchase securities will be legal investments for federal credit unions; (ii) the fund will receive a daily assessment of the market value of the repurchase securities, including accrued interest, and maintain adequate margin that reflects a risk assessment of the repurchase securities and the term of the transaction; and (iii) the fund will have entered into signed contracts with all approved counterparties.

(h) Although the Short-Intermediate Fund does not intend, as of the date of this SAI, to invest in reverse repurchase agreements, in the event that the fund were to engage in such transactions, the fund would, in addition to abiding by its fundamental policies and the regulations of the SEC with respect to borrowing, engage in reverse repurchase agreements subject to the following conditions: (i) any securities the fund receives will be permissible investments for federal credit unions, the fund will receive a daily assessment of their market value, including accrued interest, and the fund will maintain adequate margin that reflects a risk assessment of the securities and the term of the transaction;
(ii) any investments the fund purchases with any cash it receives will be permissible for federal credit unions and mature no later than the maturity of the transaction; and (iii) the fund will have entered into signed contracts with all approved counterparties.

(i) The Short-Intermediate Fund may engage in securities lending transactions subject to the following conditions: (i) the fund will receive written confirmation of the loan; (ii) the collateral for the loan will consist of cash, and any investments the fund purchases with that cash will be permissible for federal credit unions and will mature no later than the maturity of the transaction; and (iii) the fund will have executed a written loan and security agreement with the borrower.

(j) The Short-Intermediate Fund will not (i) purchase or sell financial derivatives, such as futures, options, interest rate swaps, or forward rate agreements; (ii) engage in adjusted trading or short sales; (iii) purchase stripped mortgage backed securities, residual interests in CMOs or REMICs, mortgage servicing rights, commercial mortgage related securities, or small business related securities; or (iv) purchase a zero coupon investment with a maturity date that is more than 10 years from the settlement date.

Below is additional information about the various securities the funds may buy.

DEBT SECURITIES A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures, and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the fund's net asset value per share.

Independent rating organizations rate debt and convertible securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. Below investment grade securities are generally those rated Ba or lower by Moody's Investors Service, Inc. (Moody's) or BB or lower by Standard & Poor's Corporation(R) (S&P). Please see the Appendix for a description of ratings.

The funds will not invest in securities the manager believes involve excessive risk. In the event a ratings service changes the rating on an issue held in a fund's portfolio or the security goes into default, the manager will consider that event in its evaluation of the overall investment merits of that security but will not necessarily sell the security.

Ratings, which represent the opinions of the rating services with respect to the securities and are not absolute standards of quality, will be considered in connection with the investment of the funds' assets but will not be a determining or limiting factor. In its investment analysis of securities being considered for a fund's portfolio, rather than relying principally on the ratings assigned by rating services, the manager may also consider, among other things, relative values based on such factors as anticipated cash flow, interest coverage, asset coverage, earnings prospects, the experience and managerial strength of the issuer, responsiveness to changes in interest rates and business conditions, debt maturity schedules and borrowing requirements, and the issuer's changing financial condition and public recognition thereof.

OTHER FIXED-INCOME SECURITIES. The Global Fund may purchase fixed-income securities of both domestic and foreign issuers including, among others, preference stock and all types of long-term or short-term debt obligations, such as equipment trust certificates, equipment lease certificates, and conditional sales contracts. Equipment-related instruments are used to finance the acquisition of new equipment. The instrument gives the bond-holder the first right to the equipment in the event that interest and principal are not paid when due. Title to the equipment is held in the name of the trustee, usually a bank, until the instrument is paid off. Equipment-related instruments usually mature over a period of 10 to 15 years. In practical effect, equipment trust certificates, equipment lease certificates, and conditional sale contracts are substantially identical; they differ mainly in legal structure. These fixed-income securities may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participation based on revenues, sales, or profits; or the purchase of common stock in a unit transaction (where an issuer's debt securities and common stock are offered as a unit).

U.S. GOVERNMENT SECURITIES The funds may invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, such as GNMA, which carries a guarantee backed by the full faith and credit of the U.S. Treasury. GNMA may borrow from the U.S. Treasury to the extent needed to make payments under its guarantee. No assurances can be given, however, that the U.S. government will provide financial support to the obligations of the other U.S. government agencies or instrumentalities in which the funds may invest, since it is not obligated to do so. These agencies and instrumentalities are supported by the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury, the discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality, or the credit of the agency or instrumentality.

U.S. government securities do not generally involve the credit risks associated with other types of interest-bearing securities, and, as a result, the yields available from such securities are generally lower than the yields available from other types of interest-bearing securities. Like all interest-bearing securities, however, the market values of U.S. government securities change as interest rates fluctuate. In addition, the mortgages underlying GNMAs are subject to repayment prior to maturity, and in times of falling mortgage interest rates premature repayments may be more likely. To the extent GNMAs held by the fund are prepaid, the returned principal will be reinvested in new obligations at then-prevailing interest rates which may be lower than those of previously held obligations.

FOREIGN SECURITIES Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries, but investments will not be made in any securities issued without stock certificates or comparable stock documents. The Global Fund does not consider any security that it acquires outside the U.S. and that is publicly traded in the U.S., on a foreign securities exchange, or in a foreign securities market to be illiquid so long as the fund acquires and holds the security with the intention of re-selling the security in the foreign trading market, the fund reasonably believes it can readily dispose of the security for cash in the U.S. or foreign market, and current market quotations are readily available.

Investments in foreign securities where delivery takes place outside the U.S. will be made in compliance with applicable U.S. and foreign currency restrictions and other laws limiting the amount and type of foreign investments.

OBLIGATIONS OF DEVELOPING COUNTRIES. The Global Fund may invest in the fixed-income obligations of governments, government agencies, and corporations of developing countries. As of the date of this SAI, such opportunities are limited as many developing countries are rescheduling their existing loans and obligations. However, as restructuring is completed and economic conditions improve, these obligations may become available at discounts and offer the Global Fund the potential for current U.S. dollar income. These instruments are not traded on any exchange. However, the manager believes there may be a market for such securities either in multinational companies wishing to purchase such assets at a discount for further investment, or from the issuing governments which may decide to redeem their obligations at a discount.

ZERO COUPON BONDS The Short-Intermediate Fund may invest in zero coupon bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities. Zero coupon bonds are debt obligations that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compounds over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. The fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations.

EQUITY SECURITIES Equity securities generally entitle the holder to participate in a company's general operating results. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock, as well as securities convertible into common stocks. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities, warrants, or rights. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price.

BANK SECURITIES The Global Fund may invest in obligations of domestic and foreign banks which, at the date of investment, have total assets (as of the date of their most recently published financial statements) in excess of one billion dollars (or foreign currency equivalent at then-current exchange rates).

LOAN PARTICIPATIONS The Global Fund may acquire loan participations in which the fund will buy from a lender a portion of a larger loan that the lender has made to a borrower. Generally, loan participations are sold without guarantee or recourse to the lending institution and are subject to the credit risks of both the borrower and the lending institution. Loan participations, however, may enable the fund to acquire an interest in a loan from a financially strong borrower, which the fund could not do directly.

Loan participations may have speculative characteristics. The Global Fund may purchase loan participations at par or which sell at a discount because of the borrower's credit problems. To the extent the borrower's credit problems are resolved, the loan participation may appreciate in value but not beyond par value.

The Global Fund may acquire loan participations that sell at a discount, from time to time, when it believes the investments offer the possibility of long-term appreciation in value in addition to current income. An investment in loan participations carries a high degree of risk and may have the consequence that interest payments with respect to such securities may be reduced, deferred, suspended, or eliminated and may have the further consequence that principal payments may likewise be reduced, deferred, suspended, or cancelled, causing the loss of the entire amount of the investment. The Global Fund generally will acquire loans from a bank, finance company, or other similar financial services entity (Lender).

Loan participations are interests in floating- or variable-rate senior loans (Loans) to U.S. corporations, partnerships, and other entities (Borrowers). The Loans typically have the most senior position in a Borrower's capital structure, although some Loans may hold an equal ranking with other senior securities of the Borrower. Although the Loans generally are secured by specific collateral, the Global Fund may invest in Loans that are not secured by any collateral. Uncollateralized Loans pose a greater risk of nonpayment of interest or loss of principal than do collateralized Loans. The collateral underlying a collateralized Loan may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would fully satisfy a Borrower's obligation under a Loan. The Global Fund is not subject to any restrictions with respect to the maturity of the Loans in which it purchases participation interests.

Loans generally are not rated by nationally recognized statistical rating organizations. Ratings of other securities issued by a Borrower do not necessarily reflect adequately the relative quality of a Borrower's Loans. Therefore, although the manager may consider ratings in determining whether to invest in a particular Loan, such ratings will not be the determinative factor in the manager's analysis.

Loans are not readily marketable and may be subject to restrictions on resale. Any secondary purchases and sales of loan participations generally are conducted in private transactions between buyers and sellers.

When acquiring a loan participation, the Global Fund will have a contractual relationship only with the Lender (typically an entity in the banking, finance, or financial services industries), not with the Borrower. The Global Fund has the right to receive payments of principal and interest to which it is entitled only from the Lender selling the loan participation and only upon receipt by the Lender of payments from the Borrower. In connection with purchasing loan participations, the Global Fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower, and the Fund may not directly benefit from the collateral supporting the Loan in which it has purchased the loan participation. As a result, the Global Fund may assume the credit risk of both the Borrower and the Lender selling the loan participation. In the event of the insolvency of the Lender selling a loan participation, the Global Fund may be treated as a general creditor of the Lender, and may not benefit from any set-off between the Lender and the Borrower.

CASH MANAGEMENT There are no restrictions or limitations on investments in obligations of the U.S. or of corporations chartered by Congress as federal government instrumentalities. The underlying assets of the funds may be retained in cash, including cash equivalents, which are Treasury bills, commercial paper, and short-term bank obligations such as certificates of deposit, bankers' acceptances, and repurchase agreements. It is intended, however, that only so much of the underlying assets of the funds be retained in cash as is deemed desirable or expedient under then-existing market conditions.

TEMPORARY INVESTMENTS When the funds' manager believes that the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist, it may invest each fund's portfolio in a temporary defensive manner.

During periods when the manager believes that the Global Fund should be in a temporary defensive position, the fund may have less than 25% of its assets concentrated in foreign government securities and may invest instead in U.S. government securities, or in cash (including foreign currency) or cash-equivalent, short-term obligations, including, but not limited to, the following: CDs, commercial paper, short-term notes, and repurchase agreements secured by U.S. government securities. In particular, for defensive purposes a larger portion of the Global Fund's assets may be invested in U.S. dollar denominated obligations to reduce the risks inherent in non-dollar denominated assets.

LOANS OF PORTFOLIO SECURITIES Each fund may lend its portfolio securities to qualified securities dealers or other institutional investors, if such loans do not exceed the following percentage of the value of the fund's total assets at the time of the most recent loan: 30% in the case of the Global Fund, and 10% in the case of the Short-Intermediate Fund. The borrower must deposit with the fund's custodian bank collateral with an initial market value of at least 102% of the market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 102%. This collateral shall consist of cash. Under the securities loan agreement, the fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

WHEN-ISSUED SECURITIES The Global Fund may purchase securities on a "when-issued" or "forward-delivery" basis, and the Short-Intermediate Fund may buy obligations on a when-issued or "delayed-delivery" basis, which means that the obligations will be delivered at a future date. Although the funds are not limited in the amount of securities they may commit to buy on such basis, it is expected that under normal circumstances the Global Fund will not commit more than 30% of its assets to such purchases. The fund does not pay for the securities until received, nor does the fund start earning interest on them until the scheduled delivery date. In order to invest its assets immediately while awaiting delivery of securities purchased on such basis, the Global Fund will normally invest the amount required to settle the transaction in short-term securities that offer same-day settlement and earnings. These short-term securities may bear interest at a lower rate than longer-term securities.

Purchases of securities on a when-issued, forward-delivery, or delayed-delivery basis are subject to more risk than other types of purchases, including market fluctuation and the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into. Although a fund will generally buy securities on a when-issued basis with the intention of acquiring the securities and not for speculative purposes, it may sell the securities before the settlement date if it is deemed advisable. In such a case, the fund may incur a gain or loss because of market fluctuations during the period since the fund committed to purchase the securities. When a fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Short-Intermediate Fund engages in when-issued and delayed delivery transactions, it will do so only for the purpose of acquiring portfolio securities consistent with the fund's investment objective and policies, and not for the purpose of investment leverage. In when-issued and delayed delivery transactions, the fund relies on the seller to complete the transaction. The other party's failure may cause the fund to miss a price or yield considered advantageous.

REPURCHASE AGREEMENTS In a repurchase agreement, a fund buys U.S. government securities from a bank or broker-dealer at one price and agrees to sell them back to the bank or broker-dealer at a higher price on a specified date. A custodian bank approved by the funds' board of trustees (Board) holds the securities subject to resale on behalf of the fund. The bank or broker-dealer must transfer to the custodian securities with an initial market value of at least 102% of the repurchase price to help secure the obligation to repurchase the securities at a later date. The securities are then marked-to-market daily to maintain coverage of at least 100%. If the bank or broker-dealer does not repurchase the securities as agreed, a fund may experience a loss or delay in the liquidation of the securities underlying the repurchase agreement and may also incur liquidation costs. The funds, however, intend to enter into repurchase agreements only with banks or broker-dealers that are considered creditworthy (i.e., banks or broker-dealers that have been determined by the funds' manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction).

REVERSE REPURCHASE AGREEMENTS. The Global Fund may also enter into reverse repurchase agreements, which are the opposite of repurchase agreements but involve similar mechanics and risks. The Global Fund sells securities to a bank or dealer and agrees to repurchase them at a mutually agreed price and date. Cash or liquid high-grade debt securities having an initial market value, including accrued interest, equal to at least 102% of the dollar amount sold by the Global Fund are segregated as collateral and marked-to-market daily to maintain coverage of at least 100%. A default by the purchaser might cause the Global Fund to experience a loss or delay in the liquidation costs. The Global Fund intends to enter into reverse repurchase agreements with domestic or foreign banks or securities dealers. The manager will evaluate the creditworthiness of these entities prior to engaging in such transactions, under the general supervision of the fund's Board.

BORROWING The Global Fund may borrow from banks, for temporary or emergency purposes only, up to 30% of its total assets, and pledge up to 30% of its total assets in connection therewith. The Global Fund will not make new investments while any outstanding borrowings exceed 5% of its total assets. The Short-Intermediate Fund does not borrow money or mortgage or pledge any of its assets, except that it may borrow from banks for temporary or emergency purposes up to 5% of its total assets and pledge up to 5% of its total assets in connection therewith.

ILLIQUID INVESTMENTS Each fund's policy is not to invest more than 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the fund has valued them.

Illiquid investments include, among other things, repurchase agreements of more than seven days duration, over-the-counter options and the assets used to cover such options, and other securities which are not readily marketable. Investments in savings deposits are generally considered illiquid and will, together with other illiquid investments, not exceed 10% of each fund's total net assets. Notwithstanding this limitation, the Board has authorized each fund to invest in securities that cannot be offered to the public for sale without first being registered under the Securities Act of 1933, as amended (1933 Act) (restricted securities), where such investment is consistent with the fund's investment objective and has authorized such securities to be considered liquid to the extent the manager determines that there is a liquid institutional or other market for such securities. For example, restricted securities that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act and for which a liquid institutional market has developed will be considered liquid even though such securities have not been registered pursuant to the 1933 Act.

The Board will review any determination by the manager to treat a restricted security as a liquid security on an ongoing basis, including the manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the manager and the Board will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts.

The Short-Intermediate Fund has not purchased and does not intend currently to purchase illiquid or restricted securities.

CURRENCY TECHNIQUES AND HEDGING The Global Fund may invest in options, futures, options on futures, and forward contracts, although the fund has no present intention of using any of these techniques except forward contracts. While there are no specific limits on the fund's use of these practices other than those limits stated below, the fund only engages in these practices for hedging purposes, or in other words for the purpose of protecting against declines in the value of the fund's portfolio securities and the income on these securities. The production of additional income may at times be a secondary purpose of these practices.

FORWARD CURRENCY EXCHANGE CONTRACTS. The Global Fund may enter into forward currency exchange contracts (forward contracts) to attempt to minimize the risk to the fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers.

The fund may construct an investment position by combining a debt security denominated in one currency with a forward contract calling for the exchange of that currency for another currency. The investment position is not itself a security but is a combined position (i.e., a debt security coupled with a forward contract) that is intended to be similar in overall performance to a debt security denominated in the currency purchased.

The fund may also enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Additionally, for example, when the fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the fund's portfolio securities denominated in such foreign currency. Similarly, when the fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

The fund sets aside or segregates sufficient cash, cash equivalents, or readily marketable debt securities held by its custodian bank as deposits for commitments created by open forward contracts. The fund will cover any commitments under these contracts to sell currency by owning or acquiring the underlying currency (or an absolute right to acquire such currency). The segregated account will be marked-to-market daily. The ability of the fund to enter into forward contracts is limited only to the extent forward contracts would, in the opinion of the manager, impede portfolio management or the ability of the fund to honor redemption requests.

Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or between foreign currencies. Unanticipated changes in currency exchange rates also may result in poorer overall performance for the fund than if it had not entered into such contracts.

The Board has adopted the requirement that the Global Fund may only use futures contracts and options on futures contracts for hedging purposes and not for speculation. In addition, the Global Fund will not buy or sell futures contracts and options on futures contracts if immediately thereafter the amount of initial margin deposits on all the futures positions of the fund and premiums paid on options on futures contracts would exceed 5% of the market value of the total assets of the fund.

OPTIONS ON FOREIGN CURRENCIES. The Global Fund may buy and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter) for hedging purposes to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities or other assets to be acquired. As in the case of other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. The fund could be required to buy or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the fund's position, the fund may forfeit the entire amount of the premium plus related transaction costs.

DERIVATIVE SECURITIES Although the Global Fund has no present intention of investing in the following types of securities, the fund may invest in the securities described below. These securities are generally considered "derivative securities."

OPTIONS. Although the Global Fund's present policy, which may be changed without shareholder approval, is not to invest in options on securities, the fund may write covered put and call options and buy put and call options on U.S. or foreign securities that are traded on U.S. and foreign securities exchanges and in over-the-counter markets.

The risks of the Global Fund's transactions in options on foreign exchanges are similar to the risks of investing in foreign securities. In addition, a foreign exchange may impose different exercise and settlement terms, procedures, and margin requirements than an U.S. exchange.

The Global Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, the fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option plus transaction costs.

The Global Fund may buy call options to hedge against an increase in the price of securities that the fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce any benefit the Global Fund may realize upon exercise of the option. Unless the price of the underlying security rises sufficiently, the option may expire resulting in a loss to the Global Fund equal to the cost of the options.

The ability of the Global Fund to engage in options transactions is subject to the following limitations: a) the fund may not invest more than 5% of its total assets in options (including straddles and spreads); b) the obligations of the fund under put options written by the fund may not exceed 50% of the fund's net assets; and c) the aggregate premiums on all options purchased by the fund may not exceed 20% of its net assets.

Call options are short-term contracts (generally having a duration of nine months or less) which give the buyer of the option the right to buy and obligates the writer of the option to sell the underlying security at the exercise price at any time during the option period, regardless of the market price of the underlying security. The buyer of an option pays a cash premium that typically reflects, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand factors, and interest rates.

When the fund writes or sells covered call options, it will receive a cash premium which can be used in whatever way is felt to be most beneficial to the fund. The risk associated with covered option writing is that in the event of a price rise on the underlying security which would likely trigger the exercise of the call option, the fund will not participate in the increase in price beyond the exercise price.

A put option gives the holder the right to sell the underlying security at the option exercise price at any time during the option period. The fund may pay for a put either separately or by paying a higher price for securities that are purchased subject to a put, thereby increasing the cost of the securities and reducing the yield otherwise available from the same securities.

The writer of an option who wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. If the Global Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security. However, a writer or holder of an option may not effect a closing transaction after being notified of the exercise of the option.

The fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option. The fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option.

Effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other fund investments. There is no guarantee in any particular situation that either a closing purchase or a closing sale transaction can be effected. If the fund is unable to effect a closing purchase transaction in a secondary market with respect to options it has written, it will not be able to sell the underlying security or other asset covering the option until the option expires or it delivers the underlying security or asset upon exercise.

The writer of an option may have no control over when the underlying securities must be sold in the case of a call option, or purchased in the case of a put option, since the writer of certain options may be assigned an exercise notice at any time prior to the expiration of the option. Whether or not an option expires unexercised, the writer retains the amount of the premium.

There is no assurance that a liquid market will exist for a given option at any particular time. During the option period, if the fund has written a covered call option, it will have given up the opportunity to profit from a price increase in the underlying securities above the exercise price in return for the premium on the option. However, as long as its obligation as a writer continues, the fund will have retained the risk of loss should the price of the underlying security decline.

The Global Fund may write options in connection with "buy-and-write" transactions; that is, the fund may purchase a security and then write a call option against that security. The exercise price of the call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money"), or above ("out-of-the-money") the current value of the underlying security at the time the option is written.

INTEREST RATE SWAPS. The Global Fund may participate in interest rate swaps. An interest rate swap is the transfer between two counterparties of interest rate obligations, one of which has an interest rate fixed to maturity, while the other has an interest rate that changes in accordance with changes in a designated benchmark (i.e., London Interbank Offered Rate (LIBOR), prime, commercial paper, or other benchmarks). The obligations to make repayment of principal on the underlying securities are not exchanged. These transactions generally require the participation of an intermediary, frequently a bank.

Interest rate swaps permit a party seeking a floating rate obligation to acquire the obligation at a lower rate than is directly available in the credit market, while permitting the party desiring a fixed-rate obligation to acquire the obligation, also frequently at a price lower than is available in the capital markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at a low enough coupon rate to cover the cost involved.

FUTURES CONTRACTS. The Global Fund may enter into contracts for the purchase or sale for future delivery of debt securities or currency (futures contracts). A sale of a futures contract means the acquisition and assumption of a contractual obligation to deliver the securities or currency called for by the contract at a specified price on a specified date. A purchase of a futures contract means the acquisition of a contractual right and obligation to acquire the securities or currency called for by the contract at a specified price on a specified date. The Global Fund will enter into futures contracts that are based on foreign currencies or on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury bonds, Treasury notes, GNMA modified pass-through mortgage-backed securities, and three-month U.S. Treasury bills. The Global Fund may also enter into futures contracts that are based on corporate securities and non-U.S. government debt securities when such securities become available.

Although futures contracts by their terms call for the actual delivery or acquisition of securities or currency, in most cases the contractual obligation is terminated before the settlement date of the contract without having to make or take delivery of the securities or currency. The termination of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical offsetting futures contract calling for delivery in the same month. Such a transaction cancels the obligation to make or take delivery of the underlying security or currency. Since all transactions in the futures market are made, offset, or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Global Fund will incur brokerage fees when it purchases or sells futures contracts.

The ordinary spreads between prices in the cash (securities) or foreign currency and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures markets are subject to initial  deposit  and  variation  margin  requirements.  Rather  than meeting additional  variation margin  requirements,  investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash (securities) or foreign currency and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus causing distortions. Due to the possibility of such distortion, a correct forecast of general interest rate trends by the manager may still not result in a successful hedging transaction.

OPTIONS ON FUTURES CONTRACTS. The Global Fund intends to purchase and write options on futures contracts for hedging purposes only. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security or currency. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities or currency, it may or may not be less risky than direct ownership of the futures contract of the underlying debt securities or currency. As with the purchase of futures contracts, when the Global Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates or appreciation in the value of a foreign currency against the U.S. dollar.

If the Global Fund writes a call option on a futures contract and the futures price at expiration of the option is below the exercise price, the fund will retain the full amount of the option premium, which may provide a partial hedge against any decline that may have occurred in the value of the fund's portfolio holdings. If the futures price at expiration of the option is higher than the exercise price, the Global Fund will retain the full amount of the option premium, which may provide a partial hedge against any increase in the price of securities which the fund intends to purchase. If a put or call option the Global Fund has written is exercised, the fund will incur a loss, which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Global Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of its portfolio securities.

The Global Fund's ability to engage in the options on futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in options on futures are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in various types of options on futures. Therefore, no assurance can be given that the Global Fund will be able to use these instruments effectively for the purposes set forth above. Furthermore, the Global Fund's ability to engage in options on futures transactions may be limited by tax considerations.

OPTIONS ON FOREIGN CURRENCIES. The Global Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. As with other types of options, however, the benefit the Global Fund derives from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Global Fund could sustain losses on transactions in foreign currency options that would require the fund to forego a portion or all of the benefits of advantageous changes in such rates.

The Global Fund may also write options on foreign currencies for hedging purposes. As with other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium received, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Global Fund would be required to purchase or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium received. As a result of writing options on foreign currencies, the Global Fund may also be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable changes in currency exchange rates.

All call options written on foreign currencies will be covered.

The Global Fund proposes to take advantage of investment opportunities in the area of options, futures contracts, and options on futures contracts that are not presently contemplated for use by the fund or that are not currently available but may be developed in the future, to the extent such opportunities are both consistent with the fund's investment objective and policies and are legally permissible transactions for the fund. These opportunities, if they arise, may involve risks that are different from those involved in the options and futures activities described above.

INVESTMENT RESTRICTIONS Each fund has adopted the following restrictions as fundamental policies. This means they may only be changed if the change is approved by (i) more than 50% of the fund's outstanding shares or (ii) 67% or more of the fund's shares present at a shareholder meeting if more than 50% of the fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

The Global Fund may not:

1. Borrow money or mortgage or pledge any of the assets of the fund, except that it may borrow from banks, for temporary or emergency purposes, up to 30% of its total assets and pledge up to 30% of its total assets in connection therewith. (No new investments will be made by the fund while any outstanding borrowings exceed 5% of its total assets.)

2. Buy any securities on "margin," except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and except that the fund may make margin deposits in connection with futures contracts and options on futures contracts.

3. Lend any funds or other assets, except by the purchase of publicly distributed bonds, debentures, notes or other debt securities and except that portfolio securities of the fund may be loaned to securities dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower, provided such loans may not be made if, as a result, the aggregate of such loans exceeds 30% of the value of the fund's total assets (taken at market value) at the time of the most recent loan. Also, entry into repurchase agreements is not considered a loan for purposes of this restriction.

4. Act as underwriter of securities issued by other persons except insofar as the fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

5. Invest more than 25% of its assets in the securities of issuers in any one industry, other than foreign governments.

6. Purchase from or sell any portfolio securities to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, except that the fund may deal with such persons or firms as brokers and pay a customary brokerage commission; retain securities of any issuer, if to the knowledge of the fund, one or more of its officers, trustees or the investment manager own beneficially more than one-half of 1% of the securities of such issuer and all such persons together own beneficially more than 5% of such securities.

7. Acquire, lease or hold real estate (except such as may be necessary or advisable for the maintenance of its offices).

8. Invest in interests in oil, gas or other mineral exploration or development programs.

9. Invest in companies for the purpose of exercising control or management.

10. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issuer as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the fund's net assets (taken at market value) is held as collateral for such sales at any one time.

The Global Fund presently has the following additional restrictions, which are not fundamental and may be changed without shareholder approval.

The Global Fund may not:

1. Purchase any securities issued by a corporation that has not been in continuous operation for three years, but such period may include the operation of a predecessor.

2. Purchase securities of other investment companies.

3. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures contracts, forward contracts or repurchase transactions.

The Short-Intermediate Fund may not:

1. Borrow money or mortgage or pledge any of the assets of the Trust, except that borrowings (and a pledge of assets therefor) for temporary or emergency purposes may be made from banks in an amount up to 5% of total asset value.

2. Buy any securities on "margin" or sell any securities "short."

3. Lend any funds or other assets, except by the purchase of publicly distributed bonds, debentures, notes or other debt securities and except that securities of the fund may be loaned to securities dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower, provided such loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the fund's total assets at the time of the most recent loan. The entry into repurchase agreements is not considered a loan for purposes of this restriction.

4. Act as underwriter of securities issued by other persons, except insofar as the fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

5. Invest more than 5% of the value of the gross assets of the fund in the securities of any one issuer, but this limitation does not apply to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

6. Purchase the securities of any issuer which would result in owning more than 10% of any class of the outstanding voting securities of such issuer. To the extent permitted by exemptions granted under the 1940 Act, the fund may invest in shares of money market funds managed by Advisers or its affiliates.

7. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; or retain securities of any issuer if, to the knowledge of the trust, one or more of its officers, trustees or investment advisor own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

8. Purchase any securities issued by a corporation that has not been in continuous operation for three years, but such period may include the operation of a predecessor.

9. Acquire, lease or hold real estate.

10. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas or other mineral exploration or development programs. At present, there are no options listed for trading on a national securities exchange covering the types of securities which are appropriate for investment by the fund and, therefore, there are no option transactions available for the fund.

11. Invest in companies for the purpose of exercising control or management.

12. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; or except to the extent the fund invests its uninvested daily cash balances in shares of the Franklin Money Fund and other money market funds in the Franklin Group of Funds provided
i) its purchases and redemptions of such money fund shares may not be subject to any purchase or redemption fees, ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the fund's shares (as determined under Rule 12b-1, as amended, under the federal securities laws) and (iii) provided aggregate investments by the fund in any such money fund do not exceed (A) the greater of (i) 5% of the fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money fund.

13. Issue senior securities, as defined in the 1940 Act, except that this restriction will not prevent the fund from entering into repurchase agreements or making borrowings, mortgages and pledges as permitted by restriction #1 above.

Restriction No. 9 above does not prevent the fund from investing in real estate investment trusts ("REITs") if they meet the investment objective and policies of the fund.

The Global Fund may also be subject to investment limitations imposed by foreign jurisdictions in which the fund sells its shares.

If a bankruptcy or other extraordinary event occurs concerning a particular security a fund owns, the fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. If this happens, the funds intend to sell such investments as soon as practicable while maximizing the return to shareholders.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

RISKS
------------------------------------------------------------------------------

LOWER RATED SECURITIES Because the Global Fund may invest in securities below investment grade, an investment in the fund is subject to a higher degree of risk than an investment in a fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to principal that is present with an investment in higher risk securities, such as those in which the Global Fund invests. Accordingly, an investment in the Global Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals.

The market value of high yield, lower-quality fixed-income securities, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality securities also tend to be more sensitive to economic conditions than higher-quality securities.

Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in the Global Fund's portfolio defaults, the fund may have unrealized losses on the security, which may lower the fund's net asset value. Defaulted securities tend to lose much of their value before they default. Thus, the Global Fund's net asset value may be adversely affected before an issuer defaults. In addition, the Global Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from the fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, the manager may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for a fund to manage the timing of its income. To generate cash to satisfy these distribution requirements, the Global Fund may have to sell portfolio securities that it otherwise may have continued to hold or use cash flows from other sources, such as the sale of fund shares.

Lower-quality, fixed-income securities may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on market price of a security and on the Global Fund's ability to sell a security in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the fund's liquidity needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Global Fund portfolio.

The Global Fund may buy high yield, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants, and penalty provisions for delayed registration, if the Global Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, which entails special responsibilities and liabilities. The Global Fund may also incur special costs in disposing of restricted securities, although the Global Fund will generally not incur any costs when the issuer is responsible for registering the securities.

The Global Fund may buy high yield, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. Advisers will carefully review their credit and other characteristics. The Global Fund does not have an arrangement with its underwriter or any other person concerning the acquisition of these securities.

The high yield securities market is relatively new and much of its growth before 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yield securities and adversely affected the value of outstanding securities, as well as the ability of issuers of high yield securities to make timely principal and interest payments. Although the economy has improved and high yield securities have performed more consistently since that time, the adverse effects previously experienced may reoccur. For example, the highly publicized defaults on some high yield securities during 1989 and 1990 and concerns about a sluggish economy that continued into 1993 depressed the prices of many of these securities. While market prices may be temporarily depressed due to these factors, the ultimate price of any security generally reflects the true operating results of the issuer. Factors adversely impacting the market value of high yield securities may lower the Global Fund's net asset value.

The Global Fund relies on the manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the manager takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, and regulatory matters.

The table below shows the percentage of the Global Fund's assets invested in securities rated by S&P or Moody's in the rating categories shown. A credit rating by a rating agency evaluates the safety of principal and interest based on an evaluation of the security's credit quality, but does not consider the market risk or the risk of fluctuation in the price of the security. The information shown is based on a dollar-weighted average of the fund's portfolio composition based on month-end assets for each of the 12 months in the fiscal year ended October 31, 1998.

                                                    AVERAGE WEIGHTED
S&P RATING                                        PERCENTAGE OF ASSETS
------------------------------------------------------------------------------
AAA ........................................              80.0%
BB+ ........................................               0.5%
BB .........................................              10.7%
BB- ........................................               4.9%
B+ .........................................               2.7%
B 1.........................................               2.4%
CCC+ .......................................               0.8%

1. 0.7% are unrated and have been included in the B rating category.

NON-DIVERSIFICATION RISK Because the Global Fund is non-diversified, there is no restriction on the percentage of its assets that it may invest at any time in the securities of any issuer. Nevertheless, the Global Fund's non-diversified status may expose it to greater risk or volatility than diversified funds with otherwise similar investment policies, since the fund may invest a larger portion of its assets in securities of a small number of issuers.

FOREIGN SECURITIES The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in the fund. These risks can be significantly greater for investments in emerging markets.

There is the possibility of cessation of trading on national exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. Settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S.
courts.

The Global Fund's investments in foreign securities may increase the risks with respect to the liquidity of the fund's portfolio. This could inhibit the fund's ability to meet a large number of shareholder redemption requests in the event of economic or political turmoil in a country in which the fund has a substantial portion of its assets invested or deterioration in relations between the U.S. and the foreign country.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less economic stability; (ii) political and social uncertainty (for example, regional conflicts and risk of war); (iii) pervasiveness of corruption and crime; (iv) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (v) delays in settling portfolio transactions; (vi) risk of loss arising out of the system of share registration and custody; (vii) certain national policies that may restrict the fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (viii) foreign taxation; (ix) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (x) the absence of a capital market structure or market-oriented economy; and (xi) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events.

In addition, many countries in which the Global Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

CURRENCY The Global Fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) may be incurred, particularly when the fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Some countries may adopt policies that would prevent the fund from transferring cash out of the country or withhold portions of interest and dividends at the source.

The Global Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain currencies may not be internationally traded.

Certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Global Fund's portfolio securities are denominated may have a detrimental impact on the fund. The fund's manager endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the fund's investments.

Any investments by the Global Fund in foreign securities where delivery takes place outside the U.S. will be made in compliance with applicable U.S. and foreign currency restrictions and other tax laws and laws limiting the amount and types of foreign investments. Although current regulations do not, in the opinion of the fund's manager, limit seriously the fund's investment activities, if they were changed in the future they might restrict the ability of the fund to make its investments or tend to impair the liquidity of the fund's investments. Changes in governmental administrations, economic or monetary policies in the U.S. or abroad, or circumstances in dealings between nations could result in investment losses for the fund and could adversely affect the fund's operations.

The fund's Board of Directors (Board) considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions that would affect the liquidity of the Global Fund's assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Board also considers the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories. However, in the absence of willful misfeasance, bad faith, or gross negligence on the part of the fund's manager, any losses resulting from the holding of the Global Fund's portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders. No assurance can be given that the Board's appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

The Global Fund may invest in debt securities denominated in U.S. and foreign currencies. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Global Fund's assets denominated in the foreign currency. These changes will also affect the Global Fund's yield, income, and distributions to shareholders. In addition, although the Global Fund receives income in various currencies, the fund is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any currency depreciates after the Global Fund's income has been accrued and translated into U.S. dollars, the fund could be required to liquidate portfolio securities to make its distributions. Similarly, if an exchange rate depreciates between the time the Global Fund incurs expenses in U.S. dollars and the time the expenses are paid, the amount of a currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency at the time the expenses were incurred. The Global Fund will only invest in foreign currency denominated debt securities of countries whose currency is fully exchangeable into U.S. dollars without legal restriction at the time of investment.

EURO RISK. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the euro, which will replace the national currency for participating member countries. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets.

Franklin Resources, Inc. has created an interdepartmental team to handle all euro-related changes to enable the Franklin Templeton Funds to process transactions accurately and completely with minimal disruption to business activities. While the implementation of the euro could have a negative effect on the funds, the funds' manager and its affiliated services providers are taking steps they believe are reasonably designed to address the euro issue.

DEBT SECURITIES Debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (market risk). Debt obligations will tend to decrease in value when prevailing interest rates rise and increase in value when prevailing interest rates fall. Generally, long-term debt obligations are more sensitive to interest rate fluctuations than short-term obligations. Because investments in debt obligations are interest rate sensitive, a fund's performance may be affected by the manager's ability to anticipate and respond to fluctuations in market interest rates, to the extent of the fund's investment in debt obligations.

OPTIONS ON SECURITIES The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Global Fund may elect to close the position or wait for the option to be exercised and take delivery of the security at the exercise price. The fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price. The Global Fund may use out-of-the-money, at-the-money, and in-the-money put options in the same market environments in which it uses call options in equivalent buy-and-write transactions.

When trading options on foreign exchanges or in the over-the-counter market, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the Global Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements associated with option writing.

Options on securities traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

In regard to the Global Fund's option trading activities, it intends to comply with the California Corporate Securities Rules as they pertain to prohibited investments.

The Global Fund's option trading activities may result in the loss of principal under certain market conditions.

FUTURES CONTRACTS Futures contracts entail certain risks. Although the Global Fund believes that the use of futures contracts will benefit the fund, if the manager's investment judgment about the general direction of interest or currency exchange rates is incorrect, the fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Global Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the fund will lose part or all of the benefit of the increased value of the bonds which it has hedged because it will have offsetting losses in its futures positions. Similarly, if the Global Fund sells a foreign currency futures contract and the U.S. dollar value of the currency unexpectedly increases, the fund will lose the beneficial effect of the increase on the value of the security denominated in that currency. In addition, in such situations, if the Global Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Sales of bonds may be, but are not necessarily, at increased prices that reflect the rising market. The Global Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS The amount of risk the Global Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The Global Fund will purchase a put option on a futures contract only to hedge the fund's portfolio against the risk of rising interest rates or the decline in the value of securities denominated in a foreign currency.

FORWARD CONTRACTS, OPTIONS ON FOREIGN CURRENCIES, AND OPTIONS ON FUTURES CONTRACTS Forward contracts are not traded on contract markets regulated by the CFTC or by the SEC. The ability of the Global Fund to use forward contracts could be restricted to the extent that Congress authorizes the CFTC or the SEC to regulate such transactions. Forward contracts are traded through financial institutions acting as market makers.

The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market, as well as the risks of adverse market movements, margins of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events.

Futures contracts on currencies, options on futures contracts, and options on foreign currencies may be traded on foreign exchanges. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies. The value of such positions could also be adversely affected by (i) other foreign political and economic factors, (ii) less available data than in the U.S. on which to base trading decisions, (iii) delays in the Global Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of exercise and settlement terms and procedures, and margin requirements different from those in the U.S., and (v) lesser trading volume.

OFFICERS AND TRUSTEES
------------------------------------------------------------------------------

The trust has a board of trustees. The board is responsible for the overall management of the trust, including general supervision and review of each fund's investment activities. The board, in turn, elects the officers of the trust who are responsible for administering the trust's day-to-day operations. The board also monitors each fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The affiliations of the officers and board members and their principal occupations for the past five years are shown below.


                            POSITION(S)
                            HELD WITH       PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS       THE TRUST       DURING THE PAST FIVE YEARS
-------------------------------------------------------------------------------

Frank H. Abbott, III (77)
1045 Sansome Street
San Francisco, CA 94111

Trustee

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) and Vacu-Dry Co. (food processing).

Harris J. Ashton (66)
191 Clapboard Ridge Road
Greenwich, CT 06830

Trustee

Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods (a meat packing company); director or trustee, as the case may be, of 49 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers).

S. Joseph Fortunato (66)
Park Avenue at Morris County
P.O. Box 1945
Morristown, NJ 07962-1945

Trustee

Member of the law firm of Pitney, Hardin, Kipp & Szuch; director or trustee, as the case may be, of 51 of the investment companies in the Franklin Templeton Group of Funds.

Edith E. Holiday (47)
3239 38th Street, N.W.
Washington, DC 20016

Trustee

Director, Amerada Hess Corporation (exploration and refining of natural gas) (1993-present), Hercules Incorporated (chemicals, fibers and resins) (1993-present), Beverly Enterprises, Inc. (health care) (1995-present) and H.J. Heinz Company (packaged foods and allied products) (1994-present); director or trustee, as the case may be, of 25 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman (1995-1997) and Trustee (1993-1997), National Child Research Center, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993), General Counsel to the United States Treasury Department (1989-1990), and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

*Edward B. Jamieson (50)
777 Mariners Island Blvd.
San Mateo, CA 94404

President and Trustee

Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; and officer and trustee of four of the investment companies in the Franklin Templeton Group of Funds.

*Charles B. Johnson (66)
777 Mariners Island Blvd.
San Mateo, CA 94404

Chairman of the Board and Trustee

President, Chief Executive Officer and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Advisory Services, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (58)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Trustee

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Senior Vice President and Director, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

Frank W.T. LaHaye (69)
20833 Stevens Creek Blvd.
Suite 102
Cupertino, CA 95014

Trustee

General Partner, Miller & LaHaye, which is the General Partner of Peregrine Ventures II (venture capital firm); Director, Quarterdeck Corporation (software firm) and Digital Transmission Systems, Inc. (wireless communications); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, Fischer Imaging Corporation (medical imaging systems) and General Partner, Peregrine Associates, which was the General Partner of Peregrine Ventures (venture capital firm).

Gordon S. Macklin (70)
8212 Burning Tree Road
Bethesda, MD 20817

Trustee

Director, Fund American Enterprises Holdings, Inc., MCI WorldCom, MedImmune, Inc. (biotechnology), Spacehab, Inc. (aerospace services) and Real 3D (software); director or trustee, as the case may be, of 49 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman, White River Corporation (financial services) and Hambrecht and Quist Group (investment banking), and President, National Association of Securities Dealers, Inc.

*Harmon E. Burns (54)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Trustee

Executive  Vice  President  and Director,  Franklin  Resources,  Inc.,  Franklin
Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

Martin L. Flanagan (38)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Chief Financial Officer

Senior Vice President and Chief Financial Officer, Franklin Resources, Inc.; Executive Vice President and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President and Chief Financial Officer, Franklin Advisers, Inc.; Chief Financial Officer, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; President and Director, Franklin Templeton Services, Inc.; Senior Vice President and Chief Financial Officer, Franklin/Templeton Investor Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (50)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Secretary

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Vice President, Franklin Advisory Services, Inc.; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 53 of the investment companies in the Franklin Templeton Group of Funds.

Charles E. Johnson (42)
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091

Vice President

Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc.; Chairman and Director, Templeton Investment Counsel, Inc.; Vice President, Franklin Advisers, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 34 of the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam (60)
777 Mariners Island Blvd.
San Mateo, CA 94404

Treasurer and Principal Accounting Officer

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 32 of the investment companies in the Franklin Templeton Group of Funds.

Edward V. McVey (61)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior  Vice   President  and  National  Sales   Manager,   Franklin   Templeton
Distributors, Inc.; and officer of 28 of the investment companies in the Franklin Templeton Group of Funds.

*This board member is considered an "interested person" under federal securities laws.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

The trust pays noninterested board members $625 per month plus $600 per meeting attended. Board members who serve on the audit committee of the trust and other funds in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the trust. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members may also serve as directors or trustees of other funds in the Franklin Templeton Group of Funds and may receive fees from these funds for their services. The fees payable to noninterested board members by the trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within the Franklin Templeton Group of Funds. The following table provides the total fees paid to noninterested board members by the trust and by the Franklin Templeton Group of Funds.

                                                             NUMBER OF BOARDS IN
                                        TOTAL FEES RECEIVED      THE FRANKLIN
                         TOTAL FEES      FROM THE FRANKLIN    TEMPLETON GROUP OF
                          RECEIVED       TEMPLETON GROUP OF  FUNDS ON WHICH EACH
        NAME           FROM THE TRUST1         FUNDS2              SERVES3
-------------------------------------------------------------------------------
Frank H. Abbott, III       $17,410            $165,937                27
Harris J. Ashton            17,264             344,642                49
S. Joseph Fortunato         16,946             361,562                51
Edith E. Holiday            12,925              72,875                25
Frank W. T. LaHaye          18,010             141,433                27
Gordon S. Macklin           17,264             337,292                49

1. For the fiscal year ended October 31, 1998. During the period from October 31, 1997, through May 31, 1998, fees at the rate of $925 per month plus $925 per board meeting attended were in effect.
2. For the  calendar  year ended  December  31,  1997.
3. We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the board members are responsible. The Franklin Templeton Group of Funds currently includes 54 registered investment companies, with approximately 168 U.S. based funds or series.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the fund or other funds in the Franklin Templeton Group of Funds. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in the Franklin Templeton Group of Funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

MANAGEMENT AND OTHER SERVICES
------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The fund's manager is Franklin Advisers, Inc. The manager is wholly owned by Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the fund to buy, hold or sell. The manager also selects the brokers who execute the fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the fund. Similarly, with respect to the fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the fund or other funds it manages. Of course, any transactions for the accounts of the manager and other access persons will be made in compliance with the fund's code of ethics.

Under the fund's code of ethics, employees of the Franklin Templeton Group who are access persons may engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer;
(iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and (iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

The  Global  Fund's  sub-advisor  is  Templeton  Investment  Counsel,  Inc.  The sub-advisor has an agreement with the manager and provides the manager with investment management advice and assistance. The sub-advisor furnishes, subject to the manager's discretion, a portion of the investment advisory services for which the manager is responsible pursuant to the management agreement. These responsibilities may include managing a portion of the Global Fund's investments and supplying research services. The sub-advisor's activities are subject to the board's review and control, as well as the manager's instruction and supervision.

MANAGEMENT FEES The fund pays the manager a fee equal to a monthly rate of:

o  5/96% of 1% of the value of net  assets up to and  including  $100  million;
o 1/24 of 1% of the value of net assets over $100 million and not over $250 million; and
o  9/240 of 1% of the value of net assets in excess of $250 million.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended October 31, the fund paid the following management fees:

                                    Management Fees Paid ($)
------------------------------------------------------------------------------
                                  1998         1997         1996
------------------------------------------------------------------------------
Global Fund ..................    722,502      785,629      866,730
Short-Intermediate Fund.......  1,118,373    1,076,296    1,142,250

The manager pays the sub-advisor a fee equal to an annual rate of:

o  0.35% of the average  monthly net assets up to and  including  $100 million;
o 0.25% of the average monthly net assets over $100 million and not over $250 million; and
o  0.20% of the average monthly net assets in excess of $250 million.

The manager pays this fee from the management fees it receives from the Global Fund. For the last three fiscal years ended October 31, the manager paid the following sub-advisory fees:

                 Sub-Advisory Fees Paid ($)
-------------------------------------------------
1998                       398,702
1997                       428,496
1996                       473,601

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the fund. FT Services is wholly owned by Resources and is an affiliate of the fund's manager and principal underwriter.

The   administrative   services  FT  Services  provides  include  preparing  and
maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o  0.15% of the fund's average daily net assets up to $200 million;
o  0.135% of average daily net assets over $200  million up to $700 million;
o  0.10% of average daily net assets over $700 million up to $1.2 billion; and
o  0.075% of average daily net assets over $1.2 billion.

During the last two fiscal years ended October 31, the manager paid FT Services the following administration fees:

                          Administration Fees Paid ($)
------------------------------------------------------------------------------
                                  1998         1997
------------------------------------------------------------------------------
Global Fund ..................    179,253      215,869
Short-Intermediate Fund.......    296,460      310,121

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, Inc. (Investor Services) is the fund's shareholder servicing agent and acts as the fund's transfer agent and dividend-paying agent. Investor Services is located at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777.

For its services, Investor Services receives a fixed fee per account. The fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the fund. The amount of reimbursements for these services per benefit plan participant fund account per year may not exceed the per account fee payable by the fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the fund's securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the fund's independent auditor. The auditor gives an opinion on the financial statements included in the trust's Annual Report to Shareholders and reviews the trust's registration statement filed with the U.S. Securities and Exchange Commission (SEC).

PORTFOLIO TRANSACTIONS
------------------------------------------------------------------------------

Since most purchases by the fund are principal transactions at net prices, the fund incurs little or no brokerage costs. The fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the fund's officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the fund's portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the fund, any portfolio securities tendered by the fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the fund.

During the fiscal years ended October 31, 1998, 1997 and 1996, the fund did not pay any brokerage commissions.

As of October 31, 1998, the fund did not own securities of its regular broker-dealers.

DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------

The fund calculates dividends and capital gains the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in any distribution and service (Rule 12b-1) fees of each class. The fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

DISTRIBUTIONS OF NET INVESTMENT INCOME The fund receives income generally in the form of and other income on its investments. This income, less expenses incurred in the operation of the fund, constitutes the fund's net investment income from which dividends may be paid to you. Any distributions by the fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS The fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the fund. Any net capital gains realized by the fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the fund.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the fund. Similarly, foreign exchange losses realized by the fund on the sale of debt securities are generally treated as ordinary losses by the fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS The fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held fund shares for a full year, the fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Internal Revenue Code requires the fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. The fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. If you redeem your fund shares, or exchange your fund shares for shares of a different Franklin Templeton Fund, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the fund on those shares.

All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

DEFERRAL OF BASIS. If you redeem some or all of your shares in the fund, and then reinvest the sales proceeds in the fund or in another Franklin Templeton Fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report gain or loss on the redemption of your original shares in the fund. In so doing, all or a portion of the sales charge that you paid for your original shares in the fund will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

U.S. GOVERNMENT OBLIGATIONS Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS Because the Global Fund's and the Short-Intermediate Fund's income consists of interest rather than dividends, no portion of its distributions will generally be eligible for the intercorporate dividends-received deduction. None of the dividends paid by the fund for the most recent calendar year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.

INVESTMENT IN COMPLEX SECURITIES The fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the fund are treated as ordinary income or capital gain, accelerate the recognition of income to the fund and/or defer the fund's ability to recognize losses, and, in limited cases, subject the fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the fund.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
------------------------------------------------------------------------------

The Global Fund is a nondiversified series, and the Short-Intermediate Fund is a diversified series of Franklin Investors Securities Trust, an open-end management investment company, commonly called a mutual fund. The trust was organized as a Massachusetts business trust on December 22, 1986, and is registered with the SEC.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the fund's assets if you are held personally liable for obligations of the fund. The Declaration of Trust provides that the fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the fund and satisfy any judgment thereon. All such rights are limited to the assets of the fund. The Declaration of Trust further provides that the fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the fund's total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the fund itself is unable to meet its obligations.

The Global Fund currently offers three classes of shares, Class A, Class C and Advisor Class. The Short-Intermediate Fund currently offers two classes of shares, Class A and Advisor Class. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II. Each fund may offer additional classes of shares in the future. The full title of each class is:

o  Franklin Global Government Income Fund -  Class A
o  Franklin Global Government Income Fund -  Class C
o  Franklin Global Government Income Fund - Advisor Class

o  Franklin Short-Intermediate U.S. Government Securities Fund -  Class A
o  Franklin Short-Intermediate U.S. Government Securities Fund - Advisor
   Class

Shares of each class represent proportionate interests in the fund's assets. On matters that affect the fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the trust for matters that affect the trust as a whole.
Additional series may be offered in the future.

The trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The trust does not intend to hold annual shareholder meetings. The trust or a series of the trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting may also be called by the board in its discretion.

As of December 7, 1998, the principal shareholders of the fund, beneficial or of record, were:

Name and Address                              Share Class     Percentage (%)
-------------------------------------------------------------------------------
GLOBAL FUND

Franklin Templeton Trust Company1
 As Trustee for ValuSelect
Attn: Trading
P.O. Box 2438
Rancho Cordova, CA 95741-2438                Advisor Class         77.39

SHORT-INTERMEDIATE FUND

City of Scottsdale
Attn: Mark Kochman
3939 Civic Center Blvd.
Scottsdale, AZ 85251-4433                       Class A            11.66

SHORT-INTERMEDIATE FUND

Templeton Funds Trust Company2
Attn: Vickie Nuzzo
100 Fountain Pky.
St. Petersburg, FL 33716-1205                Advisor Class         62.11

Franklin Templeton Trust Company1
Trust Services FBO
Harris J. Ashton IRA R/O
P.O. Box 7519
San Mateo, CA 94403-7519                     Advisor Class         28.47

1. Franklin Templeton Trust Company is a California corporation and is wholly owned by Franklin Resources, Inc.
2. Templeton Funds Trust Company is a Florida corporation and is wholly owned by Franklin Resources, Inc.

From time to time, the number of fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of December 7, 1998, the officers and board members, as a group, owned of record and beneficially 28% of the Short-Intermediate Fund - Advisor Class and less than 1% of the outstanding shares of the other funds and classes. The board members may own shares in other funds in the Franklin Templeton Group of Funds.

BUYING AND SELLING SHARES
------------------------------------------------------------------------------

The fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the fund may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

When you buy shares, if you submit a check or a draft that is returned unpaid to the fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

GROUP PURCHASES As described in the prospectus, members of a qualified group may add the group's investments together for minimum investment purposes.

A qualified group is one that:

o  Was formed at least six months ago,

o  Has a purpose other than buying fund shares at a discount,

o  Has more than 10 members,

o  Can arrange for meetings between our representatives and group members,

o  Agrees to  include  Franklin  Templeton  Fund sales and other  materials  in
   publications   and  mailings  to  its  members  at  reduced  or  no  cost  to
   Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

DEALER COMPENSATION Distributors and/or its affiliates provide financial support to various securities dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

EXCHANGE PRIVILEGE For the Global Fund, if you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the fund and exchanged into the new fund at net asset value when paid. For the Short-Intermediate Fund, if you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the fund at net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their fund shares under the exchange privilege, the fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the fund's investment goal exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.

Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. The fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the U.S. Securities and Exchange Commission (SEC). In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. The fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

The wiring of redemption proceeds is a special service that we make available whenever possible. By offering this service to you, the fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in the prospectus.

Franklin Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the fund may reimburse Investor Services an amount not to exceed the per account fee that the fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the fund in a timely fashion must be settled between you and your securities dealer.

Certain   shareholder   servicing  agents  may  be  authorized  to  accept  your
transaction request.

For institutional accounts, there may be additional methods of buying or selling fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
------------------------------------------------------------------------------

When you buy and sell shares, you pay the net asset value (NAV) per share.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). The fund does not calculate the NAV on days the New York Stock Exchange
(NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the NASDAQ National Market System, the fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the fund values them according to the broadest and most representative market as determined by the manager.

The Global Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the fund holds is its last sale price on the relevant exchange before the fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the fund values options within the range of the current closing bid and ask prices if the fund believes the valuation fairly reflects the contract's market value.

For the Global Fund, trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the fund's NAV is not calculated. Thus, the calculation of the fund's NAV does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the fund's shares. Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the fund for acting as underwriter of the fund's Advisor Class shares.

PERFORMANCE
------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the fund are based on the standardized methods of computing performance mandated by the SEC.

For periods before January 2, 1997, Advisor Class standardized performance quotations are calculated by substituting Class A performance for the relevant time period, excluding the effect of Class A's maximum initial sales charge, and including the effect of the distribution and service (Rule 12b-1) fees applicable to the fund's Class A shares. For periods after January 2, 1997, Advisor Class standardized performance quotations are calculated as described below.

An explanation of these and other methods used by the fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

The average annual total returns for the indicated periods ended October 31, 1998, were:


                                1 Year   5 Years    10 Years
--------------------------------------------------------------
Advisor Class
Global Fund                     5.81%     5.62%      7.73%
Short-Intermediate Fund         7.38%     4.98%      7.04%

These figures were calculated according to the SEC formula:

      n
P(1+T)   = ERV

where:

P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at net asset value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended October 31, 1998, were:


                                1 Year   5 Years    10 Years
--------------------------------------------------------------
Advisor Class
Global Fund                     5.81%     31.61%    101.62%
Short-Intermediate Fund         7.38%     27.52%     97.52%

CURRENT YIELD Current yield shows the income per share earned by the fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the net asset value per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yields for the 30-day period ended October 31, 1998, were:

                                 Yield
-------------------------------------------
ADVISOR CLASS
Global Fund                      5.64%
Short-Intermediate Fund          3.91%

These figures were obtained using the following SEC formula:

                    6
Yield = 2 [(a-b + 1) - 1]
            ---
            cd

where:

a = interest earned during the period
b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were  entitled  to receive  dividends
d = the net  asset  value  per  share on the last day of the period

CURRENT DISTRIBUTION RATE Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current net asset value. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time. The current distribution rates for the 30-day period ended October 31, 1998, were:

                                Distribution Rate
----------------------------------------------------
Advisor Class
Global Fund                           7.41%
Short-Intermediate Fund               5.27%

VOLATILITY Occasionally statistics may be used to show the fund's volatility or risk. Measures of volatility or risk are generally used to compare the fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS Sales literature referring to the use of the fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Franklin Resources, Inc. is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS To help you better evaluate how an investment in the fund may satisfy your investment goal, advertisements and other materials about the fund may discuss certain measures of fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks that trade on the New York Stock Exchange. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

o Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

o  Financial publications: The WALL STREET JOURNAL, and BUSINESS WEEK, CHANGING
   TIMES,  FINANCIAL  WORLD,  FORBES,   FORTUNE,  and  MONEY  magazines  provide
   performance statistics over specified time periods.

o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

o Salomon Brothers Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

o Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

o Lehman Brothers Aggregate Bond Index or its component indices measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

o Historical data supplied by the research departments of CS First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

o  Other taxable  investments  including CDs,  money market  deposit  accounts,
   checking  accounts,   savings  accounts,   money  market  mutual  funds,  and
   repurchase agreements.

o Yields of other countries' government and corporate bonds as compared to U.S. government and corporate bonds to illustrate the potentially higher returns available outside the United States.

o IBC's Money Fund Report - industry averages for seven-day annualized and compounded yields of taxable, tax-free, and government money funds.

o Salomon Brothers World Government Bond Index, or its component indices. The World Government Bond Index covers the available market for domestic government bonds worldwide. It includes all fixed-rate bonds with a remaining maturity of one year or longer with amounts outstanding of at least the equivalent of $25 million dollars. The index provides an accurate, replicable fixed- income benchmark for market performance.
   Returns are in local currency.

o  Morningstar  -  information   published  by  Morningstar,   Inc.,  including
   Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

From time to time, advertisements or information for the fund may include a discussion of certain attributes or benefits to be derived from an investment in the fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare the fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the fund's fixed-income investments, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the fund to calculate its figures. In addition, there can be no assurance that the fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
------------------------------------------------------------------------------

The fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the fund cannot guarantee that these goals will be met.

The fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services more than 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $216 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 117 U.S. based open-end investment companies to the public. The fund may identify itself by its NASDAQ symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

The Information Services & Technology division of Franklin Resources, Inc. (Resources) established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.

DESCRIPTION OF BOND RATINGS
------------------------------------------------------------------------------

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION (S&P)

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.




FRANKLIN INVESTORS SECURITY TRUST

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND
FRANKLIN ADJUSTABLE RATE SECURITIES FUND
FRANKLIN BOND FUND
CLASS A

STATEMENT OF
ADDITIONAL INFORMATION

MARCH 1, 1999

777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777 1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the fund's prospectus. The fund's prospectus, dated March 1, 1999, which we may amend from time to time, contains the basic information you should know before investing in the fund. You should read this SAI together with the fund's prospectus.

The audited financial statements and auditor's report in the trust's Annual Report to Shareholders, for the fiscal year ended October 31, 1998, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS

Goals and Strategies
Risks
Officers and Trustees
Management and Other Services
Portfolio Transactions
Distributions and Taxes
Organization, Voting Rights and Principal Holders
Buying and Selling Shares
Pricing Shares
The Underwriter
Performance
Miscellaneous Information
Description of Bond Ratings

------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
------------------------------------------------------------------------------

GOALS AND STRATEGIES
------------------------------------------------------------------------------

ADJUSTABLE U.S. GOVERNMENT FUND The fund's investment goal is to seek a high level of current income, consistent with lower volatility of principal. The investment objective of the fund is fundamental, which means that it may not be changed without shareholder approval. The fund seeks to achieve its goal by investing all of its assets in shares of U.S. Government Adjustable Rate Mortgage Portfolio ("Mortgage Portfolio").

Mortgage Portfolio has the same investment goal and substantially similar investment policies as the fund, except, in all cases, the fund may pursue its policies by investing in an open-end management investment company with the same investment goal and substantially similar policies and restrictions as the fund. The investment goal of Mortgage Portfolio is fundamental, which means that it may not be changed without shareholder approval. The fund buys shares of Mortgage Portfolio at net asset value. An investment in the fund is an indirect investment in Mortgage Portfolio.

The Mortgage Portfolio seeks to achieve its investment objective by investing at least 65% of its total assets in adjustable rate mortgage securities ("ARMS") or other securities collateralized by or representing an interest in mortgages (collectively, "mortgage securities") and having interest rates that reset at periodic intervals. The Mortgage Portfolio will only invest in mortgage securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

ADJUSTABLE RATE SECURITIES FUND The fund's investment goal is to seek a high level of current income, consistent with lower volatility of principal. The investment goal of the fund is fundamental, which means that it may not be changed without shareholder approval. The fund seeks to achieve its goal by investing all of its assets in shares of Adjustable Rate Securities Portfolio ("Securities Portfolio").

Securities Portfolio has the same investment goal and substantially similar investment policies as the fund, except, in all cases, the fund may pursue its policies by investing in an open-end management investment company with the same investment goal and substantially similar policies and restrictions as the fund. The investment goal of Securities Portfolio is fundamental, which means that it may not be changed without shareholder approval. The fund buys shares of Securities Portfolio at net asset value. An investment in the fund is an indirect investment in Securities Portfolio.

The Securities Portfolio seeks to achieve its investment objective by investing at least 65% of its total assets in adjustable-rate securities collateralized by or representing an interest in mortgages (collectively, "mortgage securities"), including ARMS, issued or guaranteed by private institutions or by the U.S. government, its agencies or instrumentalities, and other adjustable-rate asset-backed securities (collectively, "ARS"), which have interest rates that reset at periodic intervals. The Securities Portfolio may invest in ARMS issued by private institutions, such as commercial banks, savings and loan institutions, insurance companies, private mortgage insurance companies, mortgage bankers, mortgage conduits of investment banks, finance companies, real estate companies, private corporations, and others, as long as they are consistent with the Securities Portfolio's investment objective. Privately issued mortgage securities are generally structured with one or more types of credit enhancement. The Securities Portfolio will only invest in securities rated at least AA by S&P or Aa by Moody's, two nationally recognized statistical rating agencies. The Securities Portfolio may also invest in unrated securities if the manager determines that they are of comparable quality to the ratings above.

Mortgage Portfolio and Securities Portfolio may individually or together be referred to as the "Portfolio(s)". The Portfolios are series of the Adjustable Rate Securities Portfolios.

The Portfolio may also invest up to 35% of its total assets in (a) notes, bonds, and discount notes of the Federal Home Loan Banks, Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), and Small Business Administration; (b) obligations of or guaranteed by the full faith and credit of the U.S. government and repurchase agreements collateralized by such obligations; (c) time and savings deposits (including CDs) in commercial or savings banks or in institutions whose accounts are insured by the Federal Deposit Insurance Corporation; and (d) with respect to the Securities Portfolio, asset-backed and mortgage-backed securities issued by private and government entities. The Securities Portfolio may invest in fixed-rate or adjustable-rate securities. The Portfolio's investments in time deposits will not exceed 10% of its total assets.

For temporary defensive purposes, the Portfolio may invest up to 100% of its assets in U.S. government securities, CDs of banks having total assets in excess of $5 billion, and repurchase agreements.

Each of the fund's and the corresponding Portfolio's policies and restrictions discussed in the Prospectus and in this SAI is considered at the time the fund makes an investment. The fund and the Portfolio are generally not required to sell a security because of a change in circumstances.

The Portfolio may invest without limit in obligations of the U.S. government or of corporations chartered by Congress as federal government instrumentalities. The Portfolio may buy securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, such as those issued by the Government National Mortgage Association ("GNMA"). GNMA guarantees are backed by the full faith and credit of the U.S. Treasury. No assurances, however, can be given that the U.S. government will provide financial support to the obligations of other U.S. government agencies or instrumentalities in which the Portfolio may invest. Securities issued by these agencies and instrumentalities are supported by the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury, the discretionary authority of the U.S. government to buy certain obligations of an agency or instrumentality, or the credit of the agency or instrumentality.

Several of the Franklin Templeton Funds, including the Portfolio, are major buyers of government securities. The manager will seek to negotiate attractive prices for government securities and pass on any savings from these negotiations to shareholders in the form of higher current yields.

BOND FUND The fund's principal investment goal is to provide a high level of current income consistent with the preservation of capital. Its secondary goal is capital appreciation over the long term. These goals are fundamental, which means they may not be changed without shareholder approval.

The fund tries to achieve its investment goal by investing at least 65% of its total assets in investment grade fixed-income securities, including debt securities and mortgage-backed and asset-backed securities. Up to 35% of the fund's total assets may be invested in non-investment grade fixed-income securities.

The following describes the various types of securities Mortgage Portfolio and Securities Portfolio may buy.

MORTGAGE SECURITIES - GENERAL CHARACTERISTICS A mortgage security is an interest in a pool of mortgage loans. The primary issuers or guarantors of mortgage securities are GNMA, Federal National Mortgage Association ("FNMA"), and Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA creates mortgage securities from pools of government guaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks, and savings and loan associations. FNMA and FHLMC issue mortgage securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers.

Many mortgage securities issued or guaranteed by GNMA, FHLMC, or FNMA ("certificates") are called pass-through certificates because a pro rata share of both regular interest and principal payments (less GNMA's, FHLMC's, or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the certificate (i.e., the Portfolio).

The principal and interest on GNMA  securities  are  guaranteed by GNMA, and the guarantee is backed by the full faith and credit of the U.S. government. Mortgage securities of FNMA and FHLMC are not backed by the full faith and credit of the U.S. government. FNMA guarantees full and timely payment of all interest and principal, and FHLMC guarantees timely payment of interest and the ultimate collection of principal. Securities issued by FNMA are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. Securities issued by FHLMC are supported only by the credit of the agency. There is no guarantee that the government will support government agency securities and, accordingly, they may involve a risk of non-payment of principal and interest. Nonetheless, because FNMA and FHLMC are instrumentalities of the U.S. government, securities they issue are generally considered to be high-quality investments having minimal credit risks. The yields on these mortgage securities have historically exceeded the yields on other types of U.S. government securities with comparable maturities due largely to their prepayment risk.

The Securities Portfolio may invest in private mortgage securities. Private issuers of mortgage securities may be both the originators of the underlying mortgage loans as well as the guarantors of the mortgage securities. Pools of mortgage loans created by private issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurance companies, or the mortgage poolers. The insurance and guarantees and the creditworthiness of their issuers will be considered when determining whether a mortgage security meets the Securities Portfolio's quality standards. The Securities Portfolio may buy mortgage securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the manager determines that the securities meet the Securities Portfolio's quality standards.

Most mortgage securities are pass-through securities. This means that they provide investors with payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of mortgage securities nor do they extend to the value of the Portfolio's or the Fund's shares.

ARMS ARMS, like traditional mortgage securities, are interests in pools of mortgage loans. The interest rates on the mortgages underlying ARMS are reset periodically. The adjustable interest rate feature of the mortgages underlying the mortgage securities in which the Portfolio invests generally will act as a buffer to reduce sharp changes in the Portfolio's net asset value in response to normal interest rate fluctuations. As the interest rates are reset, the yields of the securities will gradually align themselves to reflect changes in market rates so that their market value will remain relatively stable compared to fixed-rate securities. As a result, the Portfolio's net asset value should fluctuate less significantly than if the Portfolio invested in more traditional long-term, fixed-rate securities. During periods of extreme fluctuation in interest rates, however, the Portfolio's and thus the Fund's net asset value will fluctuate.

Because the interest rates on the mortgages underlying ARMS are reset periodically, the Portfolio may participate in increases in interest rates, resulting in both higher current yields and lower price fluctuations. This differs from fixed-rate mortgages, which generally decline in value during periods of rising interest rates. The Portfolio, however, will not benefit from increases in interest rates to the extent that interest rates exceed the maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage security. Since most mortgage securities held by the Portfolio will generally have annual reset limits or caps of 100 to 200 basis points, short-term fluctuations in interest rates above these levels could cause these mortgage securities to "cap out" and behave more like long-term, fixed-rate debt securities. If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Portfolio generally will be able to reinvest these amounts in securities with a higher current rate of return.

Please keep in mind that during periods of rising interest rates, changes in the interest rates on mortgages underlying ARMS lag behind changes in the market rate. This may result in a lower net asset value until the interest rate resets to market rates. Thus, you could suffer some principal loss if you sell your shares of the Fund before the interest rates on the underlying mortgages in the Portfolio reset to market rates. Also, the Portfolio's net asset value could vary to the extent that current yields on mortgage-backed securities are different from market yields during interim periods between coupon reset dates. A portion of the ARMS in which the Portfolio may invest may not reset for up to five years.

During periods of declining interest rates, the interest rates may reset downward, resulting in lower yields to the Portfolio. As a result, the value of ARMS is unlikely to rise during periods of declining interest rates to the same extent as the value of fixed-rate securities. As with other mortgage-backed securities, declining interest rates may result in accelerated prepayments of mortgages, and the Fund may have to reinvest the proceeds from the prepayments at the lower prevailing interest rates.

For certain types of ARMS, the rate of amortization of principal, as well as interest payments, change in accordance with movements in a pre-specified, published interest rate index. The amount of interest due to an ARMS holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

Mortgage loan pools offering pass-through investments in addition to those described above may be created in the future. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term, fixed-rate mortgages. As new types of mortgage securities are developed and offered to investors, the Securities Portfolio may invest in them if they are consistent with the Securities Portfolio's objective, policies, and quality standards.

ADJUSTABLE RATE SECURITIES ("ARS") The Securities Portfolio will invest primarily in ARS. ARS are debt securities with interest rates that are adjusted periodically pursuant to a pre-set formula and interval. Movements in the relevant index, as well as the applicable spread relating to the ARS, will affect the interest paid on ARS and, therefore, the current income earned by the Securities Portfolio by investing in ARS. (See "Resets.")

The interest rates on ARS are generally readjusted periodically to an increment over the chosen interest rate index. These readjustments occur at intervals ranging from one to sixty months. The degree of volatility in the market value of the securities held by the Securities Portfolio and of the net asset value of the Securities Portfolio's and thus the Adjustable Rate Securities Fund's shares will be a function primarily of the length of the adjustment period and the degree of volatility in the applicable indices. It will also be a function of the maximum increase or decrease of the interest rate adjustment on any one adjustment date, in any one year, and over the life of the securities. These maximum increases and decreases are typically referred to as "caps" and "floors," respectively. The Securities Portfolio does not seek to maintain an overall average cap or floor, although the manager will consider caps or floors in selecting ARS for the Securities Portfolio.

While the Securities Portfolio does not attempt to maintain a stable net asset value per share, during periods when short-term interest rates move within the caps and floors of the securities held by the Securities Portfolio, the fluctuation in market value of the ARS held by the Securities Portfolio is expected to be relatively limited, since the interest rates on the ARS generally adjust to market rates within a short period of time. In periods of substantial short-term volatility in interest rates, the value of the Securities Portfolio's holdings may fluctuate more substantially because the caps and floors of its ARS may not permit the interest rates to adjust to the full extent of the movements in the market rates during any one adjustment period. In the event of dramatic increases in interest rates, the lifetime caps on the ARS may prevent the securities from adjusting to prevailing rates over the term of the loan. In this case, the market value of the ARS may be substantially reduced, with a corresponding decline in the Securities Portfolio's and thus the Adjustable Rate Securities Fund's net asset value.

CMOS, REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS") AND MULTI-CLASS PASS-THROUGHS The Portfolio may invest in CMOs issued and guaranteed by U.S. government agencies or instrumentalities. The Securities Portfolio may also invest in REMICs issued and guaranteed by U.S. government agencies and instrumentalities, in CMOs and REMICs issued by certain financial institutions and other mortgage lenders, and in multi-class pass-through securities. Mortgage Portfolio will not invest in privately issued CMOs and REMICs except to the extent that it invests in the securities of entities that are instrumentalities of the U.S. government.

CMOs and REMICs may be issued by governmental or government-related entities or by private entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers and are secured by pools of mortgages backed by residential or various types of commercial properties. Privately issued CMOs and REMICs include obligations issued by private entities that are collateralized by (a) mortgage securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association, or GNMA, (b) pools of mortgages that are guaranteed by an agency or instrumentality of the U.S. government, or (c) pools of mortgages that are not guaranteed by an agency or instrumentality of the U.S. government and that may or may not be guaranteed by the private issuer.

CMOs and REMICs are debt instruments issued by special purpose entities that are secured by pools of mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provides the funds to pay the debt service on CMOs or REMICs or to make scheduled distributions on the multi-class pass-through securities. Unless the context indicates otherwise, the discussion of CMOs below may also apply to REMICs and multi-class pass-through securities.

A CMO is a mortgage-backed security that separates mortgage pools into short-, medium-, and long-term components. Each component pays a fixed rate of interest at regular intervals. These components enable an investor, such as the Portfolio, to predict more accurately the pace at which principal is returned. The Mortgage Portfolio may buy CMOs that are:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

(2) collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and the guarantee is collateralized by U.S. government securities; or

(3) securities in which the proceeds of the issuance are invested in mortgage securities, and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government.

CMOs are issued in multiple classes. Each class, often referred to as a "tranche," is issued at a specified coupon rate or adjustable rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying CMOs may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly, or semiannual basis. The principal and interest on the mortgages underlying CMOs may be allocated among the several classes in many ways. In a common structure, payments of principal on the underlying mortgages, including any principal prepayments, are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class until all other classes having an earlier stated maturity or final distribution date have been paid in full.

One or more tranches of a CMO may have coupon rates that reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR"). These adjustable rate tranches, known as "floating-rate CMOs," will be treated as ARMS by the Securities Portfolio. Floating-rate CMOs may be backed by fixed- or adjustable- rate mortgages. To date, fixed-rate mortgages have been more commonly used for this purpose. Floating-rate CMOs are typically issued with lifetime "caps" on the coupon rate. These caps, similar to the caps on ARMS, represent a ceiling beyond which the coupon rate may not be increased, regardless of increases in the underlying interest rate index.

Yields on privately issued CMOs have been historically higher than the yields on CMOs issued and guaranteed by U.S. government agencies or instrumentalities. The risk of loss due to default on privately issued CMOs, however, is higher since they are not guaranteed by the U.S. government. The trustees of the Adjustable Rate Securities Portfolios believe that the risk of loss to the Securities Portfolio relating to its investments in privately issued CMOs is justified by the higher yield the Securities Portfolio will earn in light of the historic loss experience on these instruments. The Securities Portfolio will not invest in subordinated, privately issued CMOs.

REMICs, which are authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with CMOs, the underlying mortgages include those backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities, or issued by private entities and not guaranteed by any government agency or instrumentality.

The manager currently intends to limit the Securities Portfolio's investment in fixed-rate CMOs and REMICs to planned amortization classes ("PACs") and sequential pay classes. A PAC is retired according to a payment schedule in order to have a stable average life and yield even if expected prepayment rates change. Within a specified broad range of prepayment possibilities, the retirement of all classes is adjusted so that the PAC bond amortization schedule will be met. Thus, PAC bonds offer more predictable amortization schedules at the expense of less predictable cash flows for the other bonds in the structure. Within a given structure, the Securities Portfolio currently intends to buy the PAC bond with the shortest remaining average life. A sequential pay CMO is structured so that only one class of bonds will receive principal until it is paid off completely. Then the next sequential pay CMO class will begin receiving principal until it is paid off. The Securities Portfolio currently intends to buy sequential pay CMO securities in the class with the shortest remaining average life.

To the extent any privately issued CMOs and REMICs in which the Securities Portfolio invests are considered by the SEC to be investment companies, the Securities Portfolio will limit its investments in those securities in a manner consistent with the 1940 Act.

RESETS The interest rates paid on ARMS, ARS, and CMOs generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index, although some securities in which the Portfolio may invest may have intervals as long as five years. There are three main categories of indices: those based on LIBOR, those based on U.S. Treasury securities, and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly used indices include the one-, three-, and five-year constant-maturity Treasury rates; the three-month Treasury bill rate; the 180-day Treasury bill rate; rates on longer-term Treasury securities; the 11th District Federal Home Loan Bank Cost of Funds; the National Median Cost of Funds; the one-, three-, six-month, or one-year LIBOR; the prime rate of a specific bank; or commercial paper rates. Some indices, such as the one-year constant-maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds, tend to lag behind changes in market interest rate levels and tend to be somewhat less volatile.

CAPS AND FLOORS The underlying mortgages that collateralize ARMS and CMOs will frequently have caps and floors that limit the maximum amount by which the loan rate to the borrower may change up or down (a) per reset or adjustment interval and (b) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

STRIPPED MORTGAGE SECURITIES Securities Portfolio may invest in stripped mortgage securities, which are derivative multi-class mortgage securities. The stripped mortgage securities in which the Securities Portfolio may invest will only be issued or guaranteed by the U.S. government, its agencies or instrumentalities. Stripped mortgage securities have greater market volatility than other types of mortgage securities in which the Securities Portfolio invests.

Stripped mortgage securities are usually structured with two classes, each receiving different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security has one class that receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class receives all of the interest (the interest-only or "IO" class), while the other class receives all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the yield to maturity of any IO class held by the Securities Portfolio. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Securities Portfolio may fail to recoup its initial investment fully, even if the securities are rated in the highest rating categories, AAA or Aaa, by S&P or Moody's, respectively.

Stripped mortgage securities are purchased and sold by institutional investors, such as the Securities Portfolio, through several investment banking firms acting as brokers or dealers. These securities were only recently developed, and traditional trading markets have not yet been established for all stripped mortgage securities. Accordingly, some of these securities may be illiquid. The staff of the SEC has indicated that only government-issued IO or PO securities that are backed by fixed-rate mortgages may be deemed to be liquid, if procedures with respect to determining liquidity are established by a fund's board. The Board of Trustees of the Adjustable Rate Securities Portfolios may, in the future, adopt procedures that would permit the Securities Portfolio to acquire, hold, and treat as liquid government-issued IO and PO securities. At the present time, however, all such securities will continue to be treated as illiquid and will, together with any other illiquid investments, not exceed 10% of the Securities Portfolio's net assets. This position may be changed in the future, without notice to shareholders, in response to the SEC staff's continued reassessment of this matter, as well as to changing market conditions.

ASSET-BACKED SECURITIES Securities Portfolio may invest in asset-backed securities, including adjustable-rate asset-backed securities that have interest rates that reset at periodic intervals. Asset-backed securities are similar to mortgage-backed securities. The underlying assets, however, may include receivables on home equity and credit card loans, and automobile, mobile home, and recreational vehicle loans and leases. Asset-backed securities are issued in either a pass-through structure (similar to a mortgage pass-through structure) or a pay-through structure (similar to a CMO structure). There may be other types of asset-backed securities that are developed in the future in which the Securities Portfolio may invest. In general, collateral supporting asset-backed securities has shorter maturities than mortgage loans and historically has been less likely to experience substantial prepayment.

The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. The payment rate may be affected by various economic and other factors. Therefore, the yield may be difficult to predict, and actual yield to maturity may be more or less than the anticipated yield to maturity.

The credit quality of most asset-backed securities depends primarily on the credit quality of the underlying assets, how well the issuers of the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on the underlying assets to make payments, asset-backed securities may contain elements of credit support. Credit support falls into two categories: (i) liquidity protection and (ii) protection against losses from the default by an obligor on the underlying assets. Liquidity protection refers to advances, generally provided by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses from the default by an obligor enhances the likelihood of payments of the obligations on at least some of the assets in the pool. This protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction, or through a combination of these approaches. Securities Portfolio will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security.

Examples of credit support arising out of the structure of the transaction include "senior subordinated securities" (multiple class securities with one or more classes that are subordinate to the other classes with respect to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses), and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments on the securities and pay any servicing or other fees). The degree of credit support provided is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in the securities.

FLOATERS Securities Portfolio may invest up to 5% of its total assets in inverse floaters. Inverse floaters are instruments with floating or variable interest rates that move in the opposite direction of short-term interest rates and move at an accelerated speed. Securities Portfolio may also invest up to 5% of its total assets in super floaters. Super floaters are instruments that float at a greater than 1 to 1 ratio with the London Interbank Offered Rate ("LIBOR") and are used as a hedge against the risk that LIBOR floaters become "capped" and can no longer float higher.

MORTGAGE DOLLAR ROLLS The Portfolio may enter into mortgage "dollar rolls" in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (name, type, coupon, and maturity) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the mortgage-backed securities. The Portfolio is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the "drop"), as well as the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position.

DERIVATIVES Some of the types of investments discussed in this prospectus may be considered "derivatives." Derivatives are broadly defined as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset. To the extent indicated, each Portfolio may invest in CMOs and uncovered mortgage dollar rolls, and the Securities Portfolio may also invest in REMICs, multi-class pass-throughs, stripped mortgage securities, other asset-backed securities, and structured notes. Some, all, or the component parts of these instruments may be considered derivatives. The Portfolio may use these instruments to help manage risks relating to interest rates and other market factors, to increase liquidity, and/or to invest in a particular instrument in a more efficient or less expensive way. The Portfolio will not necessarily use these instruments or investment strategies to the full extent permitted unless the manager believes that doing so will help the Portfolio achieve its objective, and the Portfolio will not use all instruments or strategies at all times.

CASH AND CASH EQUIVALENTS The Portfolio may retain its underlying assets in cash and cash equivalents, including Treasury bills, commercial paper, and short-term bank obligations such as CDs, bankers' acceptances, and repurchase agreements. The Portfolio intends, however, to retain in cash only as much of its underlying assets as is considered desirable or expedient under existing market conditions.

REPURCHASE AGREEMENTS In a repurchase agreement, the fund buys U.S. government securities from a bank or broker-dealer at one price and agrees to sell them back to the bank or broker-dealer at a higher price on a specified date. A custodian bank approved by the fund's Board of Trustees holds the securities subject to resale on behalf of the fund. The bank or broker-dealer must transfer to the custodian securities with an initial market value of at least 102% of the repurchase price to help secure the obligation to repurchase the securities at a later date. The securities are then marked to market daily to maintain coverage of at least 100%. If the bank or broker-dealer does not repurchase the securities as agreed, the fund may experience a loss or delay in the liquidation of the securities underlying the repurchase agreement and may also incur liquidation costs. The fund, however, intends to enter into repurchase agreements only with banks or broker-dealers that are considered creditworthy (I.E., banks or broker-dealers that have been determined by the fund's manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction). Please see "Risks Repurchase agreement risk" below for more information.

LOANS OF PORTFOLIO SECURITIES Consistent with procedures approved by the Board of Trustees of the Trust and subject to the following conditions, the fund may lend its portfolio securities to qualified securities dealers or other institutional investors, if such loans do not exceed 10% of the value of the fund's total assets at the time of the most recent loan. Such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities or irrevocable letters of credit) in an amount equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The fund retains all or a portion of the interest received on the investment of the cash collateral or receive a fee from the borrower. The fund will continue to receive any interest or dividends paid on any loaned securities and will continue to have voting rights with respect to the securities. However, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS The Portfolio may buy U.S. government obligations (or any securities in the case of the Securities Portfolio) on a "when-issued" or "delayed-delivery" basis. These transactions are arrangements under which the Portfolio buys securities with payment and delivery scheduled for a future time, generally within 30 to 60 days. Purchases of securities on a when-issued or delayed-delivery basis are subject to market fluctuation and the risk that the value or yield at delivery may be more or less than the purchase price or the yield available when the transaction was entered into. Although the Portfolio will generally buy securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if the Portfolio deems it to be advisable. When the Portfolio is the buyer, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of its purchase commitments until payment is made. To the extent the Portfolio engages in when-issued and delayed-delivery transactions, it does so only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for the purpose of investment leverage. In when-issued and delayed-delivery transactions, the Portfolio relies on the seller to complete the transaction. The seller's failure to do so may cause the Portfolio to miss a price or yield considered advantageous. Securities purchased on a when-issued or delayed-delivery basis generally do not earn interest until their scheduled delivery date. The
Portfolio is not subject to any percentage limit on the amount of its assets that may be invested in when-issued purchase obligations.

BORROWING The Securities Portfolio may borrow from banks from time to time to increase its investments. Borrowings may be secured or unsecured and at fixed or variable interest rates. The Securities Portfolio will borrow only to the extent that the value of its assets, less its liabilities (excluding borrowings), is equal to at least 300% of its borrowings. If the Securities Portfolio does not meet the 300% test, it will be required to reduce its debt within three business days to the extent necessary to meet the test. This may require the Securities Portfolio to sell a portion of its investments at a disadvantageous time.

Borrowing for investment purposes is a speculative investment technique known as "leveraging." When the Securities Portfolio leverages its assets, the Securities Portfolio's net asset value may increase or decrease at a greater rate than if the Securities Portfolio were not leveraged. The interest payable on the amount borrowed increases the Securities Portfolio's expenses (and thus reduces the income to the Adjustable Rate Securities Fund), and if the appreciation and income produced by the investments purchased with the borrowings do not exceed the cost of the borrowing, leveraging may reduce the investment performance of the Securities Portfolio.

The fund may not borrow money nor mortgage nor pledge any of its assets, except that borrowings (and a pledge of assets therefor) for temporary or emergency purposes may be made from banks in an amount up to 20% of the fund's total asset value.

ILLIQUID INVESTMENTS The Portfolio's policy is not to invest more than 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Portfolio has valued them.

MASTER/FEEDER FUND STRUCTURE The fund's structure, whereby it invests all of its assets in the corresponding Portfolio, is sometimes known as a "Master/Feeder Fund Structure." This is a relatively new format that often results in certain operational and other complexities. The Franklin Templeton organization was one of the first mutual fund complexes in the country to implement this structure, and the Board of Trustees of the Trust does not believe the additional complexities outweigh the potential benefits to be gained by shareholders.

The fund's investment of all of its assets in the corresponding Portfolio was previously approved by shareholders of the fund. Whenever the fund, as an investor in the corresponding Portfolio, is asked to vote on a matter relating to the Portfolio, the fund will hold a meeting of fund shareholders and will cast its votes in the same proportion as the fund's shareholders have voted.

The Franklin Templeton Funds have one other fund that invests in Mortgage Portfolio and one other that invests in Securities Portfolio. They are designed for institutional investors only. In the future, other funds may be created that may likewise invest in the Portfolio, or existing funds may be restructured so that they may invest in the Portfolio. If requested, we will forward additional information to you about other funds through which you may invest in the Portfolio. If you would like to receive this information, please call Fund Information.

The Portfolio is a diversified series of Adjustable Rate Securities Portfolios, an open-end management investment company. Adjustable Rate Securities Portfolios was organized as a Delaware business trust on February 15, 1991, and is registered with the SEC. Adjustable Rate Securities Portfolios currently issues shares in two separate series. In the future, additional series may be added by the Board of Trustees of the Adjustable Rate Securities Portfolios.

The following describes the various types of securities the Bond Fund may buy.

DEBT SECURITIES represent an obligation of the issuer to repay a loan of money to it, and generally, provide for the payment of interest. These include bonds, notes and debentures; commercial paper; time deposits; bankers' acceptances. A debt security typically has a fixed payment schedule which obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the fund's net asset value.

MORTGAGE-BACKED SECURITIES represent an ownership interest in mortgage loans made by banks and other financial institutions to finance purchases of homes, commercial buildings or other real estate. These mortgage loans may have either fixed or adjustable interest rates. The individual mortgage loans are packaged or "pooled" together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments.

The fund may invest in mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as mortgage-backed securities issued or guaranteed by foreign governments or governmental agencies or by private institutions.

A mortgage-backed security is an interest in a pool of mortgage loans. The primary issuers or guarantors of these securities are GNMA, FNMA and FHLMC. GNMA creates mortgage-backed securities from pools of government guaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks, and savings and loan associations. FNMA and FHLMC issue mortgage securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers. The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. government. Mortgage securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. government. FNMA guarantees full and timely payment of all interest and principal, and FHLMC guarantees timely payment of interest and the ultimate collection of principal. Securities issued by FNMA are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. Securities issued by FHLMC are supported only by the credit of the agency. There is no guarantee that the government would support government agency securities and, accordingly, they may involve a risk of non-payment of principal and interest. Nonetheless, because FNMA and FHLMC are instrumentalities of the U.S. government, these securities are generally considered to be high quality investments having minimal credit risks.

Most mortgage-backed securities are pass-through securities, which means that they provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool. The fund invests in both "modified" and "straight" pass-through securities. For "modified pass-through" type mortgage securities, principal and interest are guaranteed, whereas such guarantee is not available for "straight pass-through" securities.

Guarantees as to the timely payment of principal and interest do not extend to the value or yield of mortgage-backed securities nor do they extend to the value of the fund's shares. In general, the value of fixed-income securities varies with changes in market interest rates. Fixed-rate mortgage securities generally decline in value during periods of rising interest rates, whereas coupon rates of adjustable rate mortgage securities move with market interest rates, and thus their value tends to fluctuate to a lesser degree. In view of these factors, the ability of the fund to obtain a high level of total return may be limited under varying market conditions.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"), REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS") AND MULTI-CLASS PASS-THROUGHS. The fund may invest in certain debt obligations that are collateralized by mortgage loans or mortgage pass-through securities. These obligations may be issued or guaranteed by U.S. government agencies or issued by certain financial institutions and other mortgage lenders. CMOs and REMICs are debt instruments issued by special purpose entities and are secured by pools of mortgages backed by residential and various types of commercial properties. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provides the funds to pay debt service on the CMO or REMIC or make scheduled distributions on the multi-class pass-through securities.

CMOs are collateralized by pools of mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other issuers in the U.S. Timely payment of interest and principal (but not the market value and yield) of some of these pools is supported by various forms of insurance or guarantees issued by private issuers, those who pool the mortgage assets and, in some cases, by U.S. government agencies. Prepayments of the mortgages underlying a CMO, which usually increase when interest rates decrease, will generally reduce the life of the mortgage pool, thus impacting the CMO's yield. Under these circumstances, the reinvestment of prepayments will generally be at a rate lower than the rate applicable to the original CMO.

With a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specified coupon rate or adjustable rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO, however, may cause it to be retired substantially earlier than the stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semiannual basis. The principal and interest on the underlying mortgages may be allocated among several classes of a series in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of a CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. Some of the CMOs in which the fund may invest may be less liquid than other types of mortgage securities. A lack of liquidity in the market for CMOs could result in the fund's inability to dispose of such securities at an advantageous price under certain circumstances.

To the extent any privately issued CMOs in which the fund invests are considered by the SEC to be an investment company, the fund will limit its investments in such securities in a manner consistent with the provisions of the 1940 Act.

REMICs, which are authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with CMOs, the mortgages that collateralize the REMICs in which the fund may invest include mortgages backed by GNMAs or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities or issued by private entities, which are not guaranteed by any government agency.

Yields on privately-issued CMOs have been historically higher than the yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government.

STRIPPED MORTGAGE-BACKED SECURITIES. The fund may invest in stripped mortgage-backed securities to achieve a higher yield than may be available from fixed-rate mortgage securities. The stripped mortgage-backed securities in which the fund may invest will not be limited to those issued or guaranteed by agencies or instrumentalities of the U.S. government, although such securities are more liquid than privately issued stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes, each receiving different proportions of the interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity of an IO and PO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets.

Stripped mortgage-backed securities have greater market volatility than other types of mortgage securities in which the fund invests and are purchased and sold by institutional investors, such as the fund, through several investment banking firms acting as brokers or dealers. Some of these securities may be illiquid. The staff of the SEC has indicated that only government-issued IO or PO securities that are backed by fixed-rate mortgages may be deemed to be liquid, if procedures with respect to determining liquidity are established by a fund's board of trustees. The board of trustees may, in the future, adopt procedures that would permit the fund to acquire, hold, and treat as liquid government-issued IO and PO securities. At the present time, however, all such securities will be treated as illiquid and will, together with any other illiquid investments, not exceed 15% of the fund's net assets. This position may be changed in the future, without notice to shareholders, in response to the staff's continued reassessment of this matter, as well as to changing market conditions.

As new types of mortgage-backed securities are developed and offered to investors, the fund may invest in them if they are consistent with the fund's objectives, policies and quality standards.

OTHER STRUCTURED INVESTMENTS. In addition to CMOs and stripped mortgage-backed securities, the fund may invest in other structured investments such as collateralized loan obligations and collateralized bond obligations. These securities typically are issued in one or more classes that are backed by or represent an interest in certain underlying instruments with the cash flows on the underlying instruments apportioned among the classes to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions. The fund may invest in structured investments that are either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the fund's assets that may be used for borrowing activities.

Certain issuers of structured investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are often sold in private placement transactions. To the extent such investments are illiquid, they will be subject to the fund's restrictions on investments in illiquid securities.

ADJUSTABLE RATE MORTGAGE SECURITIES. The fund may invest in adjustable rate mortgage securities ("ARMs"). ARMs, like traditional mortgage-backed securities, are an interest in a pool of mortgage loans and are issued or guaranteed by a federal agency or by private issuers. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, the interest rates on the mortgages underlying ARMs are reset periodically and thus allow the fund to participate in increases in interest rates, resulting in both higher current yields and lower price fluctuations. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower current yields. Because of this feature, the value of an ARM is unlikely to rise during periods of declining interest rates to the same extent as a fixed-rate instrument. The rate of amortization of principal, as well as interest payments, for certain types of ARMs change in accordance with movements in a pre-specified, published interest rate index. There are several categories of indices, including those based on U.S. Treasury securities, those derived from a calculated measure, such as a cost of funds index, or a moving average of mortgage rates and actual market rates. The amount of interest due to an ARM security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. The interest rates paid on the ARMs in which the fund may invest are generally readjusted at intervals of one year or less, although instruments with longer resets such as three, five, seven and ten years are also permissible investments.

The underlying mortgages that collateralize the ARMs in which the fund may invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization, which can extend the average life of the securities. Since most ARMs in the fund's portfolio will generally have annual reset limits or caps of 100 to 200 basis points, fluctuations in interest rates above these levels could cause the mortgage securities to "cap out" and to behave more like long-term, fixed-rate debt securities.

ASSET-BACKED SECURITIES The fund may invest in asset-backed securities. The assets underlying these securities may include, but are not limited to, receivables on home equity and credit card loans, and automobile, mobile home and recreational vehicle loans and leases. There may be other types of asset-backed securities that are developed in the future in which the fund may invest. Asset-backed securities are issued in either a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). In general, asset-backed securities contain shorter maturities than bonds or mortgage loans. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. The payment rate may be affected by various economic and other factors. Therefore, the yield may be difficult to predict, and actual yield to maturity may be more or less than the anticipated yield to maturity.

The credit quality of most asset-backed securities depends primarily on the credit quality of the underlying assets, how well the issuers of the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities. Asset-backed securities entail certain risks not presented by mortgage-backed securities as they do not have the benefit of the same type of security interests in the underlying collateral. Credit card receivables are generally unsecured and a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and the technical requirements imposed under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on securities backed by these receivables.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on the underlying assets to make payments, asset-backed securities may contain elements of credit support. Credit support falls into two categories: (i) liquidity protection and (ii) protection against losses from the default by an obligor on the underlying assets. Liquidity protection refers to advances, generally provided by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses from the default by an obligor enhances the likelihood of payments of the obligations on at least some of the assets in the pool. This protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction, or through a combination of these approaches. The fund will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security.

Examples of credit support arising out of the structure of the transaction include "senior subordinated securities" (multiple class securities with one or more classes that are subordinate to the other classes with respect to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses), and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments on the securities and pay any servicing or other fees). The degree of credit support provided is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in the securities.

WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS The fund may buy U.S. government obligations on a "when issued" or "delayed delivery" basis. These transactions are arrangements under which the fund buys securities that have been authorized but not yet issued with payment for and delivery of the security scheduled for a future time, generally in 30 to 60 days. Purchases of U.S. government securities on a when issued or delayed delivery basis are subject to the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into. Although the fund will generally buy U.S. government securities on a when issued basis with the intention of holding the securities, it may sell the securities before the settlement date if it is deemed advisable. When the fund is the buyer in this type of transaction, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of the fund's purchase commitments until payment is made. To the extent the fund engages in when issued and delayed delivery transactions, it will do so only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, and not for the purpose of investment leverage. In when issued and delayed delivery transactions, the fund relies on the seller to complete the transaction. The seller's failure to do so may cause the fund to miss a price or yield considered advantageous to the fund. Securities purchased on a when issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. Entering into a when issued or delayed delivery transaction is a form of leverage that may affect changes in net asset value to a greater extent.

MORTGAGE DOLLAR ROLLS The fund may enter into mortgage dollar rolls in which the fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (name, type, coupon and maturity) securities on a specified future date. During the period between the sale and repurchase, the fund forgoes principal and interest paid on the mortgage-backed securities. The fund is compensated by the difference between the current sale price and the lower price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of mortgage dollar roll for which there is an offsetting cash position or a cash equivalent security position. The fund could suffer a loss if the contracting party fails to perform the future transaction in that the fund may not be able to buy back the mortgage-backed securities it initially sold. The fund intends to enter into mortgage dollar rolls only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

GOVERNMENT SECURITIES. The fund may invest in Treasury bills, notes and bonds, which are direct obligations of the U.S. government, backed by the full faith and credit of the U.S. Treasury, and in securities issued or guaranteed by federal agencies. The fund may also invest in securities issued or guaranteed by foreign governments and their agencies.

DERIVATIVE  SECURITIES  Futures  contracts,   option  transactions  and  foreign
currency exchange transactions are generally considered "derivative securities."

FUTURES CONTRACTS. The fund may enter into contracts for the purchase or sale for future delivery of financial futures and foreign currency futures and options on these contracts. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. Futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

At the time of delivery of securities on the settlement date of a contract, adjustments are made to recognize differences in value arising from the delivery of securities with different interest rates from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The termination of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the fund will incur brokerage fees when it buys or sells futures contracts.

To the extent the fund enters into a futures contract, it will deposit in a segregated account with its custodian bank cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the "initial margin"), as required by the relevant contract market and futures commission merchant. The futures contract will be marked to the market daily. Should the value of the futures contract decline relative to the fund's position, the fund will be required to pay the futures commission merchant an amount equal to such change in value. The fund may also cover its futures position by holding a call option on the same futures contract permitting the fund to purchase the instrument or currency at a price no higher than the price established in the futures contract which it sold.

Generally, the purpose of the acquisition or sale of a futures contract is to attempt to protect the fund from fluctuations in the price of portfolio securities without actually buying or selling the underlying security, although the fund may engage in futures and related options to earn additional income. For example, if the fund owns long-term bonds, and interest rates were expected to increase, the fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by the fund. If interest rates did increase, the value of the debt securities owned by the fund would decline, but the value of the futures contracts to the fund would increase at approximately the same rate, thereby keeping the net asset value of the fund from declining as much as it otherwise would have. The fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is often more liquid than the cash (securities) market, the use of futures contracts as an investment technique allows the fund to maintain a defensive position without having to sell its portfolio securities. Similarly, if the fund expects that a foreign currency in which its securities are denominated will decline in value against the U.S. dollar, the fund may sell futures contracts on that currency. If the foreign currency does decline in value, the decrease in value of the security denominated in that currency will be offset by an increase in the value of the fund's futures position.

Alternatively, when it expects that interest rates may decline, the fund may purchase futures contracts in an attempt to hedge against the anticipated purchase of long-term bonds at higher prices. Since the fluctuations in the value of futures contracts should be similar to that of long-term bonds, the fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the fund could then buy long-term bonds on the cash (securities) market. Similarly, if the fund intends to acquire a security or other asset denominated in a currency that is expected to appreciate against the U.S. dollar, the fund may purchase futures contracts on that currency. If the value of the foreign currency does appreciate, the increase in the value of the futures position will offset the increased U.S. dollar cost of acquiring the asset denominated in that currency.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus causing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the manager may still not result in a successful transaction.

OPTIONS ON FUTURES CONTRACTS. The fund may buy and sell (write) options on futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities or currency, it may or may not be less risky than direct ownership of the futures contract of the underlying debt securities or currency.

If the fund writes a call option on a futures contract and the futures price at expiration of the option is below the exercise price, the fund will retain the full amount of the option premium, which may provide a partial hedge against any decline that may have occurred in the value of the fund's portfolio holdings. If the futures price at expiration of the option is higher than the exercise price, the fund will retain the full amount of the option premium, which may provide a partial hedge against any increase in the price of securities which the fund intends to purchase. If a put or call option the fund has written is exercised, the fund will incur a loss, which will be reduced by the amount of the premium it received. The fund may lose the entire amount of the premium (plus related transaction costs) paid for options it has purchased if the option expires worthless. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of its portfolio securities.

The fund's ability to engage in the options on futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in options on futures are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in various types of options on futures. Therefore, no assurance can be given that the fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the fund's ability to engage in options on futures transactions may be limited by tax considerations.

OPTIONS ON FOREIGN CURRENCIES. The fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such reductions in the value of portfolio securities, the fund may purchase put options on the foreign currency. If the value of the currency does decline, the fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of the securities, the fund may purchase call options on such currency. The purchase of options could offset, at least partially, the effects of the adverse movements in currency exchange rates. As with other types of options, however, the benefit the fund derives from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options that would require the fund to forego a portion or all of the benefits of advantageous changes in such rates.

The fund may also write options on foreign currencies for hedging purposes. For example, where the fund anticipates a decline in the dollar value of foreign currency-denominated securities due to adverse fluctuations in currency exchange rates the fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the fund could write a put option on the relevant currency. If currency exchange rates increase as projected, the put option will expire unexercised and the premium received will offset the increased cost. As with other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium received, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium received. As a result of writing options on foreign currencies, the fund may also be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable changes in currency exchange rates.

All call options written on foreign currencies will be covered. A call option on foreign currencies written by the fund is "covered" if the fund owns (or has an absolute right to acquire) the underlying foreign currency covered by the call. A call option is also covered if the fund has a call on the same foreign currency in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the fund in cash and U.S. government securities in a segregated account with its custodian.

The fund proposes to take advantage of investment opportunities in the area of futures contracts and options on futures contracts that are not presently contemplated for use by the fund or that are not currently available but which may be developed in the future, to the extent such opportunities are both consistent with the fund's investment objective and policies and are legally permissible transactions for the fund. These opportunities, if they arise, may involve risks that are different from those involved in the options and futures activities described above.

FORWARD CURRENCY EXCHANGE CONTRACTS. The fund may enter into forward currency exchange contracts ("Forward Contract(s)") to attempt to minimize the risk to the fund from adverse changes in the relationship between currencies. A Forward Contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.

The fund may construct an investment position by combining a debt security denominated in one currency with a Forward Contract calling for the exchange of that currency for another currency. The investment position is not itself a security but is a combined position (i.e., a debt security coupled with a Forward Contract) that is intended to be similar in overall performance to a debt security denominated in the same currency.

For example, an Italian lira-denominated position could be constructed by buying a German mark-denominated debt security and simultaneously entering into a Forward Contract to exchange an equal amount of marks for lira at a future date and at a specified exchange rate. With such a transaction, the fund may be able to receive a return that is substantially similar from a yield and currency perspective to a direct investment in lira debt securities while achieving other benefits from holding the underlying security. The fund may experience slightly different results from its use of such combined investment positions as compared to its purchase of a debt security denominated in the particular currency subject to the Forward Contract. This difference may be enhanced or offset by premiums that may be available in connection with the Forward Contract.

The fund may also enter into a Forward Contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Additionally, for example, when the fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the fund's portfolio securities denominated in such foreign currency; or when the fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount.

The fund usually effects forward currency exchange contracts on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. Some price spread on currency exchange (to cover service charges) will be incurred when the fund converts assets from one currency to another.

To limit potential risks in connection with the purchase of currency under Forward Contracts, cash, cash equivalents or readily marketable debt securities equal to the amount of the purchase will be held in segregated accounts with the fund's custodian bank to be used to pay for the commitment, or the fund will cover any commitments under these contracts to sell currency by owning the underlying currency (or an absolute right to acquire such currency). The segregated account will be marked-to-market daily.

SHORT SELLING In a short sale, the fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete the transaction, the fund must borrow the security to make delivery to the buyer. The fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the fund must pay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, the fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

The fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security, and the fund will realize a gain if the security declines in price between those same dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the fund is required to pay in connection with the short sale.

The fund will place in a segregated account with its custodian bank an amount equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated account will be marked-to-market daily and at no time will the amount deposited in the segregated account and with the broker as collateral be less than the market value of the securities at the time they sold short. Under amendments made by the Revenue act of 1997, entering into a short sale could cause immediate recognition of gain (but not loss) on the date the constructive sale of an appreciated financial position is entered.

ILLIQUID AND RESTRICTED SECURITIES The fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the fund has valued the securities and include, among other things, repurchase agreements of more than seven days duration and other securities which are not readily marketable. Investments in savings deposits are generally considered illiquid and will, together with other illiquid investments, not exceed 15% of the fund's total net assets. Notwithstanding this limitation, the fund may invest in securities that cannot be offered to the public for sale without first being registered under the Securities Act of 1933, as amended (the "1933 Act") ("restricted securities"), where such investment is consistent with the fund's investment objective and the manager determines that there is a liquid institutional or other market for such securities. For example, restricted securities that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act and for which a liquid institutional market has developed will be considered liquid even though such securities have not been registered pursuant to the 1933 Act.

The board of trustees will review any determination by the manager to treat a restricted security as a liquid security on an ongoing basis, including the manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the manager and the board of trustees will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent the fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts.

SECURITIES LENDING The fund may lend to broker-dealers portfolio securities with an aggregate market value up to 33 1/3% of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The fund may terminate the loans at any time and obtain the return of the securities. The fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities.

REPURCHASE AGREEMENTS The fund will generally have a portion of its assets in cash or cash equivalents for a variety of reasons including waiting for a special investment opportunity or taking a defensive position. To earn income on this portion of its assets, the fund may enter into repurchase agreements with certain banks and broker-dealers. Under a repurchase agreement, the fund agrees to buy a U.S. government security from one of these issuers and then to sell the security back to the issuer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the fund's custodian, securities with an initial value of at least 102% of the dollar amount invested by the fund in each repurchase agreement. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the fund's ability to dispose of the underlying securities. The fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the fund's board of trustees, i.e., banks or broker-dealers which have been determined by the manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

BORROWING The fund does not borrow money, except that the fund may borrow for temporary or emergency purposes in an amount not to exceed 30% of its total assets (including the amount borrowed).

TEMPORARY INVESTMENTS When the manager believes that the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist, it may invest the fund's portfolio in a temporary defensive manner. Under such circumstances, the fund may invest up to 100% of its assets in short-term debt instruments, including U.S. government securities, high grade commercial paper, repurchase agreements and other money market equivalents.

For information on the Fund's administrator and its expenses, please see "Management and Other Services"

INVESTMENT RESTRICTIONS Each fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less. The fund may not:

The Adjustable U.S. Government Fund and Adjustable Rate Securities Fund may not:

 1. Borrow money or mortgage or pledge any of the assets of the Trust, except that borrowings (and a pledge of assets therefor) for temporary or emergency purposes may be made from banks in an amount up to 20% of total asset value.

 2. Buy any securities on "margin" or sell any securities "short."

 3. Lend any funds or other assets, except by the purchase of publicly distributed bonds, debentures, notes or other debt securities and except that securities of each fund may be loaned to securities dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower, provided such loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of that fund's total assets at the time of the most recent loan. The entry into repurchase agreements is not considered a loan for purposes of this restriction.

 4. Act as underwriter of securities issued by other persons, except insofar as a fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities, except that all or substantially all of the assets of each fund may be invested in another registered investment company having the same investment objective and policies of that fund.

 5. Invest more than 5% of the value of the gross assets of each fund in the securities of any one issuer, but this limitation does not apply to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, except that all or substantially all of the assets of each fund may be invested in another registered investment company having the same investment objective and policies of that fund.

 6. Purchase the securities of any issuer which would result in owning more than 10% of any class of the outstanding voting securities of such issuer, except that all or substantially all of the assets of each fund may be invested in another registered investment company having the same investment objective and policies of that fund. To the extent permitted by exemptions granted under the 1940 Act, the funds may invest in shares of one or more money market funds managed by Franklin Advisers, Inc. or its affiliates.

 7. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; or retain securities of any issuer if, to the knowledge of the trust, one or more of its officers, trustees or investment advisor own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

 8. Purchase any securities issued by a corporation which has not been in continuous operation for three years, but such period may include the operation of a predecessor, except that, to the extent this restriction is applicable, all or substantially all of the assets of each fund may be invested in another registered investment company having the same investment objective and policies of that fund.

 9. Acquire, lease or hold real estate.

10. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas or other mineral exploration or development programs.

11. Invest in companies for the purpose of exercising control or management, except that, to the extent this restriction is applicable, all or substantially all of the assets of each fund may be invested in another registered investment company having the same investment objective and policies of that fund.

12. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; except that all or substantially all of the assets of each fund may be invested in another registered investment company having the same investment objective and policies as that fund or except to the extent the funds invest their uninvested daily cash balances in shares of the Franklin Money Fund and other money market funds in the Franklin Funds provided i) the purchases and redemptions of such money fund shares may not be subject to any purchase or redemption fees, ii) the investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the fund's shares (as determined under Rule 12b-1 under federal securities laws), and iii) provided aggregate investments by a fund in any such money fund do not exceed (A) the greater of
(i) 5% of the fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money fund.

13. Issue senior securities, as defined in the 1940 Act, except that this restriction will not prevent the Funds from entering into repurchase agreements or making borrowings, mortgages and pledges as permitted by restriction #1 above.

The investment restrictions of the Portfolio are the same as the investment restrictions of the fund, except as indicated below and except as necessary to reflect the policy of the funds to invest all of their assets in the shares of the Mortgage Portfolio or Securities Portfolio, as applicable.

The Mortgage Portfolio may not:

1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefor) for temporary or emergency purposes may be made from banks in an amount up to 20% of total asset value. The Portfolio will not purchase additional investment securities while borrowings in excess of 5% of total assets are outstanding.

2. Buy any securities on "margin" or sell any securities "short," except for any delayed delivery or when-issued securities as described in the SAI.

3. Purchase securities of other investment companies, except to the extent permitted by the 1940 Act. To the extent permitted by exemptions which may be granted under the 1940 Act, the Portfolio may invest in shares of one or more money market funds managed by Advisers or its affiliates. (The fund's investment restriction in this respect is stated in far more detail.)

The Securities Portfolio may not:

1. Borrow money or mortgage or pledge any of its assets in an amount exceeding 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made.

2. Buy any securities on "margin" or sell any securities "short," except for any delayed delivery or when-issued securities as described in this registration statement.

3. Purchase securities of other investment companies, except to the extent permitted by the 1940 Act or pursuant to an exemption therefrom, granted by the SEC. To the extent permitted by exemptions which may be granted under the 1940 Act, the Portfolio may invest in shares of one or more money market funds managed by Advisers or its affiliates. (The fund's investment restriction in this respect is stated in far more detail.)

The  Adjustable  U.S.   Government  Fund  may  also  be  subject  to  investment
limitations imposed by foreign jurisdictions in which the fund sells its shares.

The Bond Fund may not:

1. Borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 30% of the value of the fund's total assets (including the amount borrowed).

2. Act as an underwriter except to the extent the fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

4. Purchase or sell real estate and commodities, except that the fund may purchase or sell securities of real estate investment trusts, may purchase or sell currencies, may enter into futures contracts on securities, currencies, and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

5. Issue securities senior to the fund's presently authorized shares of beneficial interest. Except that this restriction shall not be deemed to prohibit the fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures contracts, forward contracts or repurchase transactions.

6. Concentrate (invest more than 25% of its total assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

7. Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities), if immediately after such investment
(a) more than 5% of the value of the fund's total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the fund, except that up to 25% of the value of such fund's total assets may be invested without regard to such 5% and 10% limitations.

If a bankruptcy or other extraordinary event occurs concerning a particular security owned by the funds, the funds may receive stock, real estate, or other investments that the funds would not, or could not, buy. In this case, the funds intend to dispose of the investment as soon as practicable while maximizing the return to shareholders.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

RISKS
------------------------------------------------------------------------------

Mortgage Portfolio and Securities Portfolio:

INTEREST RATE RISK Changes in interest rates will affect the value of the Portfolio's and thus the corresponding fund's portfolio and their share prices. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of the Portfolio's and the corresponding fund's shares. Interest rates have increased and decreased in the past. These changes are unpredictable. To the extent the Portfolio invests in fixed-rate securities, the value of the and thus the fund's shares will be more sensitive to interest rate changes than if the Portfolio were fully invested in adjustable-rate securities.

MORTGAGE SECURITIES RISK The mortgage securities in which the Portfolio invests differ from conventional bonds in that principal is paid over the life of the mortgage security rather than at maturity. As a result, the holder of the mortgage securities (i.e., the Portfolio) receives monthly scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of U.S. government securities as a means of "locking in" long-term interest rates. In general, fixed-rate mortgage securities have greater exposure to this "prepayment risk" than ARMS.

The market value of mortgage securities, like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. An unexpected rise in interest rates could extend the life of a mortgage security because of a lower than expected level of prepayments, potentially reducing the security's value and increasing its volatility. ARMS, however, have less risk of a decline in value during periods of rapidly rising rates but, like other mortgage securities, may also have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. To the extent market interest rates increase beyond applicable caps or maximum rates on ARMS or beyond the coupon rates of fixed-rate mortgage securities, the market value of the mortgage security would likely decline to the same extent as a conventional fixed-rate security.

In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.

Some of the CMOs in which the Portfolio may invest may have less liquidity than other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous price or time under certain circumstances.

With respect to pass-through mortgage pools issued by private issuers, there is no assurance that private insurers of the securities will be able to meet their obligations. Although the market for privately issued mortgage securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. These securities are subject to the Securities Portfolio's limit with respect to illiquid investments.

ADJUSTABLE RATE SECURITIES RISK ARS have several characteristics that you should consider before investing in the Adjustable Rate Securities Fund. As indicated above, the interest rate reset features of ARS held by the Securities Portfolio will reduce the effect on the Securities Portfolio's net asset value per share caused by changes in market interest rates. The market value of ARS and, therefore, the Securities Portfolio's and the Adjustable Rate Securities Fund's net asset value may vary, however, to the extent that the current interest rate on ARS differs from market interest rates during periods between the interest rate reset dates. These variations in value occur inversely to changes in the market interest rates. Thus, if market interest rates rise above the current rates on the securities, the value of the securities will decrease, and if market interest rates fall below the current rate on the securities, the value of the securities will rise. The longer the adjustment intervals on ARS held by the Securities Portfolio, the greater the potential for fluctuations in the Securities Portfolio's and thus the Adjustable Rate Securities Fund's net asset value.

As an investor in the Adjustable Rate Securities Fund, you will receive increased income as a result of upward adjustments of the interest rates on ARS held by the Securities Portfolio in response to market interest rates. The Adjustable Rate Securities Fund and its shareholders, however, will not benefit from increases in market interest rates once the rates rise to the point where they cause the rates on ARS to reach their maximum adjustment rate annual or lifetime caps. In addition, because of their interest rate adjustment feature, ARS are not an effective means of "locking-in" attractive interest rates for periods in excess of the adjustment period.

In the case of privately issued ARMS where the underlying mortgage assets carry no agency or instrumentality guarantee, the mortgagors on the loans underlying ARMS are often qualified for the loans on the basis of the original payment amounts. The mortgagor's income may not be sufficient to enable the mortgagor to continue making loan payments as the payments increase, resulting in a greater likelihood of default. Conversely, any benefits to the Adjustable Rate Securities Fund and its shareholders from an increase in the Securities Portfolio's net asset value caused by falling market interest rates is reduced by the potential for a decline in the interest rates paid on ARS held by the Securities Portfolio. The Adjustable Rate Securities Fund, therefore, is not designed for investors seeking capital appreciation.

ASSET-BACKED SECURITIES RISK Asset-backed securities entail certain risks not present with mortgage-backed securities, because they do not have the benefit of the same type of security interests in the underlying collateral. Credit card receivables are generally unsecured, and a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing the receivables due to the large number of vehicles involved in a typical issuance and the technical requirements imposed under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on securities backed by these receivables.

REPURCHASE AGREEMENT RISK The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy code or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within the control of the fund, and therefore the realization by the fund on the collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the manager acknowledges these risks, it is expected that if repurchase agreements are otherwise deemed useful to the fund, these risks can be controlled through careful monitoring procedures.

MASTER/FEEDER FUND STRUCTURE RISK An investment in the fund may be subject to certain risks due to the fund's structure. These risks include the potential that if other shareholders in the Portfolio sell their shares, the corresponding fund's expenses may increase or the economies of scale that have been achieved as a result of the structure may diminish. Institutional investors in the Portfolio that have a greater pro rata ownership interest in the Portfolio than the corresponding fund could also have effective voting control over the operation of the Portfolio. Furthermore, if the Portfolio changes its objective or any of its fundamental policies and shareholders of the corresponding fund do not approve the change for the fund, the Fund may be forced to withdraw its investment from the Portfolio and seek another investment company with the same objective and policies.

If the Board of Trustees of the Trust considers it to be in the best interest of the fund, the fund may withdraw its investment in the corresponding Portfolio at any time. In that event, the Board of Trustees of the Trust would consider what action to take, including the investment of all of the fund's assets in another pooled investment entity with the same investment objective and substantially similar policies as the fund or the hiring of an investment advisor to manage the fund's investments. Either circumstance may cause an increase in fund expenses.

Bond Fund:

There is no assurance that the fund will meet its investment goal. Investments in securities that have potential to increase in value may be subject to a greater degree of risk and may be more volatile than other types of investments.

The value of your shares will increase as the value of the securities owned by the fund increases and will decrease as the value of the fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the fund. In addition to the factors that affect the value of any particular security that the fund owns, the value of fund shares may also change with movements in the stock market as a whole.

INTEREST RATE Because the fund invests primarily in debt securities, changes in interest rates in any country where the fund is invested will affect the value of the fund's portfolio and, consequently, its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to cause the face value of a debt security to decrease, having a negative effect on the value of the fund's shares. Of course, interest rates have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.

MORTGAGE-BACKED SECURITIES The fund's investment in mortgage-backed securities differs from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The fund may receive unscheduled prepayments of principal due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. During periods of declining interest rates, the volume of principal prepayments generally increases as borrowers refinance their mortgages at lower rates. The fund may be forced to reinvest returned principal at lower interest rates, reducing the fund's income. For this reason, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates than other investments with similar maturities. A reduction in the anticipated rate of principal prepayments, especially during periods of rising interest rates, may increase the effective maturity of mortgage-backed securities, making them more susceptible than other debt securities to a decline in market value when interest rates rise. This could increase the volatility of the fund's returns and share price.

To the extent mortgage securities are purchased at a premium, unscheduled principal prepayments, including prepayments resulting from mortgage foreclosures, may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which, when distributed to you, will be taxable as ordinary income.

FOREIGN SECURITIES You should consider carefully the substantial risks involved in securities of companies of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. A fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange ("NYSE"), and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political, and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

CURRENCY The fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent the fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization, or confiscatory taxation, withholding, and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

The fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the fund's portfolio securities are denominated may have a detrimental impact on the fund. Through the fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the fund's investments.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

The board of trustees considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions which would affect the liquidity of the fund's assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The board of trustees also considers the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories. However, in the absence of willful misfeasance, bad faith, or gross negligence on the part of the manager, any losses resulting from the holding of the fund's portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders. No assurance can be given that the board of trustees' appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

EURO RISK On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the euro, which will replace the national currency for participating member countries. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets.

Franklin Resources, Inc. has created an interdepartmental team to handle all euro-related changes to enable the Franklin Templeton Funds to process transactions accurately and completely with minimal disruption to business activities. While the implementation of the euro could have a negative effect on the fund, the fund's manager and its affiliated services providers are taking steps they believe are reasonably designed to address the euro issue.

LOWER-RATED SECURITIES Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk to principal and income, including the possibility of default by, or bankruptcy or, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for a fund to obtain accurate market quotations for the purposes of valuing the fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated dent securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities. The ability of a fund to achieve its investment goal may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the fund were invested in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a fund may incur additional expenses to seek recovery.

The risk factors above also apply to lower-quality zero-coupon, deferred interest and pay-in-kind securities. These securities have an additional risk, however, because unlike securities that pay interest throughout the time until maturity, the fund will not receive any cash until the cash payment date. If the issuer defaults, the fund may not obtain any return on its investment.

Zero-coupon or deferred interest securities are debt obligations that make no periodic interest payments before maturity or a specified date when the securities begin paying current interest (the "cash payment date"), and therefore are generally issued and traded at a discount from their face amount or par value. The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date approaches.

The value of zero-coupon securities is generally more volatile than the value of other fixed-income securities that pay interest periodically. Zero-coupon securities are also likely to respond to changes in interest rates to a greater degree than other fixed-income securities having similar maturities and credit quality.

Current federal income tax law requires a holder of a zero-coupon security to report as income each year the portion of original issue discount on the security that accrues that year, even though the holder receives no cash payments of interest during the year. Pay-in-kind securities pay interest by issuing more bonds. The fund is deemed to receive interest over the life of these bonds and is treated as if the interest were paid on a current basis for federal income tax purposes, although the fund does not receive any cash interest payments until maturity or the cash payment date. Accordingly, during times when the fund does not receive any cash interest payments on its zero-coupon, deferred interest or pay-in-kind securities, it may have to sell portfolio securities to meet distribution requirements and these sales may be subject to the risk factors discussed above. The fund is not limited in the amount of its assets that may be invested in these types of securities.

DERIVATIVE SECURITIES RISK
FUTURES CONTRACTS. Futures contracts entail risks. Although the fund believes that use of such contracts will benefit the fund, if the manager's investment judgment about pertinent market movements is incorrect, the fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. Similarly, if the fund sells a foreign currency futures contract and the U.S. dollar value of the currency unexpectedly increases, the fund will lose the beneficial effect of the increase on the value of the security denominated in that currency. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The fund may have to sell securities at a time when it may be disadvantageous to do so.

The fund's ability to hedge effectively all or a portion of its securities through transactions in financial futures and related options also depends on the degree to which price movements in the underlying index or underlying securities correlate with price movements in the relevant portion of the fund's portfolio. Inasmuch as these securities will not duplicate the components of any index or underlying securities, the correlation will not be perfect. Consequently, the fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both the securities and the hedging instrument.

Positions in financial futures and related options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular futures contract or related option at any specific time. Thus, it may not be possible to close a futures or option position. The inability to close futures or options positions could have an adverse impact on the fund's ability to effectively hedge its securities. The fund will enter into a futures or option position only if there appears to be a liquid secondary market for such futures or option.

The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The fund does not believe that these trading and positions limits will have an adverse impact on the fund's futures strategies.

OPTIONS ON FUTURES. The amount of risk the fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

ADDITIONAL RISKS OF FORWARD CONTRACTS, OPTIONS ON FOREIGN CURRENCIES, AND OPTIONS ON FUTURES CONTRACTS. Forward Contracts are not traded on contract markets regulated by the CFTC or by the SEC. The ability of the fund to use Forward Contracts could be restricted to the extent that Congress authorized the CFTC or the SEC to regulate such transactions. Forward Contracts are traded through financial institutions acting as market makers.

The fund may enter into forward currency exchange contracts in order to limit the risk from adverse changes in the relationship between currencies. However, these contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or between foreign currencies. Unanticipated changes in currency exchange rates also may result in poorer overall performance for the fund than if it had not entered into such contracts.

The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market, as well as the risks of adverse market movements, margins of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events.

Futures contracts on currencies, options on futures contracts, and options on foreign currencies may be traded on foreign exchanges. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies. The value of such positions could also be adversely affected by (i) other foreign political and economic factors, (ii) less available data than in the U.S. on which to base trading decisions, (iii) delays in the fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of exercise and settlement terms and procedures, and margin requirements different from those in the U.S., and (v) lesser trading volume.

ADVANTAGES OF INVESTING IN THE ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND AND ADJUSTABLE RATE SECURITIES FUND The Adjustable U.S. Government Fund enables you to invest easily in mortgage securities issued or guaranteed by the U.S. government, its agencies or instrumentalities with a low initial investment. Similarly, the Adjustable Rate Securities Fund enables you to invest easily in adjustable rate securities rated in the top two rating categories by nationally recognized statistical rating agencies or issued or guaranteed by the U.S. government, its agencies or instrumentalities. Any guarantee will extend to the payment of interest and principal due on the securities and will not provide any protection from fluctuations in the market value of the securities. The fund believes that by investing in the corresponding Portfolio, which in turn invests primarily in securities that provide for variable interest rates, it will achieve a more consistent and less volatile net asset value than is characteristic of mutual funds that invest primarily in similar securities paying a fixed interest rate. The dividends from the Adjustable U.S. Government Fund's net investment income are declared and distributed monthly. Some change in the net asset value per share of the Adjustable U.S. Government Fund during the month may be expected due to the accumulation of undistributed income and the pay-out of such income once a month as a dividend. Please see "Pricing Shares" later in this SAI. Principal payments received on the Portfolio's mortgage securities will be reinvested by the Portfolio in other securities. These securities may have a higher or lower yield than the mortgage securities already held by the Portfolio, depending on market conditions.

An investment in the fund also provides liquidity since you may redeem shares of the Fund at any time at the current net asset value. Please see "Buying and Selling Shares."

OFFICERS AND TRUSTEES
------------------------------------------------------------------------------

The trust has a board of trustees. The board is responsible for the overall management of the trust, including general supervision and review of each fund's investment activities. The board, in turn, elects the officers of the trust who are responsible for administering the trust's day-to-day operations. The board also monitors each fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The affiliations of the officers and board members and their principal occupations for the past five years are shown below.



                                     POSITION(S)
                                     HELD WITH        PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS                THE TRUST        DURING THE PAST FIVE YEARS
--------------------------------------------------------------------------------
Frank H. Abbott, III (77)
1045 Sansome Street
San Francisco, CA 94111

Trustee

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) and Vacu-Dry Co. (food processing).

Harris J. Ashton (66)
191 Clapboard Ridge Road
Greenwich, CT 06830

Trustee

Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods (a meat packing company); director or trustee, as the case may be, of 49 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers).

S. Joseph Fortunato (66)
Park Avenue at Morris County
P.O. Box 1945
Morristown, NJ 07962-1945

Trustee

Member of the law firm of Pitney, Hardin, Kipp & Szuch; director or trustee, as the case may be, of 51 of the investment companies in the Franklin Templeton Group of Funds.

Edith E. Holiday (47)
3239 38th Street, N.W.
Washington, DC 20016

Trustee

Director, Amerada Hess Corporation (exploration and refining of natural gas) (1993-present), Hercules Incorporated (chemicals, fibers and resins) (1993-present), Beverly Enterprises, Inc. (health care) (1995-present) and H.J. Heinz Company (packaged foods and allied products) (1994-present); director or trustee, as the case may be, of 25 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman (1995-1997) and Trustee (1993-1997), National Child Research Center, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993), General Counsel to the United States Treasury Department (1989-1990), and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

*Edward B. Jamieson (50)
777 Mariners Island Blvd.
San Mateo, CA 94404

President and Trustee

Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; and officer and trustee of four of the investment companies in the Franklin Templeton Group of Funds.

*Charles B. Johnson (66)
777 Mariners Island Blvd.
San Mateo, CA 94404

Chairman of the Board and Trustee

President, Chief Executive Officer and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Advisory Services, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (58)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Trustee

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Senior Vice President and Director, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

Frank W.T. LaHaye (69)
20833 Stevens Creek Blvd.
Suite 102
Cupertino, CA 95014

Trustee

General  Partner,  Miller & LaHaye,  which is the General  Partner of  Peregrine
Ventures II (venture capital firm); Chairman of the Board and Director, Quarterdeck Corporation (software firm); Director, Digital Transmission Systems, Inc. (wireless communications); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, Fischer Imaging Corporation (medical imaging systems) and General Partner, Peregrine Associates, which was the General Partner of Peregrine Ventures (venture capital firm).

Gordon S. Macklin (70)
8212 Burning Tree Road
Bethesda, MD 20817

Trustee

Director, Fund American Enterprises Holdings, Inc., MCI WorldCom, MedImmune, Inc. (biotechnology), Spacehab, Inc. (aerospace services) and Real 3D (software); director or trustee, as the case may be, of 49 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman, White River Corporation (financial services) and Hambrecht and Quist Group (investment banking), and President, National Association of Securities Dealers, Inc.

Harmon E. Burns (54)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Trustee

Executive  Vice  President  and Director,  Franklin  Resources,  Inc.,  Franklin
Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

Martin L. Flanagan (38)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Chief Financial Officer

Senior Vice President and Chief Financial Officer, Franklin Resources, Inc.; Executive Vice President and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President and Chief Financial Officer, Franklin Advisers, Inc.; Chief Financial Officer, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; President and Director, Franklin Templeton Services, Inc.; Senior Vice President and Chief Financial Officer, Franklin/Templeton Investor Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (50)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Secretary

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Vice President, Franklin Advisory Services, Inc.; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 53 of the investment companies in the Franklin Templeton Group of Funds.

Charles E. Johnson (42)
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091

Vice President

Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc.; Chairman and Director, Templeton Investment Counsel, Inc.; Vice President, Franklin Advisers, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 34 of the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam (60)
777 Mariners Island Blvd.
San Mateo, CA 94404

Treasurer and Principal Accounting Officer

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 32 of the investment companies in the Franklin Templeton Group of Funds.

Edward V. McVey (61)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior  Vice   President  and  National  Sales   Manager,   Franklin   Templeton
Distributors, Inc.; and officer of 28 of the investment companies in the Franklin Templeton Group of Funds.

The  officers and Board  members of the Trust are also  officers and trustees of the Adjustable Rate Securities Portfolios, except as follows: Edward B. Jamieson, President and Trustee of the Trust, is not an officer or trustee of the Adjustable Rate Securities Portfolios. Charles E. Johnson, Vice President of the Trust, is President and Trustee of the Adjustable Rate Securities Portfolios. The following trustee of the Adjustable Rate Securities Portfolios is not an officer or trustee of the Trust.

                         POSITIONS
                         AND OFFICES
                         WITH THE ADJUSTABLE          PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS    RATE SECURITIES PORTFOLIOS   DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------

William J. Lippman (74)
One Parker Plaza
Fort Lee, NJ 07024

Trustee

Senior Vice President, Franklin Resources, Inc. and Franklin Management, Inc.; President and Director, Franklin Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of six of the investment companies in the Franklin Templeton Group of Funds.

Mr. Lippman is considered an "interested person" of the Portfolios under the 1940 Act.

*This board member is considered an "interested person" under federal securities laws.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

The trust pays noninterested board members $625 per month plus $600 per meeting attended. Board members who serve on the audit committee of the trust and other funds in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the trust. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members may also serve as directors or trustees of other funds in the Franklin Templeton Group of Funds and may receive fees from these funds for their services. The fees payable to noninterested board members by the trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within the Franklin Templeton Group of Funds. The following table provides the total fees paid to noninterested board members by the trust and by the Franklin Templeton Group of Funds.

                                                             NUMBER OF BOARDS IN
                         TOTAL FEES     TOTAL FEES RECEIVED      THE FRANKLIN
                          RECEIVED       FROM THE FRANKLIN    TEMPLETON GROUP OF
                       FROM THE TRUST1   TEMPLETON GROUP OF  FUNDS ON WHICH EACH
        NAME                                   FUNDS2              SERVES3
--------------------------------------------------------------------------------
Frank Abbott, III          $17,410                                    27
Harris Ashton              $17,264                                    49
S. Joseph Fortunato        $16,946                                    51
Edith E. Holiday           $12,925                                    25
Frank W.T. LaHaye          $18,010                                    27
Gordon Macklin             $17,264                                    49

1. For the fiscal year ended  October 31, 1998.
2. For the calendar  year ended December 31, 1998.
3. We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the board members are responsible. The Franklin Templeton Group of Funds currently includes 54 registered investment companies, with approximately 168 U.S. based funds or series.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the fund or other funds in the Franklin Templeton Group of Funds. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in the Franklin Templeton Group of Funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

MANAGEMENT AND OTHER SERVICES
------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The Portfolio's and the Bond Fund's manager is Franklin Advisers, Inc. The manager is wholly owned by Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Portfolio and the Bond Fund to buy, hold or sell. The manager also selects the brokers who execute the Portfolio's and the Bond Fund's portfolio transactions. The manager provides periodic reports to the board and to the board of trustees of the Adjustable Rate Securities Portfolios, which reviews and supervises the manager's investment activities. To protect the Portfolio and the Bond Fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Portfolio and the Bond Fund. Similarly, with respect to the Portfolio and the Bond Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Portfolio and the Bond Fund or other funds it manages. Of course, any transactions for the accounts of the manager and other access persons will be made in compliance with the Portfolio's and the Bond Fund's code of ethics.

Under the Portfolio's and the Bond Fund's code of ethics, employees of the Franklin Templeton Group who are access persons may engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer; (iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and (iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

The Bond Fund's sub-advisor is Templeton Investment Counsel, Inc. The sub-advisor has an agreement with the manager and provides the manager with investment management advice and assistance. The sub-advisor's activities are subject to the board's review and control, as well as the manager's instruction and supervision.

MANAGEMENT FEES Under its management agreement, the Portfolio pays Advisers a management fee equal to an annual rate of:

o  0.400% of the value of net assets up to and including $5 billion; and
o 0.350% of the value of net assets over $5 billion and not over $10 billion; and
o 0.330% of the value of net assets over $10 billion and not over $15 billion; and
o  0.300% of the value of net assets in excess of $15 billion.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement.

For the last three fiscal years ended October 31, the Portfolio and the Bond Fund paid the following management fees, before any advance waiver:

                                    Management Fees Paid ($)
------------------------------------------------------------------------------
                             1998            1997               1996

Mortgage Portfolio1         795,797         830,598           1,090,876

Securities Portfolio2       51,389          51,453             41,378

Bond Fund3                     0               -                  -
------------------------------------------------------------------------------

1. For the fiscal years ended 1998, 1997, and 1996, management fees, before any advance waiver, totaled $1,272,933, $1,487,256, and $1,891,159, respectively.
2. For the fiscal years ended 1998, 1997, and 1996, management fees, before any advance waiver, totaled $96,734, $96,727, and $89,969, respectively.
3. For the period from August 3, 1998 to October 31, 1998. Management fees, before any advance waiver, totaled $24,877. Under an agreement by the manager to waive its fees, the fund paid the management fees shown.

For the Bond Fund the manager pays the sub-advisor a fee equal to a monthly rate of .20% paid to the manager. The manager pays this fee from the management fees it receives from the fund. For the fiscal year ended October 31, the manager paid the following sub-advisory fees:

                 Sub-Advisory Fees Paid ($)
-------------------------------------------------
19981                      11,707

1. For the period from August 3, 1998 to October 31, 1998.

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with the Bond Fund to provide certain administrative services and facilities for the fund. FT Services is wholly owned by Resources and is an affiliate of the Bond Fund's manager and principal underwriter.

The   administrative   services  FT  Services  provides  include  preparing  and
maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

Franklin Advisers, Inc. has an agreement with the Adjustable U.S. Government Fund and Adjustable Rate Securities Fund to provide certain administrative services and facilities for the Portfolio.

ADMINISTRATION FEES The Bond Fund pays FT Services a monthly fee equal to an annual rate of:

o   0.15% of the fund's average daily net assets up to $200 million;
o   0.135% of average  daily net assets over $200 million up to $700 million;
o   0.10% of average daily net assets over $700 million up to $1.2 billion; and
o   0.075% of average daily net assets over $1.2 billion.

During the fiscal year ended October 31, 1998 (For the period from August 3, 1998 to October 31, 1998) the Bond Fund did not pay FT Services any administration fees.

Under its administration agreement, the Adjustable U.S. Government Fund and the Adjustable Rate Securities Fund pay Advisers an administration fee equal to an annual rate of:

o   0.10% of the fund's average daily net assets up to $5 billion;
o   0.09% of average daily net assets over $5 billion up to $2 billion;
o   0.08% of average daily net assets over $10 billion.

During the last three fiscal years ended October 31, the funds paid Advisers the following administration fees:

                                    Administrative Fees Paid ($)
------------------------------------------------------------------------------
                             1998            1997               1996

Adjustable U.S.             313,856         363,663            462,426
Government Fund

Adjustable Rate             23,128          19,960             15,384
Securities Fund
------------------------------------------------------------------------------

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, Inc. (Investor Services) is the funds' shareholder servicing agent and acts as the funds' transfer agent and dividend-paying agent. Investor Services is located at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777.

For its services, Investor Services receives a fixed fee per account. The funds may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the fund. The amount of reimbursements for these services per benefit plan participant fund account per year may not exceed the per account fee payable by the fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Portfolio's and fund's securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the fund's independent auditor. The auditor gives an opinion on the financial statements included in the trust's Annual Report to Shareholders and reviews the trust's registration statement filed with the U.S. Securities and Exchange Commission (SEC).

PORTFOLIO TRANSACTIONS
------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the Bond Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Bond Fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

Since most purchases by the Portfolio are principal transactions at net prices, the Portfolio incurs little or no brokerage costs. The Portfolio deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The Portfolio seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the fund's officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the fund's portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the fund, any portfolio securities tendered by the fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the fund.

During the fiscal years ended 1998, 1997, and 1996, the Portfolio did not pay any brokerage commissions.

During the last fiscal year ended October 31, the Bond Fund paid the following brokerage commissions:

                   Brokerage Commissions ($)
  ------------------------------------------------
  19981                     $30,383

1. For the period from August 3, 1998 to October 31, 1998.

As of October 31, 1998, the Adjustable Rate Securities Fund owned securities issued by Merrill Lynch Mortgage Investors Inc. valued at $780,000. The Bond Fund owned securities issued by First Chicago NBD Corp., Bear, Stearns & Co. Inc., Deutsche Bank Capital Corp., Morgan Stanley & Co. Inc., Merrill Lynch Mortgage Investors Inc. and Salomon Inc. valued in the aggregate at $315,000, $776,000, $151,000, $148,000, $508,000 and $303,000, respectively. Except as noted, the fund did not own any securities issued by its regular broker-dealers as of the end of the fiscal year." As of October 31, 1998, neither the funds nor the Portfolio owned securities of its regular broker-dealers.

DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------

DISTRIBUTIONS OF NET INVESTMENT INCOME The Adjustable U.S. Government Fund and the Adjustable Rate Securities Fund earn income and gains on their investment in the Portfolio. The Portfolio receives income generally in the form of interest and other income on their investments. This income, less expenses incurred in the operation of the Portfolio, is paid to the Adjustable U.S. Government Fund and the Adjustable Rate Securities Fund as ordinary dividend income. The ordinary dividend income received from the Portfolio, less expenses incurred in the operation of the Adjustable U.S. Government Fund and the Adjustable Rate Securities Fund, constitutes a fund's net investment income from which dividends may be paid to you. Any distributions by the Adjustable U.S. Government Fund and the Adjustable Rate Securities Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares. The Bond Fund receives income generally in the form of interest on its investments. This income, less expenses incurred in the operation of the Bond Fund, constitutes the fund's net investment income from which dividends may be paid to you. Any distributions by the Bond Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS The Portfolio may realize capital gains from sales or dispositions of its securities. These capital gains are distributed to the Adjustable U.S. Government Fund and the Adjustable Rate Securities Fund as capital gain distributions. The Adjustable U.S. Government Fund and the Adjustable Rate Securities Fund may also derive capital gains and losses in connection with sales or other dispositions of Portfolio shares. The Bond Fund may derive capital gains in connection with sales or other dispositions of its securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains, including capital gain distributions received from the Portfolio, will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a fund. Any net capital gains realized by a fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on a fund.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS The Bond Fund is authorized to invest in foreign securities. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the fund. Similarly, foreign exchange losses realized by the fund on the sale of debt securities are generally treated as ordinary losses by the fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS The funds will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held fund shares for a full year, a fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.


ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As regulated investment companies, the funds generally pay no federal income tax on the income and gains they distribute to you. The board reserves the right not to maintain the qualification of a fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, a fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of such fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Internal Revenue Code requires a fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. Each fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. If you redeem your fund shares, or exchange your fund shares for shares of a different Franklin Templeton Fund, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the fund on those shares. All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in such fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

DEFERRAL OF BASIS. If you redeem some or all of your shares in a fund, and then reinvest the sales proceeds in such fund or in another Franklin Templeton Fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report gain or loss on the redemption of your original shares in a fund. In so doing, all or a portion of the sales charge that you paid for your original shares in a fund will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

U.S. GOVERNMENT OBLIGATIONS Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government subject in some states to minimum investment requirements that must be met by a fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations. It is anticipated, however, that no portion of the Adjustable U.S. Government Fund's or the Adjustable Rate Securities Fund's distributions to you will qualify for exemption from state and local personal income tax as dividends paid from interest earned on direct obligations of the U.S. government. Even if the Portfolio invests in direct obligations of the U.S. government, the Adjustable U.S. Government Fund and the Adjustable Rate Securities Fund do so only indirectly by investing in the Portfolio's shares.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS Because each fund's income is directly or indirectly attributable primarily to interest, no portion of their distributions will generally be eligible for the intercorporate dividends-received deduction. None of the dividends paid by the funds for the most recent calendar year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.

INVESTMENT IN COMPLEX SECURITIES The Bond Fund and the Portfolio may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses are treated as ordinary income or capital gain, accelerate the recognition of income to and/or defer the Bond Fund's or the Portfolio's ability to recognize losses, and, in limited cases, subject the Bond Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by a fund.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
------------------------------------------------------------------------------

Each fund is a diversified series of Franklin Investor Securities Trust, an open-end management investment company, commonly called a mutual fund. The trust was organized as a Massachusetts business trust on December 22, 1986, and is registered with the SEC.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the fund's assets if you are held personally liable for obligations of the fund. The Declaration of Trust provides that the fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the fund and satisfy any judgment thereon. All such rights are limited to the assets of the fund. The Declaration of Trust further provides that the fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the fund's total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the fund itself is unable to meet its obligations.

The funds currently offer one class of shares, except the Bond Fund which offers two classes of shares, Class A and Advisor Class. Before January 1, 1999, Class A shares were designated Class I. The funds may offer additional classes of shares in the future. The full title of each class is:

o  Franklin Adjustable U.S. Government Securities Fund
o  Franklin Adjustable Rate Securities Fund
o  Franklin Bond Fund -  Class A
o  Franklin Bond Fund -  Advisor Class

Shares of each class represent proportionate interests in the fund's assets. On matters that affect the fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the trust for matters that affect the trust as a whole.
Additional series may be offered in the future.

The trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The trust does not intend to hold annual shareholder meetings. The trust or a series of the trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting may also be called by the board in its discretion.

As of December 9, 1998, the principal shareholders of the fund, beneficial or of record, were:

Name and Address                   Share Class     Percentage (%)
-------------------------------------------------------------------
ADJUSTABLE RATE SECURITIES FUND

First Union Brokerage Services       Class A            5.25
Theofilos A Vatis
A/C 8569-4401
4551 Gulf Shore Blvd North
Penthouse 4
Naples FL 34103-4404

BOND FUND

Franklin Resources, Inc.1            Class A           56.63
Corporate Accounting
555 Airport Blvd 4th Floor
Burlingame, CA 94010

Franklin Templeton Fund              Advisor           18.30
Allocator                             Class
Conservative Target Fund
c/o Fund Accounting Dept.
1810 Gateway 3RD Floor
San Mateo, CA 94404-2470

Franklin Templeton Fund              Advisor           34.81
Allocator                             Class
Moderate Target Fund
c/o Fund Accounting Dept.
1810 Gateway 3RD Floor
San Mateo, CA 94404-2470

Franklin Templeton Fund              Advisor           39.17
Allocator                             Class
Growth Target Fund
c/o Fund Accounting Dept.
1810 Gateway 3RD Floor
San Mateo, CA 94404-2470

Franklin Resources, Inc.             Advisor            7.35
Corporate Accounting                  Class
555 Airport Blvd 4TH Floor
Burlingame, CA 94010

1.   Franklin Resources, Inc. is a Delaware Corporation.

From time to time, the number of fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of December 9, 1998, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each fund and class. The board members may own shares in other funds in the Franklin Templeton Group of Funds.

BUYING AND SELLING SHARES
------------------------------------------------------------------------------

The fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the fund may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

When you buy shares, if you submit a check or a draft that is returned unpaid to the fund we may impose a $10 charge against your account for each returned item.

For the Adjustable U.S. Government Fund, if you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INITIAL SALES CHARGES The maximum initial sales charge is 4.25% for the Bond Fund - Class A and 2.25% for the Adjustable U.S. Government Fund and the Adjustable Rate Securities Fund.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in the Franklin Templeton Funds to take advantage of the lower sales charges for large purchases. The Franklin Templeton Funds include the U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.

CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds. You may also combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI may also qualify for a retroactive reduction in the sales charge. If you file your LOI with the fund before a change in the fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in the Franklin Templeton Funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o  Was formed at least six months ago,

o  Has a purpose other than buying fund shares at a discount,

o  Has more than 10 members,

o  Can arrange for meetings between our representatives and group members,

o  Agrees to  include  Franklin  Templeton  Fund sales and other  materials  in
   publications   and  mailings  to  its  members  at  reduced  or  no  cost  to
   Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group does not include a 403(b) plan that only allows salary deferral contributions, although any such plan that purchased the fund's Class A shares at a reduced sales charge under the group purchase privilege before February 1, 1998, may continue to do so.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 365 days:

o Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in the fund's Class A shares.

o  Dividend or capital gain  distributions  from a real estate investment trust
   (REIT) sponsored or advised by Franklin Properties, Inc.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Valuemark Funds or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

   If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of fund shares and the CDSC holding period will begin again. We will, however, credit your fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

o Distributions from an existing retirement plan invested in the Franklin Templeton Funds

WAIVERS FOR CERTAIN INVESTORS. Class A shares may also be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the fund is a legally permissible investment and that can only buy fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the fund is permissible and suitable for you and the effect, if any, of payments by the fund on arbitrage rebate calculations.

o  Broker-dealers,   registered  investment  advisors  or  certified  financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o  Accounts managed by the Franklin Templeton Group

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

o  Group annuity separate accounts offered to retirement plans

o Chilean retirement plans that meet the requirements described under "Retirement plans" below

RETIREMENT PLANS. Retirement plans sponsored by an employer (i) with at least 100 employees, or (ii) with retirement plan assets of $1 million or more, or
(iii) that agrees to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class A shares without an initial sales charge. Retirement plans that are not qualified retirement plans (employer sponsored pension or profit-sharing plans that qualify under section 401 of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans), SIMPLEs (savings incentive match plans for employees) or SEPs (employer sponsored simplified employee pension plans established under section 408(k) of the Internal Revenue Code) must also meet the group purchase requirements described above to be able to buy Class A shares without an initial sales charge. We may enter into a special arrangement with a securities dealer, based on criteria established by the fund, to add together certain small qualified retirement plan accounts for the purpose of meeting these requirements.

For retirement plan accounts opened on or after May 1, 1997, a CDSC may apply if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds.

SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The Bond Fund's Class A shares and the Adjustable U.S. Government and Adjustable Rate Securities funds may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

Size of Purchase - U.S. Dollars               Sales Charge (%)
---------------------------------------------------------------------
Under $30,000                                 3.0
$30,000 but less than $100,000                2.0
$100,000 but less than $400,000               1.0
$400,000 or more                              0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the fund's prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares by certain retirement plans without an initial sales charge: 1% on sales of $500,000 to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various securities dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 12 months of purchase. For Class C shares, a CDSC may apply if you sell your shares within 18 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class A shares without an initial sales charge may also be subject to a CDSC if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the account's initial purchase in the Franklin Templeton Funds.

CDSC WAIVERS. The CDSC for any share class will generally be waived for:

o  Account fees

o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or
   (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the securities dealer of record has entered into a supplemental agreement with Distributors

o Redemptions by the fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan set up before February 1, 1995 (excluding the Bond Fund)

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan (excluding the Bond Fund)

o Redemptions by Franklin Templeton Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R)

o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy

o Returns of excess contributions (and earnings, if applicable) from retirement plan accounts

o  Participant   initiated   distributions   from  employee  benefit  plans  or
   participant initiated exchanges among investment choices in employee benefit plans

EXCHANGE PRIVILEGE For the Adjustable U.S. Government Securities Fund, if you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the fund and exchanged into the new fund at net asset value when paid. For the Adjustable Rate Securities Fund and the Bond Fund, if you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the fund at net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their fund shares under the exchange privilege, the Portfolio or fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.

Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. The fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the U.S. Securities and Exchange Commission (SEC). In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. The fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

The wiring of redemption proceeds is a special service that we make available whenever possible. By offering this service to you, the fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in the prospectus.

Franklin Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the fund may reimburse Investor Services an amount not to exceed the per account fee that the fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the fund in a timely fashion must be settled between you and your securities dealer.

Certain   shareholder   servicing  agents  may  be  authorized  to  accept  your
transaction request.

For institutional accounts, there may be additional methods of buying or selling fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
------------------------------------------------------------------------------

When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). The fund does not calculate the NAV on days the New York Stock Exchange
(NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the NASDAQ National Market System, the fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Portfolio and fund value them according to the broadest and most representative market as determined by the manager.

The Bond Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the fund holds is its last sale price on the relevant exchange before the fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the fund values options within the range of the current closing bid and ask prices if the fund believes the valuation fairly reflects the contract's market value.

The Bond Fund determines the value of a foreign security as of the close of trading on the foreign exchange on which the security is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the NAV. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the fund's shares. Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the fund's shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended October 31, 1998:


                                                              Amount Received in
                                                               Connection with
                       Total Commissions  Amount Retained by   Redemptions and
                          Received ($)     Distributors ($)    Repurchases ($)
--------------------------------------------------------------------------------
1998

Adjustable U.S.             188,713             26,700                  0
Government Fund
Adjustable Rate              82,360              9,988                4,402
Securities Fund
Bond Fund                    30,383              1,924                  0

1997

Adjustable U.S.             160,892             22,069                  0
Government Fund
Adjustable Rate              95,835             14,072                  0
Securities Fund
Bond Fund                      -                   -                    -

1996

Adjustable U.S.             151,651             19,401                 35
Government Fund
Adjustable Rate              24,584              3,268                  0
Securities Fund
Bond Fund                      -                   -                    -

Distributors may be entitled to reimbursement under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the fund for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES Each class has a separate distribution or "Rule 12b-1" plan. Under each plan, the fund shall pay or may reimburse
Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to securities dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

The distribution and service (12b-1) fees charged to each class are based only on the fees attributable to that particular class.

THE CLASS A PLAN. Payments by the fund under the Class A plan may not exceed 0.25% per year of Class A's average daily net assets, payable quarterly. All distribution expenses over this amount will be borne by those who have incurred them.

The Class A plan for the Adjustable U.S. Government Securities and the Adjustable Rate Securities Fund does not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in later years.

In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the fund, the manager or Distributors or other parties on behalf of the fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.

In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the National Association of Securities Dealers, Inc.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the fund, and alternate means for continuing the servicing would be sought. In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the board, including a majority vote of the board members who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such board members be done by the noninterested members of the fund's board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the noninterested board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with the manager or by vote of a majority of the outstanding shares of the class. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the noninterested board members, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the board with such other information as may reasonably be requested in order to enable the board to make an informed determination of whether the plans should be continued.

For the fiscal year ended October 31, 1998, Distributors eligible expenditures for advertising, printing, and payments to underwriters and broker-dealers pursuant to the plans and the amounts the fund paid Distributors under the plans were:

                          Distributors' Eligible       Amount Paid
                               Expenses ($)          by the Fund ($)
-------------------------------------------------------------------------
Adjustable U.S.                  1,053,596               784,007
Government Fund

Adjustable Rate                   77,108                  53,103
Securities Fund

Bond Fund                         20,514                  2,087

PERFORMANCE
------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the fund. The average annual total returns for the indicated periods ended October 31, 1998, were:
Since Inception(12/26/91)
                   1 Year             5 Years       10 Years
-------------------------------------------------------------------------------
Adjustable U.S.    1.90%              4.04%         5.56%
Government Fund
                                                               Since Inception
                                                                  (12/26/91)

Adjustable Rate    3.09%              4.90%         N/A            5.08%
Securities Fund

-------------------------------------------------------------------------------


These figures were calculated according to the SEC formula:

      n
P(1+T)  = ERV

where:

P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended October 31, 1998, were:

                   1 Year             5 Years                10 Years
-------------------------------------------------------------------------------
Adjustable U.S.    1.90%              21.90%                 71.74%
Government Fund

Adjustable Rate    3.09%              27.02%                  Since
Securities Fund                                           Inception(12/26/91)
                                                               40.41%
Bond Fund - Class  Since Inception
A                  (8/3/98)
                   -0.34%
-------------------------------------------------------------------------------

CURRENT YIELD Current yield shows the income per share earned by the fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yields for the 30-day period ended October 31, 1998, were:

----------------------------------------------
Adjustable U.S. Government         4.81%
Fund
Adjustable Rate Securities         4.65%
Fund
Bond Fund - Class A                4.40%

These figures were obtained using the following SEC formula:

                    6
Yield = 2 [(a-b + 1)  - 1]
            ---
            cd

where:

a = interest earned during the period
b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

CURRENT DISTRIBUTION RATE Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing for the Bond Fund and short-term capital gains, and is calculated over a different period of time. The current distribution rates for the 30-day period ended October 31, 1998 were:


----------------------------------------------
Adjustable U.S. Government         4.51%
Fund
Adjustable Rates Securities        4.80%
Fund
Bond Fund                          4.99%


VOLATILITY Occasionally statistics may be used to show the fund's volatility or risk. Measures of volatility or risk are generally used to compare the fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The fund may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Franklin Resources, Inc. is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS To help you better evaluate how an investment in the fund may satisfy your investment goal, advertisements and other materials about the fund may discuss certain measures of fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

Adjustable U.S. Government Fund and Adjustable Rate Securities Fund:

o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks that trade on the New York Stock Exchange. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

o  Wilshire  5000 Equity Index -  represents  the return on the market value of
   all  common  equity   securities   for  which  daily  pricing  is  available.
   Comparisons of performance assume reinvestment of dividends.

o Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

o Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

o  Financial publications: The WALL STREET JOURNAL, and BUSINESS WEEK, CHANGING
   TIMES,  FINANCIAL  WORLD,  FORBES,   FORTUNE,  and  MONEY  magazines  provide
   performance statistics over specified time periods.

o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

o Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

o Historical data supplied by the research departments of CS First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

o  Morningstar  -  information   published  by  Morningstar,   Inc.,  including
   Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

Bond Fund:

o Salomon Brothers Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

o Lehman Brothers Aggregate Bond Index or its component indices measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

o Lehman Brothers Municipal Bond Index or its component indices measures yield, price and total return for the municipal bond market.

o Bond Buyer 20 Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

o Bond Buyer 40 Index - an index composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date, and average coupon rate can and have changed over time. The average maturity generally has been about 29-30 years.

o  Financial  publications:   The  WALL  STREET  JOURNAL,  and  BUSINESS  WEEK,
   FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Salomon Brothers Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.

o Historical data supplied by the research departments of CS First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

o  Morningstar  -  information   published  by  Morningstar,   Inc.,  including
   Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

o Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

From time to time, advertisements or information for the fund may include a discussion of certain attributes or benefits to be derived from an investment in the fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare the fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the fund's fixed-income investments, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the fund to calculate its figures. In addition, there can be no assurance that the fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
------------------------------------------------------------------------------

The fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the fund cannot guarantee that these goals will be met.

The fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services more than 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $216 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 117 U.S. based open-end investment companies to the public. The fund may identify itself by its NASDAQ symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

The Information Services & Technology division of Franklin Resources, Inc. (Resources) established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.

------------------------------------------------------------------------------
DESCRIPTION OF BOND RATINGS

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION (S&P)

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MUNICIPAL BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa: Municipal bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Municipal bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Municipal bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba: Municipal bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Municipal bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Municipal bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Municipal bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Municipal bonds rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con.(-): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.

STANDARD & POOR'S CORPORATION (S&P)

AAA: Municipal bonds rated AAA are the highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market, they move with interest rates and, hence, provide the maximum safety on all counts.

AA: Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A: Municipal bonds rated A are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but also, to some extent, economic conditions.

BBB: Municipal bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH INVESTORS SERVICE, INC. (FITCH)

AAA: Municipal bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal that is unlikely to be affected by reasonably foreseeable events.

AA: Municipal bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA and not significantly vulnerable to foreseeable future developments.

A: Municipal bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Municipal bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Municipal bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. Business and financial alternatives can be identified, however, that could assist the obligor in satisfying its debt service requirements.

B: Municipal bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Municipal bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Municipal bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Municipal bonds rated C are in imminent default in the payment of interest or principal.

DDD, DD and D: Municipal bonds rated DDD, DD and D are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery while D represents the lowest potential for recovery.

Plus (+) or minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus or minus signs are not used with the AAA, DDD, DD or D categories.

MUNICIPAL NOTE RATINGS

MOODY'S

Moody's ratings for state, municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing; factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG 1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG 2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG 3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG 4: Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less, the ratings below will usually be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.





FRANKLIN BOND FUND
FRANKLIN INVESTORS SECURITIES TRUST

ADVISOR CLASS

STATEMENT OF
ADDITIONAL INFORMATION

MARCH 1, 1999

777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777 1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the fund's prospectus. The fund's prospectus, dated March 1, 1999, which we may amend from time to time, contains the basic information you should know before investing in the fund. You should read this SAI together with the fund's prospectus.

The audited financial statements and auditor's report in the trust's Annual Report to Shareholders, for the fiscal year ended October 31, 1998, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS

Goals and Strategies
Risks
Officers and Trustees
Management and Other Services
Portfolio Transactions
Distributions and Taxes
Organization, Voting Rights and Principal Holders
Buying and Selling Shares
Pricing Shares
The Underwriter
Performance
Miscellaneous Information
Description of Bond Ratings


------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
------------------------------------------------------------------------------
o  ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION,
   THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;
o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;
o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
------------------------------------------------------------------------------


GOAL AND STRATEGIES
------------------------------------------------------------------------------

The fund's principal investment goal is to provide a high level of current income consistent with the preservation of capital. Its secondary goal is capital appreciation over the long term. These goals are fundamental, which means they may not be changed without shareholder approval.

The fund tries to achieve its investment goal by investing at least 65% of its total assets in investment grade fixed-income securities, including debt securities and mortgage-backed and asset-backed securities. Up to 35% of the fund's total assets may be invested in non-investment grade fixed-income securities.

Below is a description of various types of securities that the fund may buy.

DEBT SECURITIES represent an obligation of the issuer to repay a loan of money to it, and generally, provide for the payment of interest. These include bonds, notes and debentures; commercial paper; time deposits; bankers' acceptances. A debt security typically has a fixed payment schedule which obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the fund's net asset value.

MORTGAGE-BACKED SECURITIES represent an ownership interest in mortgage loans made by banks and other financial institutions to finance purchases of homes, commercial buildings or other real estate. These mortgage loans may have either fixed or adjustable interest rates. The individual mortgage loans are packaged or "pooled" together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments.

The fund may invest in mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as mortgage-backed securities issued or guaranteed by foreign governments or governmental agencies or by private institutions.

A mortgage-backed security is an interest in a pool of mortgage loans. The primary issuers or guarantors of these securities are GNMA, FNMA and FHLMC. GNMA creates mortgage-backed securities from pools of government guaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks, and savings and loan associations. FNMA and FHLMC issue mortgage securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers. The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. government. Mortgage securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. government. FNMA guarantees full and timely payment of all interest and principal, and FHLMC guarantees timely payment of interest and the ultimate collection of principal. Securities issued by FNMA are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. Securities issued by FHLMC are supported only by the credit of the agency. There is no guarantee that the government would support government agency securities and, accordingly, they may involve a risk of non-payment of principal and interest. Nonetheless, because FNMA and FHLMC are instrumentalities of the U.S. government, these securities are generally considered to be high quality investments having minimal credit risks.

Most mortgage-backed securities are pass-through securities, which means that they provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool. The fund invests in both "modified" and "straight" pass-through securities. For "modified pass-through" type mortgage securities, principal and interest are guaranteed, whereas such guarantee is not available for "straight pass-through" securities.

Guarantees as to the timely payment of principal and interest do not extend to the value or yield of mortgage-backed securities nor do they extend to the value of the fund's shares. In general, the value of fixed-income securities varies with changes in market interest rates. Fixed-rate mortgage securities generally decline in value during periods of rising interest rates, whereas coupon rates of adjustable rate mortgage securities move with market interest rates, and thus their value tends to fluctuate to a lesser degree. In view of these factors, the ability of the fund to obtain a high level of total return may be limited under varying market conditions.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"), REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS") AND MULTI-CLASS PASS-THROUGHS. The fund may invest in certain debt obligations that are collateralized by mortgage loans or mortgage pass-through securities. These obligations may be issued or guaranteed by U.S. government agencies or issued by certain financial institutions and other mortgage lenders. CMOs and REMICs are debt instruments issued by special purpose entities and are secured by pools of mortgages backed by residential and various types of commercial properties. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provides the funds to pay debt service on the CMO or REMIC or make scheduled distributions on the multi-class pass-through securities.

CMOs are collateralized by pools of mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other issuers in the U.S. Timely payment of interest and principal (but not the market value and yield) of some of these pools is supported by various forms of insurance or guarantees issued by private issuers, those who pool the mortgage assets and, in some cases, by U.S. government agencies. Prepayments of the mortgages underlying a CMO, which usually increase when interest rates decrease, will generally reduce the life of the mortgage pool, thus impacting the CMO's yield. Under these circumstances, the reinvestment of prepayments will generally be at a rate lower than the rate applicable to the original CMO.

With a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specified coupon rate or adjustable rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO, however, may cause it to be retired substantially earlier than the stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semiannual basis. The principal and interest on the underlying mortgages may be allocated among several classes of a series in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of a CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. Some of the CMOs in which the fund may invest may be less liquid than other types of mortgage securities. A lack of liquidity in the market for CMOs could result in the fund's inability to dispose of such securities at an advantageous price under certain circumstances.

To the extent any privately issued CMOs in which the fund invests are considered by the SEC to be an investment company, the fund will limit its investments in such securities in a manner consistent with the provisions of the 1940 Act.

REMICs, which are authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with CMOs, the mortgages that collateralize the REMICs in which the fund may invest include mortgages backed by GNMAs or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities or issued by private entities, which are not guaranteed by any government agency.

Yields on privately-issued CMOs have been historically higher than the yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government.

STRIPPED MORTGAGE-BACKED SECURITIES. The fund may invest in stripped mortgage-backed securities to achieve a higher yield than may be available from fixed-rate mortgage securities. The stripped mortgage-backed securities in which the fund may invest will not be limited to those issued or guaranteed by agencies or instrumentalities of the U.S. government, although such securities are more liquid than privately issued stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes, each receiving different proportions of the interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.

In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity of an IO and PO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets.

Stripped mortgage-backed securities have greater market volatility than other types of mortgage securities in which the fund invests and are purchased and sold by institutional investors, such as the fund, through several investment banking firms acting as brokers or dealers. Some of these securities may be illiquid. The staff of the SEC has indicated that only government-issued IO or PO securities that are backed by fixed-rate mortgages may be deemed to be liquid, if procedures with respect to determining liquidity are established by a fund's board of trustees. The board of trustees may, in the future, adopt procedures that would permit the fund to acquire, hold, and treat as liquid government-issued IO and PO securities. At the present time, however, all such securities will be treated as illiquid and will, together with any other illiquid investments, not exceed 15% of the fund's net assets. This position may be changed in the future, without notice to shareholders, in response to the staff's continued reassessment of this matter, as well as to changing market conditions.

As new types of mortgage-backed securities are developed and offered to investors, the fund may invest in them if they are consistent with the fund's objectives, policies and quality standards.

OTHER STRUCTURED INVESTMENTS. In addition to CMOs and stripped mortgage-backed securities, the fund may invest in other structured investments such as collateralized loan obligations and collateralized bond obligations. These securities typically are issued in one or more classes that are backed by or represent an interest in certain underlying instruments with the cash flows on the underlying instruments apportioned among the classes to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions. The fund may invest in structured investments that are either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the fund's assets that may be used for borrowing activities.

Certain issuers of structured investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are often sold in private placement transactions. To the extent such investments are illiquid, they will be subject to the fund's restrictions on investments in illiquid securities.

ADJUSTABLE RATE MORTGAGE SECURITIES. The fund may invest in adjustable rate mortgage securities ("ARMs"). ARMs, like traditional mortgage-backed securities, are an interest in a pool of mortgage loans and are issued or guaranteed by a federal agency or by private issuers. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, the interest rates on the mortgages underlying ARMs are reset periodically and thus allow the fund to participate in increases in interest rates, resulting in both higher current yields and lower price fluctuations. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower current yields. Because of this feature, the value of an ARM is unlikely to rise during periods of declining interest rates to the same extent as a fixed-rate instrument. The rate of amortization of principal, as well as interest payments, for certain types of ARMs change in accordance with movements in a pre-specified, published interest rate index. There are several categories of indices, including those based on U.S. Treasury securities, those derived from a calculated measure, such as a cost of funds index, or a moving average of mortgage rates and actual market rates. The amount of interest due to an ARM security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. The interest rates paid on the ARMs in which the fund may invest are generally readjusted at intervals of one year or less, although instruments with longer resets such as three, five, seven and ten years are also permissible investments.

The underlying mortgages that collateralize the ARMs in which the fund may invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization, which can extend the average life of the securities. Since most ARMs in the fund's portfolio will generally have annual reset limits or caps of 100 to 200 basis points, fluctuations in interest rates above these levels could cause the mortgage securities to "cap out" and to behave more like long-term, fixed-rate debt securities.

ASSET-BACKED SECURITIES The fund may invest in asset-backed securities. The assets underlying these securities may include, but are not limited to, receivables on home equity and credit card loans, and automobile, mobile home and recreational vehicle loans and leases. There may be other types of asset-backed securities that are developed in the future in which the fund may invest. Asset-backed securities are issued in either a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). In general, asset-backed securities contain shorter maturities than bonds or mortgage loans. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. The payment rate may be affected by various economic and other factors. Therefore, the yield may be difficult to predict, and actual yield to maturity may be more or less than the anticipated yield to maturity.

The credit quality of most asset-backed securities depends primarily on the credit quality of the underlying assets, how well the issuers of the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities. Asset-backed securities entail certain risks not presented by mortgage-backed securities as they do not have the benefit of the same type of security interests in the underlying collateral. Credit card receivables are generally unsecured and a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and the technical requirements imposed under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on securities backed by these receivables.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on the underlying assets to make payments, asset-backed securities may contain elements of credit support. Credit support falls into two categories: (i) liquidity protection and (ii) protection against losses from the default by an obligor on the underlying assets. Liquidity protection refers to advances, generally provided by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses from the default by an obligor enhances the likelihood of payments of the obligations on at least some of the assets in the pool. This protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction, or through a combination of these approaches. The fund will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security.

Examples of credit support arising out of the structure of the transaction include "senior subordinated securities" (multiple class securities with one or more classes that are subordinate to the other classes with respect to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses), and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments on the securities and pay any servicing or other fees). The degree of credit support provided is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in the securities.

WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS The fund may buy U.S. government obligations on a "when issued" or "delayed delivery" basis. These transactions are arrangements under which the fund buys securities that have been authorized but not yet issued with payment for and delivery of the security scheduled for a future time, generally in 30 to 60 days. Purchases of U.S. government securities on a when issued or delayed delivery basis are subject to the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into. Although the fund will generally buy U.S. government securities on a when issued basis with the intention of holding the securities, it may sell the securities before the settlement date if it is deemed advisable. When the fund is the buyer in this type of transaction, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of the fund's purchase commitments until payment is made. To the extent the fund engages in when issued and delayed delivery transactions, it will do so only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, and not for the purpose of investment leverage. In when issued and delayed delivery transactions, the fund relies on the seller to complete the transaction. The seller's failure to do so may cause the fund to miss a price or yield considered advantageous to the fund. Securities purchased on a when issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. Entering into a when issued or delayed delivery transaction is a form of leverage that may affect changes in net asset value to a greater extent.

MORTGAGE DOLLAR ROLLS The fund may enter into mortgage dollar rolls in which the fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (name, type, coupon and maturity) securities on a specified future date. During the period between the sale and repurchase, the fund forgoes principal and interest paid on the mortgage-backed securities. The fund is compensated by the difference between the current sale price and the lower price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of mortgage dollar roll for which there is an offsetting cash position or a cash equivalent security position. The fund could suffer a loss if the contracting party fails to perform the future transaction in that the fund may not be able to buy back the mortgage-backed securities it initially sold. The fund intends to enter into mortgage dollar rolls only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

GOVERNMENT SECURITIES. The fund may invest in Treasury bills, notes and bonds, which are direct obligations of the U.S. government, backed by the full faith and credit of the U.S. Treasury, and in securities issued or guaranteed by federal agencies. The fund may also invest in securities issued or guaranteed by foreign governments and their agencies.

DERIVATIVE SECURITIES Futures contracts, option transactions and foreign currency exchange transactions are generally considered "derivative securities."

FUTURES CONTRACTS. The fund may enter into contracts for the purchase or sale for future delivery of financial futures and foreign currency futures and options on these contracts. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. Futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

At the time of delivery of securities on the settlement date of a contract, adjustments are made to recognize differences in value arising from the delivery of securities with different interest rates from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The termination of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the fund will incur brokerage fees when it buys or sells futures contracts.

To the extent the fund enters into a futures contract, it will deposit in a segregated account with its custodian bank cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the "initial margin"), as required by the relevant contract market and futures commission merchant. The futures contract will be marked to the market daily. Should the value of the futures contract decline relative to the fund's position, the fund will be required to pay the futures commission merchant an amount equal to such change in value. The fund may also cover its futures position by holding a call option on the same futures contract permitting the fund to purchase the instrument or currency at a price no higher than the price established in the futures contract which it sold.

Generally, the purpose of the acquisition or sale of a futures contract is to attempt to protect the fund from fluctuations in the price of portfolio securities without actually buying or selling the underlying security, although the fund may engage in futures and related options to earn additional income. For example, if the fund owns long-term bonds, and interest rates were expected to increase, the fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by the fund. If interest rates did increase, the value of the debt securities owned by the fund would decline, but the value of the futures contracts to the fund would increase at approximately the same rate, thereby keeping the net asset value of the fund from declining as much as it otherwise would have. The fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is often more liquid than the cash (securities) market, the use of futures contracts as an investment technique allows the fund to maintain a defensive position without having to sell its portfolio securities. Similarly, if the fund expects that a foreign currency in which its securities are denominated will decline in value against the U.S. dollar, the fund may sell futures contracts on that currency. If the foreign currency does decline in value, the decrease in value of the security denominated in that currency will be offset by an increase in the value of the fund's futures position.

Alternatively, when it expects that interest rates may decline, the fund may purchase futures contracts in an attempt to hedge against the anticipated purchase of long-term bonds at higher prices. Since the fluctuations in the value of futures contracts should be similar to that of long-term bonds, the fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the fund could then buy long-term bonds on the cash (securities) market. Similarly, if the fund intends to acquire a security or other asset denominated in a currency that is expected to appreciate against the U.S. dollar, the fund may purchase futures contracts on that currency. If the value of the foreign currency does appreciate, the increase in the value of the futures position will offset the increased U.S. dollar cost of acquiring the asset denominated in that currency.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus causing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the manager may still not result in a successful transaction.

OPTIONS ON FUTURES CONTRACTS. The fund may buy and sell (write) options on futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities or currency, it may or may not be less risky than direct ownership of the futures contract of the underlying debt securities or currency.

If the fund writes a call option on a futures contract and the futures price at expiration of the option is below the exercise price, the fund will retain the full amount of the option premium, which may provide a partial hedge against any decline that may have occurred in the value of the fund's portfolio holdings. If the futures price at expiration of the option is higher than the exercise price, the fund will retain the full amount of the option premium, which may provide a partial hedge against any increase in the price of securities which the fund intends to purchase. If a put or call option the fund has written is exercised, the fund will incur a loss, which will be reduced by the amount of the premium it received. The fund may lose the entire amount of the premium (plus related transaction costs) paid for options it has purchased if the option expires worthless. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of its portfolio securities.

The fund's ability to engage in the options on futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in options on futures are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in various types of options on futures. Therefore, no assurance can be given that the fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the fund's ability to engage in options on futures transactions may be limited by tax considerations.

OPTIONS ON FOREIGN CURRENCIES. The fund may purchase and write options on foreign currencies [for hedging purposes] in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such reductions in the value of portfolio securities, the fund may purchase put options on the foreign currency. If the value of the currency does decline, the fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of the securities, the fund may purchase call options on such currency. The purchase of options could offset, at least partially, the effects of the adverse movements in currency exchange rates. As with other types of options, however, the benefit the fund derives from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options that would require the fund to forego a portion or all of the benefits of advantageous changes in such rates.

The fund may also write options on foreign currencies [for hedging purposes]. For example, where the fund anticipates a decline in the dollar value of foreign currency-denominated securities due to adverse fluctuations in currency exchange rates the fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option [to hedge against an anticipated increase in the dollar cost of securities to be acquired,] the fund could write a put option on the relevant currency. If currency exchange rates increase as projected, the put option will expire unexercised and the premium received will offset the increased cost. As with other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium received, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium received. As a result of writing options on foreign currencies, the fund may also be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable changes in currency exchange rates.

All call options written on foreign currencies will be covered. A call option on foreign currencies written by the fund is "covered" if the fund owns (or has an absolute right to acquire) the underlying foreign currency covered by the call. A call option is also covered if the fund has a call on the same foreign currency in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the fund in cash and U.S. government securities in a segregated account with its custodian.

The fund proposes to take advantage of investment opportunities in the area of futures contracts and options on futures contracts that are not presently contemplated for use by the fund or that are not currently available but which may be developed in the future, to the extent such opportunities are both consistent with the fund's investment objective and policies and are legally permissible transactions for the fund. These opportunities, if they arise, may involve risks that are different from those involved in the options and futures activities described above.

FORWARD CURRENCY EXCHANGE CONTRACTS. The fund may enter into forward currency exchange contracts ("Forward Contract(s)") to attempt to minimize the risk to the fund from adverse changes in the relationship between currencies. A Forward Contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.

The fund may construct an investment position by combining a debt security denominated in one currency with a Forward Contract calling for the exchange of that currency for another currency. The investment position is not itself a security but is a combined position (i.e., a debt security coupled with a Forward Contract) that is intended to be similar in overall performance to a debt security denominated in the same currency.

For example, an Italian lira-denominated position could be constructed by buying a German mark-denominated debt security and simultaneously entering into a Forward Contract to exchange an equal amount of marks for lira at a future date and at a specified exchange rate. With such a transaction, the fund may be able to receive a return that is substantially similar from a yield and currency perspective to a direct investment in lira debt securities while achieving other benefits from holding the underlying security. The fund may experience slightly different results from its use of such combined investment positions as compared to its purchase of a debt security denominated in the particular currency subject to the Forward Contract. This difference may be enhanced or offset by premiums that may be available in connection with the Forward Contract.

The fund may also enter into a Forward Contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Additionally, for example, when the fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the fund's portfolio securities denominated in such foreign currency; or when the fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount.

The fund usually effects forward currency exchange contracts on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. Some price spread on currency exchange (to cover service charges) will be incurred when the fund converts assets from one currency to another.

To limit potential risks in connection with the purchase of currency under Forward Contracts, cash, cash equivalents or readily marketable debt securities equal to the amount of the purchase will be held in segregated accounts with the fund's custodian bank to be used to pay for the commitment, or the fund will cover any commitments under these contracts to sell currency by owning the underlying currency (or an absolute right to acquire such currency). The segregated account will be marked-to-market daily.

SHORT SELLING In a short sale, the fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete the transaction, the fund must borrow the security to make delivery to the buyer. The fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the fund must pay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, the fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

The fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security, and the fund will realize a gain if the security declines in price between those same dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the fund is required to pay in connection with the short sale.

The fund will place in a segregated account with its custodian bank an amount equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated account will be marked-to-market daily and at no time will the amount deposited in the segregated account and with the broker as collateral be less than the market value of the securities at the time they sold short. Under amendments made by the Revenue act of 1997, entering into a short sale could cause immediate recognition of gain (but not loss) on the date the constructive sale of an appreciated financial position is entered.

ILLIQUID AND RESTRICTED SECURITIES The fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the fund has valued the securities and include, among other things, repurchase agreements of more than seven days duration and other securities which are not readily marketable. Investments in savings deposits are generally considered illiquid and will, together with other illiquid investments, not exceed 15% of the fund's total net assets. Notwithstanding this limitation, the fund may invest in securities that cannot be offered to the public for sale without first being registered under the Securities Act of 1933, as amended (the "1933 Act") ("restricted securities"), where such investment is consistent with the fund's investment objective and the manager determines that there is a liquid institutional or other market for such securities. For example, restricted securities that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act and for which a liquid institutional market has developed will be considered liquid even though such securities have not been registered pursuant to the 1933 Act.

The board of trustees will review any determination by the manager to treat a restricted security as a liquid security on an ongoing basis, including the manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the manager and the board of trustees will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent the fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts.

SECURITIES LENDING The fund may lend to broker-dealers portfolio securities with an aggregate market value up to 33 1/3% of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The fund may terminate the loans at any time and obtain the return of the securities. The fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities.

REPURCHASE AGREEMENTS The fund will generally have a portion of its assets in cash or cash equivalents for a variety of reasons including waiting for a special investment opportunity or taking a defensive position. To earn income on this portion of its assets, the fund may enter into repurchase agreements with certain banks and broker-dealers. Under a repurchase agreement, the fund agrees to buy a U.S. government security from one of these issuers and then to sell the security back to the issuer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the fund's custodian, securities with an initial value of at least 102% of the dollar amount invested by the fund in each repurchase agreement. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the fund's ability to dispose of the underlying securities. The fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the fund's board of trustees, i.e., banks or broker-dealers which have been determined by the manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

BORROWING The fund does not borrow money, except that the fund may borrow for temporary or emergency purposes in an amount not to exceed 30% of its total assets (including the amount borrowed).

TEMPORARY INVESTMENTS When the manager believes that the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist, it may invest the fund's portfolio in a temporary defensive manner. Under such circumstances, the fund may invest up to 100% of its assets in short-term debt instruments, including U.S. government securities, high grade commercial paper, repurchase agreements and other money market equivalents.

INVESTMENT RESTRICTIONS The fund has adopted the following restrictions as fundamental policies. This means they may only be changed if the change is approved by (i) more than 50% of the fund's outstanding shares or (ii) 67% or more of the fund's shares present at a shareholder meeting if more than 50% of the fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

The fund may not:

1. Borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 30% of the value of the fund's total assets (including the amount borrowed).

2. Act as an underwriter except to the extent the fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

4. Purchase or sell real estate and commodities, except that the fund may purchase or sell securities of real estate investment trusts, may purchase or sell currencies, may enter into futures contracts on securities, currencies, and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

5. Issue securities senior to the fund's presently authorized shares of beneficial interest. Except that this restriction shall not be deemed to prohibit the fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures contracts, forward contracts or repurchase transactions.

6. Concentrate (invest more than 25% of its total assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

7. Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities), if immediately after such investment (a) more than 5% of the value of the fund's total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the fund, except that up to 25% of the value of such fund's total assets may be invested without regard to such 5% and 10% limitations.

If a bankruptcy or other extraordinary event occurs concerning a particular security the fund owns, the fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. If this happens, the fund intends to sell such investments as soon as practicable while maximizing the return to shareholders.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

Risks
------------------------------------------------------------------------------

There is no assurance that the fund will meet its investment goal. Investments in securities that have potential to increase in value may be subject to a greater degree of risk and may be more volatile than other types of investments.

The value of your shares will increase as the value of the securities owned by the fund increases and will decrease as the value of the fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the fund. In addition to the factors that affect the value of any particular security that the fund owns, the value of fund shares may also change with movements in the stock market as a whole.

INTEREST RATE RISK Because the fund invests primarily in debt securities, changes in interest rates in any country where the fund is invested will affect the value of the fund's portfolio and, consequently, its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to cause the face value of a debt security to decrease, having a negative effect on the value of the fund's shares. Of course, interest rates have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.

MORTGAGE-BACKED SECURITIES The fund's investment in mortgage-backed securities differs from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The fund may receive unscheduled prepayments of principal due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. During periods of declining interest rates, the volume of principal prepayments generally increases as borrowers refinance their mortgages at lower rates. The fund may be forced to reinvest returned principal at lower interest rates, reducing the fund's income. For this reason, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates than other investments with similar maturities. A reduction in the anticipated rate of principal prepayments, especially during periods of rising interest rates, may increase the effective maturity of mortgage-backed securities, making them more susceptible than other debt securities to a decline in market value when interest rates rise. This could increase the volatility of the fund's returns and share price.

To the extent mortgage securities are purchased at a premium, unscheduled principal prepayments, including prepay-ments resulting from mortgage foreclosures, may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which, when distributed to you, will be taxable as ordinary income.

FOREIGN SECURITIES You should consider carefully the substantial risks involved in securities of companies of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. A fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange ("NYSE"), and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political, and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and
(vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

CURRENCY RISK The fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent the fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization, or confiscatory taxation, withholding, and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

The fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the fund's portfolio securities are denominated may have a detrimental impact on the fund. Through the fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the fund's investments.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

The board of trustees considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions which would affect the liquidity of the fund's assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The board of trustees also considers the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories. However, in the absence of willful misfeasance, bad faith, or gross negligence on the part of the manager, any losses resulting from the holding of the fund's portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders. No assurance can be given that the board of trustees' appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

EURO RISK On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the euro, which will replace the national currency for participating member countries. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets.

Franklin Resources, Inc. has created an interdepartmental team to handle all euro-related changes to enable the Franklin Templeton Funds to process transactions accurately and completely with minimal disruption to business activities. While the implementation of the euro could have a negative effect on the fund, the fund's manager and its affiliated services providers are taking steps they believe are reasonably designed to address the euro issue.

LOWER-RATED SECURITIES Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk to principal and income, including the possibility of default by, or bankruptcy or, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for a fund to obtain accurate market quotations for the purposes of valuing the fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated dent securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities. The ability of a fund to achieve its investment goal may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the fund were invested in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a fund may incur additional expenses to seek recovery.

The risk factors above also apply to lower-quality zero-coupon, deferred interest and pay-in-kind securities. These securities have an additional risk, however, because unlike securities that pay interest throughout the time until maturity, the fund will not receive any cash until the cash payment date. If the issuer defaults, the fund may not obtain any return on its investment.

Zero-coupon or deferred interest securities are debt obligations that make no periodic interest payments before maturity or a specified date when the securities begin paying current interest (the "cash payment date"), and therefore are generally issued and traded at a discount from their face amount or par value. The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date approaches.

The value of zero-coupon securities is generally more volatile than the value of other fixed-income securities that pay interest periodically. Zero-coupon securities are also likely to respond to changes in interest rates to a greater degree than other fixed-income securities having similar maturities and credit quality.

Current federal income tax law requires a holder of a zero-coupon security to report as income each year the portion of original issue discount on the security that accrues that year, even though the holder receives no cash payments of interest during the year. Pay-in-kind securities pay interest by issuing more bonds. The fund is deemed to receive interest over the life of these bonds and is treated as if the interest were paid on a current basis for federal income tax purposes, although the fund does not receive any cash interest payments until maturity or the cash payment date. Accordingly, during times when the fund does not receive any cash interest payments on its zero-coupon, deferred interest or pay-in-kind securities, it may have to sell portfolio securities to meet distribution requirements and these sales may be subject to the risk factors discussed above. The fund is not limited in the amount of its assets that may be invested in these types of securities.

DERIVATIVE SECURITIES RISK
FUTURES CONTRACTS. Futures contracts entail risks. Although the fund believes that use of such contracts will benefit the fund, if the manager's investment judgment about pertinent market movements is incorrect, the fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. Similarly, if the fund sells a foreign currency futures contract and the U.S. dollar value of the currency unexpectedly increases, the fund will lose the beneficial effect of the increase on the value of the security denominated in that currency. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The fund may have to sell securities at a time when it may be disadvantageous to do so.

The fund's ability to hedge effectively all or a portion of its securities through transactions in financial futures and related options also depends on the degree to which price movements in the underlying index or underlying securities correlate with price movements in the relevant portion of the fund's portfolio. Inasmuch as these securities will not duplicate the components of any index or underlying securities, the correlation will not be perfect. Consequently, the fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both the securities and the hedging instrument.

Positions in financial futures and related options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular futures contract or related option at any specific time. Thus, it may not be possible to close a futures or option position. The inability to close futures or options positions could have an adverse impact on the fund's ability to effectively hedge its securities. The fund will enter into a futures or option position only if there appears to be a liquid secondary market for such futures or option.

The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The fund does not believe that these trading and positions limits will have an adverse impact on the fund's futures strategies.

OPTIONS ON FUTURES. The amount of risk the fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

ADDITIONAL RISKS OF FORWARD CONTRACTS, OPTIONS ON FOREIGN CURRENCIES, AND OPTIONS ON FUTURES CONTRACTS. Forward Contracts are not traded on contract markets regulated by the CFTC or by the SEC. The ability of the fund to use Forward Contracts could be restricted to the extent that Congress authorized the CFTC or the SEC to regulate such transactions. Forward Contracts are traded through financial institutions acting as market makers.

The fund may enter into forward currency exchange contracts in order to limit the risk from adverse changes in the relationship between currencies. However, these contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or between foreign currencies. Unanticipated changes in currency exchange rates also may result in poorer overall performance for the fund than if it had not entered into such contracts.

The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market, as well as the risks of adverse market movements, margins of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events.

Futures contracts on currencies, options on futures contracts, and options on foreign currencies may be traded on foreign exchanges. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies. The value of such positions could also be adversely affected by (i) other foreign political and economic factors, (ii) less available data than in the U.S. on which to base trading decisions,
(iii) delays in the fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of exercise and settlement terms and procedures, and margin requirements different from those in the U.S., and (v) lesser trading volume.

OFFICERS AND TRUSTEES
------------------------------------------------------------------------------

The trust has a board of trustees. The board is responsible for the overall management of the trust, including general supervision and review of the fund's investment activities. The board, in turn, elects the officers of the trust who are responsible for administering the fund's day-to-day operations. The board also monitors the fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The affiliations of the officers and board members and their principal occupations for the past five years are shown below.


                            POSITION(S)
                            HELD WITH       PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS       THE TRUST       DURING THE PAST FIVE YEARS
-------------------------------------------------------------------------------

Frank H. Abbott, III (77)
1045 Sansome Street
San Francisco, CA 94111

Trustee

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) and Vacu-Dry Co. (food processing).

Harris J. Ashton (66)
191 Clapboard Ridge Road
Greenwich, CT 06830

Trustee

Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods (a meat packing company); director or trustee, as the case may be, of 49 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers).

S. Joseph Fortunato (66)
Park Avenue at Morris County
P.O. Box 1945
Morristown, NJ 07962-1945

Trustee

Member of the law firm of Pitney, Hardin, Kipp & Szuch; director or trustee, as the case may be, of 51 of the investment companies in the Franklin Templeton Group of Funds.

Edith E. Holiday (47)
3239 38th Street, N.W.
Washington, DC 20016

Trustee

Director, Amerada Hess Corporation (exploration and refining of natural gas) (1993-present), Hercules Incorporated (chemicals, fibers and resins) (1993-present), Beverly Enterprises, Inc. (health care) (1995-present) and H.J. Heinz Company (packaged foods and allied products) (1994-present); director or trustee, as the case may be, of 25 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman (1995-1997) and Trustee (1993-1997), National Child Research Center, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993), General Counsel to the United States Treasury Department (1989-1990), and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

*Edward B. Jamieson (50)
777 Mariners Island Blvd.
San Mateo, CA 94404

President and Trustee

Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; and officer and trustee of four of the investment companies in the Franklin Templeton Group of Funds.

*Charles B. Johnson (66)
777 Mariners Island Blvd.
San Mateo, CA 94404

Chairman of the Board and Trustee

President, Chief Executive Officer and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Advisory Services, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (58)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Trustee

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Senior Vice President and Director, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

Frank W.T. LaHaye (69)
20833 Stevens Creek Blvd.
Suite 102
Cupertino, CA 95014

Trustee

General Partner, Miller & LaHaye, which is the General Partner of Peregrine Ventures II (venture capital firm); Director, Quarterdeck Corporation (software firm) and Digital Transmission Systems, Inc. (wireless communications); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, Fischer Imaging Corporation (medical imaging systems) and General Partner, Peregrine Associates, which was the General Partner of Peregrine Ventures (venture capital firm).

Gordon S. Macklin (70)
8212 Burning Tree Road
Bethesda, MD 20817

Trustee

Director, Fund American Enterprises Holdings, Inc., MCI WorldCom, MedImmune, Inc. (biotechnology), Spacehab, Inc. (aerospace services) and Real 3D (software); director or trustee, as the case may be, of 49 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman, White River Corporation (financial services) and Hambrecht and Quist Group (investment banking), and President, National Association of Securities Dealers, Inc.

Harmon E. Burns (54)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Trustee

Executive Vice President and Director, Franklin Resources, Inc., Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

Martin L. Flanagan (38)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Chief Financial Officer

Senior Vice President and Chief Financial Officer, Franklin Resources, Inc.; Executive Vice President and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President and Chief Financial Officer, Franklin Advisers, Inc.; Chief Financial Officer, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; President and Director, Franklin Templeton Services, Inc.; Senior Vice President and Chief Financial Officer, Franklin/Templeton Investor Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (50)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Secretary

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Vice President, Franklin Advisory Services, Inc.; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 53 of the investment companies in the Franklin Templeton Group of Funds.

Charles E. Johnson (42)
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091

Vice President

Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc.; Chairman and Director, Templeton Investment Counsel, Inc.; Vice President, Franklin Advisers, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 34 of the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam (60)
777 Mariners Island Blvd.
San Mateo, CA 94404

Treasurer and Principal Accounting Officer

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 32 of the investment companies in the Franklin Templeton Group of Funds.

Edward V. McVey (61)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President and National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 28 of the investment companies in the Franklin Templeton Group of Funds.

*This board member is considered an "interested person" under federal securities laws.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

The trust pays noninterested board members $625 per month plus $600 per meeting attended. Board members who serve on the audit committee of the trust and other funds in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the trust. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members may also serve as directors or trustees of other funds in the Franklin Templeton Group of Funds and may receive fees from these funds for their services. The fees payable to noninterested board members by the trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within the Franklin Templeton Group of Funds. The following table provides the total fees paid to noninterested board members by the fund and by the Franklin Templeton Group of Funds.

                                                             NUMBER OF BOARDS IN
                                        TOTAL FEES RECEIVED      THE FRANKLIN
                         TOTAL FEES      FROM THE FRANKLIN    TEMPLETON GROUP OF
                          RECEIVED       TEMPLETON GROUP OF  FUNDS ON WHICH EACH
        NAME           FROM THE TRUST1         FUNDS2              SERVES3
--------------------------------------------------------------------------------
Frank H. Abbott       $17,410                                         27
Harris J. Ashton       17,264                                         49
S. Joseph Fortunato    16,946                                         51
Edith E. Holiday       12,925                                         25
Frank W.T. LaHaye      18,010                                         27
Gordon S. Macklin      17,264                                         49

1. For the fiscal year ended October 31, 1998. During the period from November 1, 1997, through May 31, 1998, fees at the rate of $925 per month plus $925 per board meeting attended were in effect.
2. For the calendar year ended December 31, 1998.
3. We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the board members are responsible. The Franklin Templeton Group of Funds currently includes 54 registered investment companies, with approximately 168 U.S. based funds or series.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the fund or other funds in the Franklin Templeton Group of Funds. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in the Franklin Templeton Group of Funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

MANAGEMENT AND OTHER SERVICES
------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The fund's manager is Franklin Advisers, Inc. The manager is wholly owned by Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the fund to buy, hold or sell. The manager also selects the brokers who execute the fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the fund. Similarly, with respect to the fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the fund or other funds it manages. Of course, any transactions for the accounts of the manager and other access persons will be made in compliance with the fund's code of ethics.

Under the fund's code of ethics, employees of the Franklin Templeton Group who are access persons may engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer; (iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and (iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

The fund's sub-advisor is Templeton Investment Counsel, Inc. The sub-advisor has an agreement with the manager and provides the manager with investment management advice and assistance. The sub-advisor's activities are subject to the board's review and control, as well as the manager's instruction and supervision.

MANAGEMENT FEES The fee is computed according to the terms of the management agreement. Each class of the fund's shares pays its proportionate share of the fee.

For the fiscal year ended October 31, the fund paid the following management fees:

                  Management Fees Paid ($)
-------------------------------------------------
19981                         0

1. For the period from August 3, 1998 through October 31, 1998. Management fees, before any advance waiver, totaled $24,877. Under an agreement by the manager to waive its fees, the fund paid the management fees shown.

The manager pays the sub-advisor a fee equal to a monthly rate of 25% of the management fee paid to the manager. The manager pays this fee from the management fees it receives from the fund. For the fiscal year ended October 31, the manager paid the following sub-advisory fees:

                 Sub-Advisory Fees Paid ($)
-------------------------------------------------
19981                         0

1. For the period from August 3, 1998 through October 31, 1998.

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with the fund to provide certain administrative services and facilities for the fund. FT Services is wholly owned by Resources and is an affiliate of the fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The fund pays FT Services a monthly fee equal to an annual rate of 0.20% of the average daily net assets of the fund.

For the fiscal year ended October 31, the fund paid FT Services the following administration fees:

                 Administration Fees Paid ($)
  ------------------------------------------------
  19981                        0

1. For the period from August 3, 1998 through October 31, 1998.
Administration fees, before any advance waiver, totaled $11,707. Under an agreement by FT Services to waive its fees, the fund paid the administration fees shown.

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, Inc. (Investor Services) is the fund's shareholder servicing agent and acts as the fund's transfer agent and dividend-paying agent. Investor Services is located at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777.

For its services, Investor Services receives a fixed fee per account. The fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the fund. The amount of reimbursements for these services per benefit plan participant fund account per year may not exceed the per account fee payable by the fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the fund's securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the fund's independent auditor. The auditor gives an opinion on the financial statements included in the trust's Annual Report to Shareholders and reviews the trust's registration statement filed with the U.S. Securities and Exchange Commission (SEC).

PORTFOLIO TRANSACTIONS
------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the fund's officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the fund's portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the fund, any portfolio securities tendered by the fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the fund.

For the period from August 3, 1998 through October 31, 1998, the fund did not pay any brokerage commissions..

As of October 31, 1998, the fund owned securities issued by First Chicago NBD Corp., Bear, Stearns & Co. Inc., Deutsche Bank Capital Corp., Morgan Stanley & Co. Inc., Merrill Lynch Mortgage Investors Inc. and Salomon Inc. valued in the aggregate at $315,000, $776,000, $151,000, $148,000, $508,000 and
$303,000, respectively. Except as noted, the fund did not own any securities issued by its regular broker-dealers as of the end of the fiscal year.

DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------

The fund calculates dividends and capital gains the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in any distribution and service (Rule 12b-1) fees of each class. The fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

DISTRIBUTIONS OF NET INVESTMENT INCOME The fund receives income generally in the form of interest on its investments. This income, less expenses incurred in the operation of the fund, constitutes the fund's net investment income from which dividends may be paid to you. Any distributions by the fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS The fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the fund. Any net capital gains realized by the fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the fund.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the fund. Similarly, foreign exchange losses realized by the fund on the sale of debt securities are generally treated as ordinary losses by the fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS The fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held fund shares for a full year, the fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Internal Revenue Code requires the fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. The fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. If you redeem your fund shares, or exchange your fund shares for shares of a different Franklin Templeton Fund, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the fund on those shares.

All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

DEFERRAL OF BASIS If you redeem some or all of your shares in the fund, and then reinvest the sales proceeds in the fund or in another Franklin Templeton Fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report gain or loss on the redemption of your original shares in the fund. In so doing, all or a portion of the sales charge that you paid for your original shares in the fund will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

U.S. GOVERNMENT OBLIGATIONS Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS Because the fund's income consists of interest rather than dividends, no portion of its distributions will generally be eligible for the intercorporate dividends-received deduction. None of the dividends paid by the fund for the most recent calendar year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.

INVESTMENT IN COMPLEX SECURITIES The fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the fund are treated as ordinary income or capital gain, accelerate the recognition of income to the fund and/or defer the fund's ability to recognize losses, and, in limited cases, subject the fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the fund.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
------------------------------------------------------------------------------

The fund is a diversified series of Franklin Investors Securities Trust, an open-end management investment company, commonly called a mutual fund. The trust was organized as a Massachusetts business trust on December 22, 1986, and is registered with the SEC.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the fund's assets if you are held personally liable for obligations of the fund. The Declaration of Trust provides that the fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the fund and satisfy any judgment thereon. All such rights are limited to the assets of the fund. The Declaration of Trust further provides that the fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the fund's total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the fund itself is unable to meet its obligations.

The fund currently offers two classes of shares, Class A and Advisor Class. Before January 1, 1999, Class A shares were designated Class. The fund may offer additional classes of shares in the future. The full title of each class is:

 o  Franklin Bond Fund -  Class A
 o  Franklin Bond Fund - Advisor Class

Shares of each class represent proportionate interests in the fund's assets. On matters that affect the fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the trust for matters that affect the trust as a whole. Additional series may be offered in the future.

The trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The trust does not intend to hold annual shareholder meetings. The trust or a series of the trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting may also be called by the board in its discretion.

As of December 7, 1998, the principal shareholders of the fund, beneficial or of record, were:

Name and Address                 Share Class   Percentage (%)
---------------------------------------------------------------
Franklin Resources, Inc.           Class I         56.63
Corporate Accounting
Attn. Michael Corcoran
555 Airport Blvd. 4th Floor
Burlingame, CA  94010

Franklin Templeton Fund            Advisor         18.30
Allocator                           Class
Conservative Target Fund
C/O Fund Accounting Dept.
Kimberly Monasterio
1810 Gateway 3rd Floor
San Mateo, CA  94404-2470

Franklin Templeton Fund            Advisor         34.81
Allocator                           Class
Moderate Target Fund
C/O Fund Accounting Dept.
Kimberly Monasterio
1810 Gateway 3rd Floor
San Mateo, CA  94404-2470

Franklin Templeton Fund            Advisor          7.35
Allocator                           Class
Growth Target Fund
C/O Fund Accounting Dept.
Kimberly Monasterio
1810 Gateway 3rd Floor
San Mateo, CA  94404-2470

Franklin Resources, Inc.           Advisor          7.35
Corporate Accounting                Class
555 Airport Blvd. 4th Floor
Burlingame, CA  94010

From time to time, the number of fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of December 7, 1998, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each class. The board members may own shares in other funds in the Franklin Templeton Group of Funds.

BUYING AND SELLING SHARES
------------------------------------------------------------------------------

The fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the fund may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

When you buy shares, if you submit a check or a draft that is returned unpaid to the fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

GROUP PURCHASES As described in the prospectus, members of a qualified group may add the group's investments together for minimum investment purposes.

A qualified group is one that:

 o  Was formed at least six months ago,

 o  Has a purpose other than buying fund shares at a discount,

 o  Has more than 10 members,

 o  Can arrange for meetings between our representatives and group members,

 o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

 o Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and

 o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

DEALER COMPENSATION Distributors and/or its affiliates provide financial support to various securities dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the fund at net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their fund shares under the exchange privilege, the fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.

Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. The fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the U.S. Securities and Exchange Commission (SEC). In the case of redemption requests [in excess of these amounts], the board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. The fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

The wiring of redemption proceeds is a special service that we make available whenever possible. By offering this service to you, the fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in the prospectus.

Franklin Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the fund may reimburse Investor Services an amount not to exceed the per account fee that the fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the fund has the right (but has no obligation) to:
(a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
------------------------------------------------------------------------------

When you buy and sell shares, you pay the net asset value (NAV) per share.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). The fund does not calculate the NAV on days the New York Stock Exchange (NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the NASDAQ National Market System, the fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the fund values them according to the broadest and most representative market as determined by the manager.

The fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the fund holds is its last sale price on the relevant exchange before the fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the fund values options within the range of the current closing bid and ask prices if the fund believes the valuation fairly reflects the contract's market value.

The fund determines the value of a foreign security as of the close of trading on the foreign exchange on which the security is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the NAV. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the fund's shares. Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the fund for acting as underwriter of the fund's Advisor Class shares.

PERFORMANCE
------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the fund are based on the standardized methods of computing performance mandated by the SEC.

An explanation of these and other methods used by the fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

These figures will be calculated according to the SEC formula:

      n
P(1+T)   = ERV

where:

P     =     a hypothetical initial payment of $1,000
T     =     average annual total return
n     =     number of years
ERV   =     ending redeemable value of a hypothetical $1,000
payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at net asset value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated period ended October 31, 1998, were:

                      Since Inception
                      (8/3/98)
---------------------------------------
Advisor Class         4.17%

CURRENT YIELD Current yield shows the income per share earned by the fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the net asset value per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yield for the 30-day period ended October 31, 1998, was:

                         Yield
-------------------------------------
Advisor Class            4.84%

These figures were obtained using the following SEC formula:

                    6
Yield = 2 [(a-b + 1)  - 1]
           ----
            cd

where:

a =   interest earned during the period
b =   expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =   the net asset value per share on the last day of the  period

CURRENT DISTRIBUTION RATE Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current net asset value. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time. The current distribution rate for the 30-day period ended October 31, 1998, was:

                         Distribution Rate
--------------------------------------------
Advisor Class                  5.45%

VOLATILITY Occasionally statistics may be used to show the fund's volatility or risk. Measures of volatility or risk are generally used to compare the fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS Sales literature referring to the use of the fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Franklin Resources, Inc. is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS To help you better evaluate how an investment in the fund may satisfy your investment goal, advertisements and other materials about the fund may discuss certain measures of fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Salomon Brothers Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

o Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

o Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return for the municipal bond market.

o Bond Buyer 20 Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

o Bond Buyer 40 Index - an index composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date, and average coupon rate can and have changed over time. The average maturity generally has been about 29-30 years.

o Financial publications: The WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o  Salomon Brothers Composite High Yield Index or its component indices
   - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.

o Historical data supplied by the research departments of CS First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

o Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

o Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

From time to time, advertisements or information for the fund may include a discussion of certain attributes or benefits to be derived from an investment in the fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare the fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the fund's fixed-income investments, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the fund to calculate its figures. In addition, there can be no assurance that the fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
------------------------------------------------------------------------------

The fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the fund cannot guarantee that these goals will be met.

The fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services more than 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $216 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 117 U.S. based open-end investment companies to the public. The fund may identify itself by its NASDAQ symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

The Information Services & Technology division of Franklin Resources, Inc. (Resources) established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.

DESCRIPTION OF BOND RATINGS
------------------------------------------------------------------------------

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION (S&P)

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.














                     FRANKLIN INVESTORS SECURITIES TRUST
                             FILE NOS. 33-11444 &
                                   811-4986

                                  FORM N-1A

                                    PART C
                              OTHER INFORMATION

ITEM 23. EXHIBITS

       (A)  ARTICLES OF INCORPORATION

            (i)     Agreement and Declaration of Trust dated December 16, 1986
                    Filing: Post-Effective Amendment No. 15 to
                    Registration Statement on Form N-1A
                    File No. 33-11444
                    Filing Date: April 24, 1995

            (ii) Certificate of Amendment of Agreement and Declaration of Trust dated March 21, 1995
                    Filing: Post-Effective Amendment No. 15 to
                    Registration Statement on Form N-1A
                    File No. 33-11444
                    Filing Date: April 24, 1995

            (iii) Certificate of Amendment of Agreement and Declaration of Trust dated March 13, 1990
                    Filing: Post-Effective Amendment No. 15 to
                    Registration Statement on Form N-1A
                    File No. 33-11444
                    Filing Date: April 24, 1995

            (iv) Certificate of Amendment of Agreement and Declaration of Trust dated March 21, 1989
                    Filing: Post-Effective Amendment No. 22 to
                    Registration Statement on Form N-1A
                    File No. 33-11444
                    Filing Date: February 26, 1998

      (B)   BY-LAWS

            (i)     By-Laws
                    Filing: Post-Effective Amendment No. 15 to
                    Registration Statement on Form N-1A
                    File No. 33-11444
                    Filing Date: April 24, 1995

            (ii)    Amendment to By-Laws dated January 18, 1994
                    Filing: Post-Effective Amendment No. 15 to
                    Registration Statement on Form N-1A
                    File No. 33-11444
                    Filing Date: April 24, 1995

      (C)   INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS

            Not Applicable

      (D)   INVESTMENT ADVISORY CONTRACTS

            (i) Management Agreement between Registrant and Franklin Advisers, Inc. dated April 15, 1987
                    Filing: Post-Effective Amendment No. 15 to
                    Registration Statement on Form N-1A
                    File No. 33-11444
                    Filing Date: April 24, 1995

            (ii) Administration Agreement between Registrant, on behalf of Franklin Adjustable U.S. Government Securities Fund, and Franklin Advisers, Inc. dated June 3, 1991
                    Filing: Post-Effective Amendment No. 15 to
                    Registration Statement on Form N-1A
                    File No. 33-11444
                    Filing Date: April 24, 1995

            (iii) Administration Agreement between Registrant, on behalf of Franklin Adjustable Rate Securities Fund, and Franklin Advisers, Inc. dated December 26, 1991
                    Filing: Post-Effective Amendment No. 15 to
                    Registration Statement on Form N-1A
                    File No. 33-11444
                    Filing Date: April 24, 1995

            (iv) Subadvisory Agreement between Franklin Advisers, Inc., on behalf of Franklin Investors Securities Trust (on behalf of its series: Franklin Global Government Income Fund), and Templeton Investment Counsel, Inc. dated May 1, 1994
                    Filing: Post-Effective Amendment No. 15 to
                    Registration Statement on Form N-1A
                    File No. 33-11444
                    Filing Date: April 24, 1995

            (v) Amendment dated August 1, 1995 to the Administration Agreement between Registrant, on behalf of Franklin Adjustable Rate Securities Fund, and Franklin Advisers, Inc. dated December 26, 1991
                    Filing: Post-Effective Amendment No. 17 to
                    Registration Statement on Form N-1A
                    File No. 33-11444
                    Filing Date: December 29, 1995

            (vi) Amendment dated August 1, 1995 to the Administration Agreement between Registrant, on behalf of Franklin Adjustable U.S. Government Securities Fund, and Franklin Advisers, Inc. dated June 3, 1991
                    Filing: Post-Effective Amendment No. 17 to
                    Registration Statement on Form N-1A
                    File No. 33-11444
                    Filing Date: December 29, 1995

            (vii) Investment Advisory Agreement between Registrant, on behalf of Franklin Bond Fund, and Franklin Advisers, Inc. dated July 16, 1998
                    Filing: Post-Effective Amendment No. 25 to
                    Registration Statement on Form N-1A
                    File No. 33-11444
                    Filing Date: December 29, 1998

            (viii) Subadvisory Agreement between Franklin Advisers, Inc., on behalf of Franklin Investors Securities Trust (on behalf of its series: Franklin Bond Fund), and Templeton Investment Counsel, Inc. dated July 16, 1998
                    Filing: Post-Effective Amendment No. 25 to
                    Registration Statement on Form N-1A
                    File No. 33-11444
                    Filing Date: December 29, 1998

       (E)  UNDERWRITING CONTRACTS

            (i) Amended and Restated Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc. dated March 29, 1995
                    Filing: Post-Effective Amendment No. 18 to
                    Registration Statement on Form N-1A
                    File No. 33-11444
                    Filing Date: November 27, 1996

            (ii) Forms of Dealer Agreements between Franklin/Templeton Distributors, Inc. and Securities Dealers
                    Filing: Post-Effective Amendment No. 25 to
                    Registration Statement on Form N-1A
                    File No. 33-11444
                    Filing Date: December 29, 1998

      (F)   BONUS OR PROFIT SHARING CONTRACTS

            Not Applicable

      (G)   CUSTODIAN AGREEMENTS

            (i) Global Custody Agreement between The Chase Manhattan Bank, N.A. and Franklin Investors Securities Trust, on behalf of Franklin Global Government Income Fund, dated July 28, 1995
                    Filing: Post-Effective Amendment No. 17 to
                    Registration Statement on Form N-1A
                    File No. 33-11444
                    Filing Date: December 29, 1995

            (ii) Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                    Filing: Post-Effective Amendment No. 18 to
                    Registration Statement on Form N-1A
                    File No. 33-11444
                    Filing Date: November 27, 1996

            (iii) Terminal Link Agreement between Registrant and Bank of New York dated February 16, 1996
                    Filing: Post-Effective Amendment No. 18 to
                    Registration Statement on Form N-1A
                    File No. 33-11444
                    Filing Date: November 27, 1996

            (iv) Amendment dated May 7, 1997 to Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                    Filing: Post-Effective Amendment No. 22 to
                    Registration Statement on Form N-1A
                    File No. 33-11444
                    Filing Date: February 26, 1998

            (v) Amendment dated February 27, 1998 to Exhibit A of the Master Custody Agreement between the Registrant and Bank of New York dated February 16, 1996
                    Filing: Post-Effective Amendment No. 25 to
                    Registration Statement on Form N-1A
                    File No. 33-11444
                    Filing Date: December 29, 1998

            (vi) Foreign Custody Manager Agreement between the Registrant and Bank of New York made as of July 30, 1998, effective as of February 27, 1998
                    Filing: Post-Effective Amendment No. 25 to
                    Registration Statement on Form N-1A
                    File No. 33-11444
                    Filing Date: December 29, 1998

      (H)   OTHER MATERIAL CONTRACTS

            (i) Subcontract for Fund Administrative Services dated October 1, 1996 and Amendment thereto dated April 30, 1998 between Franklin Advisers, Inc. and Franklin Templeton Services, Inc.
                  Filing: Post-Effective Amendment No. 25 to
                  Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: December 29, 1998

            (ii) Fund Administration Agreement between Registrant, on behalf of Franklin Bond Fund, and Franklin Templeton Services, Inc. dated July 16, 1998
                  Filing: Post-Effective Amendment No. 25 to
                  Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: December 29, 1998

      (I)   LEGAL OPINION

            (i)   Opinion and Consent of Counsel dated December 14, 1998

      (J)   OTHER OPINIONS

            (i)   Consent of Independent Auditors

      (K)   OMITTED FINANCIAL STATEMENTS

            Not Applicable

      (L)   INITIAL CAPITAL AGREEMENTS

            (i) Letter of Understanding relating to Franklin Global Government Income Fund - Class II and Franklin Equity Income Fund - Class II dated April 12, 1995
                    Filing: Post-Effective Amendment No. 15 to
                    Registration Statement on Form N-1A
                    File No. 33-11444
                    Filing Date: April 24, 1995

            (ii) Letter of Understanding relating to Franklin Adjustable Rate Securities Fund
                    Filing: Post-Effective Amendment No. 10 to
                    Registration Statement on Form N-1A
                    File No. 33-11444
                    Filing Date: June 1, 1992

            (iii) Letter of Understanding relating to Franklin Bond Fund dated July 24, 1998
                    Filing: Post-Effective Amendment No. 25 to
                    Registration Statement on Form N-1A
                    File No. 33-11444
                    Filing Date: December 29, 1998

      (M)   RULE 12B-1 PLAN

            (i) Distribution Plan between Registrant, on behalf of Franklin Global Government Income Fund, and
                    Franklin/Templeton Distributors, Inc. dated May 1, 1994
                    Filing: Post-Effective Amendment No. 15 to
                    Registration Statement on Form N-1A
                    File No. 33-11444
                    Filing Date: April 24, 1995

            (ii) Distribution Plan between Registrant, on behalf of Franklin Short-Intermediate U.S. Government Securities Fund, and Franklin/Templeton Distributors, Inc. dated May 1, 1994
                    Filing: Post-Effective Amendment No. 15 to
                    Registration Statement on Form N-1A
                    File No. 33-11444
                    Filing Date: April 24, 1995

            (iii) Distribution Plan between Registrant, on behalf of Franklin Convertible Securities Fund, and
                    Franklin/Templeton Distributors, Inc. dated May 1, 1994
                    Filing: Post-Effective Amendment No. 15 to
                    Registration Statement on Form N-1A
                    File No. 33-11444
                    Filing Date: April 24, 1995

            (iv) Amended and Restated Distribution Plan between Registrant, on behalf of Franklin Adjustable U.S. Government Securities Fund, and Franklin/Templeton Distributors, Inc. dated July 1, 1993
                    Filing: Post-Effective Amendment No. 15 to
                    Registration Statement on Form N-1A
                    File No. 33-11444
                    Filing Date: April 24, 1995

            (v) Distribution Plan between Registrant, on behalf of Franklin Equity Income Fund, and Franklin/Templeton Distributors, Inc. dated May 1, 1994
                    Filing: Post-Effective Amendment No. 15 to
                    Registration Statement on Form N-1A
                    File No. 33-11444
                    Filing Date: April 24, 1995

            (vi) Amended and Restated Distribution Plan between Registrant, on behalf of Franklin Adjustable Rate Securities Fund, and Franklin/Templeton Distributors, Inc. dated July 1, 1993
                    Filing: Post-Effective Amendment No. 15 to
                    Registration Statement on Form N-1A
                    File No. 33-11444
                    Filing Date: April 24, 1995

            (vii) Class II Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin Global Government Income Fund, and Franklin/Templeton Distributors, Inc. dated March 30, 1995
                    Filing: Post-Effective Amendment No. 15 to
                    Registration Statement on Form N-1A
                    File No. 33-11444
                    Filing Date: April 24, 1995

            (viii) Class II Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin Convertible Securities Fund, and Franklin/Templeton Distributors, Inc. dated September 29, 1995
                    Filing: Post-Effective Amendment No. 17 to
                    Registration Statement on Form N-1A
                    File No. 33-11444
                    Filing Date: December 29, 1995

            (ix) Class II Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin Equity Income Fund, and Franklin/Templeton Distributors, Inc. dated March 30, 1995
                    Filing: Post-Effective Amendment No. 17 to
                    Registration Statement on Form N-1A
                    File No. 33-11444
                    Filing Date: December 29, 1995

            (x) Form of Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin Equity Income Fund - Class B, and Franklin/Templeton Distributors, Inc.
                    Filing: Post-Effective Amendment No. 25 to
                    Registration Statement on Form N-1A
                    File No. 33-11444
                    Filing Date: December 29, 1998

            (xi) Form of Distribution Plan between Registrant, on behalf of Franklin Bond Fund, and Franklin/Templeton
                    Distributors, Inc.
                    Filing: Post-Effective Amendment No. 25 to
                    Registration Statement on Form N-1A
                    File No. 33-11444
                    Filing Date: December 29, 1998

      (O)   RULE 18F-3 PLAN

            (i) Multiple Class Plan for Franklin Global Government Income Fund dated June 18, 1996
                    Filing: Post-Effective Amendment No. 20 to
                    Registration Statement on Form N-1A
                    File No. 33-11444
                    Filing Date: December 31, 1996

            (ii) Multiple Class Plan for Franklin Short-Intermediate U.S. Government Securities Fund dated June 18, 1996
                    Filing: Post-Effective Amendment No. 20 to
                    Registration Statement on Form N-1A
                    File No. 33-11444
                    Filing Date: December 31, 1996

            (iii) Multiple Class Plan for Franklin Convertible Securities Fund dated August 15, 1995
                    Filing: Post-Effective Amendment No. 21 to
                    Registration Statement on Form N-1A
                    File No. 33-11444
                    Filing Date: February 28, 1997

            (iv) Form of Multiple Class Plan for Franklin Equity Income Fund dated March 16, 1998
                    Filing: Post-Effective Amendment No. 25 to
                    Registration Statement on Form N-1A
                    File No. 33-11444
                    Filing Date: December 29, 1998

            (v)     Multiple Class Plan for Franklin Bond Fund dated July 16,
                    1998
                    Filing: Post-Effective Amendment No. 25 to
                    Registration Statement on Form N-1A
                    File No. 33-11444
                    Filing Date: December 29, 1998

      (P)   POWER OF ATTORNEY

            (i) Power of Attorney for Franklin Investors Securities Trust dated April 16, 1998
                    Filing: Post-Effective Amendment No. 23 to
                    Registration Statement on Form N-1A
                    File No. 33-11444
                    File Date: May 20, 1998

            (ii) Certificate of Secretary for Franklin Investors Securities Trust dated April 16, 1998
                    Filing: Post-Effective Amendment No. 23 to
                    Registration Statement on Form N-1A
                    File No. 33-11444
                    File Date: May 20, 1998

            (iii) Power of Attorney for Adjustable Rate Securities Portfolios dated February 16, 1995
                    Filing: Post-Effective Amendment No. 17 to
                    Registration Statement on Form N-1A
                    File No. 33-11444
                    Filing Date: December 29, 1995

            (iv) Certificate of Secretary for Adjustable Rate Securities Portfolios dated February 16, 1995
                    Filing: Post-Effective Amendment No. 17 to
                    Registration Statement on Form N-1A
                    File No. 33-11444
                    Filing Date: December 29, 1995

      (27)  Financial Data Schedule

            (i)    Financial Data Schedule for Franklin Global Government
                  Income Fund - Class I

           (ii) Financial Data Schedule for Franklin Global Government Income Fund - Class II

           (iii) Financial Data Schedule for Franklin Global Government Income Fund - Advisor Class

           (iv) Financial Data Schedule for Franklin Short-Intermediate U.S. Government Securities Fund - Class I

           (v) Financial Data Schedule for Franklin Short-Intermediate U.S. Government Securities Fund - Advisor Class

           (vi) Financial Data Schedule for Franklin Convertible Securities Fund - Class I

           (vii) Financial Data Schedule for Franklin Convertible Securities Fund - Class II

           (viii) Financial Data Schedule for Franklin Adjustable U.S. Government Securities Fund - Class I

           (ix)   Financial Data Schedule for Franklin Equity Income Fund -
                  Class I

           (x)    Financial Data Schedule for Franklin Equity Income Fund -
                  Class II

           (xi) Financial Data Schedule for Franklin Adjustable Rate Securities Fund - Class I

           (xii)  Financial Data Schedule for Franklin Bond Fund - Class I

           (xiii) Financial Data Schedule for Franklin Bond Fund - Advisor
                  Class

ITEM 24     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
            THE FUND

            None

ITEM 25     INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26     BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

a) The officers and directors of the Registrant's manager, Administrator, and the Master Fund's investment adviser, Franklin Advisers, Inc. ("Advisers") also serve as officers and/or directors for (1) Advisers' corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in the Franklin Templeton Group of Funds. In addition, Mr. Charles
B. Johnson was formerly a director of General Host Corporation. For additional information please see Part B and Schedules A and D of Form ADV of Advisers (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of Advisers and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

b)    Templeton Investment Counsel, Inc.

Templeton Investment Counsel, Inc., an indirect, wholly owned subsidiary of Franklin Resources, Inc., serves as the Franklin Global Government Income Fund's Sub-adviser, furnishing to Franklin Advisers, Inc. in that capacity, portfolio management services and investment research. For additional information please see part B and Schedules A and D of Form ADV of the Franklin Global Government Income Fund's Sub-adviser (SEC File 801-15125), incorporated herein by reference, which sets forth the officers and directors of the Sub-adviser and information as to any business, profession, vocation or employment of a substantial nature engages in by those officers and directors during the past two years.

ITEM 27     PRINCIPAL UNDERWRITERS

a) Franklin/Templeton Distributors, Inc., ("Distributors") also acts as principal underwriter of shares of:

Franklin Asset Allocation Fund
Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Custodian Funds, Inc.
Franklin Equity Fund
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Floating Rate Trust
Franklin Gold Fund
Franklin High Income Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Mutual Series Fund Inc.
Franklin Municipal Securities Trust
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Value Investors Trust
Institutional Fiduciary Trust

Templeton American Trust, Inc.
Templeton Capital Accumulator Fund, Inc.
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund, Inc.
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.
Templeton Variable Products Series Fund

b) The information required by this Item 29 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889).

c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

ITEM 28     LOCATION OF ACCOUNTS AND RECORDS

The accounts, books or other documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940 are kept by the Fund or its shareholder services agent, Franklin Templeton Investor Services, Inc., both of whose address is 777 Mariners Island Blvd., San Mateo, CA. 94404.

ITEM 29     MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30     UNDERTAKINGS

a) The Registrant hereby undertakes to comply with the information requirement in Item 5A of the Form N-1A including the required information in the Registrant's annual report and to furnish each person to whom a prospectus is delivered a copy of the annual report upon request and without charge.






                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 29th day of December, 1998.

                                    FRANKLIN INVESTORS SECURITIES TRUST
                                    (Registrant)

                                    By:   EDWARD B. JAMIESON*
                                          Edward B. Jamieson,
                                          President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

EDWARD B. JAMIESON*                    Trustee and Principal
Edward B. Jamieson                     Executive Officer
                                       Dated: December 29, 1998

MARTIN L. FLANAGAN*                    Principal Financial Officer
Martin L. Flanagan                     Dated: December 29, 1998

DIOMEDES LOO-TAM*                      Principal Accounting Officer
Diomedes Loo-Tam                       Dated: December 29, 1998

FRANK H. ABBOTT, III*                  Trustee
Frank H. Abbott, III                   Dated: December 29, 1998

HARRIS J. ASHTON*                      Trustee
Harris J. Ashton                       Dated: December 29, 1998

S. JOSEPH FORTUNATO*                   Trustee
S. Joseph Fortunato                    Dated: December 29, 1998

EDITH E. HOLIDAY*                      Trustee
Edith E. Holiday                       Dated: December 29, 1998

CHARLES B. JOHNSON*                    Trustee
Charles B. Johnson                     Dated: December 29, 1998

RUPERT H. JOHNSON, JR.*                Trustee
Rupert H. Johnson, Jr.                 Dated: December 29, 1998

FRANK W.T. LAHAYE*                     Trustee
Frank W.T. LaHaye                      Dated: December 29, 1998

GORDON S. MACKLIN*                     Trustee
Gordon S. Macklin                      Dated: December 29, 1998

*By   /s/ Larry L. Greene
      Attorney-in-Fact
      (Pursuant to Powers of Attorney previously filed)







                                        SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the undersigned has duly consented to the filing of this Registration Statement of Franklin Investors Securities Trust and has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 29th day of December, 1998.

                              ADJUSTABLE RATE SECURITIES PORTFOLIOS
                              (Registrant)

                              By:  CHARLES E. JOHNSON*
                                   Charles E. Johnson,
                                   President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following Trustees and Officers of Adjustable Rate Securities Portolios in the capacities and on the dates indicated:

CHARLES E. JOHNSON*                       Trustee and Principal
Charles E. Johnson                        Executive Officer
                                          Dated: December 29, 1998

MARTIN L. FLANAGAN                        Principal Financial Officer
Martin L. Flanagan                        Dated: December 29, 1998

DIOMEDES LOO-TAM*                         Principal Accounting Officer
Diomedes Loo-Tam                          Dated: December 29, 1998

CHARLES B. JOHNSON*                       Trustee
Charles B. Johnson                        Dated: December 29, 1998

FRANK H. ABBOTT III*                      Trustee
Frank H. Abbott III                       Dated: December 29, 1998

HARRIS J. ASHTON*                         Trustee
Harris J. Ashton                          Dated: December 29, 1998

S. JOSEPH FORTUNATO*                      Trustee
S. Joseph Fortunato                       Dated: December 29, 1998

RUPERT H. JOHNSON, JR.*                   Trustee
Rupert H. Johnson, Jr.                    Dated: December 29, 1998

FRANK W.T. LAHAYE*                        Trustee
Frank W.T. LaHaye                         Dated: December 29, 1998

WILLIAM J. LIPPMAN*                       Trustee
William J. Lippman                        Dated: December 29, 1998

GORDON S. MACKLIN*                        Trustee
Gordon S. Macklin                         Dated: December 29, 1998

*By /s/ Larry L. Greene
    Attorney-in-Fact
    (Pursuant to Powers of Attorney previously filed)






                   FRANKLIN INVESTORS SECURITIES TRUST
                          REGISTRATION STATEMENT
                              EXHIBITS INDEX

    EXHIBIT NO.                       DESCRIPTION                      LOCATION

EX-99.(a)(i)        Agreement and Declaration of Trust dated               *
                    December 16, 1986

EX-99.(a)(ii)       Certificate of Amendment of Agreement and              *
                    Declaration of Trust dated March 21, 1995

EX-99.(a)(iii)      Certificate of Amendment of Agreement and              *
                    Declaration of Trust dated March 13, 1990

EX-99.(a)(iv)       Certificate of Amendment of Agreement and              *
                    Declaration of Trust dated March 21, 1989

EX-99.(b)(i)        By-Laws                                                *

EX-99.(b)(ii)       Amendment to By-Laws dated January 18, 1994            *

EX-99.(d)(i)        Management Agreement between Registrant and            *
                    Franklin Advisers, Inc. dated April 15, 1987

EX-99.(d)(ii)       Administration Agreement between Registrant, on        *
                    behalf of Franklin Adjustable U.S. Government
                    Securities Fund, and Franklin Advisers, Inc.
                    dated June 3, 1991

EX-99.(d)(iii)      Administration Agreement between Registrant, on        *
                    behalf of Franklin Adjustable Rate Securities
                    Fund, and Franklin Advisers, Inc. dated
                    December 26, 1991

EX-99.(d)(iv)       Subadvisory Agreement between Franklin                 *
                    Advisers, Inc., on behalf of Franklin Investors
                    Securities Trust (on behalf of its series:
                    Franklin Global Government Income Fund), and
                    Templeton Investment Counsel, Inc. dated May 1,
                    1994

EX-99.(d)(v)        Amendment dated August 1, 1995 to the                  *
                    Administration Agreement between Registrant, on behalf of Franklin Adjustable Rate Securities
                    Fund, and Franklin Advisers, Inc. dated
                    December 26, 1991

EX-99.(d)(vi)       Amendment dated August 1, 1995 to the                  *
                    Administration Agreement between Registrant, on behalf of Franklin Adjustable U.S. Government
                    Securities Fund, and Franklin Advisers, Inc.
                    dated June 3, 1991

EX-99.(d)(vii)      Investment Advisory Agreement between                  *
                    Registrant, on behalf of Franklin Bond Fund, and Franklin Advisers, Inc. dated July 16, 1998

EX-99.(d)(viii)     Subadvisory Agreement between Franklin                 *
                    Advisers, Inc., on behalf of Franklin Investors
                    Securities Trust (on behalf of its series:
                    Franklin Bond Fund), and Templeton Investment
                    Counsel, Inc. dated July 16, 1998

EX-99.(e)(i)        Amended and Restated Distribution Agreement            *
                    between Registrant and Franklin/Templeton
                    Distributors, Inc. dated March 29, 1995

EX-99.(e)(ii)       Forms of Dealer Agreements between                     *
                    Franklin/Templeton Distributors, Inc. and
                    Securities Dealers

EX-99.(g)(i)        Global Custody Agreement between The Chase             *
                    Manhattan Bank, N.A. and Franklin Investors
                    Securities Trust, on behalf of Franklin Global
                    Government Income Fund, dated July 28, 1995

EX-99.(g)(ii)       Master Custody Agreement between Registrant and        *
                    Bank of New York dated February 16, 1996

EX-99.(g)(iii)      Terminal Link Agreement between Registrant and         *
                    Bank of New York dated February 16, 1996

EX-99.(g)(iv)       Amendment dated May 7, 1997 to Master Custody          *
                    Agreement between Registrant and Bank of New
                    York dated February 16, 1996

EX-99.(g)(v)        Amendment dated February 27, 1998 to Exhibit A         *
                    of the Master Custody Agreement between
                    Registrant and Bank of New York dated February
                    16, 1996

EX-99.(g)(vi)       Foreign Custody Manager Agreement between              *
                    Registrant and Bank of New York made as of July
                    30, 1998, effective as of February 27, 1998

EX-99.(h)(i)        Subcontract for Fund Administrative Services           *
                    dated October 1, 1996 and Amendment thereto dated April 30, 1998 between Franklin Advisers,
                    Inc. and Franklin Templeton Services, Inc.

EX-99.(h)(ii)       Fund Administration Agreement between                  *
                    Registrant, on behalf of Franklin Bond Fund, and Franklin Templeton Services, Inc. dated
                    July 16, 1998

EX-99.(i)(i)        Opinion and Consent of Counsel dated December      Attached
                    14, 1998

EX-99.(j)(i)        Consent of Independent Auditors                    Attached

EX-99.(l)(i)        Letter of Understanding relating to Franklin           *
                    Global Government Income Fund - Class II and
                    Franklin Equity Income Fund - Class II dated
                    April 12, 1995

EX-99.(l)(ii)       Letter of Understanding relating to Franklin           *
                    Adjustable Rate Securities Fund

EX-99.(l)(iii)      Letter of Understanding relating to Franklin           *
                    Bond Fund dated July 24, 1998

EX-99.(m)(i)        Distribution Plan between Registrant, on behalf        *
                    of Franklin Global Government Income Fund, and
                    Franklin/Templeton Distributors, Inc. dated May
                    1, 1994

EX-99.(m)(ii)       Distribution Plan between Registrant, on behalf        *
                    of Franklin Short-Intermediate U.S. Government
                    Securities Fund, and Franklin/Templeton
                    Distributors, Inc. dated May 1, 1994

EX-99.(m)(iii)      Distribution Plan between Registrant, on behalf        *
                    of Franklin Convertible Securities Fund, and
                    Franklin/Templeton Distributors, Inc. dated May
                    1, 1994

EX-99.(m)(iv)       Amended and Restated Distribution Plan between         *
                    Registrant, on behalf of Franklin Adjustable
                    U.S. Government Securities Fund, and
                    Franklin/Templeton Distributors, Inc. dated July
                    1, 1993

EX-99.(m)(v)        Distribution Plan between Registrant, on behalf        *
                    of Franklin Equity Income Fund, and
                    Franklin/Templeton Distributors, Inc. dated May
                    1, 1994

EX-99.(m)(vi)       Amended and Restated Distribution Plan between         *
                    Registrant, on behalf of Franklin Adjustable
                    Rate Securities Fund, and Franklin/Templeton
                    Distributors, Inc. dated
                    July 1, 1993

EX-99.(m)(vii)      Class II Distribution Plan pursuant to Rule            *
                    12b-1 between Registrant, on behalf of Franklin
                    Global Government Income Fund, and
                    Franklin/Templeton Distributors, Inc. dated
                    March 30, 1995

EX-99.(m)(viii)     Class II Distribution Plan pursuant to Rule            *
                    12b-1 between Registrant, on behalf of Franklin
                    Convertible Securities Fund, and
                    Franklin/Templeton Distributors, Inc. dated
                    September 29, 1995

EX-99.(m)(ix)       Class II Distribution Plan pursuant to Rule            *
                    12b-1 between Registrant, on behalf of Franklin
                    Equity Income Fund, and Franklin/Templeton
                    Distributors, Inc. dated March 30, 1995

EX-99.B15(x)        Form of Distribution Plan pursuant to Rule             *
                    12b-1 between Registrant, on behalf of Franklin
                    Equity Income Fund - Class B, and
                    Franklin/Templeton Distributors, Inc.

EX-99.(m)(xi)       Form of Distribution Plan between Registrant,          *
                    on behalf of Franklin Bond Fund, and
                    Franklin/Templeton Distributors, Inc.

EX-99.(o)(i)        Multiple Class Plan for Franklin Global                *
                    Government Income Fund dated June 18, 1996

EX-99.(o)(ii)       Multiple Class Plan for Franklin                       *
                    Short-Intermediate U.S. Government Securities
                    Fund dated June 18, 1996

EX-99.(o)(iii)      Multiple Class Plan for Franklin Convertible           *
                    Securities Fund dated August 15, 1995

EX-99.(o)(iv)       Form of Multiple Class Plan for Franklin Equity        *
                    Income Fund

EX-99.(o)(v)        Multiple Class Plan for Franklin Bond Fund             *
                    dated July 16, 1998

EX-99.(p)(i)        Power of Attorney for Franklin Investors               *
                    Securities Trust dated April 16, 1998

EX-99.(p)(ii)       Certificate of Secretary for Franklin Investors        *
                    Securities Trust dated April 16, 1998

EX-99.(p)(iii)      Power of Attorney for Adjustable Rate                  *
                    Securities Portfolios dated February 16, 1995

EX-99.(p)(iv)       Certificate of Secretary for Adjustable Rate           *
                    Securities Portfolios dated February 16, 1995

EX-27.B(i)          Financial Data Schedule for Franklin Global        Attached
                    Government Income Fund - Class I

EX-27.B(ii)         Financial Data Schedule for Franklin Global        Attached
                    Government Income Fund - Class II

EX-27.B(iii)        Financial Data Schedule for Franklin Global        Attached
                    Government Income Fund - Advisor Class

EX-27.B(iv)         Financial Data Schedule for Franklin               Attached
                    Short-Intermediate U.S. Government Securities
                    Fund - Class I

EX-27.B(v)          Financial Data Schedule for Franklin               Attached
                    Short-Intermediate U.S. Government Securities
                    Fund - Advisor Class

EX-27.B(vi)         Financial Data Schedule for Franklin               Attached
                    Convertible Securities Fund - Class I

EX-27.B(vii)        Financial Data Schedule for Franklin               Attached
                    Convertible Securities Fund - Class II

EX-27.B(viii)       Financial Data Schedule for Franklin Adjustable    Attached
                    U.S. Government Securities Fund - Class I

EX-27.B(ix)         Financial Data Schedule for Franklin Equity        Attached
                    Income Fund - Class I

EX-27.B(x)          Financial Data Schedule for Franklin Equity        Attached
                    Income Fund - Class II

EX-27.B(xi)         Financial Data Schedule for Franklin Adjustable    Attached
                    Rate Securities Fund - Class I

EX-27.B(xii)        Financial Data Schedule for Franklin Bond Fund     Attached
                    - Class I

EX-27.B(xiii)       Financial Data Schedule for Franklin Bond Fund     Attached
                    - Advisor Class

*Incorporated by Reference